UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05010

THE HUNTINGTON FUNDS

(Exact name of registrant as specified in charter)

2960 North Meridian Street, Suite 300

Attn: Huntington Funds Officer

Indianapolis, IN 46208

(Address of principal executive offices) (Zip code)

Dave Carson

The Huntington National Bank

41 South High Street

Columbus, OH 43287

(Name and address of agent for service)

Copies to:

David C. Mahaffey, Esq.

Sullivan & Worcester

1666 K Street, N.W.

Washington, DC 20006

Registrant’s telephone number, including area code: 1-800-253-0412

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Item 1. Reports to Stockholders.

A Message from the

Chief Investment Officer and

Annual Shareholder Report

DECEMBER 31, 2012

CLASS A SHARES

TRUST SHARES

Letter from the Chief Investment Officer

Dear Shareholders:

Despite a raft of economic, political, earnings, international and market concerns during 2012, virtually all the equity markets produced attractive returns for the year. Buoyed by yet another announced Federal Reserve System bond buying program, investors were encouraged by the flood of liquidity provided to the economic system. Small and middle capitalized companies led the performance derby with returns of 16.33% and 17.88% as represented by the Standard & Poor’s Small Cap 600 Index (“S&P 600”)1 and the Standard & Poor’s Mid Cap 400 Index (“S&P 400”)2, respectively. The large caps, as represented by the Dow Jones Industrial Average3 and the Standard & Poor’s 500 Index (“S&P 500”)4, were also up 10.24% and 16.00%, respectively. Even the international markets provided investors with a strong rebound from the dismal double digit declines that occurred during 2011.

The most significant investment event during 2012 was certainly the Presidential election in November. Virtually all investment strategies were based upon who would win the White House. With diametrically opposed views on taxes and economic stimulus, the two candidates were closely deadlocked up until the day of the election. Huntington Asset Advisors, Inc. (“Huntington”) developed two separate strategies based upon the eventual outcome. We believed that certain sectors would perform differently under the policies of the two candidates. Upon confirmation of the election, we moved quickly in all of our Huntington Funds to implement our predetermined strategy. This included reducing betas and emphasizing investments in certain industries that would be favored under the Obama administration. Expectations regarding the tax policies associated with capital gains and dividends that had been espoused by President Obama ultimately were muted in the fiscal cliff negotiations. These tax policies will carry positive momentum for investors into 2013 and beyond.

One of the longer term strategies that Huntington employed during the year was to emphasize the agribusiness sector. With back to back strong years in farm income and dramatically growing international demand for food, our analysts looked into a variety of avenues to uncover opportunities. The traditional approach would be to invest in farm equipment, fertilizers and seed companies. We looked deeper into the periphery of agribusiness, which includes investments in rural retail establishments, irrigation and flow control devices, transportation equipment and catalogue companies that cater to outdoor life. We firmly believe that this strategy has longer term positive investment implications that can be implemented irrespective of Federal Reserve policy, economic issues and regulatory initiatives.

Looking into 2013 there are two major pieces of legislation that we believe will start to have significant impacts on the economy and the markets. With the drafting of Dodd-Frank regulations and the institution of the new healthcare laws, there will be new costs and regulations impacting critical aspects of the economy. Just as the passage of Sarbanes Oxley created ripples in the markets ten years ago, the impact of the banking and healthcare bills will need to be sorted out by investors.

One accompaniment of the Dodd-Frank legislation will most likely be an increase in merger and acquisition activities, as smaller financial firms seek to cover costs by adding economies of scale. This would be consistent with the experience of Sarbanes-Oxley as many firms merged, went private or sold out. In the year following the passage of Sarbanes-Oxley there were fewer publically traded companies than the year before, as many firms merged with significant premiums to previous valuations. This could be an interesting opportunity for 2013 strategies in our equity funds if past is prologue.

In 2102, we were especially proud of three of our equity fund that were recognized by Morningstar for their outstanding performance relative to their peers. The Huntington Situs Fund received a Five-Star Overall Morningstar RatingTM in the Mid-Cap Blend category. Both The Huntington International Equity Fund and the Huntington Dividend Capture Fund received a Four-Star Overall Morningstar RatingTM in the Foreign Large Blend and Large Value categories, respectively.

Letter from the Chief Investment Officer

Letter from the Chief Investment Officer (Continued)

As always, Huntington seeks to control risk while providing opportunities to add value for our Huntington Funds’ shareholders. We conduct our efforts with the highest level of attention to the disciplines that we have employed for several decades. We appreciate your confidence and your continued support. We look forward to helping you achieve your long-term financial goals, with a full range of Huntington Funds designed to meet both your individual needs and the economic challenges throughout the upcoming year.

Sincerely,

B. Randolph Bateman

Chief Investment Officer

Huntington Asset Advisors, Inc.

(1)	The S&P 600 is a capitalization-weighted index which generally represents all major industries in the small cap range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	The S&P 400 is a capitalization-weighted index of common stocks representing the mid-range sector of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(3)	The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and Nasdaq.

(4)	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share classis counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and ten-year if applicable) Morningstar Rating metrics. Ratings are for the Trust class; other classes may have different performance characteristics. For the Overall, 3-, 5- and 10-year periods ended 12/31/2012, the Situs Fund received 5, 5, 4 and 5 stars and was rated among 352, 352, 309 and 195 funds, respectively. For the Overall, 3-, 5- and 10-year periods ended 12/31/2012, the International Equity Fund received 4, 3, 4 and 4 stars and was rated among 713, 713,589 and 325 funds, respectively. For the Overall, 3-, 5- and 10-year periods ended 12/31/2012,the Dividend Capture Fund received 4, 4, 4 and 3 stars and was rated among 1051,1051,930 and 591 funds, respectively. ©2012 Morningstar, Inc.

©2012 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

This commentary may include statements that constitute “forward looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the Advisor as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the Advisor undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

Letter from the Chief Investment Officer

Annual Shareholder Report

MONEY MARKET FUNDS

Huntington Tax Free Money Market Fund

Huntington Money Market Fund

Huntington Ohio Municipal Money Market Fund

Huntington U.S. Treasury Money Market Fund

EQUITY FUNDS

Huntington Disciplined Equity Fund

Huntington Dividend Capture Fund

Huntington Global Select Markets Fund

Huntington Growth Fund

Huntington Income Equity Fund

Huntington International Equity Fund

Huntington Mid Corp America Fund

Huntington Real Strategies Fund

Huntington Rotating Markets Fund

Huntington Situs Fund

INCOME FUNDS

Huntington Fixed Income Securities Fund

Huntington Intermediate Government Income Fund

Huntington Mortgage Securities Fund

Huntington Ohio Tax-Free Fund

Huntington Short/Intermediate Fixed Income Securities Fund

ASSET ALLOCATION FUNDS

Huntington Balanced Allocation Fund

Huntington Conservative Allocation Fund

Huntington Growth Allocation Fund

Disciplined Equity Fund	As of 12/31/12

Management’s Discussion of Fund Performance

Portfolio Manager: Peter Sorrentino, CFA

Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2012, the Huntington Disciplined Equity Fund’s Trust Shares and Class A Shares produced total returns (not including the deduction of applicable sales charges) of 0.91% and 0.67%, respectively, based upon net asset value. The Fund underperformed the Standard & Poor’s 100 Index (“S&P 100”)1, which returned 16.05% for the same period.

The Fund’s positive performance during the year was driven largely by strength in the financial sector. Two of the Fund’s top performing holdings were JPMorgan Chase & Co. (2.1%)* and Bank of America Corp. (1.2%)*, which delivered 36% and 110% returns for the year, respectively. Rounding out the Fund’s top contributors were Comcast Corp. (1.3%)* and Home Depot, Inc. (1.4%)* in the consumer sector. The overall top performer for the Fund was its holding of Apple, Inc. (5.8%)*. The price advance for shares of Apple, Inc., from $405 to a close of $533, generated 1.96% in incremental return for the Fund in 2012.

Despite positive equity returns for 2012, the Fund underperformed due to the cost of maintaining its protective risk hedges. In spite of the strong advance for the broad market, the options and futures markets in 2012 exhibited a pronounced negative skew. Investors displayed a strong distain for market volatility throughout the year, making the cost of mitigating downside price risk expensive. It was this expense that consumed the majority of the Fund’s income and price appreciation.

*	Percentage of holdings based on Fund’s net assets as of 12/31/2012. The composition of the Fund’s holdings is subject to change.

(1)	The S&P 100 measures the performance of large cap companies in the United States, and is comprised of 100 major blue chip companies across multiple industry groups. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

This commentary may include statements that constitute “forward looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the Advisor as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the Advisor undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

Annual Shareholder Report

Disciplined Equity Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares.

Class	Expense Ratios
A	1.45%
Trust	1.20%

The above expense ratios are from the Funds’ prospectus dated May 1, 2012. Additional information pertaining to the Fund’s expense ratio as of December 31, 2012 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The S&P 100 has been adjusted to reflect reinvestment of dividends on securities in the index.

The Fund intends to write (sell) covered call options which may limit the Fund’s gain, if any, on the underlying securities, and the Fund continues to bear the risk of a decline in the value of the underlying stock until the option expires or is closed out. The Fund intends to write (sell) call options and purchase put options and/or enter into put option spreads. Option spreads present risk during periods of high market volatility. The Fund may also write (sell) put options on individual stocks deemed attractive for purchase at prices at or above the exercise price of the put options written. If a counterparty is unable to honor its commitments, the value of Fund shares may decline and/or the Fund could experience delays in the return of collateral or other assets held by the counterparty. No Fund is a complete investment program and you may lose money investing in the Fund.

Because the fund invests in a limited number of holdings, an increase or decrease in the value of a single security may have a greater impact on the fund’s net asset value and total return.

Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified. In addition, the Fund may be subject to specific risks of the information technology sector, such as obsolescence.

The funds are distributed by Unified Financial Securities, Inc. (Member FINRA), a wholly owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc., the advisor to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

(1)	The Fund commenced operations for all share classes on August 1, 2011.

†	The S&P 100 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Dividend Capture Fund	As of 12/31/12

Management’s Discussion of Fund Performance

Portfolio Manager:

Kirk Mentzer, MBA, Director of Research

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2012, the Huntington Dividend Capture Fund’s Trust Shares and Class A Shares produced total returns (not including the deduction of applicable sales charges) of 10.87% and 10.72%, respectively, based on net asset value. The Huntington Dividend Capture Fund’s Trust Shares’ performance fell below the total return of 16.00% for the Fund’s benchmark, the Standard & Poor’s 500 Index (“S&P 500”)1, and the total return of 16.45% for the Dividend Capture Indices Blend (“DCIB”)2 for the same period. The Huntington Dividend Capture Fund’s Class A class shares underperformed the benchmark for the same period.

The Fund is managed using our top-down style and portfolio construction techniques, which are aimed at producing a high level of stable income while managing volatility by investing in three distinct asset classes: common stocks, REITs, and preferred stocks.

¢

Value-style common stocks: Despite slowing economic and profit growth, U.S. equity markets produced a +16.00% total return for 2012. Sector performance favored financials, consumer discretion and healthcare sectors over utilities, energy and staples. Investors had less preference for the high quality, low volatility, dividend-paying stocks that the Fund was focused on for the period. As a result, the common stocks in the Fund underperformed the overall market. The Fund’s common stock total return for 2012 was +13.76% compared to the S&P 500 Value Index of +17.62%.

(1)	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	The DCIB is a custom, blended index comprised of the following three indices with their noted respective weightings: S&P 500 Value Index (40%), Merrill Lynch Fixed Rate Preferred Index (40%) and NAREIT Index (20%). This custom, blended index and its respective weightings are reflective of the Fund’s sector diversification. Indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an Index.

Annual Shareholder Report

Dividend Capture Fund (Continued)

¢

Real Estate Investment Trusts (REITs)**: REITs were the best performing asset class for the Fund in 2012. The Fund’s REIT holdings produced a total return of +21.96% which compared favorably to the benchmark NAREIT Index total return of +19.56%.

¢

Preferred Stock***: Preferred stocks generally lagged the equity market, but outperformed corporate bonds with a +13.52% total return for 2012. Investors’ search for yield drove prices higher as credit spreads compressed. Performance for the preferred stocks landed between corporate bonds and common stock.

Trading activity was responsible for -4.13% of the performance relative to the benchmark while portfolio structure had a impact of -5.30%. Portfolio structure can be explained by adding security characteristics: -8.02%, sector allocation: -1.84% and security selection: 4.57%.

The three holdings that had the largest positive contribution to the Fund’s performance were Waddell & Reed Financial, Inc. (0.7%)*, GAP, Inc. (sold) and Sunoco Logistic Partners LP (0.7%)*. These three holdings added 1.53% to the Fund’s return. The three holdings that had the largest negative contribution to the Fund’s performance were Freeport-McMoRan Copper & Gold, Inc. (0.7%)*, Total SA (sold) and Exelon Corp. (sold). These three holdings subtracted 0.65% from the Fund’s return.

*	Percentage of holdings based on Fund’s net assets as of 12/31/2012. The composition of the Fund’s holdings is subject to change.

**	REIT returns represented by the NAREIT Index.

***	Preferred stock returns represented by BofA, Merrill Lynch US Fixed Rate Preferred Stock Index.

This commentary may include statements that constitute “forward looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the Advisor as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the Advisor undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

Annual Shareholder Report

Dividend Capture Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares.

Class	Expense Ratios
A	1.15%
Trust	0.90%

The above expense ratios are from the Funds’ prospectus dated September 27, 2012. Additional information pertaining to the Fund’s expense ratio as of December 31, 2012 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The S&P 500 and DCIB have been adjusted to reflect reinvestment of dividends on securities in the indices.

Investments in real estate investment trusts (“REITs”) and real-estate related securities involves special risks associated with an investment in real estate, such as limited liquidity and interest rate risks and may be more volatile than other securities. In addition, the value of REITs and other real estate-related investments is sensitive to changes in real estate values, extended vacancies of properties and other environmental and economic factors.

There are no guarantees that dividend paying stocks will continue to pay dividends. In addition, dividend paying stocks may not experience the same capital appreciation potential as nondividend paying stocks.

The funds are distributed by Unified Financial Securities, Inc. (Member FINRA), a wholly owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc., the advisor to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

†	The S&P 500 and DCIB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Global Select Markets Fund	As of 12/31/12

Management’s Discussion of Fund Performance

Portfolio Manager:

Paul W. Attwood, CFA

Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2012, the Huntington Global Select Markets Fund produced total returns (not including the deduction of applicable sales charges) of 10.82% and 10.43% for its Trust and Class A Shares respectively, based on net asset value. The Fund underperformed the total return of 18.22% for the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (“MSCI-EM”)1, the Fund’s benchmark index, for the same period.

Some of the best performers in the Index were countries that have in the recent past had significant challenges, both politically and economically. The top performing country was Turkey, up 61%, followed by Egypt, which rallied 44%. These are areas of the globe that the Fund has typically shied away from. We are searching for countries that provide long-term reward relative to the risk assumed. The countries that helped boost the Index in 2012 do not typically fit these parameters. One of the countries we believed would offer significant returns, on a secular basis, was Brazil. Brazil was one of the worst performers in the Index (-4%) and had a dramatic effect on overall relative performance. Concerns over global growth and more specifically, commodity demand from China, kept buyers away from Brazilian equities. Global trade, at this point, appears to be bottoming and we believe this should bode well for a rebound in the more industrialized sectors of their economy.

In addition to an underperforming equity market, the Brazilian Real was one of the weaker emerging markets currencies, falling by 9% against the U.S. Dollar. Indonesia’s Rupiah fell over 7% on concerns that the government was not progressing fast enough on domestic development in the country. Some of the stronger currencies were in the European region, specifically Eastern Europe, where an alternative to holding Euro in the form of Polish Zloty (+11%) appealed to investors. The South Korean Won was one of Asia’s star performers, up over 8%. This was largely due to a substantial interest rate differential between the Won and most of the developed world.

Annual Shareholder Report

Global Select Markets Fund (Continued)

With regards to sector performance, investors were “barbelling” strategies to reduce overall risk while still holding equities in sectors that would participate in growth driven rallies. This is evident in the top performing areas. Investments typically considered beneficiaries of an improving economy, technology (+26%) and financials (+22%) rallied along with areas considered to be defensive in nature, health care (+32%) and consumer staples (+23%). Energy (+2%) and utilities (+2%) were the weakest areas. This is symbolic of the constant barrage of headlines that were released throughout the year, first giving investors hope for sustained economic recovery followed by concerns over fiscal and political issues.

Our strategy of investing in the most attractive countries globally where there are enormous opportunities for substantial long-term returns cost us in terms of relative performance in 2012. As previously mentioned, the areas that we have concerns about over the long run managed to appreciate substantially. We believe that countries with superior monetary, fiscal and political discipline will reward patient investors. The Huntington Global Select Markets Fund will continue to focus on these core areas with the goal of providing superior risk-adjusted returns in the future.

¿	The composition of the Fund’s holdings is subject to change.

(1)	The MSCI-EM is a market-capitalization weighted equity index comprising 21 of the 48 countries in the MSCI universe. Each MSCI country index is created separately, then aggregated, without change, into MSCI indices. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

This commentary may include statements that constitute “forward looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the Advisor as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the Advisor undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

Annual Shareholder Report

Global Select Markets Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares.

Class	Expense Ratios
A	2.17%
Trust	1.92%

The above expense ratios are from the Funds’ prospectus dated May 1, 2012. Additional information pertaining to the Fund’s expense ratio as of December 31, 2012 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The MSCI-EM has been adjusted to reflect reinvestment of dividends on securities in the index.

International investing involves special risks including currency risk, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards. The Fund is subject to the risks associated with its investments in emerging market securities, which tend to be more volatile and less liquid than securities traded in developed countries.

The funds are distributed by Unified Financial Securities, Inc. (Member FINRA), a wholly owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc., the advisor to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

(1)	The Fund commenced operations for all share classes on December 30, 2009.

†	The MSCI-EM is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Growth Fund	As of 12/31/12

Management’s Discussion of Fund Performance

Portfolio Manager:

Herb Chen, MBA

Senior Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2012, the Huntington Growth Fund’s Trust Shares and Class A Shares produced total returns (not including the deduction of applicable sales charges) of 10.30% and 10.02%, respectively, based on net asset value. This performance was less than the total return of 14.60% for the Fund’s benchmark, the Standard & Poor’s 500 Growth Index (“S&P 500 GI”)1, for the same period. The Standard & Poor’s 500 Index (“S&P 500”)2 returned 16.00% for the same period.

The Fund is designed to provide investors with a portfolio of medium-to-large sized companies with potential for above-average growth potential. A top-down investment strategy is followed, using qualitative, quantitative, and technical analysis to evaluate the potential growth of companies in each industry. The stock selection process is also based on relative price to earnings growth methodology.

Portfolio structure had a negative 1.35% impact of the performance relative to the benchmark. Portfolio structure can be explained by a positive 0.52% impact from security selection, and a negative 1.03% and 0.83% impact from sector allocation and security characteristics, respectively. In addition, trading activity had a negative impact of 2.96%.

The three holdings that had the largest positive contribution to the Fund’s performance were Apple, Inc. (5.2%)*, Rackspace Hosting, Inc. (2.3%)* and Whole Foods Market, Inc. (3.0%)*. These three holdings added 3.91% to the Fund’s return. The three holdings that had the largest negative contribution to the Fund’s performance were Cirrus Logic, Inc. (sold), CARBO Ceramics, Inc. (sold) and Express Scripts Holding Co. (sold). These three holdings subtracted 1.56% from the Fund’s return.

*	Percentage of holdings based on Fund’s net assets as of 12/31/2012. The composition of the Fund’s holdings is subject to change.

(1)	The S&P 500 GI is a capitalization-weighted index comprised of stocks in the S&P 500 having the highest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

This commentary may include statements that constitute “forward looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the Advisor as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the Advisor undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

Annual Shareholder Report

Growth Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares.

Class	Expense Ratios
A	1.44%
Trust	1.19%

The above expense ratios are from the Funds’ prospectus dated May 1, 2012. Additional information pertaining to the Fund’s expense ratio as of December 31, 2012 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The S&P 500 and S&P 500 GI have been adjusted to reflect reinvestment of dividends on securities in the indices.

Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified. In addition, the Fund may be subject to specific risks of the information technology sector, such as obsolescence.

The funds are distributed by Unified Financial Securities, Inc. (Member FINRA), a wholly owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc., the advisor to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

†	The S&P 500 and S&P 500 GI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Income Equity Fund	As of 12/31/12

Management’s Discussion of Fund Performance

Portfolio Manager:

Craig J. Hardy, CFA, MBA

Senior Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2012, the total returns (not including the deduction of applicable sales charges) for the Huntington Income Equity Fund were 10.50% and 10.27% for Trust Shares and Class A Shares, respectively, based on net asset value. These returns compare with a total return of 17.68% for the Standard & Poor’s 500 Value Index (“S&P 500 VI”)1, the Fund’s benchmark, for the same period. The Standard & Poor’s 500 Index (“S&P 500”)2 returned 16.00% for the same period.

During the fiscal year, the Fund was positioned relatively conservatively, with an emphasis on stocks with above average dividend yields, reasonable dividend growth prospects and value orientation. Constructing the Fund with those characteristics meant that the Fund’s largest sector exposure during the fiscal year was in the financials sector, followed by the energy sector. This combination of characteristics produced returns for the Fund that were lower than the return of the S&P 500 VI and the S&P 500 for the reporting period.

The sectors that contributed most positively to the performance of the Fund during the year were financials, health care and consumer staples. Although the financial sector provided the highest total return for the Fund, the performance of the Fund’s financial stocks trailed that of the benchmark’s financial stocks, thus contributing largely to the relative underperformance of the Fund. The sectors that most negatively impacted the Fund’s performance during the reporting period were telecommunications and utilities. During a year of rather strong stock market returns, these sectors did not enjoy the higher level of growth that characterized the broader market, although they did provide a healthy stream of income for the Fund. The stocks that contributed most positively to the performance of the Fund during the year were Seagate Technology (sold), Time Warner Cable, Inc. (1.2%)* and LyondellBasell Industries N.V. (1.3%)*. The stocks that most negatively impacted the Fund’s performance during the year were Best Buy Co., Inc. (sold), Windstream Corp. (1.2%)* and Banco Santander S.A. (sold). In general, the sale of covered calls as a hedging technique added to the performance of the Fund.

*	Percentage of holdings based on Fund’s net assets as of 12/31/2012. The composition of the Fund’s holdings is subject to change.

(1)	The S&P 500 VI is a capitalization-weighted index comprised of the stocks in the S&P 500 having the lowest price to book ratios and consists of approximately half of the S&P 500 on a market capitalization basis. The S&P multifactor methodology is used to score constituents, which are weighted according to market cap and classified as value. The index has a relatively low turnover. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

This commentary may include statements that constitute “forward looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the Advisor as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the Advisor undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

Annual Shareholder Report

Income Equity Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares.

Class	Expense Ratios
A	1.45%
Trust	1.20%

The above expense ratios are from the Funds’ prospectus dated May 1, 2012. Additional information pertaining to the Fund’s expense ratio as of December 31, 2012 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The S&P 500 and the S&P 500 VI have been adjusted to reflect reinvestment of dividends on securities in the indices.

There are no guarantees that dividend paying stocks will continue to pay dividends. In addition, dividend paying stocks may not experience the same capital appreciation potential as non-dividend paying stocks.

The funds are distributed by Unified Financial Securities, Inc. (Member FINRA), a wholly owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc., the advisor to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

†	The S&P 500 and the S&P 500 VI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

International Equity Fund	As of 12/31/12

Management’s Discussion of Fund Performance

Portfolio Manager:

Paul W. Attwood, CFA

Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2012, the Huntington International Equity Fund produced total returns (not including the deduction of applicable sales charges) of 14.28% and 14.00% for Trust Shares and Class A Shares, respectively, based on net asset value. This underperformed the total return of 17.32% for the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East Index (“MSCI-EAFE”)1, the Fund’s benchmark index, for the same period.

Surprisingly, the top 3 performing countries in the Index were all European: Belgium (+36%), Denmark (+30%) and Germany (+27%). With the almost daily headlines coming out of Europe with regards to the collapse of sovereign debt prices, it is surprising that these markets were able to weather the storm and produce phenomenal returns for the year. On the flipside, as is to be expected, three of the bottom four performers were also European: Greece (-1%), Portugal (-1%) and Spain (-3%). Considering the potentially disastrous outcome from a collapse in both the Euro currency and the related Government debt, the equity markets were able to look through the morass to what appears to be a brighter future.

Concerns over foreign banks holding toxic debt whose quality could be considered questionable, did not prevent equity investors from buying financials and making them the number one performing sector in the MSCI-EAFE with a 28% gain. Consumer discretionary appreciated 22%. Names like Barclays, AXA and BNP Paribas were some of the highest contributors to performance. Michelin in the Consumer discretionary space added substantially to relative performance. Energy and telecommunications were the weakest areas, down 4% and 6% respectively. Vodaphone in the telecommunication space was disappointing after lower sales in troubled parts of Europe had a larger than expected impact on earnings.

European currencies across the board rallied against the dollar in 2012. The Euro managed a gain of 2%. One of the stronger regional currencies was the Norwegian Krone up over 7%. The major story at the end of last year in the currency market was the weakness in the Japanese Yen, which was down over 11% for the year. The newly elected government in Japan appears committed to boosting inflation and jump starting the economy. A devaluing of the Yen should help exporters specifically as we enter 2013.

(1)	The MSCI-EAFE is a market-capitalization weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into MSCI indices. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

Annual Shareholder Report

International Equity Fund (Continued)

The Fund’s return increment to the MSCI-EAFE was influenced by three main factors: its allocation to sectors and currency, along with exposure to economic factors such as global interest rates. The most beneficial impact to relative performance came from the selection of particular securities. Overall, sector weightings did not contribute to positive relative performance for the year. The portfolio had a positive impact from its weighting in stocks in the materials sector, which were strong contributors to index performance. This was partially offset by an above-index weighting in stocks in the industrial and information technology sectors, which did not add value.

The best contributors to overall return were stocks with less economic growth exposure and generous dividends, including BCE, Inc. (sold) based in Canada, Pearson PLC (1.6%)* and Vodafone Group PLC (1.6%)* based in the United Kingdom, ACE Ltd. (1.6%)*, a Swiss based insurance provider, and Sanofi-Aventis (2.1%)* based in France. Stocks that detracted from relative performance included two banks, Barclays (2.7%)* based in the United Kingdom and BNP Paribas (2.3%)* based in France. Komatsu Ltd. (sold), a Japanese heavy equipment maker, and the Swedish truck builder Volvo AB (1.6%) were also relatively negative. The currency exposure of the portfolio was additive to relative performance, mainly due to an underweight in the Euro, along with less than benchmark exposure to the UK pound and the Australian dollar.

Security selection had the most positive impact on relative performance. The stocks selected for the portfolio and their weightings were generally beneficial to the Fund.

*	Percentage of holdings based on Fund’s net assets as of 12/31/2012. The composition of the Fund’s holdings is subject to change.

This commentary may include statements that constitute “forward looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the Advisor as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the Advisor undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

Annual Shareholder Report

International Equity Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares.

Class	Expense Ratios
A	1.86%
Trust	1.61%

The above expense ratios are from the Funds’ prospectus dated May 1, 2012. Additional information pertaining to the Fund’s expense ratio as of December 31, 2012 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.

International investing involves special risks including currency risk, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries and currency risk and political risks are accentuated in emerging markets.

The funds are distributed by Unified Financial Securities, Inc. (Member FINRA), a wholly owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc., the advisor to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

†	The MSCI-EAFE is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Mid Corp America Fund	As of 12/31/12

Management’s Discussion of Fund Performance

Portfolio Manager:

Christopher M. Rowane, CFA, MBA

Senior Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2012, the Huntington Mid Corp America Fund’s Trust Shares and Class A Shares produced total returns (not including the deduction of applicable sales charges) of 14.70% and 13.94%, respectively, based upon net asset value. In the same period, the Fund’s benchmark, the Standard & Poor’s MidCap 400 Index (“S&P 400”)1, produced a total return of 17.88%. The Lipper Mid Cap Core Average (“LMCC”)2 returned 15.59% for the same time period.

The three holdings that had the largest positive contribution to the Fund’s performance were Timken Co. (1.9%)*, Mylan, Inc. (2.5%)* and Albemarle Corp. (1.6%)*. These three holdings added 0.94% to the Fund’s return. The three holdings that had the largest negative contribution to the Fund’s performance were Teradata Corp. (2.3%)*, Citrix Systems, Inc. (2.0%)* and ITT Educational Services Inc. (0.2%)*. These three holdings subtracted 1.00% from the Fund’s return.

The Fund’s sector strategy benefited from allocations in healthcare, consumer staples and energy. The Fund’s underweight in the consumer discretionary sector, as well as the security selections in that sector, hampered the performance.

The equity market produced strong returns, especially in the mid-cap space, despite numerous levels of uncertainty from the U.S. Presidential election, European recession and Middle East conflicts. Mid-caps are primarily focused companies that operate and distribute on the domestic economy, which benefited from quantitative easing from the Federal Reserve.

*	Percentage of holdings based on Fund’s net assets as of 12/31/2012. The composition of the Fund’s holdings is subject to change.

(1)	The S&P 400 is a capitalization weighted index comprised of common stocks representing all major industries in the mid-cap range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	LMCC figures represent the average of the total returns reported by all of the mutual funds designated by the Lipper, Inc. as falling in the category indicated. They do not reflect sales charges.

This commentary may include statements that constitute “forward looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the Advisor as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the Advisor undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

Annual Shareholder Report

Mid Corp America Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares.

Class	Expense Ratios
A	1.58%
Trust	1.33%

The above expense ratios are from the Funds’ prospectus dated May 1, 2012. Additional information pertaining to the Fund’s expense ratio as of December 31, 2012 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 400 and LMCC have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

Mid-cap investing involves greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

The funds are distributed by Unified Financial Securities, Inc. (Member FINRA), a wholly owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc., the advisor to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

†	The S&P 400 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index. The LMCC represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a Fund’s performance.

Annual Shareholder Report

Real Strategies Fund	As of 12/31/12

Management’s Discussion of Fund Performance

Portfolio Manager:

Peter Sorrentino, CFA

Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2012, the Huntington Real Strategies Fund produced total returns (not including the deduction of applicable sales charges) of 5.20% and 4.96% for Trust Shares and Class A Shares, respectively, based upon net asset value. The Fund outperformed its benchmark, the S&P GSCI® Index (“S&P CSCI”)1, which had a total return of 0.08% for the same period. The Fund underperformed the Real Strategies Indices Blend (“RSIB”)2, which returned 8.14% for the same period.

The Fund’s performance during the year was driven by a wide range of agricultural holdings. Three of the Fund’s top performing holdings were Agrium, Inc. (1.1%)* in the fertilizer arena, along with Valmont Industries, Inc. (1.4%)* and Lindsay Corp. (1.2%)* both manufacturers of irrigation systems. Rounding out the Fund’s top five contributors were Dean Foods Co. (sold) and Rayonier, Inc. (1.6%)*, both closely related to the agricultural industry. These investments represent the deliberate shift in emphasis of the portfolio from the areas of energy and industrial minerals to food related opportunities.

*	Percentage of holdings based on Fund’s net assets as of 12/31/2012. The composition of the Fund’s holdings is subject to change.

(1)

The S&P GSCI® Index measures general price movements and inflation in the world economy. The Index is calculated primarily on a world production-weighted basis and is comprised of the principal physical commodities that are the subject of active, liquid futures markets. The Fund’s investment adviser elected to change the benchmark index from the S&P 500 to the S&P GSCI® Index because the S&P GSCI® Index is more reflective of the securities in which the Fund invests. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not

(2)	The Real Strategies Indices Blend is a custom blended index comprised of the following two indices with their noted respective weightings; Reuters/Jefferies CRB Total Return Index (50%) and NAREIT Index (50%). The Reuters/Jefferies CRB Total Return Index is a commodity index, a basket of exchange-traded futures contracts representing long-only positions in underlying commodities. Indices typically include a variety of commodity sectors to provide investors broader exposure to commodities as an asset class and free the investor from the mechanics of future trading (e.g., contract rolling and physical delivery). The index return does not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index return assumes reinvestment of all distributions and does not reflect the deduction of taxes and fees. Individuals cannot invest directly in the Index, however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of benchmark Index. The NAREIT represents returns for the National Association of Real Estate Investment Trust Equity Index. The indices are unmanaged and, unlike the Fund, are not affected by cashflows.

Annual Shareholder Report

Real Strategies Fund (Continued)

After an extended period of higher prices fueled global capacity additions, the Fund witnessed the price impact of those new volumes coming to market. This was particularly evident in 2012 for the prices in the energy and industrial metals markets. Coal producers were among those hit hard as evidenced by the performance of the Fund’s holdings in Natural Resource Partners, down 31.6% and Adaro Energy, down 9.7%. The decline in energy prices impacted many of the Fund’s foreign holdings as the U.S. Dollar was stronger relative to resource exporters such as Canada, Brazil and Indonesia. The negative currency impact hurt the Fund’s holding in Canadian Natural Resources Ltd. (0.9%)*, Canadian Oil Sands Ltd. (1.0%)*, Cameco Corp. (0.6%)*, Vale SA (0.6%)* and BHP Billiton Ltd. (0.6%)*.

Following over a decade of strong price advances, gold and silver turned in modest returns for 2012. The Fund’s silver holdings gained just 7.8% followed by the gold positions gain of 7.3%. These modest returns were still far better than the fate of the gold mining stocks as evidenced by the 22.6% decline for shares of Barrick Gold Corp.

These returns bear out the shift in asset emphasis towards food and away from energy and metals.

*	Percentage of holdings based on Fund’s net assets as of 12/31/2012. The composition of the Fund’s holdings is subject to change.

(1)

The S&P GSCI® Index measures general price movements and inflation in the world economy. The Index is calculated primarily on a world production-weighted basis and is comprised of the principal physical commodities that are the subject of active, liquid futures markets. The Fund’s investment adviser elected to change the benchmark index from the S&P 500 to the S&P GSCI® Index because the S&P GSCI® Index is more reflective of the securities in which the Fund invests. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not

(2)	The Real Strategies Indices Blend is a custom blended index comprised of the following two indices with their noted respective weightings; Reuters/Jefferies CRB Total Return Index (50%) and NAREIT Index (50%). The Reuters/Jefferies CRB Total Return Index is a commodity index, a basket of exchange-traded futures contracts representing long-only positions in underlying commodities. Indices typically include a variety of commodity sectors to provide investors broader exposure to commodities as an asset class and free the investor from the mechanics of future trading (e.g., contract rolling and physical delivery). The index return does not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index return assumes reinvestment of all distributions and does not reflect the deduction of taxes and fees. Individuals cannot invest directly in the Index, however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of benchmark Index. The NAREIT represents returns for the National Association of Real Estate Investment Trust Equity Index. The indices are unmanaged and, unlike the Fund, are not affected by cashflows.

This commentary may include statements that constitute “forward looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the Advisor as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the Advisor undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

Annual Shareholder Report

Real Strategies Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares.

Class	Expense Ratios
A	1.68%
Trust	1.43%

The above expense ratios are from the Funds’ prospectus dated May 1, 2012. Additional information pertaining to the Fund’s expense ratio as of December 31, 2012 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P GSCI and RSIB have been adjusted to reflect reinvestment of dividends on securities in the indices.

Investments in real estate investment trusts (“REITs”) and real-estate related securities involve special risks associated with an investment in real estate, such as limited liquidity and interest rate risks and may be more volatile than other securities. In addition, the value of REITs and other real estate-related investments is sensitive to changes in real estate values, extended vacancies of properties and other environmental and economic factors.

Commodities-related investments are subject to the same risks as direct investments in commodities and prices may rise and fall in response to many factors such as economic, political and regulatory developments.

Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified.

The funds are distributed by Unified Financial Securities, Inc. (Member FINRA), a wholly owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc., the advisor to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

(1)	The Fund commenced operations for all Share classes on May 2, 2007.

†	The S&P GSCI and RSIB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Rotating Markets Fund	As of 12/31/12

Management’s Discussion of Fund Performance

Portfolio Manager:

Paul Koscik, JD

Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2012, the Huntington Rotating Markets Fund’s Trust Shares and Class A Shares produced total returns (not including the deduction of applicable sales charges) of 6.40% and 6.07%, respectively, based upon net asset value. In the same period, the Fund’s benchmark, the Standard & Poor’s 500 Index (“S&P 500”)1, produced a total return of 16.00%.

The Rotating Markets Fund began 2012 emulating the Dow Jones Industrial Average. By the end of March, the index began to underperform the S&P 500 Index. Based on circumstances at that time, it was determined that the best index to emulate was the NASDAQ-100 Index. The reasoning behind the decision was that mid-caps, small-caps, and international indices were underperforming the S&P 500. The only major index outperforming the S&P 500 was the NASDAQ-100 Index. Initially, the rotation was beneficial, however, the NASDAQ-100 began to underperform the S&P 500 in September. The underperformance accelerated as leading stocks such as Apple, Microsoft, Oracle, Intel, and Cisco sold off sharply on fears of a weakening economy. For the last half of the year, the Fund’s Trust Shares returned only 1.8%.

Although 2012 was a difficult year for the Fund, a long-term perspective is very important. In 2013, we intend to continue to follow our strategy of focusing on cyclical macroeconomic trends to identify the areas that have the potential to offer the best combination of risk/return potential over the next 12 months and rotate to a different market segment should we decide that it the best course of action for the Fund.

¿	The composition of the Fund’s holdings is subject to change.

(1)	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

This commentary may include statements that constitute “forward looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the Advisor as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the Advisor undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

Annual Shareholder Report

Rotating Markets Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares.

Class	Expense Ratios
A	1.47%
Trust	1.22%

The above expense ratios are from the Funds’ prospectus dated May 1, 2012. Additional information pertaining to the Fund’s expense ratio as of December 31, 2012 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

International investing involves special risks including currency risk, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries and currency risk and political risks are accentuated in emerging markets.

Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified. In addition, the Fund may be subject to specific risks of the information technology sector, such as obsolescence.

The funds are distributed by Unified Financial Securities, Inc. (Member FINRA), a wholly owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc., the advisor to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

†	The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Situs Fund	As of 12/31/12

Management’s Discussion of Fund Performance

Portfolio Manager:

B. Randolph Bateman, CFA

Chief Investment Officer

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2012, the Huntington Situs Fund’s Trust Shares and Class A Shares produced total returns (not including the deduction of applicable sales charges) of 24.11% and 23.82%, respectively, based upon net asset value. The Fund significantly out performed its benchmark, the Standard and Poor’s SmallCap 600 Index (“S&P 600”)1, which rose 16.33% for the same period. The Standard and Poor’s MidCap 400 Index (“S&P 400”)2 gained 17.88% for the same period. At year end, the Fund received a Five-Star Overall Morningstar RatingTM in the Mid-Cap Blend category. An attribution evaluation that Huntington Asset Advisors, Inc. conducts on all Huntington Funds indicates that the Fund’s performance was primarily created by security selection, but also shows significant contribution from sector emphasis or avoidance as well.

The management contribution of performance over the benchmark for the Fund was 3.63%. That contribution was attributed to portfolio structure, of which 1.88% was sector allocation and 8.58% was individual stock selection. Since security selection was the primary contributor to overperformance, the larger holdings seemed to be the major drivers of performance. Geoscience Technologies Corp. added 4.36%, Cabela’s, Inc. contributed 2.21%, Flowserve Corp. rose 1.35% and a takeover, Asia Pacific Brewers Ltd. added 1.3% to the superior performance over the benchmark.

Despite significant uncertainty in the markets due to the economy, the Presidential election, tax uncertainty and international turmoil, investors still found value in the equity markets, which virtually all performed well. Going into 2013, we believe the markets will react to political efforts to reduce and control the budget deficit. The tax questions have been cleared a bit, but the freezing of fiscal activities could be of investor concern. In reflection of the passage of the Sarbanes- Oxley law earlier this century, the sweeping Healthcare Reform laws and the Dodd Frank regulations could create a spate of merger and acquisition activities. We are looking at ways to take advantage of the potential for smaller cap stocks to seek merger partners, to go private or otherwise seek to develop economies of scale. This scenario could uncover significant value in companies that the Situs Fund holds.

¿	The composition of the Fund’s holdings is subject to change.

(1)	The S&P 600 is a capitalization-weighted index representing all major industries in the small-cap range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	The S&P 400 is a capitalization-weighted index comprised of common stocks representing all major industries in the mid-range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

This commentary may include statements that constitute “forward looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the Advisor as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the Advisor undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

Annual Shareholder Report

Situs Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares.

Class	Expense Ratios
A	1.59%
Trust	1.34%

The above expense ratios are from the Funds’ prospectus dated May 1, 2012. Additional information pertaining to the Fund’s expense ratio as of December 31, 2012 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 600 and S&P 400 have been adjusted to reflect reinvestment of dividends on securities in the indices.

International investing involves special risks including currency risk, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards.

Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified. In addition, the Fund may be subject to specific risks of the information technology sector, such as obsolescence.

The funds are distributed by Unified Financial Securities, Inc. (Member FINRA), a wholly owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc., the advisor to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

†	The S&P 600 and S&P 400 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Fixed Income Securities Fund	As of 12/31/12

Management’s Discussion of Fund Performance

Portfolio Manager:

Kirk Mentzer, MBA

Senior Vice President and Director of Research

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2012, the Huntington Fixed Income Securities Fund’s Trust Shares and Class A Shares produced total returns (not including the deduction of applicable sales charges) of 3.98% and 3.74%, respectively, based on net asset value. The Fund underperformed the Fund’s benchmark, the Barclays Government/Credit Bond Index (“BGCBI”)1, which had a total return of 4.82% for the same period.

Treasury yields rose slightly in the fourth quarter as central bank actions heavily influenced markets. Corporate bonds were the best performing sector with a +1.3% incremental return over Treasury securities as investors’ search for yield drove prices higher. In terms of sub-sector performance, first place honors go to the banking industry, followed closely by insurance. Lagging groups included the technology and consumer areas.

Positive contributors to the Fund’s performance included an asset allocation overweight of corporate bonds. However, corporate bond selection was too conservative as higher quality issues lagged throughout the year and resulted in the overall underperformance of the Fund.

¿	The composition of the Fund’s holdings is subject to change.

(1)	The BGCBI comprises bonds that are investment grade rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s, if unrated by Moody’s. Issues must have at least one year to maturity. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

This commentary may include statements that constitute “forward looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the Advisor as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the Advisor undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

Annual Shareholder Report

Fixed Income Securities Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 3.75% sales charge for the Class A Shares.

Class	Expense Ratios
A	1.30%
Trust	1.05%

The above expense ratios are from the Funds’ prospectus dated May 1, 2012. Additional information pertaining to the Fund’s expense ratio as of December 31, 2012 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The BGCBI has been adjusted to reflect reinvestment of dividends on securities in the index.

The funds are distributed by Unified Financial Securities, Inc. (Member FINRA), a wholly owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc., the advisor to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 3.75% ($10,000 investment minus $375 sales load = $9,625).

†	The BGCBI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Intermediate Government Income Fund	As of 12/31/12

Management’s Discussion of Fund Performance

Portfolio Manager:

William G. Doughty; MBA

Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2012, the Huntington Intermediate Government Income Fund produced total returns (not including the deduction of applicable sales charges) of 1.68% and 1.53% for Trust and Class A Shares, respectively, based on net asset value. This compared with the return of the Barclays Intermediate Government/Credit Index (“BIGC”)1, the Fund’s benchmark, return of 3.89%, the Merrill Lynch U.S. Treasuries/Agencies 1-10 Years Index’s (“G5A0 1-10”)2 return of 1.87% and the Lipper Short-Intermediate Government Funds Average3 of 1.69% for the same period.

During 2012, the Barclays U.S. Aggregate Bond Index 4, which represents a broad bond market index, showed a return of 4.22%. Sector performance favored corporate bonds by a wide margin. The Fund’s underperformance against its benchmark index, the BIGC, was due to the asset mix of the portfolio. The Fund’s mandate does not include owning corporate bonds, which were the best asset class during the year. The risk off trade was due to the slowing economy in the U.S. and the problems in Europe as accounts were reaching for yield. The mortgage portion of the portfolio did benefit the Fund, as mortgage securities had a good relative performance in 2012, despite the pre-payment risk with lower interest rates.

¿	The composition of the Fund’s holdings is subject to change.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

(1)	The BIGC is a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and ten years. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	The MLTA 1-10 tracks the current 10-year Treasury securities. This index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(3)	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

(4)	The Barclay’s U.S. Aggregate Bond Index is composed of securities from the Barclay’s Government/Corporate Bond Index, Mortgage Securities Index and the Asset Based Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

This commentary may include statements that constitute “forward looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the Advisor as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the Advisor undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

Annual Shareholder Report

Intermediate Government Income Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 3.75% sales charge for the Class A Shares.

Class	Expense Ratios
A	1.33%
Trust	1.08%

The above expense ratios are from the Funds’ prospectus dated May 1, 2012. Additional information pertaining to the Fund’s expense ratio as of December 31, 2012 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The BIGC and MLTA 1-10 have been adjusted to reflect reinvestment of dividends on securities in the indices.

The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.

The funds are distributed by Unified Financial Securities, Inc. (Member FINRA), a wholly owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc., the advisor to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 3.75% ($10,000 investment minus $375 sales load = $9,625).

†	The BIGC and MLTA 1-10 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Mortgage Securities Fund	As of 12/31/12

Management’s Discussion of Fund Performance

Co-Portfolio Managers:

William G. Doughty, MBA

Vice President

Gustave J. Seasongood

Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2012, the Huntington Mortgage Securities Fund produced returns (not including the deduction of applicable sales charges) of 2.95% and 2.68% for the Fund’s Trust and Class A Shares, respectively, based on net asset value. This compared to the total return of 2.59% for the Fund’s benchmark, the Barclays Mortgage Backed Securities Index (“BMBSI”)1, and the Lipper U.S. Mortgage Funds Average2 return of 4.32% for the same period.

During 2012, the mortgage market outperformed Treasuries. The mortgage market had a return of 2.59%, as measured by the BMBSI for the year, compared to a return of 2.16% for Treasuries. The Agency position had no impact on the Fund’s performance. The relative under performance of the Fund was due to its more defensive nature and the concern of pre-payment risk due to lower interest rates, as well as faster prepayments. The 12% exposure to the REIT (Real Estate Investment Trust) market helped the Fund’s return. As measured by the NAREIT Index (“NAREIT”)3, REITs produced a return of 19.67%.

¿	The composition of the Fund’s holdings is subject to change.

Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.

(1)	The BMBSI is composed of all fixed securities mortgage pools by the Government National Mortgage Association (GNMA), Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, including GNMA Graduated Payment Mortgages. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges

(3)	The NAREIT Index represents returns for the FTSE National Association of Real Estate Investment Trust All Equity REITs Index. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

This commentary may include statements that constitute “forward looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the Advisor as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the Advisor undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

Annual Shareholder Report

Mortgage Securities Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 3.75% sales charge for the Class A Shares.

Class	Expense Ratios
A	1.37%
Trust	1.12%

The above expense ratios are from the Funds’ prospectus dated May 1, 2012. Additional information pertaining to the Fund’s expense ratio as of December 31, 2012 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The BMBSI has been adjusted to reflect reinvestment of dividends on securities in the index.

The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Investments in real estate investment trusts (“REITs”) involve special risks associated with an investment in real estate such as limited liquidity and interest rate risk. In addition, the value of REITs and other real estate-related investments is sensitive to changes in real estate values, extended vacancies of properties and other environmental and economic factors.

The funds are distributed by Unified Financial Securities, Inc. (Member FINRA), a wholly owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc., the advisor to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 3.75% ($10,000 investment minus $375 sales load = $9,625).

†	The BMBSI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Ohio Tax-Free Fund	As of 12/31/12

Management’s Discussion of Fund Performance

Portfolio Manager:

Kathy Stylarek

Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2012, the Huntington Ohio Tax-Free Fund’s Trust Shares and Class A Shares produced total returns (not including the deduction of applicable sales charges) of 3.90% and 3.65%, respectively, based on net asset value. The Fund’s benchmark, the Barclays 7-Year Municipal Bond Index (“B7MB”)1, returned 4.20% for the same period. The Lipper Ohio Municipal Debt Funds Average2, the Fund’s peer group, had a total return of 7.49% for the same period.

The Fund was positioned more defensively than its benchmark with a shorter duration, which resulted in a lower but consistent relative performance for the year. The Fund underperformed its Lipper peer group, but was positively impacted by the strong performance of municipals in the intermediate range of the curve. The lower quality, longer maturities performed well throughout the year although our focus was on the Short and Intermediate Ohio quality names. Municipal bonds began the year with the ratio of municipals to Treasuries paying 96% to 164% of what Treasury yields were paying3. By the end of the year, the yield ratio of municipals to Treasuries rose to the 110%-157% levels.

The number of new deals declined and supply was very constrained. This was the driving force that pushed rates lower throughout the year. Also, it should be mentioned that approximately 60% of the new deals that came to market were of the refunding type that did not give a significant boost to the inventory shortage. The Fund was again impacted this year from the Ohio December 1 call/maturity affect. We were able to get this liquidity put back to work but it took a few weeks due to the lack of outstanding inventory.

In general, the longer maturity and lower quality bond sector began the year strong and continued to drive the market all year. The Fund delivered predictable tax-free income (free of AMT impact) and offered some consistent gains. Our focus remained on higher quality general obligation and essential service bonds, which provided a consistent predicable performance.

We were also able to capitalize on some sectors that we usually do not participate in because bonds are priced with not enough yield. We took positions in some zero coupon bonds that offered good value against the current yield curve. The zero coupon bonds offered good yield and offset some of the net asset value reduction from the premium bond amortization within the Fund. The zero coupon bond sectors offered the stability and yield necessary to provide some above average yield without compromising quality. Our focus remained on the non-AMT bonds, which pay income that is tax-free.

¿	The composition of the Fund’s holdings is subject to change.

(1)	The B7MB is comprised of intermediate term, investment grade, tax-exempt bonds with maturities between 6 and 8 years. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the respective category indicated. They do not reflect sales charges.

(3)	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.

Income generated by this Fund may be subject to the federal alternative minimum tax.

This commentary may include statements that constitute “forward looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the Advisor as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the Advisor undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

Annual Shareholder Report

Ohio Tax-Free Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 3.75% sales charge for the Class A Shares.

Class	Expense Ratios
A	1.47%
Trust	1.22%

The above expense ratios are from the Funds’ prospectus dated May 1, 2012. Additional information pertaining to the Fund’s expense ratio as of December 31, 2012 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The B7MB has been adjusted to reflect reinvestment of dividends on securities in the index.

The funds are distributed by Unified Financial Securities, Inc. (Member FINRA), a wholly owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc., the advisor to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 3.75% ($10,000 investment minus $375 sales load = $9,625).

†	The B7MB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Short/Intermediate Fixed Income Securities Fund	As of 12/31/12

Management’s Discussion of Fund Performance

Portfolio Manager:

William G. Doughty, MBA

Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2012, the Huntington Short/Intermediate Fixed Income Securities Fund produced total returns (not including the deduction of applicable sales charges) of 1.79% and 1.48% for the Fund’s Trust and Class A Shares, respectively, based on net asset value. This compared with a return for the BofA Merrill Lynch 1-5 Year Corporate/Government Credit Index (“ML 1-5YGC”)1, the Fund’s benchmark index, of 2.47%, and the Lipper Short-Intermediate Investment Grade Debt Fund Average2 of 4.90% for the same period.

Overall, performance of the Fund for 2012 was lower than similar funds and the benchmark index due to the Fund’s shorter duration versus both the benchmark and Lipper. Treasuries had a return of 2.16% for the year3. Agencies had a return of 2.44% for the one year period ended December 31, 2012 while corporate bonds had a return of 10.37% for the same period. At fiscal year end, the Fund held 75% of its portfolio in corporate debt, 20% in federal agencies, and 5.0% in treasuries. Corporate bonds outperformed treasuries and agencies during the year and the Fund’s overweight to corporate bonds helped the Fund’s return. The two-year Treasury had a return of 0.28%, while the five-year Treasury had a return of 2.27%. The duration of the Fund was 2.35 years versus the benchmark’s duration of 2.69 years.

¿	The composition of the Fund’s holdings is subject to change.

(1)	The ML 1-5YGC trades short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 4.99 years. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

(3)	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.

This commentary may include statements that constitute “forward looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the Advisor as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the Advisor undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

Annual Shareholder Report

Short/Intermediate Fixed Income Securities Fund	(Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 1.50% sales charge for the Class A Shares.

Class	Expense Ratios
A	1.31%
Trust	1.06%

The above expense ratios are from the Funds’ prospectus dated May 1, 2012. Additional information pertaining to the Fund’s expense ratio as of December 31, 2012 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The ML1-5YGC has been adjusted to reflect reinvestment of dividends on securities in the index.

The funds are distributed by Unified Financial Securities, Inc. (Member FINRA), a wholly owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc., the advisor to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 1.50% ($10,000 investment minus $150 sales load = $9,850).

(1)	Class A Shares commenced operations on May 9, 2003. Prior to May 9, 2003, performance is based on the performance of Trust Shares adjusted for the Class A Shares 12b-1 fees and sales charge.

†	The ML 1-5YGC is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Balanced Allocation Fund	As of 12/31/12

Management’s Discussion of Fund Performance

Manager:

Paula Jurcenko

Senior Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2012, the Huntington Balanced Allocation Fund Class A Shares produced a total return (not including the deduction of applicable sales charges) of 7.79% based on net asset value. This performance compares to the 16.00% total return of its benchmark, the Standard and Poor’s 500 Index (“S&P 500”)1 and the 11.29% total return for the Balanced Allocation Indices Blend (“BAIB”)2 for the same period.

Huntington Asset Advisors Inc. utilizes optimization software and both internal and external research to analyze the economy and the capital markets to determine the optimal allocation of asset classes to capitalize on current market conditions. Based on these models, the manager constructs the portfolio of the underlying Huntington Funds that comprise the Balanced Allocation Fund. During 2012, this resulted in four tactical allocation changes that were implemented in the Fund.

2012 saw many events that both bolstered and undermined the market’s confidence. Yet, despite continued economic uncertainty, a divisive political climate and election, the fiscal cliff, and the end of the Mayan Calendar – 2012 saw the S&P 500 rise 16%. A positive total year return did not negate the overall market volatility, however, with the S&P swinging as much as positively 15% and negatively 9% from its various highs and lows. It is because of these market gyrations that Huntington’s tactical re-allocations provided value. Of the four shifts, the first occurred in March when Huntington’s Investment Policy Committee (“IPC”) reduced exposure in small- and mid-cap securities to increase cash. This move was a defensive tactic as the market had seen a 30% upward run since its October 2011 lows. This move reduced the downside effect of any potential correctional forces. The second move occurred in May, as IPC reduced the total cash position from its previous tactical move and increased exposure in Large-Cap domestic equities. Following a 9% decline in the market since IPC’s previous decision, the S&P 500 was flirting with IPC’s near-term trading range. It seemed appropriate to add back equity exposure with Large-Cap names to take advantage of its lower boundary. The third move occurred in August, as IPC increased its total cash position to 5% with a pro-rata reduction in all equity subclasses. The market had risen almost 10% since the previous change and it was deemed appropriate to take some profits off the table. The fourth move occurred in October as the IPC reduced cash again, this time to 2%, and re-allocated towards developed international equity and real assets/commodities. Developed international had previously been underweighted for more than 2 years and this change took a step back towards a neutral allocation. The increase into real assets and commodities was in response to further quantitative easing by world banks pushing up the price of dollar-denominated currencies. Overall, we believe these tactical changes and the Fund’s current allocation will benefit shareholders going forward.

(1)	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	The Balanced Allocation Indices Blended Benchmark is a custom blended index comprised of the following two indices with their noted respective weightings: Standard & Poor’s 500 Index (60%) and the Barclays U.S. Aggregate Bond Index (40%). The Barclays U.S. Aggregate Bond Index is comprised of securities from the Barclays Government/Corporate Bond Index, Mortgage Securities Index and the Asset Based Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index. The S&P 500 Index is an unmanaged index generally representing the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

Annual Shareholder Report

Balanced Allocation Fund (Continued)

At the end of 2012, the Balanced Allocation Fund had a 65% allocation to equity funds. Of particular importance to the Fund’s performance were the two best asset-weighted performing equity fund holdings in the portfolio, the

Huntington International Equity Fund (11.2%)* and the Huntington Situs Fund (5.3%)*. For the year ended December 31, 2012, the Huntington International Equity Fund’s Trust shares returned 14.28%, which underperformed the 17.32% return of its benchmark, the MSCI-EAFE Index, for the same period. The Huntington Situs Fund Trust shares returned 24.11%, which outperformed the 16.33% return of its benchmark, the S&P SmallCap 600 Index.

At the end of 2012, the Balanced Allocation Fund had a 33% allocation to fixed-income funds. Of particular importance to the Fund’s performance were the two best asset-weighted performing fixed-income fund holdings in the portfolio, the Huntington Short/Intermediate Fixed Income Fund (7.1%)* and the Huntington Intermediate Government Income Fund (7.1%)*. For the year ended December 31, 2012, the Huntington Short/Intermediate Fixed Income Fund Trust shares returned 1.79%, which underperformed the 2.47% return of its benchmark, the BofA Merrill Lynch 1-5 Year Corporate/Government Credit Index, for the same period. The Huntington Intermediate Government Income Fund’s Trust shares returned 1.68%, which underperformed the 3.89% return of its benchmark, the Barclays Intermediate Government/Credit Index for the same period.

*	Percentage of holdings based on Fund’s net assets as of 12/31/2012. The composition of the Fund’s holdings is subject to change.

This commentary may include statements that constitute “forward looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the Advisor as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the Advisor undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

Annual Shareholder Report

Balanced Allocation Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares.

Class	Expense Ratio
A	1.90%

The above expense ratio is from the Funds’ prospectus dated May 1, 2012. Additional information pertaining to the Fund’s expense ratio as of December 31, 2012 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The S&P 500 and BAIB have been adjusted to reflect reinvestment of dividends on securities in the indices.

The risk of investing in the Huntington Asset Allocation Funds is a reflection of the risks of investing in the Underlying Funds in which each Asset Allocation Fund invests. Therefore, it is important that you carefully read the prospectus for each Underlying Fund. Diversification does not assure profit or protect against loss in a declining market. Asset Allocation Funds do not assure or guarantee better performance and cannot eliminate the risk of investment loss. Before investing, you should carefully read the risk disclosure for each of the Underlying Funds, which can be found in the current prospectus. Because the Funds invest in other Funds, the Funds are shareholders of those Underlying Funds and indirectly bear its proportionate share of the operating expenses, including management fees, of the Underlying Funds.

The funds are distributed by Unified Financial Securities, Inc. (Member FINRA), a wholly owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc., the advisor to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

(1)	The Fund commenced operations on July 31, 2009.

†	The S&P 500 and BAIB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Conservative Allocation Fund	As of 12/31/12

Management’s Discussion of Fund Performance

Manager:

Paula Jurcenko

Senior Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2012, the Huntington Conservative Allocation Fund Class A Shares produced a total return (not including the deduction of applicable sales charges) of 4.43% based on net asset value. This performance compares to the 4.21% total return of its benchmark, the Barclay’s U.S. Aggregate Bond Index (“BUSAI”)1 and 6.57% total return for the Conservative Allocation Indices Blend (“CAIB”)2 for the same period.

Huntington Asset Advisors, Inc. utilizes optimization software and both internal and external research to analyze the economy and the capital markets to determine the optimal allocation of asset classes to capitalize on current market conditions. Based on these models, the manager constructs the portfolio of the underlying Huntington Funds that comprise the Conservative Allocation Fund. During 2012, this resulted in four tactical allocation changes that were implemented in the Fund.

2012 saw many events that both bolstered and undermined the market’s confidence. Yet, despite continued economic uncertainty, a divisive political climate and election, the fiscal cliff, and the end of the Mayan Calendar – 2012 saw the S&P 500 rise 16%. A positive total year return did not negate the overall market volatility, however, with the S&P swinging as much as positively 15% and negatively 9% from its various highs and lows. It is because of these market gyrations that Huntington’s tactical re-allocations provided value. Of the four shifts, the first occurred in March when Huntington’s Investment Policy Committee (IPC) reduced exposure in small- and mid-cap securities to increase cash. This move was a defensive tactic as the market had seen a 30% upward run since its October lows. This move reduced the downside effect of any potential correctional forces. The second move occurred in May, as IPC reduced the total cash position from its previous tactical move and increased exposure Large-Cap domestic equities. Following a 9% decline in the market since IPC’s previous decision, the S&P 500 was flirting with IPC’s near-term trading range. It seemed appropriate to add back equity exposure with Large-cap names to take advantage of its lower boundary. The third move occurred in August, as IPC increased its total cash position to 5%, with a pro-rata reduction in all equity subclasses. The market had risen almost 10% since the previous change and it was deemed appropriate to take some profits off the table. The fourth move occurred in October and reduced cash again, this time to 2%, and re-allocated towards developed international equity and real assets/commodities. Developed international had previously been underweighted for more than 2 years and this change took a step back towards a neutral allocation. The increase into real assets and commodities was in response to further quantitative easing by world banks pushing up the price of dollar-denominated currencies. Overall, we believe these tactical changes and the fund’s current allocation will benefit shareholders going forward.

(1)	The Barclay’s U.S. Aggregate Bond Index is composed of securities from the Barclay’s Government/Corporate Bond Index, Mortgage Securities Index and the Asset Based Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	The Conservative Allocation Indices Blended Benchmark is a custom blended index comprised of the following two indices with their noted respective weightings: Standard & Poor’s 500 Index (20%) and the Barclays U.S. Aggregate Bond Index (80%). The Barclays U.S. Aggregate Bond Index is comprised of securities from the Barclays Government/Corporate Bond Index, Mortgage Securities Index and the Asset Based Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index. The S&P 500 Index is an unmanaged index generally representing the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

Annual Shareholder Report

Conservative Allocation Fund (Continued)

At the end of 2012, the Conservative Allocation Fund had a 74% allocation to fixed-income funds. Of particular importance to the Fund’s performance were the two best asset-weighted performing fixed-income fund holdings in the portfolio, the Huntington Short/Intermediate Fixed Income Securities Fund (16.0%)* and the Huntington / Intermediate Government Income Fund (16.0%)*. For the year ended December 31, 2012, the Huntington Short/

Intermediate Fixed Income Securities Fund’s Trust shares returned 1.79%, which underperformed the 2.47% return of its benchmark, the BofA Merrill Lynch 1-5 Year Corporate/Government Credit Index, for the same period. The Huntington Intermediate Government Income Fund’s Trust shares returned 1.68%, which underperformed the 3.89% return of its benchmark, the Barclays Intermediate Government/Credit Index for the same period.

At the end of 2012, the Conservative Allocation Fund had a 25% allocation to equity funds. Of particular importance to the Fund’s performance were the two best asset-weighted performing equity fund holdings in the portfolio, the Huntington International Equity Fund (4.4% of the portfolio) and the Huntington Situs Fund (2.1% of the portfolio). For the year ended December 31, 2012, the Huntington International Equity Fund Trust shares returned 14.28%, which underperformed the 17.32% return of its benchmark, the MSCI-EAFE Index, for the same period. The Huntington Situs Fund’s Trust shares returned 24.11%, which outperformed the 16.33% return of its benchmark, the S&P SmallCap 600 Index for the same period.

*	Percentage of holdings based on Fund’s net assets as of 12/31/2012. The composition of the Fund’s holdings is subject to change.

This commentary may include statements that constitute “forward looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the Advisor as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the Advisor undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

Annual Shareholder Report

Conservative Allocation Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares.

Class	Expense Ratio
A	1.90%

The above expense ratios is from the Funds’ prospectus dated May 1, 2012. Additional information pertaining to the Fund’s expense ratio as of December 31, 2012 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The BUSAI and CAIB have been adjusted to reflect reinvestment of dividends on securities in the indices.

The risk of investing in the Huntington Asset Allocation Funds is a reflection of the risks of investing in the Underlying Funds in which each Asset Allocation Fund invests. Therefore, it is important that you carefully read the prospectus for each Underlying Fund. Diversification does not assure profit or protect against loss in a declining market. Asset Allocation Funds do not assure or guarantee better performance and cannot eliminate the risk of investment loss. Before investing, you should carefully read the risk disclosure for each of the Underlying Funds, which can be found in the current prospectus. Because the Funds invest in other Funds, the Funds are shareholders of those Underlying Funds and indirectly bear its proportionate share of the operating expenses, including management fees, of the Underlying Funds.

The funds are distributed by Unified Financial Securities, Inc. (Member FINRA), a wholly owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc., the advisor to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

(1)	The Fund commenced operations on July 31, 2009.

†	The BUSAI and CAIB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Growth Allocation Fund	As of 12/31/12

Management’s Discussion of Fund Performance

Manager:

Paula Jurcenko

Senior Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2012, the Huntington Growth Allocation Fund Class A Shares produced a total return (not including the deduction of applicable sales charges) of 10.01% based on net asset value. This performance compares to the 16.00% total return of its benchmark, the Standard and Poor’s 500 Index (“S&P 500”)1 and the 13.65% total return for the Growth Allocation Indices Blend (“GAIB”)2 for the same period.

Huntington Asset Advisors, Inc. utilizes optimization software and both internal and external research to analyze the economy and the capital markets to determine the optimal allocation of asset classes to capitalize on current market conditions. Based on these models, the manager constructs the portfolio of the underlying Huntington Funds that comprise the Growth Allocation Fund. During 2012, this resulted in four tactical allocation changes that were implemented in the Fund.

2012 saw many events that both bolstered and undermined the market’s confidence. Yet, despite continued economic uncertainty, a divisive political climate and election, the fiscal cliff, and the end of the Mayan Calendar – 2012 saw the S&P 500 rise 16%. A positive total year return did not negate the overall market volatility, however, with the S&P swinging as much as positively 15% and negatively 9% from its various highs and lows. It is because of these market gyrations that Huntington’s tactical re-allocations provided value. Of the four shifts, the first occurred in March when Huntington’s Investment Policy Committee (IPC) reduced exposure in small- and mid-cap securities to increase cash. This move was a defensive tactic as the market had seen a 30% upward run since its October lows. This move reduced the downside effect of any potential correctional forces. The second move occurred in May, as IPC reduced the total cash position from its previous tactical move and increased exposure Large-Cap domestic equities. Following a 9% decline in the market since IPC’s previous decision, the S&P 500 was flirting with IPC’s near-term trading range. It seemed appropriate to add back equity exposure with Large-cap names to take advantage of its lower boundary. The third move occurred in August, as IPC increased its total cash position to 5%, with a pro-rata reduction in all equity subclasses. The market had risen almost 10% since the previous change and it was deemed appropriate to take some profits off the table. The fourth move occurred in October and reduced cash again, this time to 2%, and re-allocated towards developed international equity and real assets/commodities. Developed international had previously been underweighted for more than 2 years and this change took a step back towards a neutral allocation. The increase into real assets and commodities was in response to further quantitative easing by world banks pushing up the price of dollar-denominated currencies. Overall, we believe these tactical changes and the Fund’s current allocation will benefit shareholders going forward.

(1)	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	The Growth Allocation Indices Blended Benchmark is a custom blended index comprised of the following two indices with their noted respective weightings: Standard & Poor’s 500 Index (80%) and the Barclays U.S. Aggregate Bond Index (20%). The Barclays U.S. Aggregate Bond Index is comprised of securities from the Barclays Government/Corporate Bond Index, Mortgage Securities Index and the Asset Based Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index. The S&P 500 Index is an unmanaged index generally representing the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

Annual Shareholder Report

Growth Allocation Fund (Continued)

At the end of 2012, the Growth Allocation Fund had a 86% allocation to equity funds. Of particular importance to the Fund’s performance were the two best asset-weighted performing equity fund holdings in the portfolio, the Huntington International Equity Fund (14.8%)* and the Huntington Situs Fund (7.0%)*. For the year ended December 31, 2012, the Huntington International Equity Fund’s Trust shares returned 14.28%, which underperformed the 17.32% return of its benchmark, the MSCI-EAFE Index, for the same period. The Huntington Situs Fund’s Trust shares returned 24.11%, which outperformed the 16.33% return of its benchmark, the S&P SmallCap 600 Index for the same period.

At the end of 2012, the Growth Allocation Fund had a 13% allocation to fixed-income funds. Of particular importance to the Fund’s performance were the two best asset-weighted performing fixed-income fund holdings in the portfolio, the Huntington Short/Intermediate Fixed Income Securities Fund (2.8%)* and the Huntington Intermediate Government Income Fund (2.8%)*. For the year ended December 31, 2012, the Huntington Short/Intermediate Fixed Income Securities Fund’s Trust shares returned 1.79%, which underperformed the 2.47% return of its benchmark, the BofA Merrill Lynch 1-5 Year Corporate/Government Credit Index, for the same period. The Huntington Intermediate Government Income Fund’s Trust shares returned 1.68%, which underperformed the 3.89% return of its benchmark, the Barclays Intermediate Government/Credit Index for the same period.

*	Percentage of holdings based on Fund’s net assets as of 12/31/2012. The composition of the Fund’s holdings is subject to change.

This commentary may include statements that constitute “forward looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the Advisor as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the Advisor undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

Growth Allocation Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares.

Class	Expense Ratio
A	1.90%

The above expense ratios are from the Funds’ prospectus dated May 1, 2012. Additional information pertaining to the Fund’s expense ratio as of December 31, 2012 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The S&P 500 and GAIB have been adjusted to reflect reinvestment of dividends on securities in the indices.

The risk of investing in the Huntington Asset Allocation Funds is a reflection of the risks of investing in the Underlying Funds in which each Asset Allocation Fund invests. Therefore, it is important that you carefully read the prospectus for each Underlying Fund. Diversification does not assure profit or protect against loss in a declining market. Asset Allocation Funds do not assure or guarantee better performance and cannot eliminate the risk of investment loss. Before investing, you should carefully read the risk disclosure for each of the Underlying Funds, which can be found in the current prospectus. Because the Funds invest in other Funds, the Funds are shareholders of those Underlying Funds and indirectly bear its proportionate share of the operating expenses, including management fees, of the Underlying Funds.

The funds are distributed by Unified Financial Securities, Inc. (Member FINRA), a wholly owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc., the advisor to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

(1)	The Fund commenced operations on July 31, 2009.

†	The S&P 500 and GAIB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Huntington Tax-Free Money Market Fund	December 31, 2012

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Medical	41.9%
Multifamily Housing	23.9%
General Obligation	16.5%
Higher Education	6.5%
Cash	4.8%
Development	3.0%
School District	2.7%
Water	0.5%
Airport	0.2%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of December 31, 2012, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Principal Amount		Value

Municipal Bonds — 95.6%
Colorado — 0.2%
$145,000	Douglas County, CO, School District No. Re-1 Douglas & Elbert Counties, G.O., 2.000%, 12/15/13	$147,206
Connecticut — 0.3%
200,000	Woodbury, CT, G.O., 2.000%, 8/15/13	201,981
Florida — 17.7%
1,365,000	Broward County, FL, Housing Finance Authority Revenue, (Freddie Mac Ins.), 0.090%, 12/1/29 (a)	1,365,000
300,000	Florida State Housing Finance Corp., Various Refunding Housing Island Club Revenue, 0.090%, 7/1/31 (a)	300,000
3,005,000	Jacksonville, FL, Housing Finance Authority Revenue, (Fannie Mae Ins.), 0.090%, 7/15/33 (a)	3,005,000
700,000	North Broward, FL, Hospital District Revenue, (MBIA Ins. LOC - Wachovia Bank N.A.), 0.070%, 1/15/27 (a)	700,000
700,000	Palm Beach County, FL, Revenue, (LOC - Northern Trust Co.), 0.130%, 11/1/36 (a)	700,000
200,000	Palm Beach County, FL, Revenue, (LOC - Northern Trust Co.), 0.150%, 5/1/25 (a)	200,000
2,625,000	Pinellas County, FL, Health Facilities Authority Revenue, Series A-1, (AGM Ins.), 0.020%, 11/1/38 (a)	2,625,000

Principal Amount		Value

Municipal Bonds — (Continued)
Florida — (Continued)
$3,100,000	Sarasota County, FL, Public Hospital District Hospital Revenue, Sarasota Memorial Hospital, Series A, (LOC - Northern Trust Co.), 0.030%, 7/1/37 (a)	$3,100,000
1,100,000	Volusia County, FL, Housing Finance Authority Refunding Revenue, (Fannie Mae Ins.), 0.090%, 1/15/32 (a)	1,100,000
		13,095,000
Georgia — 2.0%
1,500,000	Cobb County, GA, Housing Authority Revenue, Tamarron Apartments, (Freddie Mac Ins.), 0.090%, 3/1/24 (a)	1,500,000
Idaho — 1.6%
1,200,000	Idaho State Housing & Finance Association Revenue, Series A, 0.080%, 1/1/38 (a)	1,200,000
Indiana — 2.3%
1,200,000	Indiana State Development Finance Authority Revenue, (LOC - JPMorgan Chase Bank), 0.070%, 11/1/35 (a)	1,200,000
145,000	Mooresville, IN, Public Library Leasing Corp. Revenue, 2.000%, 7/15/13	146,163
100,000	Mooresville, IN, Public Library Leasing Corp. Revenue, 2.000%, 1/15/13	100,058
250,000	South Bend, IN, Building Corp. Revenue, 3.000%, 2/1/13	250,535
		1,696,756

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Tax-Free Money Market Fund	(Continued)

Principal Amount		Value

Municipal Bonds — (Continued)
Iowa — 2.5%
$600,000	Iowa State Finance Authority, Health Facilities Authority Revenue, Series B, 0.070%, 2/15/35 (a)	$600,000
900,000	Iowa State Finance Authority, Health Facilities Authority Revenue, Series A, 0.070%, 2/15/35 (a)	900,000
320,000	Nevada, IA, Community School District, G.O., 2.000%, 6/1/13	322,116
		1,822,116
Kentucky — 0.2%
150,000	Jefferson County, KY, School District Finance Corp. Revenue, Series A, 3.500%, 7/1/13	152,235
Massachusetts — 0.2%
150,000	Tisbury, MA, Muni Purpose Loan, G.O., 2.000%, 11/1/13	151,991
Michigan — 1.3%
155,000	Howell Township, MI, Refunding Special Assessment, G.O., Series C, 3.000%, 5/1/13	156,148
130,000	Howell Township, MI, Refunding Special Assessment, G.O., Series B, 2.000%, 5/1/13	130,512
665,000	Howell Township, MI, Refunding Special Assessment, G.O., Series A, 3.000%, 5/1/13	669,804
		956,464
Minnesota — 7.3%
400,000	Burnsville, MN, Multifamily Revenue, 0.110%, 10/15/33 (a)	400,000
1,995,000	Minneapolis & St. Paul, MN, Housing & Redevelopment Authority, Health Care Revenue, Allina Health Systems, Series B-1, (LOC - JPMorgan Chase Bank), 0.060%, 11/15/35 (a)	1,995,000
1,000,000	Minneapolis, MN, Housing Development Revenue, 0.080%, 9/1/26 (a)	1,000,000
2,000,000	Richfield, MN, Housing Revenue, Woodlake Richfield Apartments Project, (LOC - Wells Fargo Bank N.A.), 0.050%, 10/1/53 (a)	2,000,000
		5,395,000
Missouri — 4.2%
2,000,000	Missouri State Health & Educational Facilities Authority Revenue, St. Louis University, Series A-2, (LOC - Wells Fargo Bank N.A.), 0.030%, 10/1/35 (a)	2,000,000
200,000	Missouri State Health & Educational Facilities Authority Revenue, St. Louis University, Series A-1, (LOC - Wells Fargo Bank N.A.), 0.060%, 10/1/35 (a)	200,000

Principal Amount		Value

Municipal Bonds — (Continued)
Missouri — (Continued)
$945,000	Missouri State Health & Educational Facilities Authority Revenue, BJC Health System, Series B, (SPA - U.S. Bank N.A.), 0.040%, 5/15/38 (a)	$945,000
		3,145,000
New York — 2.3%
380,000	Lindenhurst, NY, G.O., 2.000%, 8/1/13	383,526
1,300,000	New York State Housing Finance Agency Revenue, (Fannie Mae Ins.), 0.070%, 5/15/39 (a)	1,300,000
		1,683,526
North Carolina — 12.5%
1,990,000	Cary, NC, Various Public Improvements, G.O., (SPA - JPMorgan Chase Bank), 0.080%, 6/1/27 (a)	1,990,000
2,400,000	Charlotte-Mecklenburg Hospital Authority, NC, Health Care System Revenue, Series H, (LOC - Wells Fargo Bank N.A.), 0.020%, 1/15/45 (a)	2,400,000
4,000,000	Charlotte-Mecklenburg Hospital Authority, NC, Health Care System Revenue, Series B, (LOC - U.S. Bank N.A.), 0.020%, 1/15/26 (a)	4,000,000
400,000	New Hanover County, NC, Hospital Revenue, Series B-1, (AGM Ins.), 0.160%, 10/1/26 (a)	400,000
500,000	New Hanover County, NC, Hospital Revenue, Series A-1, (AGM Ins. SPA - Wachovia Bank N.A.), 0.160%, 10/1/23 (a)	500,000
		9,290,000
North Dakota — 0.5%
385,000	McKenzie County, ND, Public School District Building Authority Lease Revenue, 2.000%, 5/1/13	386,837
Ohio — 18.1%
200,000	Butler County, OH, Port Authority Economic Development Facilities Lease Revenue, Great Miami Valley YMCA, (LOC - JPMorgan Chase Bank), 0.150%, 9/1/37 (a)	200,000
625,000	Butler County, OH, Capital Funding Revenue Bond, Series A, (LOC - U.S. Bank N.A.), 0.100%, 6/1/35 (a)	625,000
165,000	Chagrin Falls, OH, Exempted Village School District, G.O., Series B, 2.000%, 12/1/13	167,331
545,000	Clark County, OH, Various Purposes, G.O., 1.000%, 5/30/13	546,234

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Tax-Free Money Market Fund	(Continued)

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$135,000	Columbus, OH, Regional Airport Authority Revenue, Series A, (LOC - U.S. Bank N.A.), 0.080%, 3/1/34 (a)	$135,000
310,000	Delaware, OH, G.O., 1.000%, 12/1/13	311,694
875,000	Euclid, OH, Various Purposes, G.O., 1.250%, 6/13/13	876,938
145,000	Fairview Park, OH, City School District, G.O., 1.000%, 12/1/13	145,657
755,000	Franklin County, OH, Industrial Development Revenue, (SPA - JPMorgan Chase Bank), 0.150%, 11/1/14 (a)	755,000
745,000	Franklin County, OH, Hospital Revenue, U.S. Health Corp., Series A, (LOC -Citibank N.A.), 0.100%, 12/1/21 (a)	745,000
75,000	Franklin County, OH, Hospital Revenue, OhioHealth Corp., Series C, 4.000%, 5/15/13	75,951
1,000,000	Hamilton, OH, Various Purposes, G.O., 1.125%, 10/3/13	1,003,929
310,000	Harrison, OH, G.O., 2.750%, 10/24/13	314,354
400,000	Lorain, OH, Port Authority Revenue, Land Reutilization Project, 2.500%, 11/6/13	405,722
430,000	Maple Heights, OH, City School District, G.O., 1.250%, 4/11/13	430,761
2,000,000	Montgomery County, OH, Revenue, Miami Valley Hospital, Series B, (SPA -Barclays Bank PLC), 0.030%, 11/15/39 (a)	2,000,000
1,000,000	Ohio State University, General Receipts Revenue, (SPA - Huntington National Bank), 0.070%, 12/1/27 (a)	1,000,000
2,000,000	Ohio State University, Infrastructure Improvements, G.O., Series B, 0.080%, 8/1/21 (a)	2,000,000
1,000,000	Pataskala, OH, Various Purposes, G.O., 1.500%, 3/28/13	1,002,344
355,000	Springfield, OH, Various Purposes, G.O., 2.000%, 6/1/13	356,526
125,000	Tecumseh, OH, Local School District, Various Purposes, G.O., 2.000%, 12/1/13	126,707
160,000	Washington, OH, Local School District/Lucas County, COP, 4.000%, 9/1/13	163,168
40,000	Youngstown, OH, City School District, G.O., 3.000%, 12/1/13	40,873
		13,428,189
Oklahoma — 0.3%
200,000	Oklahoma County, OK, G.O., Series A, 3.500%, 7/1/13	203,082

Principal Amount		Value

Municipal Bonds — (Continued)
Pennsylvania — 0.6%
$100,000	Lancaster County, PA, G.O., Series A, 2.500%, 11/1/13	$101,572
325,000	Souderton, PA, Area School District, G.O., Series AA, 3.000%, 9/1/13	330,608
		432,180
Tennessee — 2.2%
1,625,000	Jackson, TN, Health Educational & Housing Facility Board Multifamily Revenue, (Fannie Mae Ins.), 0.090%, 5/15/31 (a)	1,625,000
Texas — 4.7%
200,000	Austin Housing Finance Corp., Housing Finance Corp. Multi-family Housing Revenue, Stassney Woods Apartments, Series A, (Fannie Mae Ins., LOC -JPMorgan Chase Bank), 0.090%, 10/15/32 (a)	200,000
205,000	Crandall, TX, Independent School District, G.O., Series B, 0.000%, 8/15/13 (b)	204,145
1,300,000	Harris County, TX, Cultural Education Facilities Finance Corp. Revenue, Series B-2, (LOC - JPMorgan Chase & Co.), 0.070%, 9/1/31 (a)	1,300,000
700,000	Harris County, TX, Cultural Education Facilities Finance Corp., Series B-1, 0.070%, 9/1/31 (a)	700,000
1,110,000	Travis County, TX, Housing Finance Corp., Multifamily Housing Revenue, Series A, (Fannie Mae Ins.), 0.090%, 2/15/34 (a)	1,110,000
		3,514,145
Virginia — 9.5%
850,000	Arlington County, VA, Industrial Development Authority Revenue, Series A, (Fannie Mae Ins.), 0.100%, 3/1/35 (a)	850,000
825,000	Hampton, VA, Redevelopment & Housing Authority Multifamily Housing Revenue, Township Apartments Project, (Fannie Mae Ins.), 0.090%, 10/15/32 (a)	825,000
4,080,000	Roanoke, VA, Economic Development Authority, Hospital Revenue, Series A-1, 0.040%, 7/1/36 (a)	4,080,000
1,275,000	Roanoke, VA , Economic Development Authority, Hospital Revenue, Series A-2, 0.040%, 7/1/36 (a)	1,275,000
		7,030,000

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Tax-Free Money Market Fund	(Continued)

Principal Amount		Value
Municipal Bonds — (Continued)
Washington — 4.0%
$100,000	Snohomish County, WA, School District No. 15 Edmonds, G.O., Series A, 5.000%, 12/1/13	$104,198
1,165,000	Washington Economic Development Finance Authority Revenue, Pioneer Human Services, 0.030%, 9/1/18 (a)	1,165,000
1,665,000	Washington State Housing Finance Commission, Nonprofit Revenue, 0.030%, 8/1/19 (a)	1,665,000
		2,934,198
Wisconsin — 1.1%
700,000	Milwaukee, WI, Area Technical College District, G.O., Series 12-13C, 2.000%, 6/1/13	704,340
130,000	Oshkosh, WI, Promisorry Notes, G.O., Series C, 2.000%, 12/1/13	131,898
		836,238
Total Municipal Bonds (Cost $70,827,144)		70,827,144

Shares		Value
Cash Equivalents — 4.8%
1,000,000	FFI Institutional Tax-Exempt Fund, 0.010% (c)	$1,000,000
2,552,659	Fidelity Institutional Tax-Exempt Money Market Portfolio, Class I, 0.010% (c)	2,552,659
Total Cash Equivalents (Cost $3,552,659)		3,552,659
Total Investments (Cost $74,379,803) — 100.4%		74,379,803
Liabilities in Excess of Other Assets — (0.4)%		(297,734)
Net Assets — 100.0%		$74,082,069

(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2012.

(b)	Zero coupon capital appreciation bond.

(c)	Rate disclosed is the seven day yield as of December 31, 2012.

AGM — Assured Guaranty Municipal Corp.

COP — Certificate of Participation

G.O. — General Obligation

LOC — Letter of Credit

MBIA — Municipal Bond Insurance Association

SPA — Standby Purchase Agreement

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Money Market Fund	December 31, 2012

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
U.S. Government Agencies	28.7%
Repurchase Agreements	15.0%
Commercial Papers	14.2%
Municipal Bonds	12.9%
Yankee Certificates of Deposit	11.6%
Cash	10.1%
Corporate Bonds	7.5%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of December 31, 2012, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Principal Amount		Value

U.S. Government Agencies — 28.7%
Federal Farm Credit Bank — 10.1%
$5,000,000	0.176%, 2/20/13 (a)	$5,000,202
10,000,000	0.216%, 3/6/13 (a)	10,000,523
10,000,000	0.166%, 4/16/13 (a)	10,000,285
10,000,000	0.190%, 6/20/13 (a)	9,999,530
		35,000,540
Federal Home Loan Bank — 18.6%
10,000,000	0.183%, 4/12/13 (a)	9,999,761
10,000,000	0.165%, 4/18/13 (a)	9,999,567
10,000,000	0.180%, 5/6/13 (a)	9,999,652
5,000,000	0.240%, 5/21/13	5,001,111
10,000,000	0.200%, 6/18/13 (a)	10,000,000
10,000,000	0.180%, 7/12/13 (a)	9,999,465
9,400,000	0.128%, 9/18/13 (a)	9,397,494
		64,397,050
Total U.S. Government Agencies (Cost $99,397,590)		99,397,590
Repurchase Agreements — 15.0%
52,054,200	TD Securities, 0.170%, dated 12/31/12, due 1/2/13, repurchase price $52,054,692 (collateralized by U.S. Treasury Notes, 0.750%, 12/31/17, market value $53,051,875)	52,054,200
Total Repurchase Agreements (Cost $52,054,200)		52,054,200
Commercial Papers — 14.2%
5,000,000	Coca-Cola Co./The, 0.161%, 3/25/13	4,998,156
10,000,000	Commonwealth Bank of Australia, 0.307%, 2/4/13	9,997,072
5,000,000	Dell, Inc., 0.567%, 6/10/13	4,990,667
5,000,000	Honeywell International, Inc., 0.160%, 2/28/13	4,998,711
5,000,000	Medtronic, Inc., 0.181%, 4/11/13	4,997,500

Principal Amount		Value

Commercial Papers — (Continued)
$5,000,000	National Australia Funding Delaware, Inc., 0.275%, 1/28/13	$4,998,950
4,175,000	Walt Disney Co./The, 0.140%, 3/8/13	4,173,928
10,000,000	Westpac Banking Corp., 0.380%, 11/1/13	10,000,000
Total Commercial Papers (Cost $49,154,984)		49,154,984
Municipal Bonds — 12.9%
Kentucky — 2.8%
9,600,000	Carroll County, KY, Solid Waste Disposal Revenue, BPB Acquisition Project, (LOC - Bank of America N.A.), AMT, 0.110%, 5/1/31 (a)	9,600,000
New York — 1.7%
6,000,000	New York State Local Government Assistance Corp. Revenue, Series B, (SPA - JPMorgan Chase Bank), 0.090%, 4/1/21 (a)	6,000,000
North Carolina — 4.0%
4,500,000	Charlotte, NC, Special Obligation Revenue, Uptown Project, (SPA - Wachovia Bank N.A.), 0.190%, 6/1/21 (a)	4,500,000
4,500,000	North Carolina Capital Facilities Finance Agency Education Facilities Revenue, (LOC - Branch Banking & Trust), 0.100%, 10/1/34 (a)	4,500,000
5,000,000	Winston-Salem, NC, Water & Sewer Systems Revenue, Series B, (SPA - Branch Banking & Trust), 0.090%, 6/1/30 (a)	5,000,000
		14,000,000

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Money Market Fund	(Continued)

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — 2.9%
$5,000,000	Franklin County, OH, Hospital Revenue, OhioHealth Facilities, Series B, (SPA - Barclays Bank PLC), 0.080%, 11/15/41 (a)	$5,000,000
5,000,000	Hamilton County, OH, Hospital Facilities Revenue, 0.110%, 5/15/37 (a)	5,000,000
		10,000,000
Texas — 1.5%
5,000,000	Texas State Department of Housing & Community Affairs Multifamily Housing Revenue, (LOC - Citibank N.A.), AMT, 0.100%, 5/1/40 (a)	5,000,000
Total Municipal Bonds (Cost $44,600,000)		44,600,000
Yankee Certificates of Deposit — 11.5%
10,000,000	Bank of Montreal/Chicago, 0.756%, 10/3/13 (a)	10,035,692
10,000,000	Bank of Nova Scotia/Houston, 0.259%, 2/15/13 (a)	10,000,000
10,000,000	Royal Bank of Canada/New York , 2.250%, 3/15/13	10,040,360
10,000,000	Toronto Dominion Bank, 0.313%, 2/4/13 (a)	10,000,000
Total Yankee Certificates of Deposit (Cost $40,076,052)		40,076,052
Corporate Bonds — 7.5%
Consumer Staples — 1.4%
5,000,000	PepsiCo, Inc., 0.390%, 5/10/13 (a)	5,002,829
Financials — 6.1%
3,161,000	General Electric Capital Corp., MTN, 1.212%, 5/22/13 (a)	3,173,178
1,400,000	General Electric Capital Corp., MTN, 0.909%, 6/19/13 (a)	1,404,470
5,095,000	JPMorgan Chase & Co., MTN, 0.962%, 2/26/13 (a)	5,099,983
5,000,000	National Australia Bank Ltd., 0.831%, 1/8/13 (a) (b)	5,000,672
6,330,000	US Bancorp, Series MTN, 1.125%, 10/30/13	6,368,481
		21,046,784
Total Corporate Bonds ( Cost $26,049,613)		26,049,613

Shares		Value
Cash Equivalents — 10.1%
30,000,000	Fidelity Institutional Money Market Portfolio, 0.180% (c)	$30,000,000
5,000,000	Flex-Funds - The Money Market Fund -Institutional Class, 0.150% (c)	5,000,000
Total Cash Equivalents (Cost $35,000,000)		35,000,000
Total Investments (Cost $346,332,439) — 99.9%		346,332,439
Other Assets in Excess of Liabilities — 0.1%		279,438
Net Assets — 100.0%		$346,611,877

(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2012. Date shown represents final maturity date.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c)	Rate disclosed is the seven day yield as of December 31, 2012.

AMT	— Subject to alternative minimum tax

LOC — Letter of Credit

MTN — Medium Term Note

SPA — Standby Purchase Agreement

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Ohio Municipal Money Market Fund	December 31, 2012

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
General Obligation	41.7%
Medical	29.1%
Higher Education	16.7%
Cash	4.7%
Pollution	4.7%
School District	1.3%
Development	0.9%
Airport	0.6%
Multifamily Housing	0.3%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of December 31, 2012, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Principal Amount		Value

Municipal Bonds — 95.2%
Ohio — 95.2%
$500,000	Akron, OH, Health Benefit Claims, BAN, 1.375%, 3/14/13	$500,710
3,615,000	Allen County, OH, Hospital Facilities Revenue, Catholic Healthcare, Series B, (LOC - JPMorgan Chase Bank), 0.070%, 10/1/31 (a)	3,615,000
1,135,000	Butler County, OH, Capital Funding Revenue Bond, Series A, (LOC - U.S. Bank N.A.), 0.100%, 6/1/35 (a)	1,135,000
550,000	Cleveland, OH, Cuyahoga County Port Authority Educational Facilities Revenue, (LOC - JPMorgan Chase Bank), 0.070%, 4/1/38 (a)	550,000
2,715,000	Cleveland, OH, Cuyahoga County Port Authority Revenue, (LOC - JPMorgan Chase Bank), 0.110%, 1/1/37 (a)	2,715,000
3,040,000	Cleveland, OH, Cuyahoga County Port Authority Revenue, Carnegie/96th Research Building Project, (LOC - JPMorgan Chase Bank), 0.110%, 1/1/37 (a)	3,040,000
200,000	Cleveland, OH, Income Tax Revenue, Series A, 2.000%, 10/1/13	202,236
675,000	Columbus & Franklin County Metropolitan Park District Revenue, 1.250%, 8/14/13	676,861
3,350,000	Columbus, OH, Regional Airport Authority Capital Funding Revenue, (LOC - U.S. Bank N.A.), 0.080%, 7/1/35 (a)	3,350,000
4,375,000	Columbus, OH, G.O., Series 1, 0.090%, 12/1/26 (a)	4,375,000

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$860,000	Columbus, OH, Regional Airport Authority Revenue, Series A, (LOC -U.S. Bank N.A.), 0.080%, 3/1/34 (a)	$860,000
370,000	Columbus, OH, Regional Airport Authority Capital Funding Revenue, (LOC - U.S. Bank N.A.), 0.080%, 12/1/36 (a)	370,000
5,030,000	Cuyahoga County, OH, Revenue, Cleveland Clinic - Subseries B3, (SPA - Bank of America N.A.), 0.060%, 1/1/39 (a)	5,030,000
5,100,000	Cuyahoga County, OH, Revenue, Cleveland Clinic - Subseries B1, (SPA - JPMorgan Chase Bank), 0.030%, 1/1/39 (a)	5,100,000
1,200,000	Cuyahoga Falls, OH, Various Purposes, G.O., 1.000%, 12/5/13	1,206,634
400,000	East Knox, OH, Local School District, G.O., 1.750%, 2/7/13	400,503
1,100,000	Elyria, OH, G.O., 1.000%, 6/6/13	1,101,867
1,000,000	Euclid, OH, Various Purposes, G.O., 1.250%, 6/13/13	1,002,215
145,000	Fairbanks, OH, Local School District, G.O., 1.000%, 12/1/13	145,660
740,000	Franklin County, OH, Industrial Development Revenue, (SPA - JPMorgan Chase Bank), 0.150%, 11/1/14 (a)	740,000
655,000	Franklin County, OH, Hospital Revenue, U.S. Health Corp., Series A, (LOC -Citibank N.A.), 0.100%, 12/1/21 (a)	655,000
150,000	Franklin County, OH, Nationwide Hospital, Series G, (SPA - JPMorgan Chase Bank), 0.090%, 5/1/29 (a)	150,000

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Ohio Municipal Money Market Fund	(Continued)

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$5,000,000	Franklin County, OH, OhioHealth Facilities, Series A, (SPA - Barclays Bank PLC), 0.080%, 11/15/41 (a)	$5,000,000
1,210,000	Hamilton County, OH, Hospital Facilities Revenue, Children’s Hospital Medical Center, (LOC - JPMorgan Chase Bank), 0.100%, 5/15/28 (a)	1,210,000
1,525,000	Harrison, OH, Public Infrastructure Improvements, G.O., 1.650%, 10/24/13	1,534,809
5,600,000	Kent State University, OH, General Receipts Revenue, (Various), Series B, (LOC - Bank of America N.A.), 0.110%, 5/1/32 (a)	5,600,000
510,000	Mahoning County, OH, G.O., 1.250%, 10/15/13	512,590
750,000	Maple Heights, OH, City School District, G.O., 1.250%, 4/11/13	751,327
1,550,000	Marysville, OH, Various Purposes, G.O., 1.000%, 8/28/13	1,554,539
115,000	Middleburg Heights, OH, Hospital Revenue, 2.000%, 8/1/13	115,966
1,200,000	Montgomery County, OH, Revenue, Various Catholic Health, Series B-1, (SPA - Bank of NY Mellon), 0.080%, 3/1/27 (a)	1,200,000
3,030,000	Montgomery County, OH, Revenue, Miami Valley Hospital, Series B, (SPA - Barclays Bank PLC), 0.030%, 11/15/39 (a)	3,030,000
3,000,000	Montgomery County, OH, Revenue, Miami Valley Hospital, Series B, (SPA - JPMorgan Chase Bank), 0.030%, 11/15/45 (a)	3,000,000
4,000,000	Montgomery County, OH, Revenue, Miami Valley Hospital, Series C, (SPA - JPMorgan Chase Bank), 0.020%, 11/15/45 (a)	4,000,000
500,000	Morrow County, OH, G.O., 1.500%, 1/17/13	500,217
470,000	Obetz, OH, Various Purposes, G.O., 0.500%, 12/1/13	470,000
1,060,000	Ohio Air Quality Development Authority Refunding Revenue, Series B, (LOC - UBS AG), 0.080%, 3/1/23 (a)	1,060,000
5,100,000	Ohio Air Quality Development Authority Refunding Revenue, Series B, (LOC - Bank of Nova Scotia), 0.050%, 2/1/26 (a)	5,100,000
400,000	Ohio Housing Finance Agency Multifamily Revenue, (Housing Chambrel at Montrose), Series F, (Fannie Mae Ins.), 0.100%, 11/15/32 (a)	400,000

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$4,150,000	Ohio State, Infrastructure Improvements , G.O., Series B, 0.050%, 8/1/17 (a)	$4,150,000
4,740,000	Ohio State, Infrastructure Improvements , G.O., Series D, 0.050%, 2/1/19 (a)	4,740,000
2,000,000	Ohio State, Infrastructure Improvements , G.O., Series A, 0.050%, 2/1/23 (a)	2,000,000
420,000	Ohio State, School Improvements, G.O., Series A, 0.080%, 3/15/25 (a)	420,000
75,000	Ohio State, G.O., Series A, 5.000%, 6/15/13	76,510
5,820,000	Ohio State, G.O., Series B, 0.080%, 3/15/25 (a)	5,820,000
7,570,000	Ohio State, G.O., Series C, 0.070%, 6/15/26 (a)	7,570,000
925,000	Ohio State Higher Educational Facilities Revenue, Xavier University Project, (LOC - U.S. Bank N.A.), 0.090%, 5/1/15 (a)	925,000
1,235,000	Ohio State Higher Educational Facilities Revenue, Marietta College Project, (LOC - JPMorgan Chase Bank), 0.110%, 12/1/24 (a)	1,235,000
100,000	Ohio State Higher Educational Facilities Revenue, Case Western Reserve, Series A, 0.030%, 10/1/31 (a)	100,000
240,000	Ohio State Higher Educational Facilities Revenue, Case Western Reserve, Series A, 0.030%, 10/1/31 (a)	240,000
480,000	Ohio State Higher Educational Facilities Revenue, Marietta College Project, (LOC - JPMorgan Chase Bank), 0.100%, 12/1/32 (a)	480,000
650,000	Ohio State Higher Educational Facilities Revenue, Dominican University Project, (LOC - JPMorgan Chase Bank), 0.100%, 12/1/37 (a)	650,000
500,000	Ohio State Higher Educational Facilities Revenue, Case Western Reserve, Series B-1, (LOC - Bank of America N.A.), 0.020%, 12/1/44 (a)	500,000
5,700,000	Ohio State Higher Educational Facilities Revenue, Case Western Reserve, Series B-2, (LOC - Bank of America N.A.), 0.020%, 12/1/44 (a)	5,700,000
4,665,000	Ohio State University, Infrastructure Improvements , G.O., Series B, 0.080%, 8/1/21 (a)	4,665,000
3,560,000	Ohio State University, General Receipts Revenue, (SPA - Huntington National Bank), 0.070%, 12/1/27 (a)	3,560,000
110,000	Ohio State University, Revenue, Series B, 0.070%, 12/1/28 (a)	110,000

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Ohio Municipal Money Market Fund	(Continued)

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$2,000,000	Ohio State University, Revenue, Series B, 0.080%, 6/1/35 (a)	$2,000,000
400,000	Ohio State Water Development Authority, Series B, 0.010%, 10/1/33 (a)	400,000
1,000,000	Pataskala, OH, Various Purposes, G.O., 1.250%, 11/21/13	1,007,512
110,000	Sandy Valley, OH, Local School District, G.O., 2.000%, 12/1/13	111,604
1,500,000	Tipp City, OH, Various Purposes, G.O., Series C, 1.000%, 11/28/13	1,508,116
5,000,000	Union Township, Clermont County, OH, Various Purposes, G.O., 1.000%, 9/11/13	5,018,975
300,000	Vermilion, OH, Local School District, COP, 2.000%, 12/1/13	304,099
250,000	Wapakoneta, OH, City School District, G.O., 1.500%, 5/1/13	250,694
Total Municipal Bonds (Cost $125,503,644)		125,503,644

Shares		Value
Cash Equivalents — 4.7%
2,000,000	FFI Institutional Tax-Exempt Fund 0.010% (b)	$2,000,000
4,234,643	Fidelity Institutional Tax-Exempt Money Market Portfolio, Class I 0.010% (b)	4,234,643
Total Cash Equivalents (Cost $6,234,643)		6,234,643
Total Investments (Cost $131,738,287) — 99.9%		131,738,287
Other Assets in Excess of Liabilities — 0.1%		69,304
Net Assets — 100.0%		$131,807,591

(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2012. Data shown represents final maturity date.

(b)	Rate disclosed is the seven day yield as of December 31, 2012.

BAN — Bond Anticipation Note

COP — Certificate of Participation

G.O. — General Obligation

LOC — Letter of Credit

SPA — Standby Purchase Agreement

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington U.S. Treasury Money Market Fund	December 31, 2012

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
U.S. Treasury Obligations	55.6%
Repurchase Agreements	44.4%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of December 31, 2012, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Principal Amount		Value

U.S. Treasury Obligations — 55.6%
U.S. Treasury Bills — 38.4%
$50,000,000	0.060%, 1/3/13	$50,000,000
30,000,000	0.040%, 1/10/13	29,999,688
100,000,000	0.020%, 1/24/13	99,998,387
10,000,000	0.130%, 1/31/13	9,998,917
10,000,000	0.140%, 2/7/13	9,998,613
10,000,000	0.090%, 3/7/13	9,998,330
10,000,000	0.130%, 3/14/13	9,997,300
15,000,000	0.060%, 4/18/13	14,997,102
25,000,000	0.100%, 4/25/13	24,992,273
15,000,000	0.160%, 5/2/13	14,991,933
15,000,000	0.130%, 5/23/13	14,992,013
15,000,000	0.090%, 6/13/13	14,994,227
5,000,000	0.160%, 7/25/13	4,995,444
5,000,000	0.170%, 8/22/13	4,994,547
5,000,000	0.180%, 10/17/13	4,992,835
5,000,000	0.170%, 11/14/13	4,992,449
		324,934,058
U.S. Treasury Notes — 15.4%
10,000,000	0.625%, 1/31/13	10,004,426
30,000,000	2.750%, 2/28/13	30,130,234
15,000,000	0.625%, 2/28/13	15,013,815
10,000,000	0.625%, 4/30/13	10,017,397
15,000,000	3.500%, 5/31/13	15,211,261
10,000,000	1.125%, 6/15/13	10,044,168
15,000,000	0.375%, 6/30/13	15,020,256
15,000,000	0.375%, 7/31/13	15,021,676
10,000,000	0.125%, 9/30/13	9,995,806
		130,459,039
U.S. Treasury Strips — 1.8%
15,000,000	0.000%, 2/15/13	14,999,199
Total U.S. Treasury Obligations (Cost $470,392,296)		470,392,296

Principal Amount		Value

Repurchase Agreements — 44.4%
$70,000,000	Bank of America, 0.06%, dated 12/26/12, due 1/2/13, repurchase price $70,000,817 (collateralized by U.S. Treasury Bills, 0.000%, 5/23/13, market value $71,403,883)	$70,000,000
70,000,000	Goldman Sachs, 0.12%, dated 12/24/12, due 1/2/13, repurchase price $70,002,100 (collateralized by U.S. Treasury Bonds, 4.375%, 2/15/38, market value $71,468,381)	70,000,000
20,000,000	Goldman Sachs, 0.12%, dated 12/27/12, due 1/2/13, repurchase price $20,000,400 (collateralized by U.S. Treasury Bonds, 4.375%, 2/15/38, market value $20,242,603)	20,000,000
50,000,000	Morgan Stanley, 0.18%, dated 12/31/12, due 1/2/13, repurchase price $50,000,500 (collateralized by U.S. Treasury Notes, 0.125%, 12/31/13, market value $50,921,681)	50,000,000
165,452,800	TD Securities, 0.17%, dated 12/31/12, due 1/2/13, repurchase price $165,454,363 (collateralized by U.S. Treasury Notes, 0.750%, 12/31/17, market value $168,649,539)	165,452,800
Total Repurchase Agreements (Cost $375,452,800)		375,452,800
Total Investments (Cost $845,845,096) — 100.0%		845,845,096
Other Assets in Excess of Liabilities — 0.0%		350,385
Net Assets — 100.0%		$846,195,481

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Disciplined Equity Fund	December 31, 2012

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Information Technology	21.9%
Energy	11.8%
Consumer Staples	11.5%
Financials	11.4%
Health Care	11.2%
Industrials	9.0%
Consumer Discretionary	8.8%
Cash[1]	6.2%
Telecommunication Services	3.7%
Materials	1.9%
Options Purchased	1.4%
Utilities	0.7%
Real Estate Investment Trusts	0.3%
Exchange-Traded Funds	0.2%
Total	100.0%
[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2012, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks — 93.5%
Consumer Discretionary — 8.9%
4,000	Amazon.com, Inc. (a) *	$1,004,560
33,000	Comcast Corp., Class A (a)	1,233,540
42,000	Ford Motor Co.	543,900
21,000	Home Depot, Inc./The (a)	1,298,850
10,000	Lowe’s Companies, Inc.	355,200
11,000	McDonald’s Corp.	970,310
20,000	News Corp.	524,800
10,000	NIKE, Inc. (a)	516,000
8,000	Starbucks Corp.	428,960
7,000	Target Corp. (a)	414,190
21,700	Walt Disney Co./The (a)	1,080,443
		8,370,753
Consumer Staples — 11.7%
22,000	Altria Group, Inc.	691,240
45,000	Coca-Cola Co./The (a)	1,631,250
2,500	Colgate-Palmolive Co.	261,350
5,700	Costco Wholesale Corp. (a)	562,989
10,500	CVS Caremark Corp. (a)	507,675
10,000	H.J. Heinz Co.	576,800
19,300	Kraft Foods, Inc., Class A	491,571
18,000	PepsiCo, Inc. (a)	1,231,740
18,000	Philip Morris International, Inc. (a)	1,505,520

Shares		Value

Common Stocks — (Continued)
Consumer Staples — (Continued)
28,500	Procter & Gamble Co. (a)	$1,934,865
10,000	Walgreen Co. (a)	370,100
18,000	Wal-Mart Stores, Inc. (a)	1,228,140
		10,993,240
Energy — 12.0%
4,800	Apache Corp.	376,800
12,800	Baker Hughes, Inc.	522,752
20,000	Chevron Corp.	2,162,800
13,700	ConocoPhillips (a)	794,463
4,500	Devon Energy Corp.	234,180
50,100	Exxon Mobil Corp. (a)	4,336,155
12,000	Halliburton Co.	416,280
1,500	National Oilwell Varco, Inc.	102,525
12,500	Occidental Petroleum Corp.	957,625
6,850	Phillips 66	363,735
14,500	Schlumberger Ltd. (a)	1,004,705
		11,272,020
Financials — 11.6%
6,000	Allstate Corp./The	241,020
12,300	American Express Co.	707,004
97,000	Bank of America Corp. (a)	1,125,200
17,000	Bank of New York Mellon Corp./The (a)	436,900

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Disciplined Equity Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
Financials — (Continued)
6,500	Berkshire Hathaway, Inc., Class B *	$583,050
6,700	Chubb Corp./The (a)	504,644
28,000	Citigroup, Inc. (a)	1,107,680
2,200	Goldman Sachs Group, Inc./The	280,632
45,500	JPMorgan Chase & Co. (a)	2,000,635
10,000	MetLife, Inc. (a)	329,400
30,000	Morgan Stanley	573,600
35,500	U.S. Bancorp (a)	1,133,870
54,000	Wells Fargo & Co. (a)	1,845,720
		10,869,355
Health Care — 11.4%
16,200	Abbott Laboratories	1,061,100
11,000	Amgen, Inc. (a)	949,520
4,900	Baxter International, Inc.	326,634
23,200	Bristol-Myers Squibb Co.	756,088
10,000	Eli Lilly & Co. (a)	493,200
8,500	Gilead Sciences, Inc. *	624,325
29,500	Johnson & Johnson (a)	2,067,950
10,000	Medtronic, Inc.	410,200
32,000	Merck & Co., Inc. (a)	1,310,080
85,000	Pfizer, Inc. (a)	2,131,800
10,000	UnitedHealth Group, Inc.	542,400
		10,673,297
Industrials — 9.1%
8,300	3M Co. (a)	770,655
7,500	Boeing Co./The	565,200
7,500	Caterpillar, Inc.	671,850
10,000	Emerson Electric Co. (a)	529,600
2,500	FedEx Corp.	229,300
5,500	General Dynamics Corp.	380,985
110,000	General Electric Co. (a)	2,308,900
8,500	Honeywell International, Inc. (a)	539,495
2,000	Lockheed Martin Corp.	184,580
3,000	Norfolk Southern Corp.	185,520
5,000	Union Pacific Corp. (a)	628,600
10,000	United Parcel Service, Inc., Class B	737,300
10,000	United Technologies Corp.	820,100
		8,552,085
Information Technology — 22.2%
5,000	Accenture PLC, Class A	332,500
10,300	Apple, Inc.	5,490,209
60,000	Cisco Systems, Inc. (a)	1,179,000
15,000	Dell, Inc.	151,950
13,000	eBay, Inc. (a) *	663,260
21,700	EMC Corp. *	549,010
3,000	Google, Inc., Class A (a) *	2,128,110
18,000	Hewlett-Packard Co.	256,500
50,000	Intel Corp.	1,031,500
12,200	International Business Machines Corp. (a)	2,336,910
1,000	MasterCard, Inc., Class A (a)	491,280
85,000	Microsoft Corp. (a)	2,272,050
43,000	Oracle Corp.	1,432,760

Shares or Contracts		Value

Common Stocks — (Continued)
Information Technology — (Continued)
18,500	QUALCOMM, Inc.	$1,147,370
10,000	Texas Instruments, Inc.	309,400
7,000	Visa, Inc., Class A (a)	1,061,060
		20,832,869
Materials — 1.9%
10,000	Dow Chemical Co./The (a)	323,200
10,500	Du Pont (E.I.) de Nemours & Co.	472,185
10,500	Freeport-McMoRan Copper & Gold, Inc.	359,100
7,000	Monsanto Co. (a)	662,550
		1,817,035
Real Estate Investment Trusts — 0.3%
2,000	Simon Property Group, Inc.	316,180
Telecommunication Services — 3.7%
76,000	AT&T, Inc.	2,561,960
22,000	Verizon Communications, Inc.	951,940
		3,513,900
Utilities — 0.7%
7,000	Exelon Corp.	208,180
1,000	NextEra Energy, Inc.	69,190
9,000	Southern Co./The	385,290
		662,660
Total Common Stocks (Cost $74,191,356)		87,873,394
Exchange-Traded Funds — 0.2%
6,400	Utilities Select Sector SPDR Fund	223,680
Total Exchange-Traded Funds (Cost $196,570)		223,680
Options Purchased — 1.5% (b)
300	S&P 100 Index, Put @ 640, Expiring February 2013	363,000
400	S&P 100 Index, Put @ 640, Expiring March 2013	670,000
250	S&P 100 Index, Put @ 650, Expiring January 2013	320,000
Total Options Purchased (Cost $1,838,154)		1,353,000
Cash Equivalents — 6.3%
5,903,706	Huntington U.S. Treasury Money Market Fund, Trust Shares, 0.050% (c) (d)	5,903,706
Total Cash Equivalents (Cost $5,903,706)		5,903,706
Total Investments (Cost $82,129,786) — 101.5%		95,353,780
Liabilities in Excess of Other Assets — (1.5)%		(1,366,893)
Net Assets — 100.0%		$93,986,887
(a)	All or a portion of the security is held as collateral for written call options.

(b)	All or a portion of the security is held as collateral for written put options.

(c)	Investment in affiliate.

(d)	Rate disclosed is the seven day yield as of December 31, 2012.

*	Non-income producing security.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Dividend Capture Fund	December 31, 2012

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Common Stocks	71.8%
Preferred Stocks	20.2%
Short-Term Securities Held as Collateral for Securities Lending	4.8%
Cash[1]	1.7%
Exchange Traded Funds	1.5%
Total	100.0%
[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2012, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks — 75.3%
Consumer Discretionary — 3.1%
31,500	Comcast Corp., Class A	$1,177,470
70,000	D.R. Horton, Inc. (a)	1,384,600
14,000	Family Dollar Stores, Inc.	887,740
39,000	Genuine Parts Co.	2,479,620
		5,929,430
Consumer Staples — 6.1%
27,750	Colgate-Palmolive Co.	2,900,985
25,000	General Mills, Inc.	1,010,250
19,250	H.J. Heinz Co.	1,110,340
13,500	Kimberly-Clark Corp.	1,139,805
29,250	Kroger Co./The	761,085
18,750	Philip Morris International, Inc.	1,568,250
66,750	Sysco Corp.	2,113,305
15,750	Wal-Mart Stores, Inc.	1,074,623
		11,678,643
Energy — 16.6%
81,750	BP PLC ADR	3,404,070
92,500	Cenovus Energy, Inc.	3,102,450
18,250	Chevron Corp.	1,973,555
41,500	ConocoPhillips	2,406,585
197,500	Crosstex Energy LP	2,871,650
105,000	Enbridge Energy Partners LP (b)	2,929,500
44,000	Exxon Mobil Corp.	3,808,200
37,000	Linn Energy LLC	1,303,880
43,500	Magellan Midstream Partners LP	1,878,765
55,750	Marathon Oil Corp.	1,709,295
20,000	Plains All American Pipeline LP	904,800
35,250	Royal Dutch Shell PLC ADR	2,430,487
42,000	Spectra Energy Corp.	1,149,960
25,500	Sunoco Logistics Partners LP	1,268,115
16,000	Williams Partners LP (b)	778,560
		31,919,872

Shares		Value

Common Stocks — (Continued)
Financials — 12.1%
40,500	American Financial Group, Inc.	$1,600,560
46,500	Bank of Montreal	2,850,450
53,000	Cullen/Frost Bankers, Inc.	2,876,310
91,500	Federated Investors, Inc., Class B (b)	1,851,045
116,500	Fulton Financial Corp.	1,119,565
34,000	JPMorgan Chase & Co.	1,494,980
91,000	Principal Financial Group, Inc.	2,595,320
44,000	Royal Bank of Canada (b)	2,653,200
32,000	U.S. Bancorp	1,022,080
60,000	Unum Group	1,249,200
37,500	Waddell & Reed Financial, Inc., Class A	1,305,750
75,000	Wells Fargo & Co.	2,563,500
		23,181,960
Health Care — 5.4%
44,000	Abbott Laboratories	2,882,000
48,000	AstraZeneca PLC ADR	2,268,960
22,750	Becton, Dickinson & Co.	1,778,823
57,000	Cardinal Health, Inc.	2,347,260
28,750	Merck & Co., Inc.	1,177,025
		10,454,068
Industrials — 7.0%
28,750	3M Co.	2,669,437
113,000	CSX Corp.	2,229,490
67,000	Republic Services, Inc.	1,965,110
40,000	Rockwell Automation, Inc.	3,359,600
19,000	Rockwell Collins, Inc.	1,105,230
63,000	Waste Management, Inc.	2,125,620
		13,454,487
Information Technology — 5.4%
110,750	Cisco Systems, Inc.	2,176,237
10,000	Harris Corp.	489,600
136,500	Intel Corp. (b)	2,815,995

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Dividend Capture Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
Information Technology — (Continued)
61,500	Microsoft Corp.	$1,643,895
63,250	Paychex, Inc. (b)	1,969,605
64,000	Total System Services, Inc.	1,370,880
		10,466,212
Materials — 2.3%
37,750	Freeport-McMoRan Copper & Gold, Inc.	1,291,050
27,500	Sensient Technologies Corp.	977,900
71,000	Sonoco Products Co.	2,110,830
		4,379,780
Real Estate Investment Trusts — 11.5%
32,000	EastGroup Properties, Inc.	1,721,920
39,750	EPR Properties (b)	1,832,873
20,000	HCP, Inc.	903,600
56,000	Highwoods Properties, Inc.	1,873,200
30,000	Home Properties, Inc.	1,839,300
98,000	Kimco Realty Corp.	1,893,360
52,000	Liberty Property Trust	1,860,040
20,000	LTC Properties, Inc.	703,800
53,500	Mack-Cali Realty Corp.	1,396,885
29,250	Mid-America Apartment Communities, Inc.	1,893,938
21,500	National Health Investors, Inc.	1,215,395
18,500	National Retail Properties, Inc.	577,200
72,000	Omega Healthcare Investors, Inc.	1,717,200
22,000	ProLogis, Inc.	802,780
4,000	Simon Property Group, Inc.	632,360
19,000	Ventas, Inc.	1,229,680
		22,093,531
Telecommunication Services — 2.5%
72,000	AT&T, Inc.	2,427,120
57,000	Verizon Communications, Inc.	2,466,390
		4,893,510
Utilities — 3.3%
85,500	CenterPoint Energy, Inc.	1,645,875
100,000	CMS Energy Corp.	2,438,000
58,250	PG&E Corp.	2,340,485
		6,424,360
Total Common Stocks (Cost $138,406,743)		144,875,853
Preferred Stocks — 21.2%
Financials — 13.9%
45,000	Allianz SE, 8.375%	1,138,500
70,000	American Financial Group, Inc., 7.000%	1,878,100
80,000	Ameriprise Financial, Inc., 7.750%	2,197,600
45,000	Axis Capital Holdings Ltd., Series C, 6.875%	1,201,500
10,000	BB&T Corp., 5.850%	259,800
90,000	Charles Schwab Corp./The, Series B, 6.000%	2,353,500
50,000	Credit Suisse Guernsey, 7.900% (b)	1,268,000
140,000	JPMorgan Chase Capital XXIX, 6.700%	3,577,000
80,000	KKR Financial Holdings LLC, 8.375%	2,226,400

Shares		Value
Preferred Stocks — (Continued)
Financials — (Continued)
55,000	M&T Capital Trust IV, 8.500%	$1,394,250
70,000	PartnerRe Ltd., Series E, 7.250%	1,892,100
65,000	Prudential Financial, Inc., 9.000% (b)	1,678,300
70,000	Raymond James Financial, Inc., 6.900%	1,908,900
100,000	Wells Fargo & Co., Series J, 8.000% (b)	2,935,000
35,000	Wells Fargo Capital Trust XII, 7.875%	886,550
		26,795,500
Real Estate Investment Trusts — 2.9%
19,000	Kimco Realty Corp., Series H, 6.900%	505,970
40,000	PS Business Parks, Inc., Series S, 6.450%	1,054,800
40,000	Realty Income Corp., Series F, 6.625%	1,060,800
110,000	Vornado Realty LP, 7.875%	2,978,800
		5,600,370
Telecommunication Services — 1.3%
90,000	Qwest Corp., 7.500%	2,427,300
Utilities — 3.1%
115,000	Dominion Resources, Inc., Class A, 8.375%	3,096,950
105,000	NextEra Energy Capital Holdings, Inc., Series F, 8.750%	2,804,550
		5,901,500
Total Preferred Stocks (Cost $40,790,673)		40,724,670
Exchange-Traded Funds — 1.6%
41,250	iShares S&P 500 Value Index Fund (b)	2,738,587
13,000	Technology Select Sector SPDR Fund (b)	376,350
Total Exchange-Traded Funds (Cost $2,338,263)		3,114,937
Cash Equivalents — 1.8%
3,354,143	Huntington U.S. Treasury Money Market Fund, Trust Shares, 0.050% (c) (d)	3,354,143
Total Cash Equivalents (Cost $3,354,143)		3,354,143
Short-Term Securities Held as Collateral for Securities Lending — 5.0%
9,634,051	Fidelity Institutional Money Market Portfolio, Institutional Class, 0.180% (d)	9,634,051
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $9,634,051)		9,634,051
Total Investments (Cost $194,523,873) — 104.9%		201,703,654
Liabilities in Excess of Other Assets — (4.9)%		(9,415,224)
Net Assets — 100.0%		$192,288,430

(a)	All or a portion of the security is held as collateral for written call options.

(b)	All or a portion of the security was on loan as of December 31, 2012. The total value of securities on loan as of December 31, 2012 was $9,610,624.

(c)	Investment in affiliate.

(d)	Rate disclosed is the seven day yield as of December 31, 2012.

ADR	— American Depositary Receipt

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Global Select Markets Fund	December 31, 2012

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Common Stocks	83.1%
Exchange-Traded Funds	8.0%
Short-Term Securities Held as Collateral for Securities Lending	3.9%
Cash[1]	2.5%
Corporate Bonds	2.1%
Foreign Government Bonds	0.4%
Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2012, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value +

Common Stocks — 87.7%
Brazil — 10.6%
Consumer Discretionary — 2.6%
115,546	Lojas Americanas SA	$1,032,093
Consumer Staples — 2.1%
19,000	Companhia De Bebidas Das Americas ADR	797,810
Financials — 4.4%
170,000	BM&FBOVESPA SA	1,159,787
35,000	Itau Unibanco Holding SA ADR	576,100
		1,735,887
Health Care — 1.5%
108,000	OdontoPrev SA	564,709
		4,130,499
Cayman Islands — 3.1%
Consumer Discretionary — 3.1%
440,000	Wynn Macau Ltd. *	1,211,708
China — 6.2%
Energy — 2.7%
500,000	China Oilfield Services Ltd.	1,048,461
Financials — 3.5%
900,000	Bank of China Ltd.	407,624
1,200,000	China Construction Bank Corp.	980,727
		1,388,351
		2,436,812
Hong Kong — 1.7%
Information Technology — 1.7%
390,000	Digital China Holdings Ltd.	674,470

Shares		Value +

Common Stocks — (Continued)
India — 16.9%
Consumer Discretionary — 2.2%
50,000	Mahindra & Mahindra Ltd.	$857,102
Consumer Staples — 1.5%
60,000	Hindustan Unilever Ltd.	576,948
Energy — 1.1%
150,000	Petronet LNG Ltd.	432,694
Financials — 3.7%
17,000	ICICI Bank Ltd. ADR (a)	741,370
160,000	Rural Electrification Corp. Ltd.	723,572
		1,464,942
Health Care — 5.9%
26,000	Divi’s Laboratories Ltd.	524,334
55,000	Lupin Ltd.	620,022
85,000	Sun Pharmaceutical Industries Ltd.	1,147,638
		2,291,994
Information Technology — 1.9%
32,000	Tata Consultancy Services Ltd.	735,941
Materials — 0.6%
105,000	Hindalco Industries Ltd.	253,369
		6,612,990
Indonesia — 7.4%
Health Care — 1.7%
6,000,000	Kalbe Farma Tbk PT	650,588
Industrials — 1.9%
360,151	United Tractors Tbk PT	730,978
Materials — 2.4%
3,200,000	Holcim Indonesia Tbk PT	951,077

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Global Select Markets Fund	(Continued)

Shares		Value +

Common Stocks — (Continued)
Indonesia — (Continued)
Utilities — 1.4%
1,200,000	Perusahaan Gas Negara PT	$565,372
		2,898,015
Mexico — 1.5%
Consumer Staples — 1.5%
6,000	Fomento Economico Mexicano SAB de CV ADR	604,200
Poland — 4.4%
Financials — 2.9%
3,200	Bank Pekao SA (a)	173,889
9,000	Bre Bank SA (a) *	950,460
		1,124,349
Utilities — 1.5%
100,000	Polska Grupa Energetyczna SA (a)	590,792
		1,715,141
Republic Of South Korea — 17.3%
Consumer Discretionary — 5.4%
83,000	Dong Ah Tire & Rubber Co. Ltd.	1,236,556
4,300	Hyundai Motor Co.	891,562
		2,128,118
Consumer Staples — 3.2%
2,000	LG Household & Health Care Ltd.	1,232,330
Financials — 4.0%
75,480	Korean Reinsurance Co.	818,062
20,000	Shinhan Financial Group Co. Ltd.	736,197
		1,554,259
Industrials — 1.6%
2,750	Hyundai Heavy Industries Co. Ltd.	629,318
Information Technology — 3.1%
850	Samsung Electronics Co. Ltd.	1,228,365
		6,772,390
Taiwan — 7.1%
Consumer Discretionary — 1.6%
170,000	Eclat Textile Co. Ltd.	626,164
Financials — 2.4%
782,687	Fubon Financial Holding Co. Ltd.	950,407
Materials — 3.1%
929,948	Asia Cement Corp.	1,200,704
		2,777,275
Turkey — 2.1%
Industrials — 2.1%
90,000	Yazicilar Holding AS	807,227

Principal Amount or Shares		Value +

Common Stocks — (Continued)
United States — 9.4%
Consumer Discretionary — 2.0%
12,000	Yum! Brands, Inc.	$796,800
Energy — 2.7%
15,000	Schlumberger Ltd.	1,039,350
Information Technology — 3.8%
1,000	Apple, Inc.	533,030
5,000	International Business Machines Corp.	957,750
		1,490,780
Materials — 0.9%
10,000	Freeport-McMoRan Copper & Gold, Inc.	342,000
		3,668,930
Total Common Stocks (Cost $32,670,519)		34,309,657
Exchange-Traded Funds — 8.4%
26,000	iShares FTSE China 25 Index Fund	1,052,480
15,000	iShares MSCI Emerging Markets Index Fund	665,250
50,000	iShares MSCI Malaysia Index Fund	756,500
60,000	iShares MSCI Taiwan Index Fund	817,200
Total Exchange-Traded Funds (Cost $3,063,629)		3,291,430
Corporate Bonds — 2.2%
Australia — 1.8%
Financials — 1.8%
600,000	Goldman Sachs Group, Inc./The, 7.750%, 11/23/16 (b)	695,658
Multi-Nationals — 0.4%
350,000	European Bank for Reconstruction & Development, Series E, MTN, 9.500%, 11/6/13 (c)	175,691
Total Corporate Bonds (Cost $818,328)		871,349
Foreign Government Bonds — 0.5%
Indonesia — 0.5%
1,700,000,000	Indonesian Government, Series FR55, 7.375%, 9/15/16 (b)	188,811
Total Foreign Government Bonds (Cost $202,006)		188,811
Cash Equivalents — 2.7%
1,038,116	Huntington U.S. Treasury Money Market Fund, Trust Shares, 0.050% (d) (e)	1,038,116
Total Cash Equivalents (Cost $1,038,116)		1,038,116

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Global Select Markets Fund	(Continued)

Shares		Value +

Short-Term Securities Held as Collateral for Securities Lending — 4.1%
1,593,389	Fidelity Institutional Money Market Portfolio, Institutional Class, 0.180% (e)	$1,593,389
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $1,593,389)		1,593,389
Total Investments (Cost $39,385,987) — 105.6%		41,292,752
Liabilities in Excess of Other Assets — (5.6)%		(2,180,967)
Net Assets — 100.0%		$39,111,785

(a)	All or a portion of the security was on loan as of December 31, 2012. The total value of securities on loan as of December 31, 2012 was $1,530,738.

(b)	Foreign-denominated security. Principal amount is reported in applicable country’s currency.

(c)	Foreign-denominated security. Principal amount is reported in Indonesian Rupiah.
(d)	Investment in affiliate.

(e)	Rate disclosed is the seven day yield as of December 31, 2012.

*	Non-income producing security.

+	All securities, except those traded on United States (including ADRs) and Canadian exchanges, Cash Equivalents or Short-Term Securities were fair valued at December 31, 2012.

ADR	— American Depositary Receipt

MTN	— Medium Term Note

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Growth Fund	December 31, 2012

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Information Technology	33.9%
Health Care	16.1%
Consumer Discretionary	12.9%
Consumer Staples	11.2%
Industrials	6.1%
Energy	5.4%
Materials	4.5%
Financials	4.5%
Real Estate Investment Trusts	2.5%
Cash[1]	1.2%
Short-Term Securities Held as Collateral for Securities Lending	1.0%
Telecommunication Services	0.5%
Utilities	0.2%
Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2012, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks — 96.7%
Consumer Discretionary — 12.8%
39,170	Comcast Corp., Class A	$1,464,175
69,410	D.R. Horton, Inc.	1,372,930
30,720	Home Depot, Inc./The	1,900,032
26,540	Jarden Corp. *	1,372,118
25,370	Lululemon Athletica, Inc. *	1,933,955
75,870	Pulte Group, Inc. *	1,377,799
15,270	Tractor Supply Co.	1,349,257
28,240	Under Armour, Inc., Class A (a) *	1,370,487
11,860	VF Corp.	1,790,504
25,700	Viacom, Inc., Class B	1,355,418
38,990	Walt Disney Co./The	1,941,312
		17,227,987
Consumer Staples — 11.0%
50,250	Church & Dwight Co., Inc.	2,691,892
27,520	Costco Wholesale Corp.	2,718,150
55,690	CVS Caremark Corp.	2,692,611
39,530	Wal-Mart Stores, Inc.	2,697,132
45,020	Whole Foods Market, Inc.	4,111,677
		14,911,462
Energy — 5.3%
25,130	EOG Resources, Inc.	3,035,453
32,780	Marathon Petroleum Corp.	2,065,140
60,520	Valero Energy Corp.	2,064,942
		7,165,535

Shares		Value

Common Stocks — (Continued)
Financials — 4.5%
15,080	Berkshire Hathaway, Inc., Class B *	$1,352,676
8,240	Chubb Corp./The	620,637
5,550	Goldman Sachs Group, Inc./The	707,958
30,880	JPMorgan Chase & Co.	1,357,794
19,700	MetLife, Inc.	648,918
12,750	Prudential Financial, Inc.	679,958
19,690	Wells Fargo & Co.	673,004
		6,040,945
Health Care — 15.9%
48,130	Abbott Laboratories	3,152,515
58,670	Baxter International, Inc.	3,910,942
51,480	Gilead Sciences, Inc. *	3,781,206
18,390	Johnson & Johnson	1,289,139
21,650	Novo-Nordisk A/S ADR	3,533,496
103,300	Pfizer, Inc.	2,590,764
36,780	Stryker Corp.	2,016,280
14,610	Watson Pharmaceutical, Inc. *	1,256,460
		21,530,802
Industrials — 6.0%
7,360	Caterpillar, Inc.	659,309
12,620	Cummins, Inc.	1,367,377
29,740	Deere & Co.	2,570,131
25,270	Illinois Tool Works, Inc.	1,536,669

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Growth Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
Industrials — (Continued)
9,850	W.W. Grainger, Inc.	$1,993,344
		8,126,830
Information Technology — 33.5%
37,940	Accenture PLC, Class A	2,523,010
13,080	Apple, Inc.	6,972,032
81,600	Broadcom Corp., Class A	2,709,936
207,310	Cisco Systems, Inc.	4,073,641
19,860	CommVault Systems, Inc. *	1,384,441
87,530	eBay, Inc. *	4,465,781
57,580	EMC Corp. *	1,456,774
5,580	Google, Inc., Class A *	3,958,285
16,070	NeuStar, Inc., Class A *	673,815
111,380	Oracle Corp.	3,711,182
55,680	QUALCOMM, Inc.	3,453,274
42,660	Rackspace Hosting, Inc. *	3,168,358
158,730	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	2,723,807
22,790	Trimble Navigation Ltd. *	1,362,386
17,470	Visa, Inc., Class A	2,648,103
		45,284,825
Materials — 4.5%
30,150	Ball Corp.	1,349,212
11,680	Eagle Materials, Inc.	683,280
7,140	Monsanto Co.	675,801
13,010	Nucor Corp.	561,772
12,550	Praxair, Inc.	1,373,597
9,280	Sherwin-Williams Co./The	1,427,450
		6,071,112
Real Estate Investment Trusts — 2.4%
8,340	American Tower Corp.	644,432
14,140	HCP, Inc.	638,845
10,640	Health Care REIT, Inc.	652,126
8,560	Simon Property Group, Inc.	1,353,250
		3,288,653
Telecommunication Services — 0.6%
19,160	BT Group PLC ADR	728,655
Utilities — 0.2%
3,810	Sempra Energy	270,281
Total Common Stocks (Cost $112,123,439)		130,647,087
Cash Equivalents — 1.2%
1,621,894	Huntington U.S. Treasury Money Market Fund, Trust Shares, 0.050% (b) (c)	1,621,894
Total Cash Equivalents (Cost $1,621,894)		1,621,894

Shares		Value
Short-Term Securities Held as Collateral for Securities Lending — 1.0%
1,390,967	Fidelity Institutional Money Market Portfolio, Institutional Class, 0.180% (c)	$1,390,967
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $1,390,967)		1,390,967
Total Investments (Cost $115,136,300) — 98.9%		133,659,948
Other Assets in Excess of Liabilities — 1.1%		1,515,554
Net Assets — 100.0%		$135,175,502
(a)	All or a portion of the security was on loan as of December 31, 2012. The total value of securities on loan as of December 31, 2012 was $1,363,693.

(b)	Investment in affiliate.

(c)	Rate disclosed is the seven day yield as of December 31, 2012.

*	Non-income producing security.

ADR	— American Depositary Receipt

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Income Equity Fund	December 31, 2012

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Energy	15.7%
Financials	14.4%
Short-Term Securities Held as Collateral for Securities Lending	9.9%
Industrials	9.2%
Consumer Staples	9.1%
Information Technology	8.6%
Health Care	8.2%
Consumer Discretionary	6.1%
Real Estate Investment Trusts	6.0%
Utilities	5.0%
Materials	3.5%
Telecommunication Services	3.4%
Cash[1]	0.9%
Total	100.0%
[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2012, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks — 98.8%
Consumer Discretionary — 6.7%
50,000	Comcast Corp., Class A	$1,869,000
100,000	Gannett Co., Inc.	1,801,000
81,500	Shaw Communications, Inc., Class B (a)	1,872,870
71,000	Thomson Reuters Corp. (a)	2,063,260
17,300	Time Warner Cable, Inc., Class A	1,681,387
		9,287,517
Consumer Staples — 10.1%
60,000	Altria Group, Inc.	1,885,200
58,000	Campbell Soup Co. (a)	2,023,620
68,000	ConAgra Foods, Inc.	2,006,000
49,200	General Mills, Inc.	1,988,172
23,100	Kimberly-Clark Corp.	1,950,333
65,000	Sysco Corp.	2,057,900
55,000	Walgreen Co.	2,035,550
		13,946,775
Energy — 17.4%
39,300	BP PLC ADR	1,636,452
19,500	Chevron Corp.	2,108,730
18,900	China Petroleum & Chemical Corp. ADR	2,171,988
36,200	ConocoPhillips	2,099,238
37,000	Eni SpA ADR (a)	1,818,180
42,200	Enterprise Products Partners LP	2,113,376

Shares		Value

Common Stocks — (Continued)
Energy — (Continued)
24,300	Exxon Mobil Corp.	$2,103,165
69,000	Marathon Oil Corp.	2,115,540
33,900	Marathon Petroleum Corp.ea	2,135,700
27,200	Royal Dutch Shell PLC ADR	1,875,440
32,900	Total SA ADR (a)	1,711,129
61,500	Valero Energy Corp.	2,098,380
		23,987,318
Financials — 15.9%
35,000	Bank of Montreal	2,145,500
32,200	Bank of Nova Scotia (a)	1,863,736
59,000	BB&T Corp.	1,717,490
25,400	Canadian Imperial Bank of Commerce (a)	2,047,494
38,200	HSBC Holdings PLC ADR	2,027,274
44,400	JPMorgan Chase & Co.	1,952,268
30,700	Royal Bank of Canada	1,851,210
124,000	SLM Corp.	2,124,120
28,900	Travelers Cos., Inc./The	2,075,598
64,000	U.S. Bancorp	2,044,160
61,000	Wells Fargo & Co.	2,084,980
		21,933,830
Health Care — 9.1%
33,000	Abbott Laboratories	2,161,500
45,700	AstraZeneca PLC ADR	2,160,239

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Income Equity Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
Health Care — (Continued)
40,700	Eli Lilly & Co.	$2,007,324
47,200	Merck & Co., Inc.	1,932,368
81,000	Pfizer, Inc.	2,031,480
45,800	Sanofi-Aventis ADR	2,170,004
		12,462,915
Industrials — 10.2%
22,500	3M Co.	2,089,125
90,500	CSX Corp.	1,785,565
23,800	Deere & Co.	2,056,796
38,400	Eaton Corp. PLC	2,081,280
93,500	General Electric Co.	1,962,565
75,500	Koninklijke (Royal) Philips Electronics NV	2,003,770
60,500	Waste Management, Inc.	2,041,270
		14,020,371
Information Technology — 9.5%
87,000	CA, Inc.	1,912,260
106,000	Cisco Systems, Inc.	2,082,900
41,700	Harris Corp.	2,041,632
120,000	Hewlett-Packard Co.	1,710,000
89,500	Intel Corp.	1,846,385
65,000	Microsoft Corp.	1,737,450
56,000	Paychex, Inc.	1,743,840
		13,074,467
Materials — 3.9%
39,300	Du Pont (E.I.) de Nemours & Co.	1,767,321
44,700	International Paper Co.	1,780,848
31,600	Lyondellbasell Industries N.V.	1,804,044
		5,352,213
Real Estate Investment Trusts — 6.6%
43,700	HCP, Inc.	1,974,366
28,200	Health Care REIT, Inc.	1,728,378
82,000	Hospitality Properties Trust	1,920,440
86,000	Kimco Realty Corp.	1,661,520
70,700	Mack-Cali Realty Corp.	1,845,977
		9,130,681
Telecommunication Services — 3.8%
52,000	AT&T, Inc.	1,752,920
40,600	Verizon Communications, Inc.	1,756,762
199,000	Windstream Corp. (a)	1,647,720
		5,157,402
Utilities — 5.6%
64,500	Exelon Corp.	1,918,230
47,400	FirstEnergy Corp.	1,979,424
47,500	PG&E Corp.	1,908,550
66,500	PPL Corp.	1,903,895
		7,710,099
Total Common Stocks (Cost $123,301,159)		136,063,588

Shares		Value
Cash Equivalents — 1.0%
1,391,488	Huntington U.S. Treasury Money Market Fund, Trust Shares, 0.050% (b) (c)	$1,391,488
Total Cash Equivalents (Cost $1,391,488)		1,391,488
Short-Term Securities Held as Collateral for Securities Lending — 10.9%
15,044,485	Fidelity Institutional Money Market Portfolio, Institutional Class, 0.180% (c)	15,044,485
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $15,044,485)		15,044,485
Total Investments (Cost $139,737,132) — 110.7%		152,499,561
Liabilities in Excess of Other Assets — (10.7)%		(14,775,245)
Net Assets — 100.0%		$137,724,316
(a)	All or a portion of the security was on loan as of December 31, 2012. The total value of securities on loan as of December 31, 2012 was $14,749,495.

(b)	Investment in affiliate.

(c)	Rate disclosed is the seven day yield as of December 31, 2012.

ADR	— American Depositary Receipt

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington International Equity Fund	December 31, 2012

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
United Kingdom	22.1%
Japan	15.6%
France	12.1%
Germany	7.5%
Singapore	5.9%
Switzerland	5.6%
Sweden	5.4%
Cash[1]	3.6%
Exchange-Traded Funds	3.5%
Mexico	3.2%
Australia	3.2%
Italy	3.1%
Hong Kong	2.0%
Spain	1.6%
Israel	1.4%
Canada	1.3%
United States	1.2%
Taiwan	1.2%
Short-Term Securities Held as Collateral for Securities Lending	0.5%
Total	100.0%
[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2012, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value +

Common Stocks — 92.8%
Australia — 3.3%
Industrials — 1.4%
153,000	Orica Ltd.	$4,029,963
Materials — 1.9%
142,000	BHP Billiton Ltd.	5,550,796
		9,580,759
Canada — 1.3%
Energy — 1.3%
116,000	Cenovus Energy, Inc.	3,890,640
France — 12.1%
Consumer Discretionary — 1.9%
59,000	Cie Generale des Etablissements Michelin SCA	5,651,483
Energy — 2.0%
115,541	Total SA	6,009,984

Shares		Value +

Common Stocks — (Continued)
France — (Continued)
Financials — 4.6%
371,900	AXA SA ADR	$6,776,018
117,011	BNP Paribas	6,659,280
		13,435,298
Health Care — 2.1%
66,100	Sanofi-Aventis	6,266,222
Utilities — 1.5%
163,000	GDF Suez	3,356,071
46,172	GDF Suez SA ADR	971,459
		4,327,530
		35,690,517
Germany — 7.5%
Consumer Staples — 2.3%
82,500	Henkel AG & Co. KGaA	6,785,160

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington International Equity Fund	(Continued)

Shares		Value +

Common Stocks — (Continued)
Germany — (Continued)
Energy — 1.4%
45,000	BASF SE	$4,253,816
Industrials — 3.8%
179,000	GEA Group AG	5,818,426
48,700	Siemens AG	5,323,646
		11,142,072
		22,181,048
Hong Kong — 2.0%
Financials — 2.0%
754,000	Wharf (Holdings) Ltd./The	6,009,613
Israel — 1.4%
Health Care — 1.4%
111,000	Teva Pharmaceutical Industries Ltd. ADR	4,144,740
Italy — 3.1%
Energy — 3.1%
210,000	Eni SpA	5,142,810
102,000	Saipem SpA	3,971,917
		9,114,727
Japan — 15.7%
Consumer Discretionary — 3.6%
174,000	Honda Motor Co. Ltd.	6,435,855
45,000	Toyota Motor Corp. ADR	4,196,250
		10,632,105
Consumer Staples — 1.2%
66,644	Unicharm Corp.	3,458,736
Industrials — 5.1%
23,900	FANUC Ltd.	4,440,947
400,000	KUBOTA Corp.	4,593,127
128,000	Makita Corp.	5,938,618
		14,972,692
Information Technology — 4.6%
203,000	Hoya Corp.	3,994,827
22,880	KEYENCE Corp.	6,337,142
57,000	Murata Manufacturing Co. Ltd.	3,358,246
		13,690,215
Materials — 1.2%
260,000	Kuraray Co. Ltd.	3,404,060
		46,157,808
Mexico — 3.2%
Consumer Staples — 2.1%
61,000	Fomento Economico Mexicano SAB de CV ADR	6,142,700

Shares		Value +

Common Stocks — (Continued)
Mexico — (Continued)
Telecommunication Services — 1.1%
145,000	America Movil SA de CV, Series L ADR (a)	$3,355,300
		9,498,000
Singapore — 5.9%
Financials — 2.3%
542,000	DBS Group Holdings Ltd.	6,654,745
Industrials — 1.9%
617,877	Keppel Corp Ltd.	5,642,922
Telecommunication Services — 1.7%
1,883,930	Singapore Telecommunications Ltd.	5,126,901
		17,424,568
Spain — 1.6%
Financials — 1.6%
500,000	Banco Bilbao Vizcaya SA	4,643,910
Sweden — 5.5%
Consumer Discretionary — 2.0%
172,200	Hennes & Mauritz AB	5,969,669
Industrials — 1.7%
349,000	Volvo AB	4,813,797
Materials — 1.8%
242,000	Svenska Cellulosa AB (SCA)	5,263,233
		16,046,699
Switzerland — 5.6%
Financials — 1.6%
60,300	ACE Ltd.	4,811,940
Health Care — 2.0%
93,400	Novartis AG	5,896,195
Materials — 2.0%
71,100	Syngenta AG ADR	5,744,880
		16,453,015
Taiwan — 1.2%
Information Technology — 1.2%
209,854	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	3,601,095
United Kingdom — 22.2%
Consumer Discretionary — 3.0%
400,000	Greene King PLC	4,100,019
249,000	Pearson PLC	4,855,313
		8,955,332
Consumer Staples — 3.8%
1,063,284	Tesco PLC	5,859,496
134,000	Unilever PLC	5,210,760
		11,070,256

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington International Equity Fund	(Continued)

Shares		Value +
Common Stocks — (Continued)
United Kingdom — (Continued)
Financials — 5.9%
1,858,000	Barclays PLC	$8,074,303
81,000	HSBC Holdings PLC ADR	4,298,670
196,000	Standard Chartered PLC	5,074,433
		17,447,406
Health Care — 2.6%
53,000	AstraZeneca PLC ADR	2,505,310
118,850	GlaxoSmithKline PLC ADR	5,166,410
		7,671,720
Industrials — 2.1%
419,000	Rolls-Royce Holdings PLC *	6,012,253
Telecommunication Services — 3.0%
1,059,000	BT Group PLC	4,041,895
1,840,000	Vodafone Group PLC	4,633,598
		8,675,493
Utilities — 1.8%
231,100	SSE PLC	5,378,460
		65,210,920
United States — 1.2%
Energy — 1.2%
51,352	Schlumberger Ltd.	3,558,180
Total Common Stocks (Cost $230,300,710)		273,206,239
Exchange-Traded Funds — 3.5%
212,000	iShares MSCI Malaysia Index Fund	3,207,560
66,900	iShares MSCI South Korea Index Fund	4,238,784
217,691	iShares MSCI Taiwan Index Fund	2,964,951
Total Exchange-Traded Funds (Cost $7,673,000)		10,411,295

Shares		Value +
Cash Equivalents — 3.7%
10,717,674	Huntington U.S. Treasury Money Market Fund, Trust Shares, 0.050% (b) (c)	$10,717,674
Total Cash Equivalents (Cost $10,717,674)		10,717,674
Short-Term Securities Held as Collateral for Securities Lending — 0.5%
1,478,160	Fidelity Institutional Money Market Portfolio, Institutional Class, 0.180% (c)	1,478,160
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $1,478,160)		1,478,160
Total Investments (Cost $250,169,544) — 100.5%		295,813,368
Liabilities in Excess of Other Assets — (0.5)%		(1,347,192)
Net Assets — 100.0%		$294,466,176

(a)	All or a portion of the security was on loan as of December 31, 2012. The total value of securities on loan as of December 31, 2012 was $1,462,448.

(b)	Investment in affiliate.

(c)	Rate disclosed is the seven day yield as of December 31, 2012.

*	Non-income producing security.

+	All securities, except those traded on United States (including ADRs) and Canadian exchanges, Cash Equivalents or Short-Term Securities were fair valued at December 31, 2012.

ADR	— American Depositary Receipt

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Mid Corp America Fund	December 31, 2012

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Information Technology	15.8%
Industrials	15.2%
Health Care	13.5%
Financials	12.4%
Consumer Discretionary	9.0%
Real Estate Investment Trusts	6.6%
Materials	6.4%
Energy	6.1%
Short-Term Securities Held as Collateral for Securities Lending	4.4%
Consumer Staples	4.1%
Utilities	3.6%
Cash[1]	2.5%
Telecommunication Services	0.4%
Total	100.0%
[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2012, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks — 97.4%
Consumer Discretionary — 9.5%
7,120	Advance Auto Parts, Inc.	$515,132
10,930	American Public Education, Inc. (a) *	394,682
25,340	Bob Evans Farms, Inc.	1,018,668
36,500	D.R. Horton, Inc.	721,970
40,260	Iconix Brand Group, Inc. *	898,603
18,210	ITT Educational Services, Inc. (a) *	315,215
25,870	Kohl’s Corp.	1,111,893
43,640	Nordstrom, Inc.	2,334,740
24,650	PetSmart, Inc.	1,684,581
6,710	Ralph Lauren Corp.	1,005,963
31,050	Ross Stores, Inc.	1,681,358
18,000	Vitamin Shoppe, Inc. *	1,032,480
		12,715,285
Consumer Staples — 4.3%
27,380	Church & Dwight Co., Inc.	1,466,747
25,950	Constellation Brands, Inc., Class A *	918,371
45,900	Dr. Pepper Snapple Group, Inc. (a)	2,027,862
35,490	Harris Teeter Supermarkets, Inc.	1,368,494
		5,781,474
Energy — 6.4%
8,500	Baker Hughes, Inc.	347,140
32,320	Helmerich & Payne, Inc.	1,810,243
28,710	Murphy Oil Corp.	1,709,681
16,920	Noble Energy, Inc.	1,721,441

Shares		Value

Common Stocks — (Continued)
Energy — (Continued)
33,810	Oceaneering International, Inc.	$1,818,640
10,584	Superior Energy Services, Inc. *	219,300
11,250	Unit Corp. *	506,813
36,600	Weatherford International Ltd. *	409,554
		8,542,812
Financials — 13.0%
83,750	Brown & Brown, Inc.	2,132,275
27,390	Community Bank System, Inc.	749,390
27,170	Cullen/Frost Bankers, Inc.	1,474,516
50,670	Discover Financial Services	1,953,328
4,310	Everest Re Group Ltd.	473,885
147,440	First Niagara Financial Group, Inc.	1,169,199
21,800	Invesco Ltd.	568,762
9,800	Jones Lang LaSalle, Inc.	822,612
31,600	Montpelier Re Holdings Ltd.	722,376
45,400	Principal Financial Group, Inc.	1,294,808
33,810	Prosperity Bancshares, Inc.	1,420,020
11,120	T. Rowe Price Group, Inc.	724,246
45,885	Torchmark Corp.	2,370,878
75,243	Unum Group	1,566,559
		17,442,854
Health Care — 14.1%
56,750	AmerisourceBergen Corp.	2,450,465
39,930	Cepheid, Inc. (a) *	1,350,033

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Mid Corp America Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
Health Care — (Continued)
14,230	Computer Programs & Systems, Inc.	$716,338
62,020	Life Technologies Corp. *	3,043,942
120,170	Mylan, Inc. *	3,302,272
16,000	Quest Diagnostics, Inc.	932,320
54,330	St. Jude Medical, Inc.	1,963,486
28,496	Thermo Fisher Scientific, Inc.	1,817,475
38,830	Watson Pharmaceutical, Inc. *	3,339,380
		18,915,711
Industrials — 15.8%
10,200	Alliant Techsystems, Inc.	631,992
58,560	Babcock & Wilcox Co./The	1,534,272
22,400	BorgWarner, Inc. *	1,604,288
16,000	Elbit Systems Ltd.	640,800
3,320	Flowserve Corp.	487,376
64,270	Jacobs Engineering Group, Inc. *	2,735,974
53,400	John Bean Technologies Corp.	948,918
59,510	Kennametal, Inc.	2,380,400
23,400	Parker Hannifin Corp.	1,990,404
17,270	Rockwell Automation, Inc.	1,450,507
64,280	Rollins, Inc.	1,416,731
21,000	Ryder System, Inc.	1,048,530
11,490	Stericycle, Inc. *	1,071,672
54,740	Timken Co.	2,618,214
10,000	UniFirst Corp.	733,200
		21,293,278
Information Technology — 16.5%
11,000	Amdocs Ltd.	373,890
19,170	BMC Software, Inc. *	760,282
31,140	Broadcom Corp., Class A	1,034,159
40,580	Citrix Systems, Inc. *	2,668,135
53,400	CTS Corp.	567,642
32,866	Fidelity National Information Services, Inc.	1,144,065
14,100	Fiserv, Inc. *	1,114,323
10,250	FleetCor Technologies, Inc. *	549,913
71,510	FLIR Systems, Inc.	1,595,388
33,000	Harris Corp.	1,615,680
27,560	j2 Global, Inc. (a)	842,785
25,700	Molex, Inc.	702,381
30,800	NCR Corp. *	784,784
17,900	NetApp, Inc. *	600,545
49,600	NVIDIA Corp.	609,584
25,800	Progress Software Corp. *	541,542
26,800	Seagate Technology PLC (a)	816,864
53,600	Synopsys, Inc. *	1,706,624
20,600	Syntel, Inc.	1,103,954
50,280	Teradata Corp. *	3,111,829
		22,244,369
Materials — 6.7%
33,910	Albemarle Corp.	2,106,489
12,000	Ball Corp.	537,000
18,170	Cia de Minas Buenaventura SA (a)	653,212
54,000	FMC Corp.	3,160,080
12,280	PPG Industries, Inc.	1,662,098

Shares		Value

Common Stocks — (Continued)
Materials — (Continued)
9,500	Silver Wheaton Corp.	$342,760
20,000	Sonoco Products Co.	594,600
		9,056,239
Real Estate Investment Trusts — 6.9%
26,810	EPR Properties (a)	1,236,209
22,470	Highwoods Properties, Inc.	751,622
12,200	Home Properties, Inc.	747,982
12,210	Liberty Property Trust	436,752
21,510	Mack-Cali Realty Corp.	561,626
104,800	Medical Properties Trust, Inc.	1,253,408
13,360	Mid-America Apartment Communities, Inc.	865,060
16,690	PS Business Parks, Inc.	1,084,516
22,800	Rayonier, Inc.	1,181,724
18,260	Sovran Self Storage, Inc.	1,133,946
		9,252,845
Telecommunication Services — 0.4%
9,000	TELUS Corp.	586,260
Utilities — 3.8%
33,370	Alliant Energy Corp.	1,465,277
63,980	CMS Energy Corp.	1,559,832
6,980	DTE Energy Co.	419,149
33,700	Portland General Electric Co.	922,032
26,130	Xcel Energy, Inc.	697,932
		5,064,222
Total Common Stocks (Cost $86,769,852)		130,895,349
Cash Equivalents — 2.6%
3,531,522	Huntington U.S. Treasury Money Market Fund, Trust Shares, 0.050% (b) (c)	3,531,522
Total Cash Equivalents (Cost $3,531,522)		3,531,522
Short-Term Securities Held as Collateral for Securities Lending — 4.6%
6,116,911	Fidelity Institutional Money Market Portfolio, Institutional Class, 0.180% (c)	6,116,911
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $6,116,911)		6,116,911
Total Investments (Cost $96,418,285) — 104.6%		140,543,782
Liabilities in Excess of Other Assets — (4.6)%		(6,167,822)
Net Assets — 100.0%		$134,375,960
(a)	All or a portion of the security was on loan as of December 31, 2012. The total value of securities on loan as of December 31, 2012 was $6,074,742.

(b)	Investment in affiliate.

(c)	Rate disclosed is the seven day yield as of December 31, 2012.

*	Non-income producing security.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Real Strategies Fund	December 31, 2012

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Energy	23.9%
Materials	17.9%
Short-Term Securities Held as Collateral for Securities Lending	17.3%
Industrials	12.4%
Real Estate Investment Trusts	7.7%
Exchange-Traded Funds	6.0%
Cash[1]	4.5%
Real Estate Investments	3.9%
Consumer Staples	3.6%
Closed-End Funds	2.6%
Warrants	0.2%
Options Purchased	0.0%
Total	100.0%
[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2012, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks — 79.1%
Consumer Staples — 4.3%
32,980	Bunge Ltd.	$2,397,316
87,890	Smithfield Foods, Inc. *	1,895,787
		4,293,103
Energy — 28.9%
193,500	Adaro Energy Tbk PT ADR (a)	1,606,050
61,900	Cameco Corp. (a)	1,220,668
60,500	Canadian Natural Resources Ltd.	1,746,635
91,000	Canadian Oil Sands Ltd. (a)	1,850,940
80,000	Cheniere Energy, Inc. *	1,502,400
101,110	Chesapeake Energy Corp. (a)	1,680,448
45,100	Enterprise Products Partners LP	2,258,608
36,636	Kinder Morgan, Inc.	1,294,350
51,800	Linn Energy LLC	1,825,432
29,100	National Oilwell Varco, Inc.	1,988,985
76,700	Natural Resource Partners LP (a)	1,422,018
41,100	Sasol Ltd. ADR	1,779,219
64,900	Spectra Energy Corp.	1,776,962
78,046	Statoil ASA ADR (a)	1,954,272
43,200	Tenaris SA ADR (a)	1,810,944
28,600	Transocean Ltd.	1,276,990
558,200	Uranium Energy Corp. (a) *	1,428,992
		28,423,913
Industrials — 15.0%
45,100	AGCO Corp. *	2,215,312
22,200	Caterpillar, Inc.	1,988,676

Shares		Value

Common Stocks — (Continued)
Industrials — (Continued)
58,000	Chicago Bridge & Iron Co. NV	$2,688,300
34,050	Deere & Co.	2,942,601
28,200	Lindsay Corp.	2,259,384
19,400	Valmont Industries, Inc.	2,649,070
		14,743,343
Materials — 21.6%
20,970	Agrium, Inc. (a)	2,095,113
59,700	AngloGold Ashanti Ltd. ADR	1,872,789
46,700	Barrick Gold Corp.	1,634,967
14,800	BHP Billiton Ltd. ADR	1,160,912
38,700	Cliffs Natural Resources, Inc. (a)	1,492,272
52,700	Molycorp, Inc. (a) *	497,488
33,360	Potash Corporation of Saskatchewan, Inc.	1,357,418
13,800	Praxair, Inc.	1,510,410
33,450	Rio Tinto PLC ADR (a)	1,943,110
107,000	Stillwater Mining Co. *	1,367,460
22,000	Syngenta AG ADR	1,777,600
8,200	Terra Nitrogen Co. LP (a)	1,755,538
57,200	Vale SA ADR	1,198,912
32,000	Yara International ASA ADR	1,591,680
		21,255,669
Real Estate Investment Trusts — 9.3%
13,381	AvalonBay Communities, Inc.	1,814,330
131,200	Duke Realty Corp.	1,819,744

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Real Strategies Fund	(Continued)

Shares or Contracts		Value

Common Stocks — (Continued)
Real Estate Investment Trusts — (Continued)
59,820	Rayonier, Inc.	$3,100,471
87,750	Weyerhaeuser Co.	2,441,205
		9,175,750
Total Common Stocks (Cost $76,232,121)		77,891,778
Exchange-Traded Funds — 7.3%
77,910	iShares Silver Trust *	2,286,658
84,200	Market Vectors Junior Gold Miners Fund ETF	1,667,160
36,300	Market Vectors Oil Services ETF (a)	1,404,084
63,500	PowerShares DB Agriculture Fund *	1,774,825
Total Exchange-Traded Funds (Cost $9,401,483)		7,132,727
Real Estate Investments (b) (c) (d) — 4.7%
	Discount Retail Portfolio II DST (e)	884,472
	Grocery & Pharmacy DST	919,418
	New York Power DST (e)	862,254
	Scotts Gahanna LLC (e)	1,143,804
	Winston-Salem DST	859,037
Total Real Estate Investments (Cost $5,144,000)		4,668,985
Closed-End Fund — 3.1%
145,891	Central Fund of Canada Ltd., Class A (a)	3,068,088
Total Closed-End Fund (Cost $2,159,636)		3,068,088
Warrants — 0.2%
56,000	Kinder Morgan, Inc., Expires 5/25/2017	211,680
Total Warrants (Cost $70,868)		211,680
Options Purchased — 0.1%
100	Market Vectors Gold Miners ETF, Call @ $42, Expiring January 2013	45,000
Total Options Purchased (Cost $54,300)		45,000

Shares		Value

Cash Equivalents — 5.5%
5,395,632	Huntington U.S. Treasury Money Market Fund, Trust Shares, 0.050% (e) (f)	$5,395,632
Total Cash Equivalents (Cost $5,395,632)		5,395,632
Short-Term Securities Held as Collateral for Securities Lending — 20.8%
20,507,976	Fidelity Institutional Money Market Portfolio, Institutional Class, 0.180% (f)	20,507,976
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $20,507,976)		20,507,976
Total Investments (Cost $118,966,016) — 120.8%		118,921,866
Liabilities in Excess of Other Assets — (20.8)%		(20,457,020)
Net Assets — 100.0%		$98,464,846
(a)	All or a portion of the security was on loan as of December 31, 2012. The total value of securities on loan as of December 31, 2012 was $20,583,002.

(b)	Illiquid security.

(c)	Security is currently being valued according to the fair value procedures approved by the Pricing Committee.

(d)	Investments do not offer shares. Fair value represents direct ownership of Real Estate.

(e)	Investment in affiliate.

(f)	Rate disclosed is the seven day yield as of December 31, 2012.

*	Non-income producing security.

ADR — American Depositary Receipt

DST — Delaware Statutory Trust

ETF — Exchange-Traded Fund

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Rotating Markets Fund	December 31, 2012

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Information Technology	59.7%
Consumer Discretionary	15.4%
Health Care	11.3%
Short-Term Securities Held as Collateral for Securities Lending	4.3%
Cash[1]	3.3%
Consumer Staples	2.4%
Industrials	1.8%
Telecommunication Services	0.7%
Exchange-Traded Funds	0.6%
Materials	0.5%
Total	100.0%
[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2012, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks — 95.9%
Consumer Discretionary — 16.1%
6,201	Amazon.com, Inc. *	$1,557,319
1,736	Apollo Group, Inc., Class A *	36,317
3,274	Bed Bath & Beyond, Inc. *	183,049
27,874	Comcast Corp., Class A	1,041,930
9,304	DIRECTV, Class A *	466,689
3,168	Dollar Tree, Inc. *	128,494
1,645	Expedia, Inc.	101,085
841	Fossil, Inc. *	78,297
2,613	Garmin Ltd. (a)	106,663
7,579	Liberty Interactive, Inc. *	149,155
366	Liberty Ventures Group, Series A *	24,800
4,496	Mattel, Inc.	164,643
711	Netflix, Inc. (a) *	65,967
22,813	News Corp., Class A	582,644
1,705	O’Reilly Automotive, Inc. *	152,461
652	Priceline.com, Inc. *	405,022
3,064	Ross Stores, Inc.	165,916
571	Sears Canada, Inc. (a) *	5,793
1,386	Sears Holdings Corp. (a) *	57,325
49,127	Sirius XM Radio, Inc. *	141,977
9,360	Staples, Inc.	106,704
9,736	Starbucks Corp.	522,044
4,041	Virgin Media, Inc.	148,507
1,379	Wynn Resorts Ltd.	155,124
		6,547,925
Consumer Staples — 2.5%
5,752	Costco Wholesale Corp.	568,125
2,478	Green Mountain Coffee Roasters, Inc. (a) *	102,490

Shares		Value

Common Stocks — (Continued)
Consumer Staples — (Continued)
2,287	Monster Beverage Corp. *	$120,937
2,426	Whole Foods Market, Inc.	221,567
		1,013,119
Health Care — 11.8%
2,505	Alexion Pharmaceuticals, Inc. *	234,994
11,727	Amgen, Inc.	1,012,275
3,244	Biogen Idec, Inc. *	475,797
5,882	Celgene Corp. *	463,031
2,273	Cerner Corp. *	176,476
1,876	DENTSPLY International, Inc.	74,308
6,389	Express Scripts Holding Co. *	345,006
10,179	Gilead Sciences, Inc. *	747,647
1,211	Henry Schein, Inc. *	97,437
499	Intuitive Surgical, Inc. *	244,695
2,408	Life Technologies Corp. *	118,185
5,635	Mylan, Inc. *	154,850
1,263	Perrigo Co.	131,390
9,359	Teva Pharmaceutical Industries Ltd. ADR	349,465
2,795	Vertex Pharmaceuticals, Inc. *	117,222
3,447	Warner Chilcott PLC, Class A	41,502
		4,784,280
Industrials — 1.9%
2,159	CH Robinson Worldwide, Inc.	136,492
2,817	Expeditors International of Washington, Inc.	111,412
3,969	Fastenal Co.	185,313

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Rotating Markets Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
Industrials — (Continued)
4,734	PACCAR, Inc.	$214,024
1,140	Stericycle, Inc. *	106,328
		753,569
Information Technology — 62.3%
15,469	Activision Blizzard, Inc.	164,281
6,452	Adobe Systems, Inc. *	243,111
2,380	Akamai Technologies, Inc. *	97,366
4,246	Altera Corp.	146,232
12,377	Apple, Inc.	6,597,312
17,416	Applied Materials, Inc.	199,239
3,014	Autodesk, Inc. *	106,545
6,494	Automatic Data Processing, Inc.	370,223
3,257	Avago Technologies Ltd.	103,117
3,581	Baidu, Inc. ADR *	359,138
2,282	BMC Software, Inc. *	90,504
6,410	Broadcom Corp., Class A	212,876
6,537	CA, Inc.	143,683
2,786	Check Point Software Technologies Ltd. *	132,725
71,710	Cisco Systems, Inc.	1,409,101
2,485	Citrix Systems, Inc. *	163,389
4,075	Cognizant Technology Solutions Corp., Class A *	301,754
24,522	Dell, Inc.	248,408
17,126	eBay, Inc. *	873,768
1,069	F5 Networks, Inc. *	103,853
1,116	First Solar, Inc. (a) *	34,462
1,873	Fiserv, Inc. *	148,023
9,415	Flextronics International Ltd. *	58,467
3,456	Google, Inc., Class A *	2,451,583
67,767	Intel Corp. (a)	1,398,033
3,944	Intuit, Inc.	234,668
2,144	KLA-Tencor Corp.	102,397
1,568	Lam Research Corp. *	56,652
3,046	Linear Technology Corp.	104,478
8,199	Marvell Technology Group Ltd.	59,525
3,915	Maxim Integrated Products, Inc.	115,101
2,559	Microchip Technology, Inc.	83,398
13,005	Micron Technology, Inc. *	82,582
112,908	Microsoft Corp.	3,018,031
4,805	NetApp, Inc. *	161,208
4,082	Nuance Communications, Inc. *	91,110
8,237	NVIDIA Corp.	101,233
67,580	Oracle Corp.	2,251,766
4,819	Paychex, Inc.	150,064
22,331	QUALCOMM, Inc.	1,384,969

Shares		Value

Common Stocks — (Continued)
Information Technology — (Continued)
6,806	Research In Motion Ltd. *	$80,855
3,151	SanDisk Corp. *	137,257
6,151	Seagate Technology PLC (a)	187,482
9,814	Symantec Corp. *	184,601
2,086	VeriSign, Inc. *	80,978
3,499	Xilinx, Inc.	125,614
16,594	Yahoo!, Inc. *	330,221
		25,281,383
Materials — 0.5%
792	Randgold Resources Ltd. ADR	78,606
1,609	Sigma-Aldrich Corp.	118,390
		196,996
Telecommunication Services — 0.8%
12,499	Vodafone Group PLC ADR	314,850
Total Common Stocks (Cost $39,006,419)		38,892,122
Exchange-Traded Funds — 0.7%
3,924	Powershares QQQ Trust, Series 1	255,492
Total Exchange-Traded Funds (Cost $260,492)		255,492
Cash Equivalents — 3.4%
1,385,688	Huntington U.S. Treasury Money Market Fund, Trust Shares, 0.050% (b) (c)	1,385,688
Total Cash Equivalents (Cost $1,385,688)		1,385,688
Short-Term Securities Held as Collateral for Securities Lending — 4.5%
1,839,691	Fidelity Institutional Money Market Portfolio, Institutional Class, 0.180% (c)	1,839,691
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $1,839,691)		1,839,691
Total Investments (Cost $42,492,290) — 104.5%		42,372,993
Liabilities in Excess of Other Assets — (4.5)%		(1,820,527)
Net Assets — 100.0%		$40,552,466
(a)	All or a portion of the security was on loan as of December 31, 2012. The total value of securities on loan as of December 31, 2012 was $1,840,533.

(b)	Investment in affiliate.

(c)	Rate disclosed is the seven day yield as of December 31, 2012.

*	Non-income producing security.

ADR	— American Depositary Receipt

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Situs Fund	December 31, 2012

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Information Technology	19.3%
Industrials	15.6%
Health Care	11.0%
Consumer Discretionary	10.7%
Short-Term Securities Held as Collateral for Securities Lending	10.5%
Materials	9.5%
Financials	9.4%
Energy	4.9%
Consumer Staples	3.0%
Real Estate Investment Trusts	2.2%
Utilities	1.6%
Cash[1]	1.4%
Exchange-Traded Funds	0.4%
Closed-End Funds	0.3%
Telecommunication Services	0.2%
Total	100.0%
[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2012, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value +

Common Stocks — 98.0%
Bermuda — 2.2%
Financials — 2.2%
110,000	Arch Capital Group Ltd. *	$4,842,200
Brazil — 0.8%
Consumer Staples — 0.8%
38,200	Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR (a)	1,695,698
Canada — 0.0%
Energy — 0.0%
35,000	Denison Mines Corp. (a) *	43,750
Chile — 0.6%
Materials — 0.6%
24,000	Sociedad Quimica y Minera de Chile SA ADR	1,383,360
Denmark — 0.7%
Health Care — 0.7%
52,500	Novozymes A/S, Class B	1,489,921
Germany — 0.5%
Health Care — 0.5%
35,500	Stada Arzneimittel AG	1,148,506

Shares		Value +

Common Stocks — (Continued)
Hong Kong — 0.6%
Consumer Discretionary — 0.6%
162,500	Television Broadcasts Ltd.	$1,221,893
Japan — 1.3%
Consumer Discretionary — 0.5%
31,400	Honda Motor Co. Ltd. ADR	1,159,916
Consumer Staples — 0.2%
38,300	Shiseido Co. Ltd.	539,936
Financials — 0.2%
70	Japan Prime Realty Investment Corp.	202,058
20	Japan Real Estate Investment Corp.	196,793
		398,851
Health Care — 0.4%
20,600	Terumo Corp.	816,987
		2,915,690
Mexico — 0.2%
Consumer Discretionary — 0.2%
27,400	Desarrolladora Homex S.A.B. de C.V. ADR (a) *	341,952

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Situs Fund	(Continued)

Shares		Value +

Common Stocks — (Continued)
Sweden — 0.3%
Consumer Discretionary — 0.3%
116,800	Haldex AB	$604,686
Switzerland — 0.9%
Consumer Discretionary — 0.9%
50,000	Garmin Ltd. (a)	2,041,000
United Kingdom — 0.9%
Consumer Staples — 0.5%
16,000	Reckitt Benckiser Group PLC	1,016,074
Industrials — 0.4%
116,800	Concentric AB	1,008,033
		2,024,107
United States — 89.0%
Consumer Discretionary — 9.6%
186,100	Cabela’s, Inc., Class A *	7,769,675
13,500	Columbia Sportswear Co. (a)	720,360
7,050	Fossil, Inc. *	656,355
45,000	Papa John’s International, Inc. *	2,472,300
23,850	Rent-A-Center, Inc.	819,486
100,000	Sturm Ruger & Co., Inc. (a)	4,540,000
1,200	Tempur-Pedic International, Inc. *	37,788
5,000	Tractor Supply Co.	441,800
97,000	Urban Outfitters, Inc. *	3,817,920
		21,275,684
Consumer Staples — 1.9%
22,000	Darling International, Inc. *	352,880
90,000	Fresh Del Monte Produce, Inc.	2,371,500
30,000	Sanderson Farms, Inc.	1,426,500
		4,150,880
Energy — 5.5%
20,000	Alliance Resource Partners LP (a)	1,161,400
10,000	Atwood Oceanics, Inc. *	457,900
53,000	CARBO Ceramics, Inc. (a)	4,152,020
100,000	Denbury Resources, Inc. *	1,620,000
13,000	Dril-Quip, Inc. *	949,650
111,708	Halcon Resources Corp. (a) *	773,019
30,000	Lufkin Industries, Inc. (a)	1,743,900
15,000	Oceaneering International, Inc.	806,850
7,000	SM Energy Co.	365,470
6,000	Swift Energy Co. *	92,340
		12,122,549
Financials — 8.1%
89,300	Cullen/Frost Bankers, Inc.	4,846,311
20,000	Evercore Partners, Inc. (a)	603,800
30,000	EZCORP, Inc., Class A *	595,800
110,000	International Bancshares Corp.	1,985,500
165,000	Raymond James Financial, Inc.	6,357,450
75,383	SCBT Financial Corp.	3,028,889
13,800	WSFS Financial Corp.	583,050
		18,000,800

Shares		Value +

Common Stocks — (Continued)
United States — (Continued)
Health Care — 10.8%
29,000	AmSurg Corp. *	$870,290
40,000	Arena Pharmaceuticals, Inc. (a) *	360,800
15,000	Bio-Rad Laboratories, Inc., Class A *	1,575,750
73,000	Cerner Corp. *	5,667,720
20,000	Codexis, Inc. (a) *	44,200
50,000	Edwards LifeSciences Corp. (b) *	4,508,500
10,000	Healthways, Inc. *	107,000
30,000	Merit Medical Systems, Inc. *	417,000
80,000	Myriad Genetics, Inc. *	2,180,000
75,000	Osiris Therapeutics, Inc. (a) *	673,500
21,000	PSS World Medical, Inc. *	606,480
80,000	Watson Pharmaceutical, Inc. *	6,880,000
		23,891,240
Industrials — 17.1%
50,000	BE Aerospace, Inc. *	2,470,000
105,000	EnPro Industries, Inc. *	4,294,500
50,000	Flowserve Corp.	7,340,000
100,000	Harsco Corp.	2,350,000
20,000	Lindsay Corp.	1,602,400
10,000	Mine Safety Appliances Co.	427,100
120,000	Quanta Services, Inc. *	3,274,800
40,000	Ryder System, Inc.	1,997,200
50,000	Taser International, Inc. *	447,000
195,000	Trinity Industries, Inc.	6,984,900
70,000	Universal Forest Products, Inc. (a)	2,662,800
85,000	Watts Water Technologies, Inc., Class A	3,654,150
12,750	Werner Enterprises, Inc.	276,293
		37,781,143
Information Technology — 21.6%
15,000	3D Systems Corp. *	800,250
66,900	ACI Worldwide, Inc. *	2,922,861
70,000	Anixter International, Inc. *	4,478,600
50,000	Cardtronics, Inc. *	1,187,000
80,000	Diodes, Inc. *	1,388,000
50,000	Exlservice Holdings, Inc. *	1,325,000
177,000	Geospace Technologies Corp. *	15,729,990
215,000	Jabil Circuit, Inc.	4,147,350
80,600	Methode Electronics, Inc.	808,418
100,000	Red Hat, Inc. *	5,296,000
45,000	ScanSource, Inc. *	1,429,650
115,000	Trimble Navigation Ltd. *	6,874,700
20,000	TriQuint Semiconductor, Inc. *	96,800
29,000	Tyler Technologies, Inc. *	1,404,760
		47,889,379
Materials — 10.0%
5,000	Albemarle Corp.	310,600
48,000	Buckeye Technologies, Inc.	1,378,080
53,400	Eagle Materials, Inc.	3,123,900
29,200	Eastman Chemical Co.	1,987,060
10,000	Owens-Illinois, Inc. *	212,700
65,000	Quaker Chemical Corp.	3,500,900
40,000	Scotts Miracle-Gro Co., Class A (a)	1,762,000
30,000	Sensient Technologies Corp.	1,066,800

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Situs Fund	(Continued)

Shares		Value +

Common Stocks — (Continued)
United States — (Continued)
Materials — (Continued)
17,000	Terra Nitrogen Co. LP (a)	$3,639,530
55,000	Texas Industries, Inc. (a) *	2,805,550
50,000	United States Lime & Minerals, Inc.*	2,356,000
		22,143,120
Real Estate Investment Trusts — 2.4%
31,500	Camden Property Trust	2,148,615
90,000	Equity One, Inc. (a)	1,890,900
50,000	Weingarten Realty Investors	1,338,500
		5,378,015
Telecommunication Services — 0.2%
39,000	General Communication, Inc., Class A *	374,010
Utilities — 1.8%
15,000	AGL Resources, Inc.	599,550
39,900	Hawaiian Electric Industries, Inc.	1,003,086
13,100	Northwest Natural Gas Co.	579,020
60,000	Portland General Electric Co.	1,641,600
5,500	UGI Corp.	179,905
		4,003,161
		197,009,981
Total Common Stocks (Cost $132,797,830)		216,762,744
Exchange-Traded Funds — 0.4%
25,000	iShares FTSE China 25 Index Fund	1,012,000
Total Exchange-Traded Funds (Cost $623,750)		1,012,000
Closed-End Fund — 0.3%
30,000	Central Fund of Canada Ltd., Class A (a)	630,900
Total Closed-End Fund (Cost $419,116)		630,900

Shares		Value +

Cash Equivalents — 1.6%
3,588,928	Huntington U.S. Treasury Money Market Fund, Trust Shares, 0.050% (c) (d)	$3,588,928
Total Cash Equivalents (Cost $3,588,928)		3,588,928
Short-Term Securities Held as Collateral for Securities Lending — 11.8%
25,978,626	Fidelity Institutional Money Market Portfolio, Institutional Class, 0.180% (d)	25,978,626
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $25,978,626)		25,978,626
Total Investments (Cost $163,408,250) — 112.1%		247,973,198
Liabilities in Excess of Other Assets — (12.1)%		(26,731,376)
Net Assets — 100.0%		$221,241,822
(a)	All or a portion of the security was on loan as of December 31, 2012. The total value of securities on loan as of December 31, 2012 was $25,938,935.

(b)	All or a portion of the security is held as collateral for written call options.

(c)	Investment in affiliate.

(d)	Rate disclosed is the seven day yield as of December 31, 2012.

*	Non-income producing security.

+	All securities, except those traded on United States (including ADRs) and Canadian exchanges, Cash Equivalents or Short-Term Securities were fair valued at December 31, 2012.

ADR — American Depositary Receipt

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Fixed Income Securities Fund	December 31, 2012

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Corporate Bonds	73.5%
U.S. Treasury Obligations	12.7%
U.S. Government Agencies	9.9%
Cash[1]	1.7%
Preferred Stocks	1.2%
U.S. Government Mortgage Backed Securities	1.0%
Total	100.0%
[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2012, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Principal Amount		Value

Corporate Bonds — 72.7%
Consumer Discretionary — 5.2%
$5,000,000	AutoZone, Inc., 5.750%, 1/15/15	$5,471,415
2,000,000	Comcast Corp., 6.500%, 1/15/17	2,412,086
2,000,000	Mattel, Inc., 6.200%, 10/1/40	2,457,202
4,000,000	Time Warner, Inc., 3.150%, 7/15/15	4,229,980
1,500,000	Walt Disney Co./The, Series B, MTN, 6.200%, 6/20/14	1,627,527
		16,198,210
Consumer Staples — 3.5%
3,000,000	Kellogg Co., 4.250%, 3/6/13	3,019,896
2,000,000	Kraft Foods, Inc., 6.000%, 2/11/13	2,010,948
2,000,000	Kroger Co./The, 7.500%, 1/15/14	2,139,320
2,775,000	Wal-Mart Stores, Inc., 6.200%, 4/15/38	3,770,809
		10,940,973
Energy — 6.1%
1,290,000	Apache Corp., 6.900%, 9/15/18	1,645,167
5,000,000	Enterprise Products Operating LLC, Series L, 6.300%, 9/15/17	6,048,155
2,005,000	EQT Corp., 8.125%, 6/1/19	2,481,843
2,000,000	Halliburton Co., 6.150%, 9/15/19	2,518,534
2,335,000	Marathon Oil Corp., 6.000%, 10/1/17	2,806,563
1,000,000	Transocean, Inc., 7.375%, 4/15/18	1,189,826
2,000,000	Williams Partners LP, 5.250%, 3/15/20	2,303,904
		18,993,992
Financials — 22.7%
2,700,000	American Express Co., 4.050%, 12/3/42 (a) (b)	2,712,123
2,000,000	American Express Credit Co., Series C, 7.300%, 8/20/13	2,085,916
5,000,000	Bank of Montreal, MTN, 2.500%, 1/11/17 (a) (b)	5,241,185

Principal Amount		Value

Corporate Bonds — (Continued)
Financials — (Continued)
$5,000,000	Bank of Nova Scotia, 1.950%, 1/30/17 (a) (b)	$5,208,000
2,000,000	Barrick International Bank Corp., 5.750%, 10/15/16 (a) (b)	2,294,262
3,000,000	BlackRock, Inc., 6.250%, 9/15/17	3,666,264
5,000,000	Canadian Imperial Bank of Commerce, 2.600%, 7/2/15 (a) (b)	5,254,000
3,000,000	CME Group, Inc., 3.000%, 9/15/22	3,043,935
3,000,000	Fifth Third Bancorp, 3.625%, 1/25/16	3,205,275
3,700,000	General Electric Capital Corp., Series A, GMTN, 6.900%, 9/15/15	4,247,781
1,000,000	Goldman Sachs Group, Inc./The, 5.250%, 10/15/13	1,035,012
3,000,000	JPMorgan Chase & Co., 4.000%, 2/25/21 (c)	3,008,079
1,000,000	Lincoln National Corp., 4.750%, 2/15/14	1,041,974
4,000,000	Manulife Financial Corp., 3.400%, 9/17/15	4,206,048
1,000,000	MetLife, Inc., 5.000%, 11/24/13	1,040,651
1,000,000	Morgan Stanley, 6.750%, 10/15/13	1,044,630
2,000,000	Morgan Stanley, MTN, 5.000%, 5/17/23 (c)	1,850,000
3,400,000	National City Bank, 5.250%, 12/15/16	3,863,937
1,915,000	Northern Trust Co., 6.500%, 8/15/18	2,371,076
2,050,000	RenaissanceRe Holdings Ltd., 5.875%, 2/15/13	2,060,916
5,000,000	Royal Bank of Canada, 3.125%, 4/14/15 (a) (b)	5,289,000
3,000,000	Toronto-Dominion Bank, 2.200%, 7/29/15 (a) (b)	3,126,000
3,395,000	Wachovia Corp., 5.625%, 10/15/16	3,892,466
		70,788,530

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Fixed Income Securities Fund	(Continued)

Principal Amount		Value

Corporate Bonds — (Continued)
Health Care — 6.7%
$2,000,000	AstraZeneca PLC, 5.900%, 9/15/17	$2,430,050
2,054,000	Celgene Corp., 2.450%, 10/15/15	2,131,452
2,500,000	Covidien International Finance SA, 1.875%, 6/15/13	2,516,900
1,000,000	Covidien International Finance SA, 2.800%, 6/15/15	1,045,911
2,000,000	Gilead Sciences, Inc., 4.500%, 4/1/21	2,285,708
3,705,000	Laboratory Corp. of America Holdings, 4.625%, 11/15/20	4,125,077
1,000,000	Pfizer, Inc., 5.350%, 3/15/15	1,101,306
5,000,000	Thermo Fisher Scientific, Inc., 3.250%, 11/20/14	5,228,065
		20,864,469
Industrials — 2.8%
1,368,000	CSX Transportation, Inc., 9.750%, 6/15/20	1,932,554
1,665,000	Emerson Electric Co., 5.125%, 12/1/16	1,916,287
2,000,000	Union Pacific Corp., 5.650%, 5/1/17	2,346,858
2,000,000	United Technologies Corp., 6.125%, 2/1/19	2,492,454
		8,688,153
Information Technology — 6.5%
2,000,000	CA, Inc., 6.125%, 12/1/14	2,179,510
4,000,000	eBay, Inc., 4.000%, 7/15/42	3,895,696
2,000,000	Hewlett-Packard Co., 5.500%, 3/1/18	2,163,132
2,000,000	Intel Corp., 4.000%, 12/15/32	1,987,978
3,000,000	International Business Machines Corp., 7.625%, 10/15/18	4,007,076
3,000,000	Oracle Corp., 6.125%, 7/8/39	4,003,755
2,000,000	Oracle Corp., 5.250%, 1/15/16	2,263,220
		20,500,367
Materials — 3.8%
5,000,000	Albemarle Corp., 5.100%, 2/1/15	5,372,045
3,000,000	Freeport-McMoRan Copper & Gold, Inc., 3.550%, 3/1/22	2,975,328
3,300,000	Potash Corporation of Saskatchewan, Inc., 5.250%, 5/15/14	3,503,795
		11,851,168
Real Estate Investment Trusts — 5.0%
5,000,000	ERP Operating LP, 5.200%, 4/1/13	5,052,280
2,640,000	Health Care REIT, Inc., 4.950%, 1/15/21	2,887,452
1,000,000	Kimco Realty Corp., 4.820%, 6/1/14	1,051,812
2,000,000	Plum Creek Timberlands PLC, 4.700%, 3/15/21	2,223,014
2,000,000	Senior Housing Properties Trust, 4.300%, 1/15/16	2,073,538
2,000,000	Simon Property Group LP, 5.650%, 2/1/20	2,400,030
		15,688,126

Principal Amount		Value

Corporate Bonds — (Continued)
Telecommunication Services — 2.1%
$2,000,000	AT&T, Inc., 5.600%, 5/15/18	$2,412,550
2,000,000	Verizon Wireless, 7.375%, 11/15/13	2,113,934
2,000,000	Vodafone Group PLC, 5.000%, 12/16/13	2,085,474
		6,611,958
Utilities — 8.3%
1,000,000	Consolidated Edison Co. of New York, Inc., Series 03-B, 3.850%, 6/15/13	1,014,316
2,000,000	Constellation Energy Group, Inc., 4.550%, 6/15/15	2,158,698
3,000,000	Dominion Resources, Inc., Series 07-A, 6.000%, 11/30/17	3,618,156
4,000,000	Duke Energy Corp., 6.300%, 2/1/14	4,237,784
3,000,000	Georgia Power Co., Series 10-C, 4.750%, 9/1/40	3,281,784
1,800,000	Gulf Power Co., Series K, 4.900%, 10/1/14	1,881,058
2,310,000	Metropolitan Edison, 4.875%, 4/1/14	2,420,365
3,000,000	PSEG Power LLC, 2.500%, 4/15/13	3,017,313
4,000,000	Questar Corp., 2.750%, 2/1/16	4,197,188
		25,826,662
Total Corporate Bonds (Cost $214,342,279)		226,952,608
U.S. Treasury Obligations — 12.6%
U.S. Treasury Bonds — 10.0%
1,500,000	9.125%, 5/15/18	2,159,062
2,000,000	8.750%, 8/15/20	3,096,250
6,000,000	7.125%, 2/15/23	9,046,872
4,000,000	7.625%, 2/15/25	6,450,000
4,000,000	6.750%, 8/15/26	6,180,000
3,000,000	5.250%, 11/15/28	4,144,686
		31,076,870
U.S. Treasury Notes — 2.6%
4,000,000	0.875%, 4/30/17	4,049,064
4,000,000	3.000%, 5/15/42	4,075,000
		8,124,064
Total U.S. Treasury Obligations (Cost $33,125,887)		39,200,934
U.S. Government Agencies — 9.8%
Federal Farm Credit Bank — 0.7%
2,000,000	4.710%, 3/6/15	2,190,166
Federal Home Loan Bank — 5.0%
3,000,000	5.375%, 6/14/13	3,070,725
1,380,000	5.000%, 7/16/13 (d)	1,415,245
5,000,000	4.750%, 9/11/15	5,584,640
5,000,000	3.500%, 12/9/16	5,539,880
		15,610,490
Federal Home Loan Mortgage Corporation — 3.0%
5,000,000	5.000%, 1/30/14	5,258,730
4,000,000	0.500%, 10/9/15	4,006,208
		9,264,938

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Fixed Income Securities Fund	(Continued)

Principal Amount or Shares		Value

U.S. Government Agencies — (Continued)
Federal National Mortgage Association — 1.1%
$3,000,000	4.065%, 2/15/18	$3,479,898
Total U.S. Government Agencies (Cost $28,804,860)		30,545,492
Preferred Stocks — 1.2%
Financials — 0.7%
20,000	American Financial Group, Inc., 7.000%	536,600
10,000	Credit Suisse Guernsey, 7.900%	253,600
20,000	M&T Capital Trust IV, 8.500%	507,000
20,000	Raymond James Financial, Inc., 6.900%	545,400
20,000	Wells Fargo Capital Trust XII, 7.875%	506,600
		2,349,200
Real Estate Investment Trusts — 0.2%
20,000	Vornado Realty LP, 7.875%	541,600
Utilities — 0.3%
30,000	NextEra Energy Capital Holdings, Inc., Series F, 8.750%	801,300
Total Preferred Stocks (Cost $3,766,910)		3,692,100
U.S. Government Mortgage Backed Agencies — 1.0%
Federal Home Loan Mortgage Corporation — 0.4%
$554,252	Pool # J05518, 5.500%, 9/1/22	591,936
582,573	Pool # J08160, 5.000%, 12/1/22	625,686
		1,217,622
Federal National Mortgage Association — 0.0%
20,418	Pool # 599630, 6.500%, 8/1/16	21,845
97,743	Pool # 254403, 6.000%, 8/1/17	105,131
		126,976

Principal Amount or Shares		Value

U.S. Government Mortgage Backed Agencies —(Continued)
Government National Mortgage Association — 0.6%
$885,943	Pool # 683937, 6.000%, 2/15/23	$977,237
695,258	Pool # 689593, 6.000%, 7/15/23	766,117
71,049	Pool # 345128, 6.500%, 1/15/24	80,803
25,038	Pool # 372962, 7.000%, 3/15/24	29,386
13,333	Pool # 373015, 8.000%, 6/15/24	13,556
		1,867,099
Total U.S. Government Mortgage Backed Agencies (Cost $3,002,369)		3,211,697
Cash Equivalents — 1.7%
5,299,225	Huntington U.S. Treasury Money Market Fund, Trust Shares 0.050% (e) (f)	5,299,225
Total Cash Equivalents (Cost $5,299,225)		5,299,225
Total Investments (Cost $288,341,530) — 99.0%		308,902,056
Other Assets in Excess of Liabilities — 1.0%		3,044,307
Net Assets — 100.0%		$311,946,363
(a)	Illiquid security.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2012.

(d)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at December 31, 2012.

(e)	Investment in affiliate.

(f)	Rate disclosed is the seven day yield as of December 31, 2012.

GMTN — Global Medium Term Note

MTN — Medium Term Note

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Intermediate Government Income Fund	December 31, 2012

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
U.S. Government Agencies	46.6%
U.S. Government Mortgage Backed Securities	26.4%
U.S. Treasury Obligations	22.1%
Collateralized Mortgage Obligations	2.7%
Cash[1]	2.2%
Total	100.0%
[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2012, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Principal Amount		Value

U.S. Government Agencies — 46.4%
Federal Farm Credit Bank — 18.1%
$1,000,000	4.500%, 12/15/15	$1,119,462
2,000,000	4.875%, 12/16/15	2,257,344
1,000,000	3.750%, 1/29/16	1,100,907
1,000,000	5.270%, 9/1/16	1,171,079
2,000,000	5.050%, 3/8/17	2,345,020
1,000,000	5.550%, 8/1/17	1,209,201
2,500,000	3.150%, 1/12/18	2,772,417
1,000,000	4.250%, 4/16/18	1,170,334
2,000,000	5.050%, 8/1/18	2,443,144
2,000,000	2.800%, 10/28/20	2,189,348
1,000,000	5.375%, 11/10/20	1,284,613
3,000,000	1.880%, 10/5/22	2,983,068
		22,045,937
Federal Home Loan Bank — 26.6%
1,000,000	3.750%, 6/14/13	1,015,993
1,000,000	4.375%, 9/13/13	1,029,215
830,000	4.750%, 12/12/14	900,138
2,500,000	2.875%, 6/12/15	2,653,228
2,000,000	4.750%, 9/11/15	2,233,856
2,000,000	1.900%, 12/29/15	2,088,562
1,000,000	4.875%, 3/11/16	1,139,980
3,000,000	1.000%, 6/21/17	3,034,221
2,000,000	3.125%, 12/8/17	2,222,518
1,500,000	4.250%, 3/9/18	1,753,203
3,000,000	4.125%, 12/13/19	3,555,153
1,000,000	4.125%, 3/13/20	1,187,471
2,000,000	3.000%, 3/18/20	2,209,726
3,500,000	3.375%, 6/12/20	3,973,963
2,000,000	3.625%, 6/11/21	2,299,708
1,000,000	2.125%, 6/10/22	1,023,115
		32,320,050
Federal National Mortgage Association — 1.7%
2,000,000	1.375%, 11/15/16	2,060,380
Total U.S. Government Agencies (Cost $51,423,008)		56,426,367

Principal Amount		Value

U.S. Government Mortgage Backed Agencies — 26.3%
Federal Home Loan Mortgage Corporation — 7.8%
$17,977	Pool # M81004, 5.000%, 1/1/13	$18,051
88,296	Pool # E01184, 6.000%, 8/1/17	96,048
287,243	Pool # B10827, 4.500%, 11/1/18	306,167
573,541	Pool # J02717, 5.500%, 11/1/20	622,572
270,823	Pool # C90699, 5.000%, 8/1/23	291,422
242,852	Pool # C91167, 5.000%, 4/1/28	261,507
1,910,542	Pool # C91441, 3.000%, 4/1/32	2,006,757
2,868,979	Pool # C91451, 3.000%, 5/1/32	3,013,460
147,598	Pool # G08005, 5.500%, 8/1/34	160,416
225,191	Pool # 1G0865, 2.825%, 7/1/35 (a)	239,844
459,823	Pool # 972190, 2.775%, 11/1/35 (a)	489,571
291,650	Pool # G03609, 5.500%, 10/1/37	315,063
1,556,993	Pool # G06784, 3.500%, 10/1/41	1,656,985
		9,477,863
Federal National Mortgage Association — 12.3%
83,340	Pool # 647408, 5.000%, 10/1/17	90,569
387,904	Pool # 357805, 5.000%, 6/1/20	420,702
420,992	Pool # 889799, 5.500%, 2/1/23	456,094
145,923	Pool # 254911, 5.000%, 10/1/23	160,350
358,487	Pool # 255360, 5.000%, 8/1/24	393,932
358,353	Pool # 255767, 5.500%, 6/1/25	392,496
432,074	Pool # 255984, 4.500%, 11/1/25	473,770
373,497	Pool # 256116, 6.000%, 2/1/26	408,908
296,119	Pool # 256213, 6.000%, 4/1/26	324,194
294,310	Pool # 257536, 5.000%, 1/1/29	318,994
503,745	Pool # MA0115, 4.500%, 7/1/29	545,745
567,786	Pool # MA0563, 4.000%, 11/1/30	611,220
1,110,027	Pool # MA0667, 4.000%, 3/1/31	1,194,940
1,857,121	Pool # MA0706, 4.500%, 4/1/31	2,018,926
705,342	Pool # MA0804, 4.000%, 7/1/31	759,299
230,916	Pool # 254594, 5.500%, 1/1/33	253,783
384,005	Pool # 783793, 6.000%, 7/1/34	432,652
275,637	Pool # 806715, 5.500%, 1/1/35	301,555
291,773	Pool # 807963, 5.000%, 1/1/35	319,983
405,899	Pool # 735224, 5.500%, 2/1/35	446,095

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Intermediate Government Income Fund	(Continued)

Principal Amount		Value

U.S. Government Mortgage Backed Agencies — (Continued)
Federal National Mortgage Association — (Continued)
$377,323	Pool # 868935, 5.500%, 5/1/36	$410,444
161,168	Pool # 907484, 6.000%, 1/1/37	176,449
714,366	Pool # AD7906, 5.000%, 7/1/40	795,713
764,032	Pool # AH6655, 4.000%, 2/1/41	819,851
1,421,445	Pool # AJ5469, 3.500%, 11/1/41	1,516,674
869,414	Pool # MA1044, 3.000%, 4/1/42	911,907
		14,955,245
Government National Mortgage Association — 6.2%
420,066	Pool # 683552, 5.500%, 2/15/23	453,919
598,712	Pool # 666057, 5.000%, 3/15/23	654,018
2,006,025	Pool # 741854, 4.000%, 5/15/25	2,163,101
124,838	Pool # 2699, 6.000%, 1/20/29	143,421
116,137	Pool # 576456, 6.000%, 3/15/32	131,390
1,340,440	Pool # 4113, 5.000%, 4/20/38	1,466,163
422,285	Pool # 676974, 5.500%, 5/15/38	463,409
743,464	Pool # 733602, 5.000%, 4/15/40	843,668
1,140,805	Pool # 4978, 4.500%, 3/20/41	1,255,191
		7,574,280
Total U.S. Government Mortgage Backed Agencies (Cost $30,515,611)		32,007,388
U.S. Treasury Obligations — 22.1%
U.S. Treasury Notes — 22.1%
2,000,000	4.250%, 11/15/14	2,148,516
3,000,000	2.125%, 11/30/14	3,106,407
1,500,000	0.250%, 2/15/15	1,499,297
2,000,000	4.500%, 2/15/16	2,254,218
2,000,000	5.125%, 5/15/16	2,312,500
2,000,000	1.000%, 8/31/16	2,038,124
3,000,000	1.375%, 11/30/18	3,079,686
2,000,000	1.250%, 1/31/19	2,036,250
2,000,000	2.625%, 11/15/20	2,195,000
2,000,000	2.125%, 8/15/21	2,102,500
2,000,000	2.000%, 11/15/21	2,075,782
2,000,000	1.625%, 11/15/22	1,978,124
Total U.S. Treasury Obligations (Cost $25,415,381)		26,826,404

Principal Amount or Shares		Value

Collateralized Mortgage Obligations — 2.7%
Federal Home Loan Bank — 0.9%
$1,000,000	Series Z2-2013, 4.375%, 2/13/15	$1,080,011
Federal Home Loan Mortgage Corporation — 0.7%
143,184	Series 2555, 4.250%, 1/15/18	150,055
54,299	Series 2571, 5.500%, 7/15/21	54,284
556,381	Series 2802, 5.500%, 11/15/31	559,427
122,404	Series 2976, 4.500%, 1/15/33	124,624
		888,390
Federal National Mortgage Association — 0.1%
70,349	Series 2003-11, 5.500%, 8/25/32	71,737
66,981	Series 2003-16, 4.000%, 2/25/33	70,910
		142,647
Government National Mortgage Association — 1.0%
904,017	Series 2003-100, 5.500%, 1/20/23	926,907
227,602	Series 2005-55, 5.000%, 5/20/32	229,329
		1,156,236
Total Collateralized Mortgage Obligations (Cost $3,138,576)		3,267,284
Cash Equivalents — 2.2%
2,607,089	Huntington U.S. Treasury Money Market Fund, Trust Shares 0.050% (b) (c)	2,607,089
Total Cash Equivalents (Cost $2,607,089)		2,607,089
Total Investments (Cost $113,099,665) — 99.7%		121,134,532
Other Assets in Excess of Liabilities — 0.3%		384,132
Net Assets — 100.0%		$121,518,664
(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2012.

(b)	Investment in affiliate.

(c)	Rate disclosed is the seven day yield as of December 31, 2012.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Mortgage Securities Fund	December 31, 2012

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
U.S. Government Mortgage Backed Securities	77.8%
Real Estate Investment Trusts	11.5%
Cash[1]	5.0%
U.S. Government Agencies	3.2%
Collateralized Mortgage Obligations	1.6%
Short-Term Securities Held as Collateral for Securities Lending	0.9%
Total	100.0%
[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2012, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Principal Amount		Value

U.S. Government Mortgage Backed Agencies — 78.3%
Federal Home Loan Mortgage Corporation — 17.4%
$122,738	Pool # J03237, 5.500%, 8/1/16	$131,179
287,243	Pool # B10827, 4.500%, 11/1/18	306,257
228,932	Pool # J10396, 4.000%, 7/1/19	244,140
135,157	Pool # G12297, 6.000%, 7/1/21	148,613
805,107	Pool # J18448, 3.000%, 4/1/22	848,146
430,557	Pool # G12867, 4.500%, 8/1/22	459,730
224,562	Pool # C90779, 5.000%, 1/1/24	241,712
229,312	Pool # C90859, 5.500%, 10/1/24	250,229
231,913	Pool # C90999, 5.500%, 11/1/26	251,908
242,852	Pool # C91167, 5.000%, 4/1/28	261,583
329,286	Pool # C91175, 5.000%, 5/1/28	354,684
1,583,775	Pool # C91296, 5.000%, 4/1/30	1,704,733
1,910,542	Pool # C91441, 3.000%, 4/1/32	2,007,354
1,912,652	Pool # C91451, 3.000%, 5/1/32	2,009,571
205,344	Pool # A15284, 5.500%, 10/1/33	223,465
295,196	Pool # G08005, 5.500%, 8/1/34	320,877
225,236	Pool # 1G0865, 2.825%, 7/1/35 (a)	240,104
240,037	Pool # A55565, 6.000%, 12/1/36	261,633
180,794	Pool # G08168, 6.000%, 12/1/36	197,059
254,693	Pool # G03498, 5.500%, 11/1/37	275,179
928,158	Pool # A93936, 4.500%, 9/1/40	999,770
637,958	Pool # A94008, 4.000%, 9/1/40	681,854
1,167,745	Pool # G06784, 3.500%, 10/1/41	1,243,104
		13,662,884
Federal National Mortgage Association — 54.1%
165,212	Pool # 684488, 5.000%, 12/1/17	177,176
266,294	Pool # 693256, 5.000%, 4/1/18	286,438
153,694	Pool # 254720, 4.500%, 5/1/18	165,801
179,329	Pool # 786729, 5.500%, 8/1/19	194,310
1,460,442	Pool # MA0504, 3.500%, 8/1/20	1,550,153
1,302,185	Pool # MA0654, 3.500%, 2/1/21	1,382,175
124,906	Pool # 896597, 5.000%, 8/1/21	135,759
194,423	Pool # 254831, 5.000%, 8/1/23	210,810

Principal Amount		Value

U.S. Government Mortgage Backed Agencies — (Continued)
Federal National Mortgage Association — (Continued)
$402,277	Pool # 254908, 5.000%, 9/1/23	$436,183
384,678	Pool # 254911, 5.000%, 10/1/23	422,833
175,140	Pool # 255320, 5.000%, 7/1/24	192,511
1,147,788	Pool # 932438, 4.000%, 1/1/25	1,230,130
602,632	Pool # 255711, 5.500%, 4/1/25	660,239
138,775	Pool # 357771, 5.000%, 5/1/25	152,193
213,280	Pool # 255834, 4.500%, 6/1/25	233,929
432,074	Pool # 255984, 4.500%, 11/1/25	473,905
466,871	Pool # 256116, 6.000%, 2/1/26	511,281
636,089	Pool # 257163, 5.000%, 4/1/28	689,639
376,380	Pool # 257238, 5.000%, 6/1/28	408,066
297,941	Pool # 257281, 5.000%, 7/1/28	323,024
294,310	Pool # 257536, 5.000%, 1/1/29	319,086
577,272	Pool # MA0096, 4.500%, 6/1/29	625,584
805,991	Pool # MA0115, 4.500%, 7/1/29	873,444
925,044	Pool # MA0171, 4.500%, 9/1/29	1,002,461
567,786	Pool # MA0563, 4.000%, 11/1/30	611,397
1,439,031	Pool # MA0641, 4.000%, 2/1/31	1,549,561
1,110,027	Pool # MA0667, 4.000%, 3/1/31	1,195,286
1,857,121	Pool # MA0706, 4.500%, 4/1/31	2,019,507
3,301,912	Pool # MA0776, 4.500%, 6/1/31	3,590,630
705,342	Pool # MA0804, 4.000%, 7/1/31	759,519
1,697,334	Pool # MA0976, 3.500%, 2/1/32	1,815,290
2,363,315	Pool # MA1084, 3.500%, 6/1/32	2,527,552
434,666	Pool # 729535, 5.500%, 7/1/33	477,778
291,279	Pool # 786457, 5.355%, 7/1/34 (a)	313,516
384,004	Pool # 783793, 6.000%, 7/1/34	432,712
275,637	Pool # 806715, 5.500%, 1/1/35	301,598
189,626	Pool # 814261, 6.000%, 1/1/35	210,893
405,899	Pool # 735224, 5.500%, 2/1/35	446,158
200,374	Pool # 845573, 3.406%, 2/1/36 (a)	215,610
228,815	Pool # 745511, 5.000%, 4/1/36	247,899
392,764	Pool # 745418, 5.500%, 4/1/36	429,266

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Mortgage Securities Fund	(Continued)

Principal Amount or shares		Value

U.S. Government Mortgage Backed Agencies — (Continued)
Federal National Mortgage Association — (Continued)
$147,857	Pool # 888029, 6.000%, 12/1/36	$161,899
161,168	Pool # 907484, 6.000%, 1/1/37	176,474
714,366	Pool # AD7906, 5.000%, 7/1/40	795,825
1,399,066	Pool # AD7724, 5.000%, 7/1/40	1,519,252
2,825,046	Pool # AE4310, 4.000%, 9/1/40	3,032,323
1,197,557	Pool # AE0395, 4.500%, 10/1/40	1,303,379
1,120,575	Pool # AE4628, 4.500%, 10/1/40	1,214,706
1,146,048	Pool # AH6655, 4.000%, 2/1/41	1,230,135
1,421,445	Pool # AJ5469, 3.500%, 11/1/41	1,517,118
1,658,542	Pool # AB4106, 3.500%, 12/1/41	1,770,173
		42,522,586
Government National Mortgage Association — 6.8%
210,817	Pool # 683915, 5.000%, 1/15/23	229,080
344,122	Pool # 691761, 5.000%, 7/15/23	375,964
1,719,450	Pool # 741854, 4.000%, 5/15/25	1,854,624
712,282	Pool # 4886, 4.500%, 12/20/25	776,514
734,309	Pool # 3637, 5.500%, 11/20/34	816,875
422,285	Pool # 676974, 5.500%, 5/15/38	463,476
743,464	Pool # 733602, 5.000%, 4/15/40	843,784
		5,360,317
Total U.S. Government Mortgage Backed Agencies (Cost $58,971,872)		61,545,787
Common Stocks — 11.6%
Real Estate Investment Trusts — 11.6%
7,274	Acadia Realty Trust	182,432
5,900	Alexandria Real Estate Equities, Inc.	408,988
9,900	American Campus Communities, Inc.	456,687
800	Associated Estates Realty Corp.	12,896
1,800	BioMed Realty Trust, Inc.	34,794
4,100	Boston Properties, Inc.	433,821
300	Brandywine Realty Trust	3,657
800	Brookfield Office Properties, Inc.	13,608
900	Camden Property Trust	61,389
1,800	Colonial Properties Trust	38,466
900	Coresite Realty Corp.	24,894
900	CubeSmart	13,113
900	DDR Corp.	14,094
800	DiamondRock Hospitality Co.	7,200
5,700	Digital Realty Trust, Inc. (b)	386,973
12,600	Douglas Emmett, Inc.	293,580
15,300	Duke Realty Corp.	212,211
4,500	DuPont Fabros Technology, Inc.	108,720
8,100	EastGroup Properties, Inc.	435,861
5,900	Equity Lifestyle Properties, Inc.	397,011
5,400	Equity Residential	306,018
3,200	Essex Property Trust, Inc.	469,280
800	Excel Trust, Inc.	10,136
900	Extra Space Storage, Inc.	32,751
1,400	Federal Realty Investment Trust	145,628

Principal Amount or shares		Value

Common Stocks — (Continued)
Real Estate Investment Trusts — (Continued)
5,400	HCP, Inc.	$243,972
1,300	Health Care REIT, Inc.	79,677
3,100	Healthcare Realty Trust, Inc.	74,431
7,200	Home Properties, Inc.	441,432
10,416	Host Hotels & Resorts, Inc.	163,219
7,800	Kimco Realty Corp.	150,696
4,500	Kite Realty Group Trust	25,155
8,000	LaSalle Hotel Properties	203,120
6,215	Macerich Co./The	362,335
8,600	National Retail Properties, Inc. (b)	268,320
2,300	Pennsylvania Real Estate Investment Trust (b)	40,572
1,800	Post Properties, Inc.	89,910
3,243	ProLogis, Inc.	118,337
1,800	Public Storage, Inc.	260,928
3,200	Regency Centers Corp.	150,784
2,700	Retail Properties of America, Inc.	32,319
800	Sabra Health Care REIT, Inc.	17,376
4,100	Simon Property Group, Inc.	648,169
203	SL Green Realty Corp.	15,560
900	Sovran Self Storage, Inc.	55,890
9,000	Tanger Factory Outlet Centers, Inc.	307,800
5,676	UDR, Inc.	134,975
6,200	Ventas, Inc.	401,264
1,336	Vornado Realty Trust	106,987
600	Washington Real Estate Investment Trust	15,690
6,800	Weingarten Realty Investors	182,036
1,800	Westfield Group	19,764
1,800	Westfield Retail Trust	5,652
Total Common Stocks (Cost $5,364,994)		9,120,578
U.S. Government Agencies — 3.2%
Federal Farm Credit Bank — 3.2%
$2,500,000	1.950%, 7/19/22	2,511,912
Total U.S. Government Agencies (Cost $2,512,167)		2,511,912
Collateralized Mortgage Obligations — 1.7%
Federal Home Loan Bank — 0.3%
186,575	Series Z2-2013, 4.800%, 2/25/13	187,583
Federal Home Loan Mortgage Corporation — 1.1%
218,650	Series 3322, 5.250%, 4/15/17	227,363
240,044	Series 2497, 5.000%, 9/15/17	256,147
120,996	Series 2770, 4.000%, 1/15/18	122,478
145,758	Series 2672, 5.500%, 8/15/31	146,599
122,404	Series 2976, 4.500%, 1/15/33	124,688
		877,275
Federal National Mortgage Association — 0.3%
218,937	Series 1999-13, 6.000%, 4/25/29	247,473
Total Collateralized Mortgage Obligations (Cost $1,254,800)		1,312,331

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Mortgage Securities Fund	(Continued)

Shares		Value

Cash Equivalents — 5.0%
3,940,040	Huntington U.S. Treasury Money Market Fund, Trust Shares 0.050% (c) (d)	$3,940,040
Total Cash Equivalents (Cost $3,940,040)		3,940,040
Short-Term Securities Held as Collateral for Securities Lending — 0.9%
705,024	Fidelity Institutional Money Market Portfolio, Institutional Class, 0.180% (d)	705,024
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $705,024)		705,024
Total Investments (Cost $72,748,897) — 100.7%		79,135,672
Liabilities in Excess of Other Assets — (0.7)%		(516,773)
Net Assets — 100.0%		$78,618,899
(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2012.

(b)	All or a portion of the security was on loan as of December 31, 2012. The total value of securities on loan as of December 31, 2012 was $692,745.

(c)	Investment in affiliate.

(d)	Rate disclosed is the seven day yield as of December 31, 2012.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Ohio Tax-Free Fund	December 31, 2012

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
School Districts	37.9%
General Obligation	31.6%
Higher Education	13.8%
Water	9.5%
Airport	2.5%
Facilities	2.0%
Single Family Housing	1.9%
Transportation	0.5%
Cash	0.3%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of December 31, 2012, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Principal Amount		Value

Municipal Bonds — 99.8%
Ohio — 99.8%
$405,000	Akron, OH, Various Purposes, G.O., 5.000%, 12/1/26	$460,104
500,000	Akron, OH, Income Tax Revenue, Series A, 5.000%, 12/1/23	607,480
225,000	Akron, OH, G.O., (AMBAC Ins.), 5.000%, 12/1/24	249,500
100,000	Akron, OH, Various Purposes, G.O., (AGM Ins.), 5.000%, 12/1/20	116,295
100,000	Ashland, OH, Various Purposes, G.O., (National Reinsurance), 4.500%, 12/1/22	102,019
150,000	Barberton, OH, City School District, G.O., (Student Credit Program), 5.000%, 12/1/22	173,040
300,000	Bath, OH, Local School District, G.O., (AGM Ins.), 0.000%, 12/1/18 (a)	263,004
335,000	Big Walnut, OH, Local School District, G.O., 0.000%, 12/1/18 (a)	303,825
320,000	Bowling Green, OH, City School District, G.O., (AGM Ins.), 5.000%, 12/1/24	368,339
300,000	Bowling Green, OH, City School District, School Facilities Construction and Improvement, G.O., (AGM Ins.), 5.000%, 12/1/23	345,732
560,000	Brookfield, OH, Local School District, School Facilities Improvement, G.O., (AGM Ins. ), 5.000%, 1/15/22	630,582
400,000	Butler County, OH, G.O., (AMBAC Ins.), 4.750%, 12/1/24	427,180
170,000	Butler County, OH, G.O., (AMBAC Ins.), 4.750%, 12/1/20	181,852

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$500,000	Centerville, OH, G.O., (National Reinsurance), 5.000%, 12/1/20	$516,925
500,000	Cincinnati, OH, Water System Revenue, Series A, 5.000%, 12/1/22	624,610
300,000	Cincinnati, OH, Various Purposes, G.O., Series C, 5.000%, 12/1/19	349,788
200,000	Clark County, OH, Various Purposes, G.O., (XLCA Ins.), 5.000%, 12/1/18	237,590
500,000	Cleveland, OH, Waterworks Revenue, Series P, 5.000%, 1/1/22	582,030
245,000	Cleveland, OH, Waterworks Revenue, Series P, 5.000%, 1/1/26	283,154
250,000	Cleveland, OH, Capital Improvement, Capital Improvement, G.O., Series A, (AGM Ins.), 5.000%, 12/1/21	294,800
500,000	Cleveland, OH, Airport System Revenue, Series C, (AGM Ins.), 5.000%, 1/1/18	564,860
365,000	Cleveland, OH, Airport System Revenue, Series C, (Assured Guaranty), 5.000%, 1/1/23	404,340
200,000	Cleveland, OH, Public Facilities Improvement Revenue, 4.000%, 10/1/22	219,072
100,000	Clyde-Green Springs, OH, Exempted School District, G.O., (AGM Ins., Student Credit Program), 4.375%, 12/1/25	107,904
150,000	Clyde-Green Springs, OH, Exempted Village School District, School Facilities Construction and Improvement, G.O., (AGM Ins., Student Credit Program), 5.000%, 12/1/19	172,874

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Ohio Tax-Free Fund	(Continued)

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$410,000	Coldwater, OH, Exempted Village School District, School Facilities Construction and Improvement, G.O., (Student Credit Program), 0.000%, 12/1/17 (a)	$371,485
100,000	Columbus, OH, Regional Airport Authority Revenue, (AGM National Reinsurance), 5.000%, 1/1/21	111,944
505,000	Columbus, OH, Various Purposes, G.O., 5.000%, 7/1/23	636,376
250,000	Columbus, OH, Regional Airport Authority Revenue, (MBIA Ins.), 5.000%, 1/1/20	281,297
55,000	Columbus, OH , Sewer Revenue, Series A, 5.000%, 6/1/24	64,217
220,000	Cuyahoga Community College District, General Receipts Revenue, Series D, 5.000%, 8/1/26	262,233
200,000	Cuyahoga County, OH, Various Purposes, G.O., Series A, 5.000%, 12/1/21	242,990
220,000	Dalton Local School District, School Improvement, G.O., (Student Credit Program), 5.000%, 8/1/24	259,734
490,000	Dalton Local School District, School Improvement, G.O., (Student Credit Program), 5.000%, 8/1/25	575,897
360,000	Fairfield Union, OH, Local School District, G.O., Series A, (AGM Ins.), 4.250%, 12/1/18	397,008
155,000	Forest Hills, OH, Local School District, G.O., (AGM Ins.), 4.750%, 12/1/16	159,583
35,000	Gallia, OH, Local School District, G.O., (AGM Ins.), 4.500%, 12/1/20	37,820
150,000	Garfield Heights, OH , City School District, School Improvement, G.O., (Student Credit Program), 0.000%, 12/15/18 (a)	132,320
500,000	Geneva, OH, City School District, School Improvement, G.O., (Student Credit Program), 4.500%, 12/1/25	554,700
450,000	Greene County, OH, Sewer Systems Revenue, (AMBAC Ins.), 5.000%, 12/1/18	503,671
275,000	Greene County, OH, Water & Sewer Revenue, (AGM Ins.), 5.000%, 12/1/21	295,848
500,000	Grove City, OH, South-Western City School District, School Facilities Construction and Improvement, G.O., (AGM Ins.), 4.750%, 12/1/22	564,705
1,000,000	Grove City, OH, South-Western City School District, School Facilities Construction and Improvement, G.O., (Student Credit Program), 4.250%, 12/1/28	1,129,780

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$170,000	Hamilton County, OH, Stratford Heights Project, Student Housing Revenue, (AGM Ins.), 5.000%, 6/1/18	$193,863
200,000	Hamilton County, OH, Sewer Systems Revenue, Series A, (MBIA Ins.), 5.000%, 12/1/20	230,338
280,000	Hamilton, OH, Various Purposes, G.O., (Assured Guaranty), 5.000%, 11/1/21	321,012
100,000	Hamilton, OH, City School District, School Improvement, G.O., (AGM Ins.), 5.000%, 12/1/21	115,152
100,000	Hilliard, OH, School District, G.O., (National Reinsurance), 5.000%, 12/1/23	110,949
500,000	Hilliard, OH, Various Purposes, G.O., 5.000%, 12/1/24	608,605
50,000	Huber Heights, OH, City School District, School Improvement, G.O., 5.000%, 12/1/20	60,422
200,000	Huber Heights, OH, City School District, School Improvement, G.O., 4.750%, 12/1/24	229,614
75,000	Independence, OH, Rockside Road Improvement, G.O., (AMBAC Ins.), 5.000%, 12/1/20	83,326
500,000	Independence, OH, Local School District, G.O., 0.000%, 12/1/18 (a)	440,910
160,000	Jackson, OH, Local School District, Stark and Summit Counties, G.O., (AGM Ins.), 5.000%, 12/1/18	170,411
420,000	Joseph Badger, OH, Local School District, Various Purposes, G.O., (Student Credit Program), 0.000%, 12/1/18 (a)	371,234
615,000	Kent State University, OH, General Receipts Revenue, Series B, (Assured Guaranty), 5.000%, 5/1/23	713,775
50,000	Kettering, OH, City School District, School Improvement, G.O., (AGM Ins.), 4.750%, 12/1/19	57,645
400,000	Kettering, OH, City School District, G.O., (AGM Ins.), 4.750%, 12/1/22	455,064
250,000	Kings Mills, OH, Local School District, School Improvement, G.O., (National Reinsurance), 5.000%, 12/1/19	292,415
100,000	Lake, OH, Local School District, Stark County School Improvement, G.O., (AGM Ins.), 5.000%, 12/1/18	108,669
150,000	Lakota, OH, Local School District, G.O., 4.000%, 12/1/24	171,378
490,000	Lancaster, OH, City School District, School Facilities Construction and Improvement, G.O., (Student Credit Program), 4.000%, 10/1/21	562,299

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Ohio Tax-Free Fund	(Continued)

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$430,000	Lebanon, OH, City School District, G.O., (AGM Ins.), 5.000%, 12/1/23	$492,776
500,000	Lorain, OH, City School District, School Improvement, G.O., (Student Credit Program), 4.000%, 12/1/21	572,875
250,000	Marysville, OH, Exempted Village School District, G.O., (AGM Ins.), 5.000%, 12/1/23	275,107
50,000	Marysville, OH, Exempted Village School District, G.O., (AGM Ins.), 5.000%, 12/1/24	54,917
200,000	Mason, OH, Sewer Systems, G.O., 5.000%, 12/1/26	244,894
300,000	Mason, OH, Sewer Systems, G.O., 4.500%, 12/1/22	363,915
100,000	Mechanicsburg, OH, Exempt Village School District, G.O., (Student Credit Program), 0.000%, 12/1/18 (a)	88,544
125,000	Medina County, OH, Library District, G.O., 0.000%, 12/1/19 (a)	106,441
50,000	Miami University, OH, General Receipts Revenue, (AMBAC Ins.), 5.000%, 9/1/23	56,854
225,000	Miamisburg, OH, City School District, School Facilities Construction and Improvement, G.O., 5.000%, 12/1/26	262,161
500,000	Middletown, OH, G.O., (AGM Ins.), 5.000%, 12/1/21	592,290
200,000	Middletown, OH, School Improvement, G.O., (AGM Ins.), 4.375%, 12/1/20	220,478
300,000	Milford, OH, Exempt Village School District, G.O., 4.625%, 12/1/21	341,163
540,000	Montgomery County, OH, Refunding & Improvement, G.O., (National Reinsurance), 5.000%, 12/1/21	583,508
200,000	Mount Healthy, OH, City School District, School Improvement, G.O., (AGM Ins.), 5.250%, 12/1/19	237,902
270,000	Mount Healthy, OH, City School District, School Improvement, G.O., (AGM Ins.), 5.000%, 12/1/31	300,761
250,000	Mount Healthy, OH, City School District, School Improvement, G.O., (AGM Ins.), 5.000%, 12/1/25	283,457
50,000	Mount Vernon, OH, City School District, G.O., (AGM Ins.), 5.000%, 12/1/17	53,693
300,000	New Albany, OH, Plain Local School District, Various Purposes, G.O., 0.000%, 12/1/20 (a)	254,913
300,000	New Albany, OH, Plain Local School District, Various Purposes, G.O., 4.000%, 12/1/22	346,680
50,000	Nordonia Hills, OH , City School District, School Improvement, G.O., (National Reinsurance, FGIC Ins.), 4.500%, 12/1/20	53,933

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$205,000	Northmont, OH, City School District, School Improvement, G.O., Series A, (Student Credit Program), 4.000%, 11/1/24	$228,179
100,000	Northwest, OH, Local School District, Stark, Summit & Wayne Counties, G.O., (Student Credit Program), 0.000%, 12/1/20 (a)	82,612
300,000	Northwest, OH, Local School District, Stark, Summit & Wayne Counties, G.O., (Student Credit Program), 0.000%, 12/1/19 (a)	256,683
200,000	Ohio Capital Asset Financing Program Fractionalized Interests, G.O., Series B, 5.000%, 12/1/22	227,536
165,000	Ohio Higher Educational Facility Commission, Revenue, Denison University Project, 5.000%, 11/1/20	176,685
350,000	Ohio Higher Educational Facility Commission, Revenue, University of Dayton Project, (AMBAC Ins.), 5.000%, 12/1/25	397,183
115,000	Ohio Housing Finance Agency, Single-Family Mortgage Revenue, Series 1, 2.650%, 5/1/17	115,936
305,000	Ohio Housing Finance Agency, Single-Family Mortgage Revenue, Series 1, 3.250%, 5/1/20	310,014
400,000	Ohio Housing Finance Agency, Single-Family Mortgage Revenue, Series 3, 2.550%, 11/1/17	419,092
100,000	Ohio State, Infrastructure Improvement, G.O., Series A, 5.000%, 3/1/20	114,151
250,000	Ohio State, G.O., Series D, 5.000%, 9/15/21	283,587
130,000	Ohio State, Infrastructure Improvement, G.O., Series A, 5.000%, 9/1/23	149,009
600,000	Ohio State, School Improvement, G.O., Series B, 5.000%, 9/15/24	728,874
525,000	Ohio State, Parks & Recreation Revenue, G.O., Series A, 5.250%, 9/1/22	648,102
175,000	Ohio State, G.O., Series A, 5.000%, 9/1/20	207,105
655,000	Ohio State, G.O., Series A, 5.375%, 9/1/23	792,105
500,000	Ohio State, G.O., Series A, 5.000%, 9/15/19	546,675
75,000	Ohio State, G.O., Series A, 5.000%, 9/15/17	82,123
750,000	Ohio State, G.O., Series A, 4.500%, 9/15/23	802,995
725,000	Ohio State, Revitalization Project Revenue, Series A, (AMBAC Ins.), 5.000%, 4/1/21	807,664

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Ohio Tax-Free Fund	(Continued)

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$350,000	Ohio State, G.O., Series D, 5.000%, 9/15/20	$399,413
1,100,000	Ohio State, G.O., Series A, 4.500%, 9/15/24	1,176,483
100,000	Ohio State, School Improvement, G.O., Series A, 4.500%, 9/15/25	106,840
400,000	Ohio State Building Authority, Administration Building Fund Revenue, Series A, 5.000%, 10/1/23	462,952
100,000	Ohio State Building Authority, Administration Building Fund Revenue, Series A, 4.000%, 10/1/20	111,803
150,000	Ohio State Building Authority, State Facilities Arts Building, Fund Project Revenue, Series A, 5.000%, 4/1/16	151,550
135,000	Ohio State Building Authority, Administration Building Fund Revenue, Series A, 5.000%, 10/1/22	158,823
100,000	Ohio State Cultural and Sports Capital Facilities Revenue, Series A, (AGM Ins.), 5.000%, 4/1/17	109,218
300,000	Ohio State Major New Street Infrastructure Project Revenue, Series 2008-1, 5.500%, 6/15/20	361,146
240,000	Ohio State Turnpike Commission Revenue, Series A, 5.000%, 2/15/21	284,424
90,000	Ohio State University/The, Revenue, Series A, 5.000%, 12/1/27	106,183
135,000	Ohio State University/The, Revenue, Series A, 5.000%, 12/1/28	159,192
145,000	Ohio State University/The, Revenue, Series D, 5.000%, 12/1/22	182,584
255,000	Ohio State University/The, Revenue, Series A, 5.000%, 12/1/26	301,010
500,000	Ohio State University/The, Revenue, Series A, 5.000%, 6/1/25	639,400
30,000	Ohio State University/The, Revenue, Series A, 5.000%, 6/1/25	32,698
340,000	Ohio State University/The, Revenue, Series A, 4.250%, 12/1/24	384,856
500,000	Ohio State Water Development Authority, State of Ohio Pollution Control Revenue, 5.000%, 12/1/23	606,025
500,000	Ohio State Water Development Authority, Drinking Water Assistance Fund, Revenue, 5.000%, 12/1/22	588,585
100,000	Ohio University, General Receipts Revenue, Series B, 5.000%, 12/1/23	111,782
700,000	Olentangy, OH, Local School District, G.O., Series A, (AGM Ins.), 5.000%, 12/1/22	799,813
300,000	Olentangy, OH, Local School District, G.O., Series A, (AGM Ins.), 5.000%, 12/1/21	337,527

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$500,000	Olentangy, OH, Local School District, G.O., Series A, (AGM Ins.), 5.000%, 12/1/18	$567,030
100,000	Reynoldsburg, OH, City School District, School Facilities Construction and Improvement, G.O., (Student Credit Program), 5.000%, 12/1/20	118,515
470,000	River Valley, OH, Local School District, G.O., (AGM Ins., Student Credit Program), 5.250%, 11/1/23	595,471
300,000	Sheffield Lake, OH, City School District, School Improvement, G.O., 5.000%, 12/1/25	345,255
125,000	Sidney, OH, City School District, G.O., (National Reinsurance, FGIC Ins.), 4.750%, 12/1/20	141,368
780,000	Southwest Licking, OH, Local School District, G.O., (AMBAC Ins.), 5.000%, 12/1/19	833,446
595,000	Springfield, OH, City School District, School Improvement, G.O., (AGM Ins., Student Credit Program), 5.000%, 12/1/19	690,718
125,000	Springfield, OH, City School District, School Improvement, G.O., (AGM Ins., Student Credit Program), 5.000%, 12/1/21	143,650
605,000	State of Ohio, G.O., 5.000%, 5/1/24	752,287
405,000	State of Ohio, G.O., 5.000%, 5/1/28	492,120
235,000	Swanton, OH, Local School District, School Improvement, G.O., (FGIC Ins.), 4.900%, 12/1/15	235,642
235,000	Sylvania, OH, City School District, School Improvement, G.O., 5.000%, 12/1/18	274,774
300,000	Toledo, OH, Waterworks Revenue, (MBIA-RE FGIC Ins.), 5.000%, 11/15/22	333,072
700,000	Toledo, OH, Waterworks Revenue, (MBIA Ins.), 5.000%, 11/15/19	780,325
225,000	Toledo, OH, Sewer System Revenue, (AMBAC Ins.), 5.000%, 11/15/18	232,760
400,000	Trotwood, OH, Trotwood-Madison City School District, School Improvement, G.O., (AGM Ins.), 4.250%, 12/1/18	437,928
50,000	Trumbull County, OH, Various Purposes, G.O., (AGM Ins.), 5.000%, 12/1/28	56,415
75,000	Trumbull County, OH, Various Purposes, G.O., Series B, (AGM Ins.), 5.000%, 12/1/20	87,980
235,000	Twinsburg, OH , Local School District Refunding, G.O., (FGIC Ins.), 5.000%, 12/1/18	253,375

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Ohio Tax-Free Fund	(Continued)

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$500,000	University of Akron, OH, General Receipts Revenue, Series B, (AGM Ins.), 5.250%, 1/1/24	$570,955
350,000	University of Akron, OH, General Receipts Revenue, Series A, (AGM Ins.), 5.000%, 1/1/21	399,822
300,000	University of Cincinnati, OH, General Receipts Revenue, Series A, (AMBAC Ins.), 5.000%, 6/1/19	346,290
500,000	University of Cincinnati, OH, General Receipts Revenue, Series A, (MBIA Ins.), 5.000%, 6/1/22	570,245
105,000	University of Cincinnati, OH, General Receipts Revenue, Series F, 5.000%, 6/1/21	128,881
500,000	University of Cincinnati, OH, General Receipts Revenue, Series A, (AMBAC Ins.), 5.000%, 6/1/17	548,855
300,000	University of Cincinnati, OH, General Receipts Revenue, Series A, (AMBAC Ins.), 5.000%, 6/1/19	328,257
500,000	University of Cincinnati, OH, General Receipts Revenue, Series A, (AGM Ins.), 5.000%, 6/1/20	559,875
400,000	University of Toledo, OH, General Receipts Revenue, Series A, (AMBAC Ins.), 5.000%, 6/1/19	453,272
650,000	Washington Court House, OH, School Improvements, G.O., (National Reinsurance, FGIC Ins.), 5.000%, 12/1/19	701,369
100,000	Westerville, OH, Various Purposes, G.O., (AMBAC Ins.), 5.000%, 12/1/24	115,936
125,000	Westerville, OH, G.O., (AMBAC Ins.), 5.000%, 12/1/23	145,434
300,000	Wyoming, OH, School District, Refunding School Improvement, G.O., (AGM Ins.), 5.000%, 12/1/20	329,769
125,000	Youngstown, OH, School District, G.O., 5.000%, 12/1/23	136,020
Total Municipal Bonds (Cost $51,698,449)		53,908,578

Shares		Value

Cash Equivalents — 0.3%
165,638	Fidelity Institutional Tax-Exempt Money Market Portfolio, Class I, 0.010% (b)	$165,638
Total Cash Equivalents (Cost $165,638)		165,638
Total Investments (Cost $51,864,087) — 100.1%		54,074,216
Liabilities in Excess of Other Assets — (0.1)%		(41,808)
Net Assets — 100.0%		$54,032,408
(a)	Zero coupon capital appreciation bond.

(b)	Rate disclosed is the seven day yield as of December 31, 2012.

AGM — Assured Guaranty Municipal Corp.

AMBAC — American Municipal Bond Assurance Corp.

FGIC — Financial Guaranty Insurance Co.

G.O. — General Obligation

MBIA — Municipal Bond Insurance Association

XLCA — XL Capital Assurance, Inc.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Short/Intermediate Fixed Income Securities Fund	December 31, 2012

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Corporate Bonds	73.8%
U.S. Government Agencies	19.7%
U.S. Treasury Obligations	5.4%
Cash[1]	1.1%
Total	100.0%
[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2012, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Principal Amount		Value

Corporate Bonds — 73.4%
Consumer Discretionary — 5.2%
$1,000,000	Home Depot, Inc./The, 5.250%, 12/16/13	$1,046,261
1,000,000	Johnson Controls, Inc., 4.875%, 9/15/13	1,029,229
1,000,000	McDonald’s Corp., MTN, 4.300%, 3/1/13	1,006,285
2,000,000	TCM Sub LLC, 3.550%, 1/15/15 (a)	2,089,964
2,000,000	Time Warner, Inc., 3.150%, 7/15/15	2,114,990
1,000,000	Walt Disney Co./The, 4.500%, 12/15/13	1,038,826
2,000,000	Wyndham Worldwide Corp., 2.950%, 3/1/17	2,045,134
		10,370,689
Consumer Staples — 6.5%
2,000,000	Anheuser-Busch InBev Worldwide, Inc., 1.375%, 7/15/17	2,021,060
2,000,000	Coca-Cola Enterprises, Inc., 1.125%, 11/12/13	2,008,956
1,000,000	CVS Caremark Corp., 4.875%, 9/15/14	1,074,297
1,585,000	General Mills, Inc., 5.250%, 8/15/13	1,631,179
1,000,000	H.J. Heinz Co., 5.350%, 7/15/13	1,025,486
2,000,000	Kellogg Co., 1. 750%, 5/17/17	2,032,476
2,000,000	Kroger Co./The, 2.200%, 1/15/17	2,066,830
1,000,000	Sysco Corp., 4.200%, 2/12/13	1,003,949
		12,864,233
Energy — 5.5%
1,000,000	Apache Corp., 6.000%, 9/15/13	1,038,007
267,000	ConocoPhillips, 4. 750%, 2/1/14	279,089
2,000,000	Kinder Morgan Energy Partners LP, 5.125%, 11/15/14	2,154,068
1,000,000	Noble Corp., 5.875%, 6/1/13	1,020,808
2,000,000	Phillips 66, 2.950%, 5/1/17 (a)	2,119,674

Principal Amount		Value

Corporate Bonds — (Continued)
Energy — (Continued)
$2,000,000	Schlumberger Norge AS, 1.950%, 9/14/16 (a)	$2,052,902
2,250,000	Spectra Energy Capital LLC, 5.900%, 9/15/13	2,328,484
		10,993,032
Financials — 17.4%
2,000,000	American Express Credit Co., MTN, 2.750%, 9/15/15	2,096,764
2,000,000	Bank of America Corp., MTN, 1.733%, 1/30/14 (b)	2,016,702
2,000,000	Bank of Montreal, MTN, 2.500%, 1/11/17	2,096,474
2,000,000	Bank of New York Mellon Corp./The, MTN, 2.400%, 1/17/17	2,095,204
2,000,000	Bank of Nova Scotia, 1.375%, 12/18/17	2,002,770
1,000,000	Boeing Capital Corp., 3.250%, 10/27/14	1,049,274
1,500,000	Citigroup, Inc., 6.010%, 1/15/15	1,639,072
2,000,000	Fifth Third Bancorp, 3.625%, 1/25/16	2,136,850
2,500,000	General Electric Capital Corp., GMTN, 1.600%, 11/20/17	2,501,622
1,500,000	Goldman Sachs Group, Inc./The, 5.500%, 11/15/14	1,617,207
2,000,000	HSBC Bank PLC, 3.500%, 6/28/15 (a)	2,121,402
1,000,000	KeyBank NA, 5.091%, 3/26/15	1,088,773
2,000,000	Manulife Financial Corp., 3.400%, 9/17/15	2,103,024
2,000,000	MetLife Global Funding I, 3.125%, 1/11/16 (a)	2,120,000
2,000,000	Prudential Financial, Inc., MTN, 3.875%, 1/14/15	2,116,078
2,000,000	Royal Bank of Canada, 1.450%, 10/30/14	2,034,434
2,000,000	US Bancorp, MTN, 2.200%, 11/15/16	2,083,816
1,500,000	Wells Fargo & Co., GMTN, 3.750%, 10/1/14	1,581,567
		34,501,033

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Short/Intermediate Fixed Income Securities Fund	(Continued)

Principal Amount		Value

Corporate Bonds — (Continued)
Health Care — 11.8%
$2,014,000	Cardinal Health, Inc., 4.000%, 6/15/15	$2,164,385
2,232,000	Celgene Corp., 2.450%, 10/15/15	2,316,164
2,000,000	Covidien International Finance SA, 2.800%, 6/15/15	2,091,822
2,000,000	Express Scripts Holding Co., 2.650%, 2/15/17 (a)	2,078,778
2,000,000	Howard Hughes Medical Institute, 3.450%, 9/1/14	2,100,850
2,000,000	Laboratory Corp. of America Holdings, 2.200%, 8/23/17	2,052,886
1,000,000	Medco Health Solutions, Inc., 6.125%, 3/15/13	1,011,301
1,000,000	Medtronic, Inc., 2.625%, 3/15/16	1,053,766
2,000,000	Quest Diagnostics Inc., 3.200%, 4/1/16	2,109,462
1,200,000	St. Jude Medical, Inc., 3.750%, 7/15/14	1,256,644
2,000,000	Thermo Fisher Scientific, Inc., 2.250%, 8/15/16	2,070,782
2,000,000	WellPoint, Inc., 5.250%, 1/15/16	2,228,770
1,000,000	Zimmer Holdings, Inc., 1.400%, 11/30/14	1,007,521
		23,543,131
Industrials — 7.3%
1,000,000	3M Co., MTN, 4.375%, 8/15/13	1,025,583
2,000,000	Caterpillar, Inc., 1.500%, 6/26/17	2,025,570
2,000,000	Danaher Corp., 2.300%, 6/23/16	2,091,444
2,000,000	Eaton Corp., 4.900%, 5/15/13	2,032,400
1,000,000	Ecolab, Inc., 3.000%, 12/8/16	1,062,714
2,000,000	Harsco Corp., 2.700%, 10/15/15	2,030,560
1,500,000	JB Hunt Transport Services, Inc., 3.375%, 9/15/15	1,541,906
1,500,000	Northrop Grumman Corp., 3.700%, 8/1/14	1,569,245
1,000,000	Shell International Finance BV, 4.000%, 3/21/14	1,044,008
		14,423,430
Information Technology — 5.4%
1,000,000	Broadcom Corp., 2.375%, 11/1/15	1,042,486
1,000,000	Dell, Inc., 4.700%, 4/15/13	1,011,721
1,000,000	Dell, Inc., 2.300%, 9/10/15	1,027,616
1,500,000	Hewlett-Packard Co., 3.300%, 12/9/16	1,526,834
2,000,000	Oracle Corp., 1.200%, 10/15/17	2,005,936
2,000,000	Symantec Corp., 2.750%, 9/15/15	2,068,522
2,000,000	Texas Instruments, Inc., 2.375%, 5/16/16	2,093,190
		10,776,305

Principal Amount		Value

Corporate Bonds — (Continued)
Materials — 6.7%
$2,000,000	Air Products & Chemicals, Inc., 2.000%, 8/2/16	$2,077,626
2,000,000	Barrick Gold Corp., 2.900%, 5/30/16	2,098,402
2,000,000	Eastman Chemical Co, 2.400%, 6/1/17	2,066,486
2,000,000	Freeport-McMoRan Copper & Gold, Inc., 2.150%, 3/1/17	2,010,622
2,000,000	PPG Industries, Inc., 5.750%, 3/15/13	2,020,722
2,000,000	Sherwin-Williams Co./The, 3.125%, 12/15/14	2,093,326
1,000,000	Xstrata PLC, 2.450%, 10/25/17 (a)	1,009,694
		13,376,878
Real Estate Investment Trusts — 1.6%
1,000,000	HCP, Inc., 2.700%, 2/1/14	1,017,947
2,060,000	Simon Property Group LP, 4.200%, 2/1/15	2,184,636
		3,202,583
Telecommunication Services — 2.1%
2,000,000	AT&T, Inc., 2.400%, 8/15/16	2,087,142
1,000,000	Verizon Communications, Inc., 1.950%, 3/28/14	1,018,080
1,000,000	Verizon Wireless, 7.375%, 11/15/13	1,056,967
		4,162,189
Utilities — 3.9%
1,500,000	FPL Group Capital, Inc., 5.350%, 6/15/13	1,530,809
2,000,000	PSEG Power LLC, 2.500%, 4/15/13	2,011,542
1,800,000	Questar Corp., 2.750%, 2/1/16	1,888,735
1,262,000	Southern Co., 4.150%, 5/15/14	1,321,975
1,000,000	Southern Co., 2.375%, 9/15/15	1,041,407
		7,794,468
Total Corporate Bonds (Cost $142,733,179)		146,007,971
U.S. Government Agencies — 19.6%
Federal Agricultural Mortgage Corporation — 1.5%
3,000,000	3.250%, 6/25/14	3,125,295
Federal Home Loan Bank — 9.6%
1,000,000	4.375%, 9/13/13	1,029,215
1,500,000	1.000%, 9/13/13	1,508,567
6,000,000	1.375%, 5/28/14	6,102,594
2,000,000	3.250%, 9/12/14	2,100,556
2,000,000	1.375%, 9/12/14	2,037,208
2,000,000	4.750%, 11/14/14	2,165,758
2,000,000	1.750%, 9/11/15	2,073,336
2,000,000	1.900%, 12/29/15	2,088,562
		19,105,796

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Short/Intermediate Fixed Income Securities Fund	(Continued)

Principal Amount		Value

U.S. Government Agencies — (Continued)
Federal Home Loan Mortgage Corporation — 1.8%
$2,000,000	2.175%, 2/19/14	$2,044,604
1,500,000	0.450%, 11/24/15	1,502,169
		3,546,773
Federal National Mortgage Association — 6.7%
3,000,000	1.250%, 2/27/14	3,040,011
4,000,000	1.500%, 9/8/14	4,072,472
3,000,000	1.300%, 11/17/14	3,056,739
3,000,000	1.625%, 10/26/15	3,103,533
		13,272,755
Total U.S. Government Agencies (Cost $38,227,688)		39,050,619
U.S. Treasury Obligations — 5.4%
U.S. Treasury Notes — 5.4%
4,000,000	0.750%, 6/15/14	4,031,092
1,500,000	2.125%, 12/31/15	1,578,399
5,000,000	1.000%, 8/31/16	5,095,310
Total U.S. Treasury Obligations (Cost $10,534,477)		10,704,801

Shares		Value

Cash Equivalents — 1.1%
2,150,783	Huntington U.S. Treasury Money Market Fund, Trust Shares 0.050% (c) (d)	$2,150,783
Total Cash Equivalents (Cost $2,150,783)		2,150,783
Total Investments (Cost $193,646,127) — 99.5%		197,914,174
Other Assets in Excess of Liabilities — 0.5%		1,013,730
Net Assets — 100.0%		$198,927,904
(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2012.

(c)	Investment in affiliate.

(d)	Rate disclosed is the seven day yield as of December 31, 2012.

GMTN — Global Medium Term Note

MTN — Medium Term Note

MTN—Medium Term Note

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Balanced Allocation Fund	December 31, 2012

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Equity Mutual Funds[1]	55.9%
Fixed Income Mutual Funds[1]	33.5%
Exchange-Traded Funds[1]	9.4%
Cash[1]	1.2%
Total	100.0%
[1]	Investments in affiliated funds.

Portfolio holdings and allocations are subject to change. As of December 31, 2012, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Shares		Value

Mutual Funds — 89.4% (a)
109,187	Huntington Disciplined Equity Fund, Trust Shares	$1,070,033
60,054	Huntington Dividend Capture Fund, Trust Shares	569,908
122,098	Huntington Fixed Income Securities Fund, Trust Shares	2,772,839
38,152	Huntington Global Select Markets Fund, Trust Shares	394,114
83,420	Huntington Growth Fund, Trust Shares	2,160,587
88,916	Huntington Income Equity Fund, Trust Shares	1,986,378
116,533	Huntington Intermediate Government Income Fund, Trust Shares	1,293,512
180,525	Huntington International Equity Fund, Trust Shares	2,047,158
70,836	Huntington Mid Corp America Fund, Trust Shares	970,450
80,141	Huntington Mortgage Securities Fund, Trust Shares	739,706
63,926	Huntington Short/Intermediate Fixed Income Securities Fund, Trust Shares	1,291,306
41,610	Huntington Situs Fund, Trust Shares	975,336
Total Mutual Funds (Cost $14,818,695)		16,271,327

Shares		Value

Exchange-Traded Funds — 9.4%
65,247	Huntington US Equity Rotation Strategy ETF (a)	$1,709,472
Total Exchange-Traded Funds (Cost $1,722,191)		1,709,472
Cash Equivalents — 1.3%
229,492	Huntington U.S. Treasury Money Market Fund, Trust Shares, 0.050% (a) (b)	229,492
Total Cash Equivalents (Cost $229,492)		229,492
Total Investments (Cost $16,770,378) — 100.1%		18,210,291
Liabilities in Excess of Other Assets — (0.1)%		(18,416)
Net Assets — 100.0%		$18,191,875
(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2012.

ETF — Exchange-Traded Fund

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Conservative Allocation Fund	December 31, 2012

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Fixed Income Mutual Funds[1]	74.5%
Equity Mutual Funds[1]	21.6%
Exchange-Traded Funds[1]	3.6%
Cash[1]	0.3%
Total	100.0%
[1]	Investments in affiliated funds.

Portfolio holdings and allocations are subject to change. As of December 31, 2012, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Shares		Value

Mutual Funds — 97.5% (a)
11,214	Huntington Disciplined Equity Fund, Trust Shares	$109,900
6,169	Huntington Dividend Capture Fund, Trust Shares	58,540
72,138	Huntington Fixed Income Securities Fund, Trust Shares	1,638,243
3,919	Huntington Global Select Markets Fund, Trust Shares	40,486
8,568	Huntington Growth Fund, Trust Shares	221,908
9,133	Huntington Income Equity Fund, Trust Shares	204,022
68,849	Huntington Intermediate Government Income Fund, Trust Shares	764,224
18,548	Huntington International Equity Fund, Trust Shares	210,329
7,276	Huntington Mid Corp America Fund, Trust Shares	99,676
47,348	Huntington Mortgage Securities Fund, Trust Shares	437,018
37,768	Huntington Short/Intermediate Fixed Income Securities Fund, Trust Shares	762,913
4,274	Huntington Situs Fund, Trust Shares	100,194
Total Mutual Funds (Cost $4,335,549)		4,647,453

Shares		Value

Exchange-Traded Funds — 3.7%
6,702	Huntington US Equity Rotation Strategy ETF (a)	$175,592
Total Exchange-Traded Funds (Cost $173,915)		175,592
Cash Equivalents — 0.3%
15,912	Huntington U.S. Treasury Money Market Fund, Trust Shares, 0.050% (a) (b)	15,912
Total Cash Equivalents (Cost $15,912)		15,912
Total Investments (Cost $4,525,376) — 101.5%		4,838,957
Liabilities in Excess of Other Assets — (1.5)%		(71,777)
Net Assets — 100.0%		$4,767,180
(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2012.

ETF — Exchange-Traded	Fund

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Growth Allocation Fund	December 31, 2012

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Equity Mutual Funds[1]	73.4%
Fixed Income Mutual Funds[1]	13.3%
Exchange-Traded Funds[1]	12.3%
Cash[1]	1.0%
Total	100.0%
[1]	Investments in affiliated funds.

Portfolio holdings and allocations are subject to change. As of December 31, 2012, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Shares		Value

Mutual Funds — 86.6% (a)
103,853	Huntington Disciplined Equity Fund, Trust Shares	$1,017,758
57,116	Huntington Dividend Capture Fund, Trust Shares	542,030
34,981	Huntington Fixed Income Securities Fund, Trust Shares	794,425
36,284	Huntington Global Select Markets Fund, Trust Shares	374,815
79,345	Huntington Growth Fund, Trust Shares	2,055,026
84,570	Huntington Income Equity Fund, Trust Shares	1,889,296
33,387	Huntington Intermediate Government Income Fund, Trust Shares	370,597
171,671	Huntington International Equity Fund, Trust Shares	1,946,752
67,374	Huntington Mid Corp America Fund, Trust Shares	923,021
22,961	Huntington Mortgage Securities Fund, Trust Shares	211,931
18,315	Huntington Short/Intermediate Fixed Income Securities Fund, Trust Shares	369,966
39,572	Huntington Situs Fund, Trust Shares	927,573
Total Mutual Funds (Cost $9,959,019)		11,423,190

Shares		Value

Exchange-Traded Funds — 12.3%
62,055	Huntington US Equity Rotation Strategy ETF (a)	$1,625,841
Total Exchange-Traded Funds (Cost $1,624,551)		1,625,841
Cash Equivalents — 1.0%
131,237	Huntington U.S. Treasury Money Market Fund, Trust Shares, 0.050% (a) (b)	131,237
Total Cash Equivalents (Cost $131,237)		131,237
Total Investments (Cost $11,714,807) — 99.9%		13,180,268
Other Assets in Excess of Liabilities — 0.1%		10,190
Net Assets — 100.0%		$13,190,458
(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2012.

ETF — Exchange-Traded	Fund

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Statements of Assets and Liabilities

December 31, 2012

	Huntington Tax Free Money Market Fund	Huntington Money Market Fund	Huntington Ohio Municipal Money Market Fund	Huntington U.S. Treasury Money Market Fund
Assets:
Investments, at cost	$74,379,803	$346,332,439	$131,738,287	$845,845,096
Investments, at value	$74,379,803	$294,278,239	$131,738,287	$470,392,296
Investments in affiliated securities, at value	—	—	—	—
Investments in repurchase agreements, at cost	—	52,054,200	—	375,452,800
Total investments	74,379,803	346,332,439	131,738,287	845,845,096
Cash	—	71	—	86
Foreign currencies, at value (Cost $-, $-, $-, $-, $-, $-, $18, $-, $- and $980)	—	—	—	—
Income receivable	60,548	167,621	93,636	433,628
Receivable for investments sold	—	—	—	—
Receivable for shares sold	—	223,455	—	—
Receivable from advisor	15,218	52,603	23,393	82,075
Tax reclaims receivable	—	—	—	—
Prepaid expenses and other assets	9,040	19,895	13,706	16,395
Total assets	74,464,609	346,796,084	131,869,022	846,377,280
Liabilities:
Payable for return of collateral on loaned securities	—	—	—	—
Payable to custodian	—	—	26	—
Options written, at value (premium received $-, $-, $-, $-, $1,271,242, $40,579, $-, $-, $- and $-)	—	—	—	—
Income distribution payable	626	2,341	784	22,009
Payable for investments purchased	349,802	—	—	—
Payable for shares redeemed	—	—	—	—
Accrued expenses and other payables:
Investment advisor fees	—	—	—	—
Administration fees	11,782	57,537	21,610	92,282
Custodian fees	1,382	6,709	3,097	6,927
Financial administration fees	1,556	2,255	1,559	599
Distribution services fee	—	—	—	4,016
Shareholder services fee	—	—	—	—
Transfer agent fees	5,913	19,804	9,442	10,294
Professional fees	8,124	44,085	16,896	29,893
Printing and postage	2,038	45,207	5,557	10,715
Compliance service fees	762	4,060	1,579	2,978
Other	555	2,209	881	2,086
Total Liabilities	382,540	184,207	61,431	181,799
Net Assets	$74,082,069	$346,611,877	$131,807,591	$846,195,481

Net Assets consist of:
Paid in capital	$74,212,917	$346,788,947	$132,102,119	$846,196,468
Net unrealized appreciation of investments, options and translations of assets and liabilities in foreign currency	—	—	—	—
Accumulated net realized gain (loss) on investments, options and foreign currency transactions	(131,697)	(177,140)	(294,657)	(882)
Accumulated net investment income (loss)	849	70	129	(105)
Net Assets	$74,082,069	$346,611,877	$131,807,591	$846,195,481

Net Assets:
Trust Shares	$57,317,090	$240,924,196	$58,279,492	$737,310,368
Class A Shares	$16,764,979	$105,687,681	$73,528,099	$108,885,113
Shares Outstanding: (unlimited number of shares authorized, no par value):
Trust Shares	57,416,549	241,527,410	58,445,063	737,284,695
Class A Shares	16,797,171	105,708,583	73,650,033	108,914,208
Net Asset Value, Redemption Price and Offering Price Per Share:
Trust Shares	$1.00	$1.00	$1.00	$1.00
Class A Shares	$1.00	$1.00	$1.00	$1.00
Offering Price Per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share:
Class A Shares	—	—	—	—
Maximum Sales Charge:
Class A Shares	—	—	—	—

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Disciplined Equity Fund	Huntington Dividend Capture Fund	Huntington Global Select Markets Fund	Huntington Growth Fund	Huntington Income Equity Fund	Huntington International Equity Fund

$82,129,786	$194,523,873	$39,385,987	$115,136,300	$139,737,132	$250,169,544
$89,450,074	$198,349,511	$40,254,636	$132,038,054	$151,108,073	$285,095,694
5,903,706	3,354,143	1,038,116	1,621,894	1,391,488	10,717,674
—	—	—	—	—	—
95,353,780	201,703,654	41,292,752	133,659,948	152,499,561	295,813,368
—	17,337	—	—	—	21,742
—	—	22	—	—	968
102,894	403,886	28,700	92,904	407,360	441,081
—	—	—	28,764,909	—	51,750
44,972	224,325	11	101,366	161,793	147,261
—	—	—	—	—	—
—	—	21,859	—	—	330,732
15,265	13,899	15,672	15,380	15,057	16,443
95,516,911	202,363,101	41,359,016	162,634,507	153,083,771	296,823,345

—	9,634,051	1,593,389	1,390,967	15,044,485	1,478,160
—	—	—	—	—	—
1,169,878	30,600	—	—	—	—
—	—	—	—	—	—
—	—	573,094	25,721,557	—	—
251,608	243,990	13,436	186,263	160,659	445,430

45,108	34,966	30,393	68,453	68,318	248,926
14,793	29,611	6,014	20,787	20,746	45,354
2,196	3,259	5,469	3,220	2,693	9,433
2,990	2,092	5,186	1,473	1,578	4,359
1,655	9,755	86	1,638	1,273	1,918
20,298	40,629	8,252	28,522	28,466	62,232
7,915	24,989	5,594	17,151	14,320	21,673
6,863	14,748	3,455	10,089	10,157	22,479
5,487	3,511	1,133	6,925	4,881	13,981
894	1,862	399	1,295	1,278	2,843
339	608	1,331	665	601	381
1,530,024	10,074,671	2,247,231	27,459,005	15,359,455	2,357,169
$93,986,887	$192,288,430	$39,111,785	$135,175,502	$137,724,316	$294,466,176

$91,060,998	$200,334,384	$39,185,683	$116,216,106	$136,470,866	$262,659,183
13,325,358	7,189,760	1,905,173	18,523,648	12,762,500	45,649,631
(10,399,935)	(15,192,573)	(1,871,907)	435,748	(11,596,841)	(13,795,898)
466	(43,141)	(107,164)	—	87,791	(46,740)
$93,986,887	$192,288,430	$39,111,785	$135,175,502	$137,724,316	$294,466,176

$86,382,200	$145,945,793	$38,695,736	$127,544,641	$131,708,050	$285,361,206
$7,604,687	$46,342,637	$416,049	$7,630,861	$6,016,266	$9,104,970

8,816,677	15,375,070	3,745,787	4,924,269	5,894,797	25,163,969
777,676	4,885,375	40,301	304,390	269,154	808,691

$9.80	$9.49	$10.33	$25.90	$22.34	$11.34
$9.78	$9.49	$10.32	$25.07	$22.35	$11.26

$10.27	$9.96	$10.83	$26.32	$23.46	$11.82

4.75%	4.75%	4.75%	4.75%	4.75%	4.75%

Annual Shareholder Report

Statements of Assets and Liabilities (Continued)

December 31, 2012

	Huntington Mid Corp America Fund	Huntington Real Strategies Fund	Huntington Rotating Markets Fund	Huntington Situs Fund
Assets:
Investments, at cost	$96,418,285	$118,966,016	$42,492,290	$163,408,250
Investments, at value	$137,012,260	$112,382,430	$40,987,305	$244,384,270
Investments in affiliated securities, at value	3,531,522	5,395,632	1,385,688	3,588,928
Investments in controlled affiliated securities, at value	—	1,143,804	—	—
Total investments	140,543,782	118,921,866	42,372,993	247,973,198
Cash	—	—	487	—
Foreign currencies, at value (Cost $-, $-, $-, $1, $-, $-, $-, $- and $-)	—	—	—	6
Income receivable	163,938	138,068	16,466	123,842
Receivable for investments sold	—	—	—	—
Receivable for shares sold	62,619	106,135	43,265	695,712
Tax reclaims receivable	—	—	—	25,797
Prepaid expenses and other assets	15,952	10,233	8,517	22,363
Total assets	140,786,291	119,176,302	42,441,728	248,840,918
Liabilities:
Payable for return of collateral on loaned securities	6,116,911	20,507,976	1,839,691	25,978,626
Options written, at value (premium received $-, $-, $-, $187,571, $-, $-, $-, $- and $-)	—	—	—	103,750
Income distribution payable	—	—	—	—
Payable for investments purchased	—	1,190	—	1,048,437
Payable for shares redeemed	106,407	80,201	3,276	181,515
Accrued expenses and other payables:
Investment advisor fees	87,454	61,267	16,827	138,447
Administration fees	21,245	14,884	6,131	33,633
Custodian fees	3,543	2,007	984	4,667
Financial administration fees	2,277	1,295	1,274	4,042
Distribution services fee	1,935	456	490	5,939
Shareholder services fee	29,151	20,423	8,413	46,149
Transfer agent fees	20,145	8,761	7,091	24,010
Professional fees	10,444	7,593	2,913	16,028
Printing and postage	8,829	3,897	1,606	11,309
Compliance service fees	1,361	962	372	2,021
Other	629	544	194	523
Total Liabilities	6,410,331	20,711,456	1,889,262	27,599,096
Net Assets	$134,375,960	$98,464,846	$40,552,466	$221,241,822

Net Assets consist of:
Paid in capital	$88,817,734	$116,995,801	$40,737,136	$136,563,845
Net unrealized appreciation (depreciation) of investments, options and translations of assets and liabilities in foreign currency	44,125,497	(44,150)	(119,297)	84,649,778
Accumulated net realized gain (loss) on investments, options and foreign currency transactions	1,217,332	(17,494,899)	(76,219)	(207,262)
Accumulated net investment income (loss)	215,397	(991,906)	10,846	235,461
Net Assets	$134,375,960	$98,464,846	$40,552,466	$221,241,822

Net Assets:
Trust Shares	$125,258,304	$96,292,013	$38,262,618	$192,756,951
Class A Shares	$9,117,656	$2,172,833	$2,289,848	$28,484,871
Shares Outstanding: (unlimited number of shares authorized, no par value):
Trust Shares	9,143,725	12,972,713	3,662,737	8,222,435
Class A Shares	692,095	292,511	220,982	1,247,157
Net Asset Value, Redemption Price and Offering Price Per Share:
Trust Shares	$13.70	$7.42	$10.45	$23.44
Class A Shares	$13.17	$7.43	$10.36	$22.84
Offering Price Per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share:
Class A Shares	$13.83	$7.80	$10.88	$23.98
Maximum Sales Charge:
Class A Shares	4.75%	4.75%	4.75%	4.75%

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Fixed Income Securities Fund	Huntington Intermediate Government Income Fund	Huntington Mortgage Securities Fund	Huntington Ohio Tax-Free Fund	Huntington Short/Intermediate Fixed Income Securities Fund

$288,341,530	$113,099,665	$72,748,897	$51,864,087	$193,646,127
$303,602,831	$118,527,443	$75,195,632	$54,074,216	$195,763,391
5,299,225	2,607,089	3,940,040	—	2,150,783
—	—	—	—	—
308,902,056	121,134,532	79,135,672	54,074,216	197,914,174
—	—	119	—	—
—	—	—	—	—
3,593,705	607,743	263,018	377,662	1,320,090
—	808	528	—	—
127,295	43,567	40,756	60	54,583
—	—	—	—	—
21,536	12,833	11,197	9,372	16,440
312,644,592	121,799,483	79,451,290	54,461,310	199,305,287

—	—	705,024	—	—
—	—	—	—	—
308,485	104,265	—	74,888	166,547
—	—	—	261,785	—
67,135	42,434	34,276	21,571	6,536

132,600	52,697	34,010	23,040	84,438
48,319	19,202	12,393	8,395	30,769
7,163	3,399	3,055	1,437	5,382
5,580	7,062	6,692	11,089	5,263
2,015	1,132	1,011	721	2,443
66,300	26,348	17,004	11,520	42,219
17,210	9,143	7,511	6,212	9,451
22,902	8,481	7,784	5,700	14,227
16,095	4,682	2,692	1,688	6,826
2,995	1,193	829	519	1,983
1,430	781	110	337	1,299
698,229	280,819	832,391	428,902	377,383
$311,946,363	$121,518,664	$78,618,899	$54,032,408	$198,927,904

$290,453,994	$113,187,711	$72,034,266	$51,473,327	$194,608,100
20,560,526	8,034,867	6,386,775	2,210,129	4,268,047
951,811	107,049	203,065	348,952	51,757
(19,968)	189,037	(5,207)	—	—
$311,946,363	$121,518,664	$78,618,899	$54,032,408	$198,927,904

$302,441,645	$116,280,333	$73,818,158	$50,551,771	$187,744,422
$9,504,718	$5,238,331	$4,800,741	$3,480,637	$11,183,482

13,315,431	10,475,309	7,997,155	2,304,084	9,294,855
418,497	472,007	516,894	158,749	553,587

$22.71	$11.10	$9.23	$21.94	$20.20
$22.71	$11.10	$9.29	$21.93	$20.20
$23.59	$11.53	$9.65	$22.78	$20.51

3.75%	3.75%	3.75%	3.75%	1.50%

Annual Shareholder Report

Statements of Assets and Liabilities (Continued)

December 31, 2012

	Huntington Balanced Allocation Fund	Huntington Conservative Allocation Fund	Huntington Growth Allocation Fund
Assets:
Investments, at cost	$16,770,378	$4,525,376	$11,714,807
Investments in affiliated securities, at value	$18,210,291	$4,838,957	$13,180,268
Total investments	18,210,291	4,838,957	13,180,268
Income receivable	8,609	5,154	2,454
Receivable for shares sold	30,350	38,131	21,643
Receivable from advisor	4,480	2,155	4,893
Prepaid expenses and other assets	4,792	4,265	4,569
Total assets	18,258,522	4,888,662	13,213,827
Liabilities:
Income distribution payable	4,388	1,133	4,025
Payable for shares redeemed	40,858	113,805	2,527
Accrued expenses and other payables:
Administration fees	2,772	742	2,000
Custodian fees	269	346	309
Financial administration fees	426	425	425
Distribution services fee	3,804	1,018	2,744
Transfer agent fees	10,167	3,255	8,277
Professional fees	1,324	533	976
Printing and postage	2,319	40	1,850
Compliance service fees	171	95	124
Other	149	90	112
Total Liabilities	66,647	121,482	23,369
Net Assets	$18,191,875	$4,767,180	$13,190,458

Net Assets consist of:
Paid in capital	$16,316,853	$4,401,609	$11,324,131
Net unrealized appreciation of investments, options and translations of assets and liabilities in foreign currency	1,439,913	313,581	1,465,461
Accumulated net realized gain on investments, options and foreign currency transactions	434,412	51,990	400,866
Accumulated net investment income (loss)	697	—	—
Net Assets	$18,191,875	$4,767,180	$13,190,458

Net Assets:
Class A Shares	$18,191,875	$4,767,180	$13,190,458
Shares Outstanding: (unlimited number of shares authorized, no par value):
Class A Shares	1,655,601	522,827	1,213,651
Net Asset Value, Redemption Price and Offering Price Per Share:
Class A Shares	$10.99	$9.12	$10.87
Offering Price Per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share:
Class A Shares	$11.54	$9.57	$11.41
Maximum Sales Charge:
Class A Shares	4.75%	4.75%	4.75%

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

[THIS PAGE INTENTIONALLY LEFT BLANK]

Statements of Operations

Year Ended December 31, 2012

	Huntington Tax Free Money Market Fund	Huntington Money Market Fund	Huntington Ohio Municipal Money Market Fund	Huntington U.S. Treasury Money Market Fund
Investment Income:
Dividend income	$575	$74,977	$998	$—
Dividend income from affiliated securities	—	—	—	—
Interest income	179,295	893,313	295,031	350,366
Income from securities lending, net(a)	—	—	—	—
Foreign dividend taxes withheld	—	—	—	—
Total investment income	179,870	968,290	296,029	350,366
Expenses:
Investment advisor fees	235,958	1,205,214	427,077	704,613
Administration fees	143,304	731,997	259,377	641,894
Custodian fees	21,381	108,304	38,460	92,440
Transfer and dividend disbursing agent fees and expenses	30,882	75,864	37,196	50,305
Trustees’ fees	6,421	32,778	11,751	28,194
Professional fees	22,332	116,979	39,745	81,023
Financial administration fees	4,055	5,254	4,032	1,516
Distribution services fee—Class A Shares	46,356	249,946	201,286	191,628
Shareholder services fee—Trust Shares	150,276	575,694	154,613	689,134
Shareholder services fee—Class A Shares	46,356	249,946	201,286	191,628
State registration costs	30,464	30,128	31,235	33,458
Offering costs	—	—	—	—
Printing and postage	4,610	77,014	9,004	19,885
Insurance premiums	4,417	13,101	6,268	12,319
Compliance service fees	3,009	15,208	5,592	11,408
Line of credit fees and interest expense	1,796	8,821	2,916	6,808
Other	24,534	40,605	28,064	65,572
Recoupment of prior expenses waived/reimbursed by investment advisor	—	—	—	—
Total expenses	776,151	3,536,853	1,457,902	2,821,825
Investment advisory fees waived	(235,958)	(1,205,214)	(427,077)	(704,613)
Distribution fees waived	(46,356)	(249,946)	(201,286)	(185,920)
Shareholder servicing fees waived	(196,632)	(825,640)	(355,899)	(880,762)
Reimbursement from advisor	(126,066)	(328,192)	(192,007)	(728,994)
Net expenses	171,139	927,861	281,633	321,536
Net investment income	8,731	40,429	14,396	28,830
Net Realized/Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized gain (loss) on investment transactions	205	(163,708)	(1,213)	67
Net realized gain (loss) on option transactions	—	—	—	—
Net realized loss on foreign currency transactions	—	—	—	—
Net realized gain (loss) on investments, options and foreign currency transactions	205	(163,708)	(1,213)	67
Net change in unrealized appreciation of investments, options and translation of assets and liabilities in foreign currency	—	—	—	—
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	205	(163,708)	(1,213)	67
Change in net assets resulting from operations	$8,936	$(123,279)	$13,183	$28,897

(a)	Income from securities lending is net of ($-, $-, $-, $-, $-, $9,042, $6,405, $5,651, $3,616 and $41,063) expenses paid to Huntington Bank.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Disciplined Equity Fund	Huntington Dividend Capture Fund	Huntington Global Select Markets Fund	Huntington Growth Fund	Huntington Income Equity Fund	Huntington International Equity Fund

$2,059,026	$8,351,333	$809,028	$2,621,350	$6,331,943	$8,907,226
910	540	139	626	321	1,904
—	—	160,694	—	—	—
—	49,753	30,770	28,234	23,071	198,142
—	(114,536)	(44,116)	(15,319)	(140,691)	(972,394)
2,059,936	8,287,090	956,515	2,634,891	6,214,644	8,134,878

543,668	1,300,716	415,446	813,677	763,380	2,807,135
165,093	315,985	75,694	247,085	231,812	511,456
25,955	46,695	56,167	36,696	34,230	116,172
34,219	101,093	29,564	67,294	54,471	77,796
6,467	14,384	4,470	11,172	10,520	23,357
25,319	51,514	12,098	37,789	36,762	80,061
7,709	5,867	19,428	4,234	4,375	21,029
18,260	94,088	1,051	19,986	14,667	21,826
208,269	339,484	102,810	319,047	303,409	679,958
18,260	94,088	1,051	19,986	14,667	21,826
19,346	27,903	26,544	27,453	27,016	27,872
33,450	—	—	—	—	—
12,080	26,418	2,683	12,611	12,595	22,283
4,786	6,274	3,571	5,709	5,357	9,404
3,554	6,703	1,608	5,224	4,855	11,231
1,551	3,078	812	3,485	2,459	5,402
5,948	12,457	8,439	9,933	9,194	23,007

—	—	29,744	—	—	—
1,133,934	2,446,747	791,180	1,641,381	1,529,769	4,459,815
(24,912)	(254,226)	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
1,109,022	2,192,521	791,180	1,641,381	1,529,769	4,459,815
950,914	6,094,569	165,335	993,510	4,684,875	3,675,063

944,784	8,102,441	(1,843,004)	4,518,009	3,378,253	659,549
(10,286,095)	149,295	236,247	89,622	208,107	—
—	—	(52,564)	—	(23,075)	(607,613)

(9,341,311)	8,251,736	(1,659,321)	4,607,631	3,563,285	51,936

8,777,939	2,647,533	5,612,636	7,401,161	4,345,968	33,598,528

(563,372)	10,899,269	3,953,315	12,008,792	7,909,253	33,650,464
$387,542	$16,993,838	$4,118,650	$13,002,302	$12,594,128	$37,325,527

Annual Shareholder Report

Statements of Operations (Continued)

Year Ended December 31, 2012

	Huntington Mid Corp America Fund	Huntington Real Strategies Fund	Huntington Rotating Markets Fund	Huntington Situs Fund
Investment Income:
Dividend income	$2,276,446	$1,961,972	$733,473	$3,367,496
Dividend income from affiliated securities	766	267,108	129	700
Interest income	—	—	—	—
Income from securities lending, net(a)	121,620	702,041	8,902	238,795
Foreign dividend taxes withheld	(7,703)	(96,066)	(1,445)	(8,390)
Total investment income	2,391,129	2,835,055	741,059	3,598,601
Expenses:
Investment advisor fees	1,057,513	727,180	200,488	1,539,700
Administration fees	256,903	176,655	73,057	374,041
Custodian fees	35,147	25,277	10,861	59,784
Transfer and dividend disbursing agent fees and expenses	69,824	39,092	32,843	94,288
Trustees’ fees	11,344	8,024	3,303	17,132
Professional fees	54,201	36,054	11,240	58,576
Financial administration fees	5,621	3,529	4,447	20,633
Distribution services fee—Class A Shares	21,149	5,000	6,125	62,812
Shareholder services fee—Trust Shares	331,355	237,394	94,119	450,422
Shareholder services fee—Class A Shares	21,149	5,000	6,125	62,812
State registration costs	46,006	28,354	25,924	28,521
Printing and postage	26,104	6,984	3,826	20,986
Insurance premiums	7,405	4,977	3,427	7,445
Compliance service fees	5,225	3,685	1,573	8,188
Line of credit fees and interest expense	3,531	1,973	799	4,291
Other	10,191	33,953	2,951	17,155
Total expenses	1,962,668	1,343,131	481,108	2,826,786
Net investment income	428,461	1,491,924	259,951	771,815
Net Realized/Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized gain on investment transactions	16,918,500	1,531,796	8,738,493	5,445,342
Net realized gain on option transactions	—	337,144	—	1,057,428
Net realized loss on foreign currency transactions	—	—	(91)	(10,254)
Net realized gain on investments, options and foreign currency transactions	16,918,500	1,868,940	8,738,402	6,492,516
Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	2,610,302	1,336,944	(6,562,094)	37,169,548
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	19,528,802	3,205,884	2,176,308	43,662,064
Change in net assets resulting from operations	$19,957,263	$4,697,808	$2,436,259	$44,433,879

(a)	Income from securities lending is net of ($31,268, $149,933, $1,507, $49,349, $-, $-, $564, $- and $- ) expenses paid to Huntington Bank.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Fixed Income Securities Fund	Huntington Intermediate Government Income Fund	Huntington Mortgage Securities Fund	Huntington Ohio Tax-Free Fund	Huntington Short/Intermediate Fixed Income Securities Fund

$498,705	$—	$321,749	$37	$—
853	462	503	—	344
10,389,698	4,073,942	2,824,849	1,737,245	5,053,632
—	—	2,946	—	—
—	—	(84)	—	—
10,889,256	4,074,404	3,149,963	1,737,282	5,053,976

1,556,445	690,956	523,367	279,080	1,109,394
567,164	251,782	190,713	101,696	404,260
84,627	38,138	29,572	15,327	59,990
63,955	42,612	38,112	31,085	45,574
25,781	11,474	8,720	4,622	18,373
88,788	37,013	29,094	15,892	57,744
16,422	21,031	26,910	33,210	15,824
21,397	13,009	11,529	8,010	27,761
756,826	332,469	250,154	131,530	526,936
21,397	13,009	11,529	8,010	27,761
29,833	32,686	29,840	28,015	29,539
26,399	9,037	6,105	3,743	12,149
10,372	6,089	5,183	3,841	8,871
11,846	4,977	3,719	2,160	8,036
6,070	2,821	2,211	1,111	4,649
18,240	8,719	9,038	3,764	13,606
3,305,562	1,515,822	1,175,796	671,096	2,370,467
7,583,694	2,558,582	1,974,167	1,066,186	2,683,509

3,821,523	538,950	2,666,188	1,310,617	1,265,862
—	—	—	—	—
—	—	(51)	—	—
3,821,523	538,950	2,666,137	1,310,617	1,265,862
777,910	(645,661)	(1,286,525)	(236,909)	(40,547)
4,599,433	(106,711)	1,379,612	1,073,708	1,225,315
$12,183,127	$2,451,871	$3,353,779	$2,139,894	$3,908,824

Annual Shareholder Report

Statements of Operations (Continued)

Year Ended December 31, 2012

	Huntington Balanced Allocation Fund	Huntington Conservative Allocation Fund	Huntington Growth Allocation Fund
Investment Income:
Dividend income from affiliated securities	$339,254	$144,937	$220,120
Total investment income	339,254	144,937	220,120
Expenses:
Investment advisor fees	20,425	7,614	14,901
Administration fees	37,214	13,872	27,150
Custodian fees	2,269	1,054	1,738
Transfer and dividend disbursing agent fees and expenses	40,838	16,464	33,483
Trustees’ fees	1,683	622	1,219
Professional fees	5,458	1,964	3,926
Financial administration fees	1,136	1,136	1,136
Distribution services fee-Class A Shares	51,062	19,034	37,253
State registration costs	6,955	7,173	7,304
Printing and postage	8,683	2,756	7,776
Insurance premiums	3,121	2,806	2,955
Compliance service fees	659	227	453
Line of credit fees and interest expense	500	253	381
Other	1,452	1,002	1,425
Total expenses	181,455	75,977	141,100
Investment advisory fees waived	(20,425)	(7,614)	(14,901)
Reimbursement from advisor	(21,625)	(7,573)	(31,965)
Net expenses	139,405	60,790	94,234
Net investment income	199,849	84,147	125,886
Net Realized/Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized gain on investment transactions of affiliates	1,945,715	847,999	1,993,339
Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	(96,551)	(405,122)	59,471
Net realized and unrealized gain on investments, options and foreign currency transactions	1,849,164	442,877	2,052,810
Change in net assets resulting from operations	$2,049,013	$527,024	$2,178,696

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

[THIS PAGE INTENTIONALLY LEFT BLANK]

Statements of Changes in Net Assets

	Huntington Tax Free Money Market Fund		Huntington Money Market Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations—
Net investment income	$8,731	$8,164	$40,429	$42,252
Net realized gain (loss) on investments, options and foreign currency transactions	205	(2,595)	(163,708)	1,625
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	—	—	—	—
Net increase (decrease) in net assets resulting from operations	8,936	5,569	(123,279)	43,877
Distributions to Shareholders—
From and/or excess of net investment income:
Trust Shares	(6,023)	(6,724)	(23,192)	(21,900)
Class A Shares	(1,859)	(1,440)	(10,010)	(12,137)
Interfund Shares	—	—	(7,157)	(8,215)
From net realized gain on investments:
Trust Shares	—	—	—	—
Class A Shares	—	—	—	—
Change in net assets resulting from distributions to shareholders	(7,882)	(8,164)	(40,359)	(42,252)
Change in net assets resulting from capital transactions	(17,947,325)	9,573,351	(87,148,541)	38,243,528
Change in net assets	(17,946,271)	9,570,756	(87,312,179)	38,245,153
Net Assets
Beginning of period	92,028,340	82,457,584	433,924,056	395,678,903
End of period	$74,082,069	$92,028,340	$346,611,877	$433,924,056

Accumulated net investment income (loss) included in net assets at end of period	$849	$—	$70	$—
Capital Transactions:
Trust Shares
Shares Sold	$56,902,494	$67,664,242	$716,193,750	$773,485,556
Shares issued in connection with the tax-free transfer of assets from Common Trust Fund	—	—	—	—
Dividends reinvested	—	—	503	354
Shares redeemed	(72,732,681)	(61,434,072)	(737,240,395)	(726,400,546)
Total Trust Shares	(15,830,187)	6,230,170	(21,046,142)	47,085,364
Class A Shares
Shares Sold	56,740,268	58,167,655	287,718,828	261,065,458
Shares issued in connection with the tax-free transfer of assets from Common Trust Fund	—	—	—	—
Dividends reinvested	347	342	7,974	9,269
Shares redeemed	(58,857,753)	(54,824,816)	(279,941,190)	(298,113,211)
Total Class A Shares	(2,117,138)	3,343,181	7,785,612	(37,038,484)
Interfund Shares
Shares Sold	—	—	403,044,413	417,315,494
Shares redeemed	—	—	(476,932,424)	(389,118,846)
Total Interfund Shares	—	—	(73,888,011)	28,196,648
Net change resulting from capital transactions	$(17,947,325)	$9,573,351	$(87,148,541)	$38,243,528
Share Transactions:
Trust Shares
Shares Sold	56,902,494	67,664,242	716,193,750	773,485,556
Shares issued in connection with the tax-free transfer of assets from Common Trust Fund	—	—	—	—
Dividends reinvested	—	—	503	354
Shares redeemed	(72,732,681)	(61,434,072)	(737,206,459)	(726,400,546)
Total Trust Shares	(15,830,187)	6,230,170	(21,012,206)	47,085,364
Class A Shares
Shares Sold	56,740,268	58,167,655	287,718,828	261,065,458
Shares issued in connection with the tax-free transfer of assets from Common Trust Fund	—	—	—	—
Dividends reinvested	347	342	7,974	9,269
Shares redeemed	(58,857,753)	(54,824,816)	(279,926,202)	(298,113,211)
Total Class A Shares	(2,117,138)	3,343,181	7,800,600	(37,038,484)
Interfund Shares
Shares Sold	—	—	402,995,491	417,315,494
Shares redeemed	—	—	(476,932,423)	(389,118,846)
Total Interfund Shares	—	—	(73,936,932)	28,196,648
Net change resulting from share transactions	(17,947,325)	9,573,351	(87,148,538)	38,243,528

(a)	For the period August 1, 2011 (commencement of operations) to December 31, 2011.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Ohio Municipal Money Market Fund		Huntington U.S. Treasury Money Market Fund		Huntington Disciplined Equity Fund
Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011 (a)

$14,396	$16,680	$28,830	$29,996	$950,914	$247,125
(1,213)	(40,071)	67	6,373	(9,341,311)	(1,058,624)
—	—	—	—	8,777,939	(26,485)
13,183	(23,391)	28,897	36,369	387,542	(837,984)

(6,202)	(5,621)	(28,863)	(23,538)	(892,663)	(266,766)
(8,065)	(11,059)	—	(6,145)	(57,785)	(21,232)
—	—	—	—	—	—

—	—	—	(8,142)	—	—
—	—	—	(3,375)	—	—
(14,267)	(16,680)	(28,863)	(41,200)	(950,448)	(287,998)
(13,261,003)	(53,022,242)	511,287,647	(52,802,464)	23,594,794	72,080,981
(13,262,087)	(53,062,313)	511,287,681	(52,807,295)	23,031,888	70,954,999

145,069,678	198,131,991	334,907,800	387,715,095	70,954,999	—
$131,807,591	$145,069,678	$846,195,481	$334,907,800	$93,986,887	$70,954,999

$129	$—	$(105)	$(72)	$466	$—

$123,063,456	$126,996,635	$1,109,564,739	$648,652,822	$41,393,993	$21,204,767
—	—	—	—	—	48,595,623
15	13	—	8,142	218,645	24,187
(125,995,370)	(146,794,278)	(623,958,239)	(709,824,569)	(20,003,257)	(3,438,144)
(2,931,899)	(19,797,630)	485,606,500	(61,163,605)	21,609,381	66,386,433

130,273,917	548,673,359	265,702,247	197,411,425	3,540,272	5,789,312
—	—	—	—	—	10
4,139	6,629	—	4,581	48,941	17,894
(140,607,160)	(581,904,600)	(240,021,100)	(189,054,865)	(1,603,800)	(112,668)
(10,329,104)	(33,224,612)	25,681,147	8,361,141	1,985,413	5,694,548

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
$(13,261,003)	$(53,022,242)	$511,287,647	$(52,802,464)	$23,594,794	$72,080,981

123,063,456	126,996,635	1,109,564,739	648,652,822	4,144,406	2,143,223
—	—	—	—	—	4,859,562
15	13	—	8,142	22,494	2,460
(125,995,370)	(146,794,278)	(623,958,239)	(709,824,569)	(2,007,308)	(348,160)
(2,931,899)	(19,797,630)	485,606,500	(61,163,605)	2,159,592	6,657,085

130,273,917	548,673,359	265,702,247	197,411,425	355,559	587,829
—	—	—	—	—	1
4,139	6,629	—	4,581	5,040	1,822
(140,607,160)	(581,904,600)	(240,021,699)	(189,054,265)	(161,132)	(11,443)
(10,329,104)	(33,224,612)	25,680,548	8,361,741	199,467	578,209

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
(13,261,003)	(53,022,242)	511,287,048	(52,801,864)	2,359,059	7,235,294

Annual Shareholder Report

Statements of Changes in Net Assets (Continued)

	Huntington Dividend Capture Fund		Huntington Global Select Markets Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations—
Net investment income	$6,094,569	$4,501,614	$165,335	$315,881
Net realized gain (loss) on investments, options and foreign currency transactions	8,251,736	7,699,867	(1,659,321)	497,541
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	2,647,533	(4,530,906)	5,612,636	(8,647,406)
Net increase (decrease) in net assets resulting from operations	16,993,838	7,670,575	4,118,650	(7,833,984)
Distributions to Shareholders—
From and/or excess of net investment income:
Trust Shares	(5,565,125)	(3,761,305)	(159,357)	(187,151)
Class A Shares	(1,525,931)	(724,300)	(642)	(276)
From net realized gain on investments:
Trust Shares	—	—	—	(593,451)
Class A Shares	—	—	—	(8,008)
From return of capital:
Trust Shares	—	—	—	—
Class A Shares	—	—	—	—
Change in net assets resulting from distributions to shareholders	(7,091,056)	(4,485,605)	(159,999)	(788,886)
Change in net assets resulting from capital transactions	37,745,146	23,049,868	(4,258,786)	6,059,221
Change in net assets	47,647,928	26,234,838	(300,135)	(2,563,649)
Net Assets
Beginning of period	144,640,502	118,405,664	39,411,920	41,975,569
End of period	$192,288,430	$144,640,502	$39,111,785	$39,411,920

Accumulated net investment income (loss) included in net assets at end of period	$(43,141)	$37,108	$(107,164)	$(16,915)
Capital Transactions:
Trust Shares
Shares Sold	$40,172,943	$32,050,584	$10,312,738	$12,307,401
Dividends reinvested	3,233,036	2,070,087	84,555	411,825
Shares redeemed	(23,219,956)	(19,607,001)	(14,476,689)	(6,510,892)
Total Trust Shares	20,186,023	14,513,670	(4,079,396)	6,208,334
Class A Shares
Shares Sold	22,580,560	11,825,724	67,677	340,116
Dividends reinvested	1,291,922	635,178	580	7,714
Shares redeemed	(6,313,359)	(3,924,704)	(247,647)	(496,943)
Total Class A Shares	17,559,123	8,536,198	(179,390)	(149,113)
Net change resulting from capital transactions	$37,745,146	$23,049,868	$(4,258,786)	$6,059,221
Share Transactions:
Trust Shares
Shares Sold	4,271,135	3,598,324	1,026,696	1,145,551
Dividends reinvested	343,572	233,205	8,241	44,429
Shares redeemed	(2,461,311)	(2,182,272)	(1,440,815)	(626,131)
Total Trust Shares	2,153,396	1,649,257	(405,878)	563,849
Class A Shares
Shares Sold	2,403,076	1,337,708	6,708	30,193
Dividends reinvested	137,278	71,696	57	838
Shares redeemed	(669,608)	(440,854)	(24,303)	(48,403)
Total Class A Shares	1,870,746	968,550	(17,538)	(17,372)
Net change resulting from share transactions	4,024,142	2,617,807	(423,416)	546,477

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Growth Fund		Huntington Income Equity Fund		Huntington International Equity Fund
Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

$993,510	$254,102	$4,684,875	$3,740,028	$3,675,063	$3,803,378
4,607,631	2,647,005	3,563,285	3,950,748	51,936	9,790,649
7,401,161	(6,371,707)	4,345,968	(193,285)	33,598,528	(49,158,771)
13,002,302	(3,470,600)	12,594,128	7,497,491	37,325,527	(35,564,744)

(1,018,815)	—	(4,338,945)	(3,684,539)	(4,653,459)	(3,152,983)
(45,103)	—	(194,157)	(181,417)	(125,919)	(75,222)

(5,675,876)	(445,352)	—	—	—	—
(359,556)	(29,303)	—	—	—	—

—	—	—	—	(94,060)	—
—	—	—	—	(2,989)	—
(7,099,350)	(474,655)	(4,533,102)	(3,865,956)	(4,876,427)	(3,228,205)
1,601,548	(724,066)	10,150,918	8,869,137	(2,006,776)	(4,611,886)
7,504,500	(4,669,321)	18,211,944	12,500,672	30,442,324	(43,404,835)

127,671,002	132,340,323	119,512,372	107,011,700	264,023,852	307,428,687
$135,175,502	$127,671,002	$137,724,316	$119,512,372	$294,466,176	$264,023,852

$—	$274,078	$87,791	$—	$(46,740)	$1,808,148

$24,365,943	$19,681,244	$29,782,777	$21,812,192	$52,256,824	$45,417,973
4,073,038	267,140	2,304,326	1,916,821	1,568,036	1,022,412
(26,472,457)	(20,052,189)	(22,127,076)	(14,202,169)	(55,721,464)	(49,868,098)
1,966,524	(103,805)	9,960,027	9,526,844	(1,896,604)	(3,427,713)

841,494	764,285	835,914	489,422	1,968,828	1,180,536
377,113	26,996	181,480	172,508	106,396	64,241
(1,583,583)	(1,411,542)	(826,503)	(1,319,637)	(2,185,396)	(2,428,950)
(364,976)	(620,261)	190,891	(657,707)	(110,172)	(1,184,173)
$1,601,548	$(724,066)	$10,150,918	$8,869,137	$(2,006,776)	$(4,611,886)

902,650	770,849	1,339,802	1,048,330	4,794,798	4,037,721
156,456	11,053	104,419	92,008	139,629	102,037
(977,812)	(787,063)	(994,295)	(680,027)	(5,136,796)	(4,505,642)
81,294	(5,161)	449,926	460,311	(202,369)	(365,884)

31,701	30,660	37,777	23,485	185,750	103,553
14,993	1,152	8,219	8,264	9,542	6,456
(60,738)	(56,960)	(37,614)	(63,577)	(204,547)	(220,778)
(14,044)	(25,148)	8,382	(31,828)	(9,255)	(110,769)
67,250	(30,309)	458,308	428,483	(211,624)	(476,653)

Annual Shareholder Report

Statements of Changes in Net Assets (Continued)

	Huntington Mid Corp America Fund		Huntington Real Strategies Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations—
Net investment income (loss)	$428,461	$23,935	$1,491,924	$654,257
Net realized gain (loss) on investments, options and foreign currency transactions	16,918,500	18,097,557	1,868,940	(709,068)
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	2,610,302	(21,804,829)	1,336,944	(10,531,268)
Net increase (decrease) in net assets resulting from operations	19,957,263	(3,683,337)	4,697,808	(10,586,079)
Distributions to Shareholders—
From and/or excess of net investment income:
Trust Shares	(149,997)	(97,655)	(1,285,857)	(899,313)
Class A Shares	—	—	(24,146)	(13,736)
From net realized gain on investments:
Trust Shares	(17,640,298)	(12,319,260)	—	—
Class A Shares	(1,242,961)	(639,236)	—	—
Change in net assets resulting from distributions to shareholders	(19,033,256)	(13,056,151)	(1,310,003)	(913,049)
Change in net assets resulting from capital transactions	4,718,571	(3,322,751)	597,559	13,113,232
Change in net assets	5,642,578	(20,062,239)	3,985,364	1,614,104
Net Assets
Beginning of period	128,733,382	148,795,621	94,479,482	92,865,378
End of period	$134,375,960	$128,733,382	$98,464,846	$94,479,482

Accumulated net investment income (loss) included in net assets at end of period	$215,397	$5,876	$(991,906)	$(915,791)
Capital Transactions:
Trust Shares
Shares Sold	$13,827,713	$18,588,560	$20,221,413	$37,420,468
Shares issued in connection with merger	13,560,775	—	—	—
Dividends reinvested	6,759,528	4,371,336	408,815	258,126
Shares redeemed	(31,979,155)	(26,171,585)	(20,138,159)	(24,780,098)
Total Trust Shares	2,168,861	(3,211,689)	492,069	12,898,496
Class A Shares
Shares Sold	603,617	664,160	600,612	705,556
Shares issued in connection with merger	2,975,148	—	—	—
Dividends reinvested	1,210,525	616,095	20,226	12,963
Shares redeemed	(2,239,580)	(1,391,317)	(515,348)	(503,783)
Total Class A Shares	2,549,710	(111,062)	105,490	214,736
Net change resulting from capital transactions	$4,718,571	$(3,322,751)	$597,559	$13,113,232
Share Transactions:
Trust Shares
Shares Sold	798,431	1,166,714	2,703,233	4,740,773
Shares issued in connection with merger	964,397	—	—	—
Dividends reinvested	500,075	328,570	56,002	36,254
Shares redeemed	(1,992,180)	(1,661,809)	(2,713,598)	(3,210,607)
Total Trust Shares	270,723	(166,525)	45,637	1,566,420
Class A Shares
Shares Sold	32,860	43,592	80,216	85,751
Shares issued in connection with merger	218,019	—	—	—
Dividends reinvested	93,189	47,722	2,771	1,818
Shares redeemed	(146,351)	(89,497)	(70,324)	(64,265)
Total Class A Shares	197,717	1,817	12,663	23,304
Net change resulting from share transactions	468,440	(164,708)	58,300	1,589,724

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Rotating Markets Fund		Huntington Situs Fund		Huntington Fixed Income Securities Fund
Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

$259,951	$539,094	$771,815	$(581,219)	$7,583,694	$7,762,353

8,738,402	629,341	6,492,516	8,676,937	3,821,523	4,032,626

(6,562,094)	1,308,609	37,169,548	(14,992,446)	777,910	5,839,115
2,436,259	2,477,044	44,433,879	(6,896,728)	12,183,127	17,634,094

(758,865)	(100,111)	(325,001)	—	(7,395,799)	(7,570,193)
(39,134)	(954)	—	—	(187,895)	(192,160)

(4,850,052)	—	(5,957,785)	—	(2,812,485)	(4,143,613)
(309,983)	—	(901,370)	—	(87,923)	(118,667)

(5,958,034)	(101,065)	(7,184,156)	—	(10,484,102)	(12,024,633)

6,656,674	(4,287,636)	(4,551,643)	(11,860,698)	10,923,774	1,347,901
3,134,899	(1,911,657)	32,698,080	(18,757,426)	12,622,799	6,957,362

37,417,567	39,329,224	188,543,742	207,301,168	299,323,564	292,366,202
$40,552,466	$37,417,567	$221,241,822	$188,543,742	$311,946,363	$299,323,564

$10,846	$539,093	$235,461	$(155,891)	$(19,968)	$(16,774)

$6,366,986	$3,900,442	$35,261,454	$34,971,497	$89,501,492	$68,344,071
—	—	—	—	—	—
3,965,424	67,159	2,781,390	—	4,976,640	5,506,054
(3,795,494)	(7,875,296)	(44,258,695)	(46,157,899)	(84,907,102)	(72,071,979)
6,536,916	(3,907,695)	(6,215,851)	(11,186,402)	9,571,030	1,778,146

404,293	257,504	11,402,172	5,596,096	3,201,216	1,931,458
—	—	—	—	—	—
345,792	928	718,866	—	236,380	251,171
(630,327)	(638,373)	(10,456,830)	(6,270,392)	(2,084,852)	(2,612,874)
119,758	(379,941)	1,664,208	(674,296)	1,352,744	(430,245)
$6,656,674	$(4,287,636)	$(4,551,643)	$(11,860,698)	$10,923,774	$1,347,901

565,034	353,974	1,603,245	1,699,623	3,926,861	3,043,221
—	—	—	—	—	—
374,798	5,790	121,716	—	218,067	244,585
(316,263)	(704,813)	(2,010,143)	(2,260,429)	(3,719,536)	(3,212,395)
623,569	(345,049)	(285,182)	(560,806)	425,392	75,411

33,519	22,904	525,642	281,070	139,993	85,665
—	—	—	—	—	—
32,970	81	32,367	—	10,361	11,160
(52,598)	(57,171)	(486,707)	(318,174)	(91,472)	(116,908)
13,891	(34,186)	71,302	(37,104)	58,882	(20,083)
637,460	(379,235)	(213,880)	(597,910)	484,274	55,328

Annual Shareholder Report

Statements of Changes in Net Assets (Continued)

	Huntington Intermediate Government Income Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations—
Net investment income	$2,558,582	$3,112,888
Net realized gain on investments, options and foreign currency transactions	538,950	385,408
Net change in unrealized appreciation of investments and foreign currency transactions	(645,661)	3,095,131
Net increase in net assets resulting from operations	2,451,871	6,593,427
Distributions to Shareholders—
From and/or excess of net investment income:
Trust Shares	(2,679,518)	(3,130,811)
Class A Shares	(91,998)	(100,933)
From net realized gain on investments:
Trust Shares	(119,827)	(243,420)
Class A Shares	(5,540)	(8,818)
Change in net assets resulting from distributions to shareholders	(2,896,883)	(3,483,982)
Change in net assets resulting from capital transactions	(17,016,952)	15,726,741
Change in net assets	(17,461,964)	18,836,186
Net Assets
Beginning of period	138,980,628	120,144,442
End of period	$121,518,664	$138,980,628

Accumulated net investment income (loss) included in net assets at end of period	$189,037	$55,015
Capital Transactions:
Trust Shares
Shares Sold	$23,029,934	$31,715,627
Dividends reinvested	1,394,820	1,774,826
Shares redeemed	(41,870,812)	(17,822,795)
Total Trust Shares	(17,446,058)	15,667,658
Class A Shares
Shares Sold	1,630,219	1,381,276
Dividends reinvested	81,811	92,463
Shares redeemed	(1,282,924)	(1,414,656)
Total Class A Shares	429,106	59,083
Net change resulting from capital transactions	$(17,016,952)	$15,726,741
Share Transactions:
Trust Shares
Shares Sold	2,068,338	2,898,201
Dividends reinvested	125,215	161,097
Shares redeemed	(3,754,805)	(1,617,949)
Total Trust Shares	(1,561,252)	1,441,349
Class A Shares
Shares Sold	146,311	125,356
Dividends reinvested	7,344	8,399
Shares redeemed	(115,206)	(129,148)
Total Class A Shares	38,449	4,607
Net change resulting from share transactions	(1,522,803)	1,445,956

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Mortgage Securities Fund		Huntington Ohio Tax-Free Fund		Huntington Short/Intermediate Fixed Income Securities Fund
Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

$1,974,167	$2,669,878	$1,066,186	$1,073,310	$2,683,509	$3,081,317
2,666,137	93,954	1,310,617	362,402	1,265,862	827,430
(1,286,525)	2,273,738	(236,909)	2,185,575	(40,547)	599,081
3,353,779	5,037,570	2,139,894	3,621,287	3,908,824	4,507,828

(2,535,226)	(3,164,131)	(1,012,511)	(1,018,866)	(2,576,124)	(2,985,572)
(106,188)	(119,222)	(53,675)	(54,444)	(107,385)	(95,745)

(491,462)	—	(978,245)	(343,755)	—	—
(31,853)	—	(63,005)	(21,841)	—	—
(3,164,729)	(3,283,353)	(2,107,436)	(1,438,906)	(2,683,509)	(3,081,317)
(30,102,651)	6,036,305	230,660	(346,421)	(27,238,642)	19,396,728
(29,913,601)	7,790,522	263,118	1,835,960	(26,013,327)	20,823,239

108,532,500	100,741,978	53,769,290	51,933,330	224,941,231	204,117,992
$78,618,899	$108,532,500	$54,032,408	$53,769,290	$198,927,904	$224,941,231

$(5,207)	$(11,193)	$—	$(187)	$—	$—

$22,299,497	$18,868,700	$15,045,712	$10,430,577	$68,828,660	$66,951,627
1,094,220	1,349,960	165,244	136,228	662,525	878,814
(53,882,025)	(14,633,514)	(15,321,574)	(10,741,564)	(98,661,516)	(49,955,588)
(30,488,308)	5,585,146	(110,618)	(174,759)	(29,170,331)	17,874,853

1,439,782	1,083,210	831,863	782,345	4,842,752	2,850,984
125,643	101,070	93,631	64,269	105,494	93,552
(1,179,768)	(733,121)	(584,216)	(1,018,276)	(3,016,557)	(1,422,661)
385,657	451,159	341,278	(171,662)	1,931,689	1,521,875
$(30,102,651)	$6,036,305	$230,660	$(346,421)	$(27,238,642)	$19,396,728

2,389,996	2,118,175	680,696	485,519	3,405,258	3,344,127
117,258	146,729	7,478	6,330	32,779	43,770
(5,751,919)	(1,658,877)	(691,230)	(503,886)	(4,879,412)	(2,487,971)
(3,244,665)	606,027	(3,056)	(12,037)	(1,441,375)	899,926

153,113	117,347	37,704	36,252	239,572	141,855
13,420	10,918	4,241	2,983	5,217	4,660
(125,517)	(79,294)	(26,431)	(47,983)	(149,321)	(70,786)
41,016	48,971	15,514	(8,748)	95,468	75,729
(3,203,649)	654,998	12,458	(20,785)	(1,345,907)	975,655

Annual Shareholder Report

Statements of Changes in Net Assets (Continued)

	Huntington Balanced Allocation Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations—
Net investment income	$199,849	$245,948
Net realized gain on investments, options and foreign currency transactions	1,945,715	374,595
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	(96,551)	(762,769)
Net increase (decrease) in net assets resulting from operations	2,049,013	(142,226)
Distributions to Shareholders—
From and/or excess of net investment income:
Class A Shares	(195,879)	(248,774)
From net realized gain on investments:
Class A Shares	(1,634,017)	(269,854)
Change in net assets resulting from distributions to shareholders	(1,829,896)	(518,628)
Change in net assets resulting from capital transactions	(9,669,159)	3,646,786
Change in net assets	(9,450,042)	2,985,932
Net Assets
Beginning of period	27,641,917	24,655,985
End of period	$18,191,875	$27,641,917

Accumulated net investment income (loss) included in net assets at end of period	$697	$(2,275)
Capital Transactions:
Shares
Shares Sold	$4,756,802	$7,107,781
Dividends reinvested	1,725,282	506,384
Shares redeemed	(16,151,243)	(3,967,379)
Total Shares	(9,669,159)	3,646,786
Net change resulting from capital transactions	$(9,669,159)	$3,646,786
Share Transactions:
Shares
Shares Sold	401,594	605,947
Dividends reinvested	156,281	44,859
Shares redeemed	(1,341,396)	(343,104)
Total Shares	(783,521)	307,702
Net change resulting from share transactions	(783,521)	307,702

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Conservative Allocation Fund		Huntington Growth Allocation Fund
Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

$84,147	$219,151	$125,886	$133,794
847,999	162,459	1,993,339	353,889
(405,122)	(14,265)	59,471	(1,007,581)
527,024	367,345	2,178,696	(519,898)

(84,937)	(219,159)	(127,525)	(132,455)

(858,976)	(116,841)	(1,685,603)	(272,255)
(943,913)	(336,000)	(1,813,128)	(404,710)
(10,360,220)	673,063	(8,793,409)	3,410,873
(10,777,109)	704,408	(8,427,841)	2,486,265

15,544,289	14,839,881	21,618,299	19,132,034
$4,767,180	$15,544,289	$13,190,458	$21,618,299

$—	$664	$—	$1,537

$2,358,583	$2,181,503	$4,045,897	$4,824,443
875,337	331,192	1,747,429	396,051
(13,594,140)	(1,839,632)	(14,586,735)	(1,809,621)
(10,360,220)	673,063	(8,793,409)	3,410,873
$(10,360,220)	$673,063	$(8,793,409)	$3,410,873

215,570	202,069	332,783	398,784
94,671	30,758	160,209	35,088
(1,237,186)	(171,085)	(1,167,770)	(155,795)
(926,945)	61,742	(674,778)	278,077
(926,945)	61,742	(674,778)	278,077

Annual Shareholder Report

Financial Highlights

Money Market Funds

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments		Total from investment operations		Distributions from net investment income		Distributions from net realized gain on investment transactions		Total distributions
HUNTINGTON TAX FREE MONEY MARKET FUND
Trust Shares
2008	$1.00	0.02		—	(2)	0.02		(0.02)		—		(0.02)
2009	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2010	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2011	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2012	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
Class A Shares
2008	$1.00	0.02		—	(2)	0.02		(0.02)		—		(0.02)
2009	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—	(2)	—	(2)
2010	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2011	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2012	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
HUNTINGTON MONEY MARKET FUND
Trust Shares
2008	$1.00	0.02		—	(2)	0.02		(0.02)		—		(0.02)
2009	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2010	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2011	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2012	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
Class A Shares
2008	$1.00	0.01		—	(2)	0.01		(0.01)		—		(0.01)
2009	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2010	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2011	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2012	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
Interfund Shares
2008	$1.00	0.02		—	(2)	0.02		(0.02)		—		(0.02)
2009	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2010	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2011	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2012(3)	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
(1)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(2)	Amount is less than $0.005.
(3)	For the period January 1, 2012 to November 28, 2012. All of the assets of the Interfund shares were redeemed on November 28, 2012. As of December 31, 2012, the Interfund shares are available for purchase; however the balance remains zero.
(4)	Not annualized.
(5)	Computed on an annualized basis.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(1)		Net Assets, end of period (000 omitted)

$1.00	1.86%		0.88%		1.75%		0.88%		$144,861
$1.00	0.10%		0.78%		0.12%		0.89%		$76,805
$1.00	0.01%		0.44%		0.01%		0.89%		$66,919
$1.00	0.01%		0.30%		0.01%		0.92%		$73,147
$1.00	0.01%		0.22%		0.01%		0.93%		$57,317

$1.00	1.61%		1.13%		1.48%		1.13%		$38,466
$1.00	0.03%		0.87%		0.03%		1.15%		$21,709
$1.00	0.01%		0.45%		0.01%		1.16%		$15,539
$1.00	0.01%		0.30%		0.01%		1.17%		$18,882
$1.00	0.01%		0.22%		0.01%		1.18%		$16,765

$1.00	1.59%		0.80%		1.53%		0.80%		$779,158
$1.00	0.01%		0.45%		0.02%		0.87%		$260,720
$1.00	0.01%		0.31%		0.01%		0.88%		$214,981
$1.00	0.01%		0.24%		0.01%		0.84%		$262,067
$1.00	0.01%		0.23%		0.01%		0.86%		$240,924

$1.00	1.34%		1.04%		1.48%		1.04%		$299,329
$1.00	0.01%		0.42%		0.01%		1.12%		$135,260
$1.00	0.01%		0.32%		0.01%		1.13%		$134,974
$1.00	0.01%		0.24%		0.01%		1.09%		$97,936
$1.00	0.01%		0.23%		0.01%		1.11%		$105,688

$1.00	1.85%		0.55%		1.91%		0.55%		$36,102
$1.00	0.03%		0.37%		0.03%		0.63%		$62,376
$1.00	0.01%		0.31%		0.01%		0.63%		$45,724
$1.00	0.01%		0.24%		0.01%		0.59%		$73,921
$1.00	0.01	%(4)	0.23	%(5)	0.01	%(5)	0.61	%(5)	$—

Annual Shareholder Report

Financial Highlights (Continued)

Money Market Funds (Continued)

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments		Total from investment operations		Distributions from net investment income		Distributions from net realized gain on investment transactions		Total distributions
HUNTINGTON OHIO MUNICIPAL MONEY MARKET FUND
Trust Shares
2008	$1.00	0.02		—	(2)	0.02		(0.02)		—		(0.02)
2009	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2010	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2011	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2012	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
Class A Shares
2008	$1.00	0.02		—	(2)	0.02		(0.02)		—		(0.02)
2009	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2010	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2011	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2012	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
HUNTINGTON U.S. TREASURY MONEY MARKET FUND
Trust Shares
2008	$1.00	0.01		—	(2)	0.01		(0.01)		—		(0.01)
2009	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2010	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2011	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—	(2)	—	(2)
2012	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
Class A Shares
2008	$1.00	0.01		—	(2)	0.01		(0.01)		—		(0.01)
2009	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2010	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2011	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—	(2)	—	(2)
2012	$1.00	—	(2)	—	(2)	—	(2)	—		—		—
(1)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(2)	Amount is less than $0.005.
(3)	Rounds to less than 0.005%.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(1)	Net Assets, end of period (000 omitted)

$1.00	1.81%	0.83%	1.73%		0.83%	$312,467
$1.00	0.12%	0.78%	0.14%		0.89%	$142,956
$1.00	0.01%	0.42%	0.01%		0.88%	$81,023
$1.00	0.01%	0.28%	0.01%		0.84%	$61,212
$1.00	0.01%	0.20%	0.01%		0.88%	$58,279

$1.00	1.56%	1.08%	1.54%		1.08%	$106,617
$1.00	0.02%	0.82%	0.02%		1.14%	$112,048
$1.00	0.01%	0.41%	0.01%		1.12%	$117,109
$1.00	0.01%	0.28%	0.01%		1.09%	$83,858
$1.00	0.01%	0.20%	0.01%		1.13%	$73,528

$1.00	0.93%	0.69%	0.93%		0.76%	$583,050
$1.00	0.01%	0.20%	0.01%		0.79%	$261,263
$1.00	0.01%	0.15%	0.01%		0.76%	$312,870
$1.00	0.01%	0.07%	0.01%		0.74%	$251,704
$1.00	0.01%	0.09%	0.01%		0.74%	$737,310

$1.00	0.74%	0.83%	0.67%		0.98%	$126,485
$1.00	0.01%	0.20%	0.01%		1.03%	$54,935
$1.00	0.01%	0.15%	0.01%		1.01%	$74,845
$1.00	0.01%	0.07%	0.01%		0.99%	$83,204
$1.00	—%	0.09%	—	%(3)	0.99%	$108,885

Annual Shareholder Report

Financial Highlights (Continued)

Equity Funds

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Distributions from return of capital	Total distributions
HUNTINGTON DISCIPLINED EQUITY FUND
Trust Shares
2011(4)	$10.00	0.04	(0.19)	(0.15)	(0.04)	—	—	(0.04)
2012	$9.81	0.10	(0.01)	0.09	(0.10)	—	—	(0.10)
Class A Shares
2011(4)	$10.00	0.02	(0.19)	(0.17)	(0.04)	—	—	(0.04)
2012	$9.79	0.08	(0.02)	0.06	(0.07)	—	—	(0.07)
HUNTINGTON DIVIDEND CAPTURE FUND
Trust Shares
2008	$9.89	0.40	(3.18)	(2.78)	(0.39)	(0.12)	(0.03)	(0.54)
2009	$6.57	0.29	1.31	1.60	(0.29)	—	(0.02)	(0.31)
2010	$7.86	0.25	0.83	1.08	(0.25)	—	—	(0.25)
2011	$8.69	0.30	0.22	0.52	(0.30)	—	—	(0.30)
2012	$8.91	0.33	0.63	0.96	(0.38)	—	—	(0.38)
Class A Shares
2008	$9.89	0.38	(3.18)	(2.80)	(0.37)	(0.12)	(0.03)	(0.52)
2009	$6.57	0.27	1.31	1.58	(0.27)	—	(0.02)	(0.29)
2010	$7.86	0.23	0.83	1.06	(0.23)	—	—	(0.23)
2011	$8.69	0.28	0.21	0.49	(0.28)	—	—	(0.28)
2012	$8.90	0.30	0.65	0.95	(0.36)	—	—	(0.36)
(1)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.
(2)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(3)	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(4)	Reflects operations for the period from August 1, 2011 (commencement of operations) to December 31, 2011.
(5)	Not Annualized.
(6)	Computed on an annualized basis.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return(1)		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(2)		Net Assets, end of period (000 omitted)	Portfolio turnover rate(3)

$9.81	(1.50	)%(5)	1.20	%(6)	0.98	%(6)	1.33	%(6)	$65,294	3	%(5)
$9.80	0.91%		1.20%		1.07%		1.23%		$86,382	9%

$9.79	(1.73	)%(5)	1.45	%(6)	0.72	%(6)	1.58	%(6)	$5,661	3	%(5)
$9.78	0.67%		1.45%		0.82%		1.48%		$7,605	9%

$6.57	(29.26)%		1.31%		4.56%		1.31%		$60,162	66%
$7.86	25.24%		1.41%		4.37%		1.41%		$74,593	99%
$8.69	13.99%		1.40%		3.05%		1.40%		$100,622	115%
$8.91	6.03%		1.36%		3.40%		1.36%		$117,798	143%
$9.49	10.87%		1.21%		3.55%		1.36%		$145,946	109%

$6.57	(29.41)%		1.56%		4.18%		1.56%		$5,094	66%
$7.86	24.93%		1.66%		4.10%		1.66%		$5,473	99%
$8.69	13.72%		1.64%		2.82%		1.64%		$17,784	115%
$8.90	5.65%		1.61%		3.19%		1.61%		$26,843	143%
$9.49	10.72%		1.46%		3.37%		1.61%		$46,343	109%

Annual Shareholder Report

Financial Highlights (Continued)

Equity Funds (Continued)

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Distributions from return of capital	Total distributions
HUNTINGTON GLOBAL SELECT MARKETS FUND
Trust Shares
2009(4)	$10.00	— (5)	— (5)	— (5)	—	—	—	—
2010	$10.00	0.03	1.55	1.58	(0.11)	—	(0.01)	(0.12)
2011	$11.46	0.08	(1.99)	(1.91)	(0.05)	(0.14)	—	(0.19)
2012	$9.36	0.04	0.97	1.01	(0.04)	—	—	(0.04)
Class A Shares
2009(4)	$10.00	— (5)	— (5)	— (5)	—	—	—	—
2010	$10.00	0.01	1.53	1.54	(0.09)	—	(0.02)	(0.11)
2011	$11.43	0.04	(1.97)	(1.93)	— (5)	(0.14)	—	(0.14)
2012	$9.36	0.01	0.97	0.98	(0.02)	—	—	(0.02)
HUNTINGTON GROWTH FUND
Trust Shares
2008	$35.01	0.05	(12.12)	(12.07)	(0.04)	(3.19)	—	(3.23)
2009	$19.71	0.01	3.45	3.46	— (5)	—	—	— (5)
2010	$23.17	0.01	2.36	2.37	— (5)	—	—	— (5)
2011	$25.54	0.05	(0.72)	(0.67)	—	(0.09)	—	(0.09)
2012	$24.78	0.20	2.35	2.55	(0.21)	(1.22)	—	(1.43)
Class A Shares
2008	$34.31	(0.03)	(11.83)	(11.86)	— (5)	(3.19)	—	(3.19)
2009	$19.26	(0.04)	3.37	3.33	—	—	—	—
2010	$22.59	(0.03)	2.27	2.24	— (5)	—	—	— (5)
2011	$24.83	(0.01)	(0.70)	(0.71)	—	(0.09)	—	(0.09)
2012	$24.03	0.14	2.27	2.41	(0.15)	(1.22)	—	(1.37)
(1)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.
(2)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(3)	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(4)	Reflects operations for the period from December 30, 2009 (commencement of operations) to December 31, 2009.
(5)	Amount is less than $0.005.
(6)	Not Annualized.
(7)	Computed on an annualized basis.
(8)	Ratios include recoupment of fees waived in prior periods.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return(1)		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(2)		Net Assets, end of period (000 omitted)	Portfolio turnover rate(3)

$10.00	—	%(6)	1.83	%(7)	(1.46	)%(7)	1.83	%(7)	$1	—	%(6)
$11.46	15.85%		1.90%		0.40%		2.19%		$41,116	45%
$9.36	(16.67)%		1.79%		0.71%		1.79%		$38,871	110%
$10.33	10.82%		1.90	%(8)	0.40%		1.90	%(8)	$38,696	97%

$10.00	—	%(6)	2.19	%(7)	(2.92	)%(7)	2.19	%(7)	$1	—	%(6)
$11.43	15.38%		2.16%		0.20%		2.44%		$860	45%
$9.36	(16.80)%		2.04%		0.48%		2.04%		$541	110%
$10.32	10.43%		2.15	%(8)	0.09%		2.15	%(8)	$416	97%

$19.71	(37.76)%		1.15%		0.15%		1.15%		$129,745	83%
$23.17	17.58%		1.20%		0.03%		1.20%		$140,206	120%
$25.54	10.23%		1.23%		0.04%		1.23%		$123,809	292%
$24.78	(2.61)%		1.19%		0.21%		1.19%		$120,019	137%
$25.90	10.30%		1.20%		0.75%		1.20%		$127,545	136%

$19.26	(37.92)%		1.40%		(0.11)%		1.40%		$5,436	83%
$22.59	17.29%		1.45%		(0.22)%		1.45%		$6,096	120%
$24.83	9.92%		1.47%		(0.15)%		1.47%		$8,532	292%
$24.03	(2.84)%		1.44%		(0.03)%		1.44%		$7,652	137%
$25.07	10.02%		1.45%		0.50%		1.45%		$7,631	136%

Annual Shareholder Report

Financial Highlights (Continued)

Equity Funds (Continued)

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Distributions from return of capital	Total distributions
HUNTINGTON INCOME EQUITY FUND
Trust Shares
2008	$26.46	0.55	(10.54)	(9.99)	(0.54)	(0.11)	(0.03)	(0.68)
2009	$15.79	0.47	2.87	3.34	(0.47)	—	(0.01)	(0.48)
2010	$18.65	0.49	1.62	2.11	(0.48)	—	—	(0.48)
2011	$20.28	0.70	0.69	1.39	(0.72)	—	—	(0.72)
2012	$20.95	0.81	1.37	2.18	(0.79)	—	—	(0.79)
Class A Shares
2008	$26.46	0.51	(10.54)	(10.03)	(0.49)	(0.11)	(0.03)	(0.63)
2009	$15.80	0.44	2.86	3.30	(0.43)	—	(0.01)	(0.44)
2010	$18.66	0.44	1.62	2.06	(0.43)	—	—	(0.43)
2011	$20.29	0.65	0.68	1.33	(0.67)	—	—	(0.67)
2012	$20.95	0.76	1.37	2.13	(0.73)	—	—	(0.73)
HUNTINGTON INTERNATIONAL EQUITY FUND
Trust Shares
2008	$15.01	0.17	(6.36)	(6.19)	(0.13)	(0.47)	—	(0.60)
2009	$8.22	0.17	2.52	2.69	(0.10)	(0.02)	—	(0.12)
2010	$10.79	0.13	0.70	0.83	(0.09)	—	—	(0.09)
2011	$11.53	0.15	(1.47)	(1.32)	(0.12)	—	—	(0.12)
2012	$10.09	0.14	1.30	1.44	(0.19)	—	— (3)	(0.19)
Class A Shares
2008	$14.90	0.13	(6.29)	(6.16)	(0.11)	(0.47)	—	(0.58)
2009	$8.16	0.13	2.51	2.64	(0.06)	(0.02)	—	(0.08)
2010	$10.72	0.08	0.73	0.81	(0.08)	—	—	(0.08)
2011	$11.45	0.13	(1.47)	(1.34)	(0.09)	—	—	(0.09)
2012	$10.02	0.12	1.28	1.40	(0.16)	—	— (3)	(0.16)
(1)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.
(2)	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(3)	Amount is less than $0.005.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Net Assets, end of period (000 omitted)	Portfolio turnover rate(2)

$15.79	(38.35)%	1.16%	2.60%	1.16%	$89,815	88%
$18.65	21.92%	1.22%	3.05%	1.22%	$104,433	90%
$20.28	11.59%	1.22%	2.59%	1.22%	$101,076	89%
$20.95	6.92%	1.19%	3.36%	1.19%	$114,048	197%
$22.34	10.50%	1.19%	3.69%	1.19%	$131,708	203%

$15.80	(38.47)%	1.41%	2.34%	1.41%	$3,214	88%
$18.66	21.60%	1.47%	2.83%	1.47%	$3,271	90%
$20.29	11.31%	1.47%	2.39%	1.47%	$5,935	89%
$20.95	6.60%	1.44%	3.08%	1.44%	$5,464	197%
$22.35	10.27%	1.44%	3.44%	1.44%	$6,016	203%

$8.22	(41.73)%	1.57%	1.37%	1.57%	$191,163	21%
$10.79	32.84%	1.59%	1.68%	1.59%	$322,427	26%
$11.53	7.72%	1.59%	1.14%	1.59%	$296,797	41%
$10.09	(11.40)%	1.56%	1.28%	1.56%	$255,832	39%
$11.34	14.28%	1.58%	1.32%	1.58%	$285,361	25%

$8.16	(41.88)%	1.82%	1.13%	1.82%	$6,929	21%
$10.72	32.45%	1.84%	1.28%	1.84%	$7,547	26%
$11.45	7.54%	1.84%	0.86%	1.84%	$10,631	41%
$10.02	(11.67)%	1.81%	1.03%	1.81%	$8,192	39%
$11.26	14.00%	1.83%	1.06%	1.83%	$9,105	25%

Annual Shareholder Report

Financial Highlights (Continued)

Equity Funds (Continued)

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Distributions from return of capital	Total distributions
HUNTINGTON MID CORP AMERICA FUND
Trust Shares
2008	$16.31	0.02	(5.98)	(5.96)	(0.01)	(0.41)	—	(0.42)
2009	$9.93	0.04	3.20	3.24	(0.04)	—	—	(0.04)
2010	$13.13	0.01	3.00	3.01	(0.01)	(0.50)	—	(0.51)
2011	$15.63	0.01	(0.43)	(0.42)	(0.01)	(1.44)	—	(1.45)
2012	$13.76	0.05	1.95	2.00	(0.02)	(2.04)	—	(2.06)
Class A Shares
2008	$16.00	(0.02)	(5.84)	(5.86)	—	(0.41)	—	(0.41)
2009	$9.73	0.01	3.12	3.13	(0.01)	—	—	(0.01)
2010	$12.85	(0.01)	2.91	2.90	—	(0.50)	—	(0.50)
2011	$15.25	(0.03)	(0.41)	(0.44)	—	(1.44)	—	(1.44)
2012	$13.37	0.01	1.83	1.84	—	(2.04)	—	(2.04)
HUNTINGTON REAL STRATEGIES FUND
Trust Shares
2008	$10.79	0.05 (3)	(5.86)	(5.81)	(0.05)	—	(0.03)	(0.08)
2009	$4.90	0.04	1.54	1.58	(0.06)	—	—	(0.06)
2010	$6.42	0.02	1.59	1.61	(0.04)	—	—	(0.04)
2011	$7.99	0.05	(0.82)	(0.77)	(0.07)	—	—	(0.07)
2012	$7.15	0.11	0.26	0.37	(0.10)	—	—	(0.10)
Class A Shares
2008	$10.78	0.03 (3)	(5.85)	(5.82)	(0.02)	—	(0.02)	(0.04)
2009	$4.92	0.03	1.54	1.57	(0.06)	—	—	(0.06)
2010	$6.43	0.01	1.59	1.60	(0.03)	—	—	(0.03)
2011	$8.00	0.03	(0.82)	(0.79)	(0.05)	—	—	(0.05)
2012	$7.16	0.09	0.26	0.35	(0.08)	—	—	(0.08)
(1)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.
(2)	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(3)	Per share net investment income (loss) has been calculated using the average shares method.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Net Assets, end of period (000 omitted)	Portfolio turnover rate(2)

$9.93	(37.51)%	1.31%	0.10%	1.31%	$87,843	18%
$13.13	32.59%	1.36%	0.30%	1.36%	$131,638	12%
$15.63	22.94%	1.36%	0.08%	1.36%	$141,282	19%
$13.76	(2.37)%	1.32%	0.03%	1.32%	$122,124	25%
$13.70	14.70%	1.38%	0.32%	1.38%	$125,258	18%

$9.73	(37.62)%	1.56%	(0.16)%	1.56%	$2,875	18%
$12.85	32.19%	1.61%	0.04%	1.61%	$3,608	12%
$15.25	22.61%	1.61%	(0.13)%	1.61%	$7,513	19%
$13.37	(2.56)%	1.57%	(0.23)%	1.57%	$6,610	25%
$13.17	13.94%	1.63%	0.08%	1.63%	$9,118	18%

$4.90	(53.87)%	1.38%	0.65%	1.38%	$35,110	72%
$6.42	32.33%	1.38%	0.82%	1.38%	$72,641	36%
$7.99	25.09%	1.35%	0.27%	1.35%	$90,813	22%
$7.15	(9.64)%	1.35%	0.66%	1.35%	$92,475	60%
$7.42	5.20%	1.35%	1.54%	1.35%	$96,292	30%

$4.92	(53.95)%	1.63%	0.39%	1.63%	$514	72%
$6.43	31.82%	1.63%	0.64%	1.63%	$1,114	36%
$8.00	24.85%	1.60%	0.03%	1.60%	$2,052	22%
$7.16	(9.88)%	1.60%	0.39%	1.60%	$2,004	60%
$7.43	4.96%	1.60%	1.30%	1.60%	$2,173	30%

Annual Shareholder Report

Financial Highlights (Continued)

Equity Funds (Continued)

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Distributions from return of capital		Total distributions
HUNTINGTON ROTATING MARKETS FUND
Trust Shares
2008	$13.63	0.10	(5.71)	(5.61)	(0.10)	(0.19)	—		(0.29)
2009	$7.73	0.10	2.50	2.60	(0.10)	—	—		(0.10)
2010	$10.23	0.03	0.59	0.62	— (3)	—	—		— (3)
2011	$10.85	0.17	0.54	0.71	(0.03)	—	—		(0.03)
2012	$11.53	0.04	0.69	0.73	(0.21)	(1.60)	—		(1.81)
Class A Shares
2008	$13.54	0.07	(5.66)	(5.59)	(0.07)	(0.19)	—		(0.26)
2009	$7.69	0.08	2.48	2.56	(0.07)	—	—		(0.07)
2010	$10.18	0.01	0.59	0.60	— (3)	—	—		— (3)
2011	$10.78	0.14	0.53	0.67	— (3)	—	—		— (3)
2012	$11.45	0.04	0.65	0.69	(0.18)	(1.60)	—		(1.78)
HUNTINGTON SITUS FUND
Trust Shares
2008	$20.00	0.01	(7.83)	(7.82)	—	(0.47)	—		(0.47)
2009	$11.71	0.03	4.27	4.30	(0.01)	(0.03)	(0.02)		(0.06)
2010	$15.95	(0.03)	4.29	4.26	—	—	—		—
2011	$20.21	(0.05)	(0.63)	(0.68)	—	—	—		—
2012	$19.53	0.09	4.60	4.69	(0.04)	(0.74)	—		(0.78)
Class A Shares
2008	$19.70	(0.03)	(7.71)	(7.74)	—	(0.47)	—		(0.47)
2009	$11.49	(0.01)	4.19	4.18	— (3)	(0.03)	—	(3)	(0.03)
2010	$15.64	(0.06)	4.20	4.14	—	—	—		—
2011	$19.78	(0.10)	(0.62)	(0.72)	—	—	—		—
2012	$19.06	0.04	4.48	4.52	—	(0.74)	—		(0.74)
(1)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.
(2)	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(3)	Amount is less than $0.005.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Net Assets, end of period (000 omitted)	Portfolio turnover rate(2)

$7.73	(41.68)%	1.18%	0.85%	1.18%	$28,390	218%
$10.23	33.64%	1.19%	1.16%	1.19%	$41,786	230%
$10.85	6.07%	1.19%	0.27%	1.19%	$36,729	250%
$11.53	6.57%	1.21%	1.39%	1.21%	$35,046	2%
$10.45	6.40%	1.18%	0.66%	1.18%	$38,263	105%

$7.69	(41.81)%	1.43%	0.59%	1.43%	$2,000	218%
$10.18	33.32%	1.44%	0.85%	1.44%	$1,937	230%
$10.78	5.90%	1.43%	0.09%	1.43%	$2,600	250%
$11.45	6.26%	1.46%	1.13%	1.46%	$2,371	2%
$10.36	6.07%	1.43%	0.42%	1.43%	$2,290	105%

$11.71	(39.25)%	1.34%	0.06%	1.34%	$77,947	19%
$15.95	36.86%	1.38%	0.25%	1.38%	$141,342	25%
$20.21	26.71%	1.36%	(0.16)%	1.36%	$183,311	32%
$19.53	(3.36)%	1.32%	(0.25)%	1.32%	$166,134	18%
$23.44	24.11%	1.35%	0.41%	1.35%	$192,757	11%

$11.49	(39.44)%	1.59%	(0.21)%	1.59%	$12,121	19%
$15.64	36.52%	1.63%	(0.01)%	1.63%	$16,747	25%
$19.78	26.47%	1.61%	(0.38)%	1.61%	$23,990	32%
$19.06	(3.64)%	1.57%	(0.50)%	1.57%	$22,409	18%
$22.84	23.82%	1.60%	0.17%	1.60%	$28,485	11%

Annual Shareholder Report

Financial Highlights (Continued)

Income Funds

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Distributions from return of capital	Total distributions
HUNTINGTON FIXED INCOME SECURITIES FUND
Trust Shares
2008	$21.15	0.85	0.24	1.09	(0.85)	(0.05)	—	(0.90)
2009	$21.34	0.78	0.34	1.12	(0.78)	(0.06)	—	(0.84)
2010	$21.62	0.67	0.57	1.24	(0.67)	(0.03)	—	(0.70)
2011	$22.16	0.60	0.76	1.36	(0.60)	(0.33)	—	(0.93)
2012	$22.59	0.56	0.33	0.89	(0.56)	(0.21)	—	(0.77)
Class A Shares
2008	$21.15	0.80	0.24	1.04	(0.80)	(0.05)	—	(0.85)
2009	$21.34	0.73	0.34	1.07	(0.73)	(0.06)	—	(0.79)
2010	$21.62	0.61	0.57	1.18	(0.61)	(0.03)	—	(0.64)
2011	$22.16	0.55	0.76	1.31	(0.55)	(0.33)	—	(0.88)
2012	$22.59	0.51	0.33	0.84	(0.51)	(0.21)	—	(0.72)
HUNTINGTON INTERMEDIATE GOVERNMENT INCOME FUND
Trust Shares
2008	$10.49	0.41	0.40	0.81	(0.41)	—	—	(0.41)
2009	$10.89	0.35	(0.15)	0.20	(0.35)	—	—	(0.35)
2010	$10.74	0.31	0.19	0.50	(0.31)	(0.03)	—	(0.34)
2011	$10.90	0.26	0.28	0.54	(0.27)	(0.02)	—	(0.29)
2012	$11.15	0.20	(0.02)	0.18	(0.22)	(0.01)	—	(0.23)
Class A Shares
2008	$10.49	0.38	0.40	0.78	(0.38)	—	—	(0.38)
2009	$10.89	0.32	(0.15)	0.17	(0.32)	—	—	(0.32)
2010	$10.74	0.28	0.19	0.47	(0.28)	(0.03)	—	(0.31)
2011	$10.90	0.24	0.26	0.50	(0.24)	(0.02)	—	(0.26)
2012	$11.14	0.18	(0.01)	0.17	(0.20)	(0.01)	—	(0.21)
(1)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.
(2)	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Net Assets, end of period (000 omitted)	Portfolio turnover rate(2)

$21.34	5.32%	1.06%	4.05%	1.06%	$183,011	31%
$21.62	5.36%	1.08%	3.62%	1.08%	$229,570	30%
$22.16	5.75%	1.06%	2.99%	1.06%	$283,953	19%
$22.59	6.26%	1.04%	2.70%	1.04%	$291,200	35%
$22.71	3.98%	1.06%	2.44%	1.06%	$302,442	30%

$21.34	5.06%	1.31%	3.80%	1.31%	$2,525	31%
$21.62	5.10%	1.33%	3.36%	1.33%	$3,420	30%
$22.16	5.50%	1.30%	2.68%	1.30%	$8,413	19%
$22.59	6.01%	1.29%	2.45%	1.29%	$8,123	35%
$22.71	3.74%	1.31%	2.19%	1.31%	$9,505	30%

$10.89	7.88%	1.07%	3.84%	1.07%	$115,159	27%
$10.74	1.86%	1.10%	3.21%	1.10%	$110,761	26%
$10.90	4.64%	1.10%	2.80%	1.10%	$115,470	6%
$11.15	5.05%	1.08%	2.38%	1.08%	$134,149	21%
$11.10	1.68%	1.09%	1.86%	1.09%	$116,280	20%

$10.89	7.62%	1.32%	3.60%	1.32%	$1,438	27%
$10.74	1.60%	1.35%	2.93%	1.35%	$2,215	26%
$10.90	4.38%	1.34%	2.50%	1.34%	$4,675	6%
$11.14	4.69%	1.33%	2.13%	1.33%	$4,832	21%
$11.10	1.53%	1.34%	1.60%	1.34%	$5,238	20%

Annual Shareholder Report

Financial Highlights (Continued)

Income Funds (Continued)

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Distributions from return of capital	Total distributions
HUNTINGTON MORTGAGE SECURITIES FUND
Trust Shares
2008	$8.92	0.34	(0.12)	0.22	(0.34)	(0.01)	—	(0.35)
2009	$8.79	0.29	0.15	0.44	(0.31)	—	—	(0.31)
2010	$8.92	0.27	0.19	0.46	(0.28)	—	—	(0.28)
2011	$9.10	0.24	0.21	0.45	(0.29)	—	—	(0.29)
2012	$9.26	0.16	0.11	0.27	(0.24)	(0.06)	—	(0.30)
Class A Shares
2008	$8.97	0.32	(0.13)	0.19	(0.31)	(0.01)	—	(0.32)
2009	$8.84	0.27	0.15	0.42	(0.29)	—	—	(0.29)
2010	$8.97	0.23	0.22	0.45	(0.26)	—	—	(0.26)
2011	$9.16	0.21	0.22	0.43	(0.27)	—	—	(0.27)
2012	$9.32	0.15	0.10	0.25	(0.22)	(0.06)	—	(0.28)
HUNTINGTON OHIO TAX-FREE FUND
Trust Shares
2008	$20.95	0.57	(0.17)	0.40	(0.57)	(0.03)	—	(0.60)
2009	$20.75	0.59	0.45	1.04	(0.59)	—	—	(0.59)
2010	$21.20	0.50	(0.11)	0.39	(0.50)	(0.07)	—	(0.57)
2011	$21.02	0.46	1.08	1.54	(0.46)	(0.16)	—	(0.62)
2012	$21.94	0.43	0.42	0.85	(0.43)	(0.42)	—	(0.85)
Class A Shares
2008	$20.93	0.51	(0.16)	0.35	(0.51)	(0.03)	—	(0.54)
2009	$20.74	0.54	0.44	0.98	(0.54)	—	—	(0.54)
2010	$21.18	0.45	(0.11)	0.34	(0.45)	(0.07)	—	(0.52)
2011	$21.00	0.40	1.09	1.49	(0.40)	(0.16)	—	(0.56)
2012	$21.93	0.37	0.42	0.79	(0.37)	(0.42)	—	(0.79)
(1)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.
(2)	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Net Assets, end of period (000 omitted)	Portfolio turnover rate(2)

$8.79	2.45%	1.10%	3.82%	1.10%	$82,729	13%
$8.92	5.17%	1.11%	3.32%	1.11%	$100,114	24%
$9.10	5.21%	1.11%	2.87%	1.11%	$96,832	6%
$9.26	5.01%	1.11%	2.57%	1.11%	$104,098	22%
$9.23	2.95%	1.11%	1.89%	1.11%	$73,818	26%

$8.84	2.16%	1.35%	3.55%	1.35%	$3,022	13%
$8.97	4.85%	1.36%	3.07%	1.36%	$2,629	24%
$9.16	5.03%	1.35%	2.62%	1.35%	$3,910	6%
$9.32	4.71%	1.36%	2.29%	1.36%	$4,434	22%
$9.29	2.68%	1.36%	1.62%	1.36%	$4,801	26%

$20.75	1.95%	1.22%	2.73%	1.22%	$32,946	19%
$21.20	5.05%	1.20%	2.80%	1.20%	$42,568	21%
$21.02	1.85%	1.20%	2.36%	1.20%	$48,741	18%
$21.94	7.37%	1.22%	2.13%	1.22%	$50,628	28%
$21.94	3.90%	1.19%	1.92%	1.19%	$50,552	47%

$20.74	1.74%	1.47%	2.49%	1.47%	$1,422	19%
$21.18	4.74%	1.45%	2.54%	1.45%	$1,745	21%
$21.00	1.60%	1.45%	2.09%	1.45%	$3,192	18%
$21.93	7.16%	1.47%	1.88%	1.47%	$3,141	28%
$21.93	3.65%	1.44%	1.67%	1.44%	$3,481	47%

Annual Shareholder Report

Financial Highlights (Continued)

Income Funds (Continued)

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Distributions from return of capital	Total distributions
HUNTINGTON SHORT/INTERMEDIATE FIXED INCOME SECURITIES FUND
Trust Shares
2008	$19.46	0.67	(0.59)	0.08	(0.67)	—	—	(0.67)
2009	$18.87	0.53	0.91	1.44	(0.53)	—	—	(0.53)
2010	$19.78	0.40	0.19	0.59	(0.40)	—	—	(0.40)
2011	$19.97	0.27	0.12	0.39	(0.27)	—	—	(0.27)
2012	$20.09	0.25	0.11	0.36	(0.25)	—	—	(0.25)
Class A Shares
2008	$19.46	0.63	(0.59)	0.04	(0.63)	—	—	(0.63)
2009	$18.87	0.48	0.91	1.39	(0.48)	—	—	(0.48)
2010	$19.78	0.35	0.20	0.55	(0.35)	—	—	(0.35)
2011	$19.98	0.22	0.12	0.34	(0.22)	—	—	(0.22)
2012	$20.10	0.20	0.10	0.30	(0.20)	—	—	(0.20)
(1)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.
(2)	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Net Assets, end of period (000 omitted)	Portfolio turnover rate(2)

$18.87	0.43%	1.08%	3.51%	1.08%	$79,130	51%
$19.78	7.70%	1.09%	2.67%	1.09%	$149,384	50%
$19.97	2.99%	1.06%	1.97%	1.06%	$196,479	24%
$20.09	1.98%	1.05%	1.35%	1.05%	$215,735	31%
$20.20	1.79%	1.06%	1.22%	1.06%	$187,744	23%

$18.87	0.18%	1.33%	3.26%	1.33%	$555	51%
$19.78	7.43%	1.33%	2.38%	1.33%	$1,076	50%
$19.98	2.78%	1.30%	1.60%	1.30%	$7,639	24%
$20.10	1.72%	1.30%	1.10%	1.30%	$9,207	31%
$20.20	1.48%	1.31%	0.97%	1.31%	$11,183	23%

Annual Shareholder Report

Financial Highlights (Continued)

Asset Allocation Funds

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Distributions from return of capital	Total distributions
HUNTINGTON BALANCED ALLOCATION FUND
2009(3)	$10.00	0.05	0.75	0.80	(0.06)	— (4)	—	(0.06)
2010	$10.74	0.09	0.88	0.97	(0.09)	(0.05)	—	(0.14)
2011	$11.57	0.10	(0.13)	(0.03)	(0.10)	(0.11)	—	(0.21)
2012	$11.33	0.12	0.75	0.87	(0.12)	(1.09)	—	(1.21)
HUNTINGTON CONSERVATIVE ALLOCATION FUND
2009(3)	$10.00	0.08	0.34	0.42	(0.09)	(0.01)	—	(0.10)
2010	$10.32	0.17	0.41	0.58	(0.16)	(0.05)	—	(0.21)
2011	$10.69	0.15	0.11	0.26	(0.15)	(0.08)	—	(0.23)
2012	$10.72	0.14	0.33	0.47	(0.14)	(1.93)	—	(2.07)
HUNTINGTON GROWTH ALLOCATION FUND
2009(3)	$10.00	0.04	0.88	0.92	(0.05)	— (4)	—	(0.05)
2010	$10.87	0.06	1.09	1.15	(0.06)	(0.08)	—	(0.14)
2011	$11.88	0.07	(0.28)	(0.21)	(0.07)	(0.15)	—	(0.22)
2012	$11.45	0.11	1.03	1.14	(0.11)	(1.61)	—	(1.72)
(1)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.
(2)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(3)	Reflects operations for the period from July 31, 2009 (commencement of operations) to December 31, 2009.
(4)	Amount is less than $0.005.
(5)	Not Annualized.
(6)	Computed on an annualized basis.
(7)	Does not include the effect of expenses of underlying funds.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return(1)		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(2)		Net Assets, end of period (000 omitted)	Portfolio turnover rate

$10.74	8.03	%(5)	0.62	%(6)(7)	1.30	%(6)	0.85	%(6)(7)	$13,336	42	%(5)
$11.57	9.14%		0.59	%(7)	0.94%		0.74	%(7)	$24,656	26%
$11.33	(0.18)%		0.67	%(7)	0.90%		0.80	%(7)	$27,642	23%
$10.99	7.79%		0.68	%(7)	0.98%		0.89	%(7)	$18,192	74%

$10.32	4.13	%(5)	0.72	%(6)(7)	1.91	%(6)	0.86	%(6)(7)	$11,248	32	%(5)
$10.69	5.70%		0.70	%(7)	1.60%		0.79	%(7)	$14,840	22%
$10.72	2.50%		0.73	%(7)	1.43%		0.83	%(7)	$15,544	15%
$9.12	4.43%		0.80	%(7)	1.11%		1.00	%(7)	$4,767	37%

$10.87	9.21	%(5)	0.52	%(6)(7)	1.03	%(6)	0.85	%(6)(7)	$12,923	52	%(5)
$11.88	10.69%		0.51	%(7)	0.61%		0.77	%(7)	$19,132	29%
$11.45	(1.75)%		0.64	%(7)	0.63%		0.84	%(7)	$21,618	23%
$10.87	10.01%		0.63	%(7)	0.85%		0.95	%(7)	$13,190	54%

Annual Shareholder Report

Notes to Financial Statements

December 31, 2012

(1)	Organization

The Huntington Funds (the “Trust”) was originally two separate Massachusetts business trusts: The Huntington Funds, established on February 10, 1987, and Huntington VA Funds, established on June 30, 1999 (together, the “Original Trusts”). On June 23, 2006, the Original Trusts were reorganized into a single Delaware statutory trust retaining the name of The Huntington Funds. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. At December 31, 2012, the Trust operated 35 separate series, or mutual funds, each with its own investment objective and strategy. The Funds’ prospectus provides a description of each Fund’s investment objectives, policies and strategies along with information on the classes of shares currently being offered. This report contains financial statements and financial highlights of the retail funds listed below (individually referred to as a “Fund,” or collectively as the “Funds”):

Funds	Investment Share Classes Offered*
Huntington Tax-Free Money Market Fund (“Tax-Free Money Market Fund”)	Trust & A
Huntington Money Market Fund (“Money Market Fund”)	Trust, A & Interfund
Huntington Ohio Municipal Money Market Fund (“Ohio Municipal Money Market Fund”)	Trust & A
Huntington U.S. Treasury Money Market Fund (“U.S. Treasury Money Market Fund”)	Trust & A
Huntington Disciplined Equity Fund (“Disciplined Equity Fund”)**	Trust & A
Huntington Dividend Capture Fund (“Dividend Capture Fund”)	Trust & A
Huntington Global Select Markets Fund (“Global Select Markets Fund”)	Trust & A
Huntington Growth Fund (“Growth Fund”)	Trust & A
Huntington Income Equity Fund (“Income Equity Fund”)	Trust & A
Huntington International Equity Fund (“International Equity Fund”)	Trust & A
Huntington Mid Corp America Fund (“Mid Corp America Fund”)	Trust & A
Huntington Real Strategies Fund (“Real Strategies Fund”)	Trust & A
Huntington Rotating Markets Fund (“Rotating Markets Fund”)	Trust & A
Huntington Situs Fund (“Situs Fund”)	Trust & A
Huntington Fixed Income Securities Fund (“Fixed Income Securities Fund”)	Trust & A
Huntington Intermediate Government Income Fund (“Intermediate Government Income Fund”)	Trust & A
Huntington Mortgage Securities Fund (“Mortgage Securities Fund”)	Trust & A
Huntington Ohio Tax-Free Fund (“Ohio Tax-Free Fund”)	Trust & A

Funds	Investment Share Classes Offered*
Huntington Short/Intermediate Fixed Income Securities Fund (“Short/Intermediate Fixed Income Securities Fund”)	Trust & A
Huntington Balanced Allocation Fund (“Balanced Allocation Fund”)	A
Huntington Conservative Allocation Fund (“Conservative Allocation Fund”)	A
Huntington Growth Allocation Fund (“Growth Allocation Fund”)	A

*	Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares, exchange privileges of each class of shares and sales charges. The price at which the Funds will offer or redeem shares is the net asset value (“NAV”) per share next determined after the order is considered received, subject to any applicable front end or contingent deferred sales charges. Class A has a maximum sales charge on purchases of 4.75% as a percentage of the original purchase price except for the Fixed Income Securities Fund, Intermediate Government Income Fund, Mortgage Securities Fund and Ohio Tax-Free Fund which are 3.75%, and the Short/Intermediate Fixed Income Securities Fund which is 1.50%. The Tax-Free Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund and the U.S. Treasury Money Market Fund (collectively the “Money Market Funds”) do not have sales charges on original purchases.
**	Disciplined Equity Fund commenced operations on August 1, 2011.

The Disciplined Equity Fund was originally organized as a Common Trust Fund. Effective as of the close of business on July 29, 2011, the Common Trust Fund was reorganized into a series of the Trust through a tax-free exchange of 4,859,563 shares of the Disciplined Equity Fund (valued at $10.00 per share) in exchange for the net assets of the Common Trust Fund. At the time of the exchange, the Common Trust Fund had net assets of $48,595,633 including net unrealized appreciation of $4,573,904.

On May 18, 2012 the Huntington Mid Corp America Fund (“Acquiring Fund”) acquired all of the assets and assumed all of the liabilities of the Huntington New Economy Fund (“Acquired Fund”) pursuant to an agreement and plan of reorganization approved by the Board of Trustees on January 17, 2012. The reorganization provides shareholders of the Acquired Fund access to a larger and more diversified portfolio with a similar investment strategy and lower expenses. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Funds or their shareholders.

The acquisition was accomplished by a tax-free exchange of 964,397 Institutional Class shares of the Acquiring Fund (valued at $13,560,775) for 1,364,414 Institutional Class shares of the Acquired Fund, 218,019 Class A shares of the

Annual Shareholder Report

Acquiring Fund (valued at $2,975,148) for 308,667 Class A shares of the Acquired Fund, each outstanding on May 18, 2012. The investment portfolio of the Acquired Fund, with a fair value of $16,514,542 and identified cost of $18,597,144 was the principal asset acquired by the Acquiring Fund. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the identified cost of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the Acquiring Fund immediately before the acquisition were $123,890,843. The aggregate net assets of the Acquired Fund at that date of $16,535,923, including $(2,082,602) of unrealized depreciation, were combined with those of the Acquiring Fund, resulting in combined aggregate net assets of $140,426,766.

Assuming the acquisition had been completed on January 1, 2012, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the year ended December 31, 2012, are as follows:

(unaudited)
Net Investment Income*	$390,496
Net Realized and Unrealized Gain on Investments	$22,956,534
Net Increase in Net Assets Resulting From Operations	$23,347,030

*	Net Investment Income includes $17,000 of pro forma additional merger expenses.

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s accompanying Statement of Operations since May 18, 2012.

Under the Trust’s organizational documents, its officers and Board of Trustees (“Trustees”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.	Investment Valuations

The Trust calculates the NAV for each of the Funds (other than the Money Market Funds) by valuing securities held based on fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

For the Money Market Funds, the Trust attempts to stabilize the NAV per share at $1.00 per share by valuing portfolio securities using the amortized cost method, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets.
•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3—significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust recognizes transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

In computing the NAV of the Funds, other than the Money Market Funds, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Trustee-approved policies, the Trust relies on certain security pricing services to provide the current market value of securities. Those security pricing services value equity securities (including foreign equity securities, exchange-traded funds and closed-end funds) traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ official closing price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Option contracts are generally valued using the closing price based on quote data from the six major U.S. options exchanges on which such options are traded, and are typically categorized as Level 1 in the fair value hierarchy.

Annual Shareholder Report

Notes to Financial Statements (Continued)

Debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange, except that U.S. government obligations held by Mortgage Securities Fund are valued at the mean between the over-the-counter bid and asked prices furnished by the security pricing service. If there is no reported sale on the principal exchange, and for all other debt securities, debt securities are valued at a bid price estimated by the security pricing service. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect as of the close of the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern Time), on the day the value of the foreign security is determined. Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Under certain circumstances, a good faith determination of the fair value of a security may be used instead of its current market value, even if the security’s market price is readily available. In such circumstances, the Trust’s Administrator may request that the Trust’s Pricing Committee make its own fair value determination.

Securities for which market quotations are not readily available are valued at fair value under Trust procedures approved by the Trustees. In these cases, a Pricing Committee established and appointed by the Trustees determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors including, but not limited to the following: dealer quotes, published analyses by dealers or analysts regarding the security, transactions which provide implicit valuation of the security (such as a merger or tender offer transaction), the value of other securities or contracts which derive their value from the security at issue, and the implications of any other circumstances which have caused trading in the security to halt. With respect to certain narrow categories of securities, the procedures utilized by the Pricing Committee detail specific valuation methodologies to be applied in lieu of considering the aforementioned list of factors. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

Fair valuation procedures are also used when a significant event affecting the value of a portfolio security is determined to have occurred between the time when the price of the portfolio security is determined and the close of trading on the NYSE, which is when each Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant securities market movements occurring between the time the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Examples of potentially significant events include announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of good faith fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Good faith fair valuations generally remain unchanged until new information becomes available. Consequently, changes in good faith fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations.

The Funds’ Trustees have authorized the use of an independent fair valuation service to monitor changes in a designated U.S. market index after foreign markets close, and to implement a fair valuation methodology to adjust the closing prices of foreign securities if the movement in the index is significant. In the event of an increase or decrease greater than predetermined levels, the Funds may use a systematic valuation model provided by an independent third party to fair value its international equity securities, which are then typically categorized as Level 2 in the fair value hierarchy.

In accordance with the valuation procedures adopted by the Trustees, real estate investments are fair valued using discounted cash flow models, which the Trustees deem indicative of the estimated fair value of the real estate investments.

Annual Shareholder Report

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2012, while the breakdown, by category, of common stocks is disclosed in the Portfolio of Investments for each Fund:

	LEVEL 1	LEVEL 2	LEVEL 3	Total
Tax-Free Money Market Fund
Investment Securities:
Municipal Bonds	$—	$70,827,144	$—	$70,827,144
Cash Equivalents	3,552,659	—	—	3,552,659

Total Investment Securities	3,552,659	70,827,144	—	74,379,803

Money Market Fund
Investment Securities:
U.S. Government Agencies
Federal Farm Credit Bank	—	35,000,540	—	35,000,540
Federal Home Loan Bank	—	64,397,050	—	64,397,050
Repurchase Agreements	—	52,054,200	—	52,054,200
Commercial Papers	—	49,154,984	—	49,154,984
Municipal Bonds	—	44,600,000	—	44,600,000
Yankee Certificates of Deposit	—	40,076,052	—	40,076,052
Corporate Bonds
Consumer Staples	—	5,002,829	—	5,002,829
Financials	—	21,046,784	—	21,046,784
Cash Equivalents	35,000,000	—	—	35,000,000

Total Investment Securities	35,000,000	311,332,439	—	346,332,439

Ohio Municipal Money Market Fund
Investment Securities:
Municipal Bonds	—	125,503,644	—	125,503,644
Cash Equivalents	6,234,643	—	—	6,234,643

Total Investment Securities	6,234,643	125,503,644	—	131,738,287

U.S. Treasury Money Market Fund
Investment Securities:
U.S. Treasury Obligations	—	470,392,296	—	470,392,296
Repurchase Agreements	—	375,452,800	—	375,452,800

Total Investment Securities	—	845,845,096	—	845,845,096

Disciplined Equity Fund
Investment Securities:
Common Stocks
Consumer Discretionary	8,370,753	—	—	8,370,753
Consumer Staples	10,993,240	—	—	10,993,240
Energy	11,272,020	—	—	11,272,020
Financials	10,869,355	—	—	10,869,355
Health Care	10,673,297	—	—	10,673,297
Industrials	8,552,085	—	—	8,552,085
Information Technology	20,832,869	—	—	20,832,869
Materials	1,817,035	—	—	1,817,035
Real Estate Investment Trusts	316,180	—	—	316,180
Telecommunication Services	3,513,900	—	—	3,513,900
Utilities	662,660	—	—	662,660
Exchange-Traded Funds	223,680	—	—	223,680
Options Purchased	1,353,000	—	—	1,353,000
Cash Equivalents	5,903,706	—	—	5,903,706

Total Investment Securities	95,353,780	—	—	95,353,780

Other Financial Instruments:*
Written Options	(1,169,878)	—	—	(1,169,878)

Total Investments	94,183,902	—	—	94,183,902

Annual Shareholder Report

Notes to Financial Statements (Continued)

	LEVEL 1	LEVEL 2	LEVEL 3	Total
Dividend Capture Fund
Investment Securities:
Common Stocks
Consumer Discretionary	$5,929,430	$—	$—	$5,929,430
Consumer Staples	11,678,643	—	—	11,678,643
Energy	31,919,872	—	—	31,919,872
Financials	23,181,960	—	—	23,181,960
Health Care	10,454,068	—	—	10,454,068
Industrials	13,454,487	—	—	13,454,487
Information Technology	10,466,212	—	—	10,466,212
Materials	4,379,780	—	—	4,379,780
Real Estate Investment Trusts	22,093,531	—	—	22,093,531
Telecommunication Services	4,893,510	—	—	4,893,510
Utilities	6,424,360	—	—	6,424,360
Preferred Stocks
Financials	25,657,000	1,138,500	—	26,795,500
Real Estate Investment Trusts	5,600,370	—	—	5,600,370
Telecommunication Services	2,427,300	—	—	2,427,300
Utilities	5,901,500	—	—	5,901,500
Exchange-Traded Funds	3,114,937	—	—	3,114,937
Cash Equivalents	3,354,143	—	—	3,354,143
Short-Term Securities Held as Collateral for Securities Lending	9,634,051	—	—	9,634,051

Total Investment Securities	200,565,154	1,138,500	—	201,703,654

Other Financial Instruments:*
Written Options	(30,600)	—	—	(30,600)

Total Investments	200,534,554	1,138,500	—	201,673,054

Global Select Markets Fund
Investment Securities:
Common Stocks
Consumer Discretionary	796,800	5,855,185	—	6,651,985
Consumer Staples	1,402,010	1,809,278	—	3,211,288
Energy	1,039,350	1,481,155	—	2,520,505
Financials	1,317,470	6,900,725	—	8,218,195
Health Care	—	3,507,291	—	3,507,291
Industrials	—	2,167,523	—	2,167,523
Information Technology	1,490,780	2,638,776	—	4,129,556
Materials	342,000	2,405,150	—	2,747,150
Utilities	—	1,156,164	—	1,156,164
Exchange-Traded Funds	3,291,430	—	—	3,291,430
Corporate Bonds
Financials	—	871,349	—	871,349
Foreign Government Bonds	—	188,811	—	188,811
Cash Equivalents	1,038,116	—	—	1,038,116
Short-Term Securities Held as Collateral for Securities Lending	1,593,389	—	—	1,593,389

Total Investment Securities	12,311,345	28,981,407	—	41,292,752

Growth Fund
Investment Securities:
Common Stocks
Consumer Discretionary	17,227,987	—	—	17,227,987
Consumer Staples	14,911,462	—	—	14,911,462
Energy	7,165,535	—	—	7,165,535
Financials	6,040,945	—	—	6,040,945
Health Care	21,530,802	—	—	21,530,802
Industrials	8,126,830	—	—	8,126,830
Information Technology	45,284,825	—	—	45,284,825
Materials	6,071,112	—	—	6,071,112
Real Estate Investment Trusts	3,288,653	—	—	3,288,653
Telecommunication Services	728,655	—	—	728,655
Utilities	270,281	—	—	270,281
Cash Equivalents	1,621,894	—	—	1,621,894
Short-Term Securities Held as Collateral for Securities Lending	1,390,967	—	—	1,390,967

Total Investment Securities	133,659,948	—	—	133,659,948

Annual Shareholder Report

	LEVEL 1	LEVEL 2	LEVEL 3	Total
Income Equity Fund
Investment Securities:
Common Stocks
Consumer Discretionary	$9,287,517	$—	$—	$9,287,517
Consumer Staples	13,946,775	—	—	13,946,775
Energy	23,987,318	—	—	23,987,318
Financials	21,933,830	—	—	21,933,830
Health Care	12,462,915	—	—	12,462,915
Industrials	14,020,371	—	—	14,020,371
Information Technology	13,074,467	—	—	13,074,467
Materials	5,352,213	—	—	5,352,213
Real Estate Investment Trusts	9,130,681	—	—	9,130,681
Telecommunication Services	5,157,402	—	—	5,157,402
Utilities	7,710,099	—	—	7,710,099
Cash Equivalents	1,391,488	—	—	1,391,488
Short-Term Securities Held as Collateral for Securities Lending	15,044,485	—	—	15,044,485

Total Investment Securities	152,499,561	—	—	152,499,561

International Equity Fund
Investment Securities:
Common Stocks
Consumer Discretionary	4,196,250	27,012,339	—	31,208,589
Consumer Staples	6,142,700	21,314,152	—	27,456,852
Energy	7,448,820	19,378,527	—	26,827,347
Financials	15,886,628	37,116,284	—	53,002,912
Health Care	11,816,460	12,162,417	—	23,978,877
Industrials	—	46,613,699	—	46,613,699
Information Technology	3,601,095	13,690,215	—	17,291,310
Materials	5,744,880	14,218,089	—	19,962,969
Telecommunication Services	3,355,300	13,802,394	—	17,157,694
Utilities	971,459	8,734,531	—	9,705,990
Exchange-Traded Funds	10,411,295	—	—	10,411,295
Cash Equivalents	10,717,674	—	—	10,717,674
Short-Term Securities Held as Collateral for Securities Lending	1,478,160	—	—	1,478,160

Total Investment Securities	81,770,721	214,042,647	—	295,813,368

Mid Corp America Fund
Investment Securities:
Common Stocks
Consumer Discretionary	12,715,285	—	—	12,715,285
Consumer Staples	5,781,474	—	—	5,781,474
Energy	8,542,812	—	—	8,542,812
Financials	17,442,854	—	—	17,442,854
Health Care	18,915,711	—	—	18,915,711
Industrials	21,293,278	—	—	21,293,278
Information Technology	22,244,369	—	—	22,244,369
Materials	9,056,239	—	—	9,056,239
Real Estate Investment Trusts	9,252,845	—	—	9,252,845
Telecommunication Services	586,260	—	—	586,260
Utilities	5,064,222	—	—	5,064,222
Cash Equivalents	3,531,522	—	—	3,531,522
Short-Term Securities Held as Collateral for Securities Lending	6,116,911	—	—	6,116,911

Total Investment Securities	140,543,782	—	—	140,543,782

Annual Shareholder Report

Notes to Financial Statements (Continued)

	LEVEL 1	LEVEL 2	LEVEL 3	Total
Real Strategies Fund
Investment Securities:
Common Stocks
Consumer Staples	$4,293,103	$—	$—	$4,293,103
Energy	28,423,913	—	—	28,423,913
Industrials	14,743,343	—	—	14,743,343
Materials	21,255,669	—	—	21,255,669
Real Estate Investment Trusts	9,175,750	—	—	9,175,750
Exchange-Traded Funds	7,132,727	—	—	7,132,727
Real Estate Investments	—	—	4,668,985	4,668,985
Closed-End Fund	3,068,088	—	—	3,068,088
Warrants	211,680	—	—	211,680
Options Purchased	45,000	—	—	45,000
Cash Equivalents	5,395,632	—	—	5,395,632
Short-Term Securities Held as Collateral for Securities Lending	20,507,976	—	—	20,507,976

Total Investment Securities	114,252,881	—	4,668,985	118,921,866

Rotating Markets Fund
Investment Securities:
Common Stocks
Consumer Discretionary	6,547,925	—	—	6,547,925
Consumer Staples	1,013,119	—	—	1,013,119
Health Care	4,784,280	—	—	4,784,280
Industrials	753,569	—	—	753,569
Information Technology	25,281,383	—	—	25,281,383
Materials	196,996	—	—	196,996
Telecommunication Services	314,850	—	—	314,850
Exchange-Traded Funds	255,492	—	—	255,492
Cash Equivalents	1,385,688	—	—	1,385,688
Short-Term Securities Held as Collateral for Securities Lending	1,839,691	—	—	1,839,691

Total Investment Securities	42,372,993	—	—	42,372,993

Situs Fund
Investment Securities:
Common Stocks
Consumer Discretionary	24,818,552	1,826,579	—	26,645,131
Consumer Staples	5,846,578	1,556,010	—	7,402,588
Energy	12,166,299	—	—	12,166,299
Financials	22,843,000	398,851	—	23,241,851
Health Care	23,891,240	3,455,414	—	27,346,654
Industrials	37,781,143	1,008,033	—	38,789,176
Information Technology	47,889,379	—	—	47,889,379
Materials	23,526,480	—	—	23,526,480
Real Estate Investment Trusts	5,378,015	—	—	5,378,015
Telecommunication Services	374,010	—	—	374,010
Utilities	4,003,161	—	—	4,003,161
Exchange-Traded Funds	1,012,000	—	—	1,012,000
Closed-End Fund	630,900	—	—	630,900
Cash Equivalents	3,588,928	—	—	3,588,928
Short-Term Securities Held as Collateral for Securities Lending	25,978,626	—	—	25,978,626

Total Investment Securities	239,728,311	8,244,887	—	247,973,198

Other Financial Instruments:*
Written Options	(103,750)	—	—	(103,750)

Total Investments	239,624,561	8,244,887	—	247,869,448

Annual Shareholder Report

	LEVEL 1	LEVEL 2	LEVEL 3	Total
Fixed Income Securities Fund
Investment Securities:
Corporate Bonds
Consumer Discretionary	$—	$16,198,210	$—	$16,198,210
Consumer Staples	—	10,940,973	—	10,940,973
Energy	—	18,993,992	—	18,993,992
Financials	—	70,788,530	—	70,788,530
Health Care	—	20,864,469	—	20,864,469
Industrials	—	8,688,153	—	8,688,153
Information Technology	—	20,500,367	—	20,500,367
Materials	—	11,851,168	—	11,851,168
Real Estate Investment Trusts	—	15,688,126	—	15,688,126
Telecommunication Services	—	6,611,958	—	6,611,958
Utilities	—	25,826,662	—	25,826,662
U.S. Treasury Obligations
U.S. Treasury Bonds	—	31,076,870	—	31,076,870
U.S. Treasury Notes	—	8,124,064	—	8,124,064
U.S. Government Agencies
Federal Farm Credit Bank	—	2,190,166	—	2,190,166
Federal Home Loan Bank	—	15,610,490	—	15,610,490
Federal Home Loan Mortgage Corporation	—	9,264,938	—	9,264,938
Federal National Mortgage Association	—	3,479,898	—	3,479,898
Preferred Stocks
Financials	2,349,200	—	—	2,349,200
Real Estate Investment Trusts	541,600	—	—	541,600
Utilities	801,300	—	—	801,300
U.S. Government Mortgage Backed Agencies
Federal Home Loan Mortgage Corporation	—	1,217,622	—	1,217,622
Federal National Mortgage Association	—	126,976	—	126,976
Government National Mortgage Association	—	1,867,099	—	1,867,099
Cash Equivalents	5,299,225	—	—	5,299,225

Total Investment Securities	8,991,325	299,910,731	—	308,902,056

Intermediate Government Income Fund
Investment Securities:
U.S. Government Agencies
Federal Farm Credit Bank	—	22,045,937	—	22,045,937
Federal Home Loan Bank	—	32,320,050	—	32,320,050
Federal National Mortgage Association	—	2,060,380	—	2,060,380
U.S. Government Mortgage Backed Agencies
Federal Home Loan Mortgage Corporation	—	9,477,863	—	9,477,863
Federal National Mortgage Association	—	14,955,245	—	14,955,245
Government National Mortgage Association	—	7,574,280	—	7,574,280
U.S. Treasury Obligations
U.S. Treasury Notes	—	26,826,404	—	26,826,404
Collateralized Mortgage Obligations
Federal Home Loan Bank	—	1,080,011	—	1,080,011
Federal Home Loan Mortgage Corporation	—	888,390	—	888,390
Federal National Mortgage Association	—	142,647	—	142,647
Government National Mortgage Association	—	1,156,236	—	1,156,236
Cash Equivalents	2,607,089	—	—	2,607,089

Total Investment Securities	2,607,089	118,527,443	—	121,134,532

Annual Shareholder Report

Notes to Financial Statements (Continued)

	LEVEL 1	LEVEL 2	LEVEL 3	Total
Mortgage Securities Fund
Investment Securities:
U.S. Government Mortgage Backed Agencies
Federal Home Loan Mortgage Corporation	$—	$13,662,884	$—	$13,662,884
Federal National Mortgage Association	—	42,522,586	—	42,522,586
Government National Mortgage Association	—	5,360,317	—	5,360,317
Common Stocks
Real Estate Investment Trusts	9,120,578	—	—	9,120,578
U.S. Government Agencies
Federal Farm Credit Bank	—	2,511,912	—	2,511,912
Collateralized Mortgage Obligations
Federal Home Loan Bank	—	187,583	—	187,583
Federal Home Loan Mortgage Corporation	—	877,275	—	877,275
Federal National Mortgage Association	—	247,473	—	247,473
Cash Equivalents	3,940,040	—	—	3,940,040
Short-Term Securities Held as Collateral for Securities Lending	705,024	—	—	705,024

Total Investment Securities	13,765,642	65,370,030	—	79,135,672

Ohio Tax-Free Fund
Investment Securities:
Municipal Bonds	—	53,908,578	—	53,908,578
Cash Equivalents	165,638	—	—	165,638

Total Investment Securities	165,638	53,908,578	—	54,074,216

Short/Intermediate Fixed Income Securities Fund
Investment Securities:
Corporate Bonds
Consumer Discretionary	—	10,370,689	—	10,370,689
Consumer Staples	—	12,864,233	—	12,864,233
Energy	—	10,993,032	—	10,993,032
Financials	—	34,501,033	—	34,501,033
Health Care	—	23,543,131	—	23,543,131
Industrials	—	14,423,430	—	14,423,430
Information Technology	—	10,776,305	—	10,776,305
Materials	—	13,376,878	—	13,376,878
Real Estate Investment Trusts	—	3,202,583	—	3,202,583
Telecommunication Services	—	4,162,189	—	4,162,189
Utilities	—	7,794,468	—	7,794,468
U.S. Government Agencies
Federal Agricultural Mortgage Corporation	—	3,125,295	—	3,125,295
Federal Home Loan Bank	—	19,105,796	—	19,105,796
Federal Home Loan Mortgage Corporation	—	3,546,773	—	3,546,773
Federal National Mortgage Association	—	13,272,755	—	13,272,755
U.S. Treasury Obligations
U.S. Treasury Notes	—	10,704,801	—	10,704,801
Cash Equivalents	2,150,783	—	—	2,150,783

Total Investment Securities	2,150,783	195,763,391	—	197,914,174

Balanced Allocation Fund
Investment Securities:
Mutual Funds	16,271,327	—	—	16,271,327
Exchange-Traded Funds	1,709,472	—	—	1,709,472
Cash Equivalents	229,492	—	—	229,492

Total Investment Securities	18,210,291	—	—	18,210,291

Conservative Allocation Fund
Investment Securities:
Mutual Funds	4,647,453	—	—	4,647,453
Exchange-Traded Funds	175,592	—	—	175,592
Cash Equivalents	15,912	—	—	15,912

Total Investment Securities	4,838,957	—	—	4,838,957

Annual Shareholder Report

	LEVEL 1	LEVEL 2	LEVEL 3	Total
Growth Allocation Fund
Investment Securities:
Mutual Funds	$11,423,190	$—	$—	$11,423,190
Exchange-Traded Funds	1,625,841	—	—	1,625,841
Cash Equivalents	131,237	—	—	131,237

Total Investment Securities	13,180,268	—	—	13,180,268

*	Other Financial Instruments are derivative instruments not reflected on the Portfolio of Investments, such as written option contracts.

The following is a summary of the transfers between Level 1 and Level 2 of the fair value hierarchy for the year ended December 31, 2012:

	Transfers from Level 1 to Level 2	Transfers from Level 2 to Level 1
Global Select Markets Fund
Common Stocks
Consumer Discretionary	$5,855,185	$—
Consumer Staples	1,809,278	—
Energy	1,481,155	—
Financials	6,900,725	—
Health Care	3,507,291	—
Industrials	2,167,523	—
Information Technology	2,638,776	—
Materials	2,405,150	—
Utilities	1,156,164	—

Total	27,921,247	—

International Equity Fund
Common Stocks
Consumer Discretionary	27,012,339	—
Consumer Staples	21,314,152	—
Energy	19,378,527	—
Financials	37,116,284	—
Health Care	12,162,417	—
Industrials	46,613,699	—
Information Technology	13,690,215	—
Materials	14,218,089	—
Telecommunication Services	13,802,394	—
Utilities	8,734,531	—

Total	214,042,647	—

Situs Fund
Common Stocks
Consumer Discretionary	1,826,579	—
Consumer Staples	1,556,010	—
Financials	398,851	—
Health Care	3,455,414	—
Industrials	1,008,033	—

Total	8,244,887	—

Transfers from Level 1 to Level 2 are due to significant movement of a designated U.S. market index, triggering a systematic valuation model provided by an independent third party to fair value the international equity securities at reporting period end.

Quantitative Information about Level 3 Fair Value Measurements
Type of Assets	Fair Value At December 31, 2012	Valuation Techniques	Unobservable Input(s)	Range (weighted average)
Real Strategies Fund
Real Estate Investments	$4,668,985	Discounted cash flow	Discount Rate	3.0%-14.8%(9.6%)
			Market Cap Rate	7.0%-12.0%(8.7%)

The significant unobservable inputs used in the fair value measurement of Real Strategies Fund’s real estate investments were cash flows and discount and market cap rates. An increase in the cash flows and/or market cap rate or decreases in the discount

Annual Shareholder Report

Notes to Financial Statements (Continued)

rate used would increase the value of the investment. A decrease in the cash flows and/or market cap rate or increases in the discount rate used would decrease the value of the investment. Although the changes in the unobservable inputs may significantly change the security’s value, significant and reasonable changes to any of these inputs would not significantly impact the net assets of the Real Strategies Fund.

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Real Strategies Fund	Real Estate Investments
Balance as of December 31, 2011	$4,269,542
Transfers into Level 3	—
Transfers out of Level 3	—
Purchases	950,000
Sales	—
Realized Gain	—
Realized Loss	—
Change in unrealized appreciation (depreciation)	(550,557)

Ending Balance as of December 31, 2012	$4,668,985

B.	Repurchase Agreements

The Funds may enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by Huntington Asset Advisors, Inc., a subsidiary of The Huntington National Bank, to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. It is the policy of the Funds to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

C.	When-Issued and Delayed-Delivery Transactions

The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract. The Funds did not own any when-issued or delayed-delivery securities at December 31, 2012.

D.	Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions.

E.	Derivative Instruments

Certain of the Funds may be subject to equity price risk and foreign currency exchange risk in the normal course of pursuing their investment objectives. Certain of the Funds may invest in various financial instruments including positions in foreign currency contracts and written option contracts to gain exposure to or hedge against changes in the value of equities or foreign currencies. The following is a description of the derivative instruments utilized by the Funds, including the primary underlying risk exposure related to each instrument type.

Foreign Exchange Contracts—Global Select Markets Fund, International Equity Fund, Real Strategies Fund, Situs Fund and Technical Opportunities Fund may enter into forward foreign exchange contracts. A forward foreign exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Such contracts are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to provide the desired currency exposure. The contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When a forward foreign currency contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. At December 31, 2012, Global Select Markets Fund, International Equity Fund, Real Strategies Fund and Situs Fund did not have any forward foreign exchange contracts outstanding.

Annual Shareholder Report

Written Options Contracts—Certain of the Funds may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes a Fund to equity price risk.

The following is a summary of Disciplined Equity Fund’s written option activity for the year ended December 31, 2012:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2011	6,152	$1,280,648
Options written	18,496	3,008,233
Options expired	(10,371)	(1,507,017)
Options closed	(6,410)	(1,411,135)
Options exercised	(780)	(99,487)
Outstanding at 12/31/2012	7,087	$1,271,242

At December 31, 2012, Disciplined Equity Fund had the following outstanding options:

WRITTEN OPTION CONTRACTS

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)
3M Co.	Call	April 2013	$100	80	$6,960	$7,599
Amazon.com, Inc.	Call	January 2013	255	40	18,200	35,279
Amgen, Inc.	Call	July 2013	92.5	110	29,920	1,079
Bank of America Corp.	Call	May 2013	11	400	56,400	(39,202)
Bank of New York Mellon Corp./The	Call	January 2013	25	100	11,450	(8,546)
Chubb Corp./The	Call	January 2013	80	45	248	6,547
Cisco Systems, Inc.	Call	February 2013	20	300	20,100	(8,401)
Citigroup, Inc.	Call	March 2013	38	200	67,800	(46,160)
Coca-Cola Co./The	Call	January 2013	37.5	120	1,800	3,780
Coca-Cola Co./The	Call	February 2013	42.5	200	200	13,999
Comcast Corp., Class A	Call	January 2013	36	250	41,750	(18,502)
ConocoPhillips	Call	January 2013	60	100	2,100	10,399
Costco Wholesale Corp.	Call	January 2013	105	50	11,025	(5,563)
CVS Caremark Corp.	Call	February 2013	49	100	9,150	1,649
Dow Chemical Co/The	Call	January 2013	33	100	4,500	(1,000)
eBay, Inc.	Call	April 2013	52.5	100	29,450	(7,118)
Eli Lilly & Co.	Call	January 2013	45	100	44,500	(31,081)
Emerson Electric Co.	Call	January 2013	55	100	2,000	11,199
Exxon Mobil Corp.	Call	January 2013	95	150	300	13,349
Exxon Mobil Corp.	Call	April 2013	100	250	1,500	12,749
General Electric Co.	Call	January 2013	20	200	23,600	(588)
Google, Inc., Class A	Call	January 2013	750	20	9,000	22,039
Home Depot, Inc./The	Call	January 2013	57.5	110	50,600	(35,201)
Home Depot, Inc./The	Call	January 2013	60	100	24,750	(9,851)
Honeywell International, Inc.	Call	January 2013	65	85	4,548	722

Annual Shareholder Report

Notes to Financial Statements (Continued)

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)
International Business Machines Corp.	Call	April 2013	$205	60	$13,410	$4,109
International Business Machines Corp.	Call	April 2013	225	60	1,200	18,899
Johnson & Johnson	Call	January 2013	72.5	100	500	8,200
JPMorgan Chase & Co.	Call	June 2013	45	200	48,600	(22,201)
MasterCard, Inc., Class A	Call	April 2013	525	7	8,417	517
Merck & Co., Inc.	Call	January 2013	45	150	450	6,900
Metlife, Inc.	Call	March 2013	39	100	2,200	5,049
Microsoft Corp.	Call	January 2013	32.5	250	375	15,392
Monsanto Co.	Call	January 2013	92.5	50	17,000	599
NIKE, Inc.	Call	April 2013	52.5	100	21,900	(13,300)
PepsiCo., Inc.	Call	January 2013	75	100	250	6,449
Pfizer, Inc.	Call	January 2013	25	250	11,000	1,899
Philip Morris International, Inc.	Call	January 2013	95	100	200	20,227
Procter & Gamble Co.	Call	January 2013	72.5	50	175	3,552
Procter & Gamble Co.	Call	April 2013	72.5	150	6,150	3,029
Schlumberger Ltd.	Call	January 2013	80	100	100	28,749
S&P 100 Index	Put	January 2013	620	250	70,000	29,249
S&P 100 Index	Put	February 2013	600	300	115,500	21,599
S&P 100 Index	Put	March 2013	600	400	296,000	(5,202)
Target Corp.	Call	April 2013	70	60	660	7,020
Union Pacific Corp.	Call	January 2013	130	50	3,425	17,674
U.S. Bancorp	Call	January 2013	32	150	10,575	11,325
Visa, Inc., Class A	Call	March 2013	145	60	61,050	(35,731)
Walgreen Co.	Call	January 2013	40	100	500	6,099
Wal-Mart Stores, Inc.	Call	January 2013	75	180	540	22,937
Walt Disney Co./The	Call	April 2013	57.5	100	2,450	5,950
Wells Fargo & Co.	Call	April 2013	39	200	5,400	3,199
NET UNREALIZED APPRECIATION ON WRITTEN OPTION CONTRACTS						$101,364

The following is a summary of Dividend Capture Fund’s written option activity for the year ended December 31, 2012:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2011	100	$37,399
Options written	2,208	257,285
Options expired	(2)	(148)
Options closed	(1,606)	(215,858)
Options exercised	(300)	(38,099)
Outstanding at 12/31/2012	400	$40,579

Annual Shareholder Report

At December 31, 2012, Dividend Capture Fund had the following outstanding options:

WRITTEN OPTION CONTRACTS

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)
D.R. Horton, Inc.	Call	February 2013	$20	200	$19,300	$5,380
D.R. Horton, Inc.	Call	February 2013	21	200	11,300	4,599
NET UNREALIZED APPRECIATION ON WRITTEN OPTION CONTRACTS						$9,979

The following is a summary of Global Select Markets Fund written option activity for the year ended December 31, 2012:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2011	10	$31,019
Options written	1,220	398,288
Options expired	(290)	(129,346)
Options closed	(460)	(138,166)
Options exercised	(480)	(161,795)
Outstanding at 12/31/2012	—	$—

The following is a summary of Growth Fund’s written option activity for the year ended December 31, 2012:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2011	—	$—
Options written	125	89,622
Options expired	(125)	(89,622)
Options closed	—	—
Options exercised	—	—
Outstanding at 12/31/2012	—	$—

The following is a summary of Income Equity Fund’s written option activity for the year ended December 31, 2012:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2011	—	$—
Options written	4,348	271,242
Options expired	(3,203)	(225,967)
Options closed	(795)	(39,325)
Options exercised	(350)	(5,950)
Outstanding at 12/31/2012	—	$—

The following is a summary of Real Strategies Fund’s written option activity for the year ended December 31, 2012:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2011	1,845	$916,341
Options written	2,916	1,057,888
Options expired	(1,814)	(616,070)
Options closed	(2,886)	(1,321,194)
Options exercised	(61)	(36,965)
Outstanding at 12/31/2012	—	$—

Annual Shareholder Report

Notes to Financial Statements (Continued)

The following is a summary of Situs Fund’s written option activity for the year ended December 31, 2012:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2011	—	$—
Options written	7,409	2,432,859
Options expired	(3,250)	(749,421)
Options closed	(2,750)	(1,230,603)
Options exercised	(909)	(265,264)
Outstanding at 12/31/2012	500	$187,571

At December 31, 2012, Situs Fund had the following outstanding options:

WRITTEN OPTION CONTRACTS

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)
Edwards LifeSciences Corp.	Call	February 2013	$95	500	$103,750	$83,821
NET UNREALIZED APPRECIATION ON WRITTEN OPTION CONTRACTS						$83,821

The following tables provide a summary of the fair value of derivative instruments, not accounted for as hedging instruments as of December 31, 2012, and the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012.

The Fair Value of Derivative Instruments as of December 31, 2012:

	Asset Derivatives	Liability Derivatives
Primary Risk Exposure	Statements of Assets and Liabilities Location	Statements of Assets and Liabilities Location	Fund	Fair Value
Option Contracts		Options Written, at value	Disciplined Equity Fund	$1,169,878
			Dividend Capture Fund	30,600
			Situs Fund	103,750

	Investments, at value		Disciplined Equity Fund	1,353,000
			Real Strategies Fund	45,000

The effect of Derivative Instruments on the Statements of Operations for the year ended December 31, 2012:

Primary Risk Exposure	Location of Gain (Loss) on Derivatives Recognized in Income	Fund	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Option Contracts	Net Realized gain (loss) on option transactions/net change in unrealized appreciation/depreciation of investments and options	Disciplined Equity Fund Dividend Capture Fund Global Select Markets Fund Growth Fund Income Equity Fund Real Strategies Fund Situs Fund	$(10,286,095 149,295 236,247 89,622 208,107 337,144 1,057,428)	$962,581 (15,220 (40,209 — — 225,533 83,821	) )

The notional value of the written options contracts outstanding at December 31, 2012 and the month-end average notional amount for the year ended December 31, 2012 are detailed in the table below:

Portfolio	Average Month-End Notional Amount	December 31, 2012 Notional Amount
Disciplined Equity Fund	$46,826,619	$93,715,000
Dividend Capture Fund	1,114,000	820,000
Global Select Markets Fund	621,538	—
Growth Fund	625,000	—
Income Equity Fund	1,711,038	—
Real Strategies Fund	2,327,904	—
Situs Fund	9,969,615	4,750,000

Annual Shareholder Report

Derivative positions open during the period and at period end are reflected for each Fund in the tables above. The volume of these positions relative to each Fund’s net assets at the close of the reporting period is generally higher than the volume of such positions at the beginning of the reporting period. The Funds value derivative instruments at fair value and recognize changes in fair value currently in the results on operations.

F.	Securities Lending

To generate additional income, the Funds may lend a certain percentage of their total assets, to the extent permitted by the 1940 Act or the rules or regulations thereunder, on a short-term basis to certain brokers, dealers or other financial institutions pursuant to a securities lending agreement with Morgan Stanley & Co. LLC and MS Securities Services, Inc. In determining whether to lend to a particular broker, dealer or financial institution, Huntington Asset Advisors, Inc. (the “Advisor”) will consider all relevant facts and circumstances, including the size, creditworthiness and reputation of the borrower. Any loans made will be continuously secured by collateral in cash at least equal to 100% of the value of the securities on loan for the Funds, based on the prior day’s closing price. When the collateral falls below specified amounts the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Funds receive payments from the borrowers equivalent to the dividends and interest that would have been earned on securities on loan. In addition, the Funds lending securities receive an annual minimum securities lending fee and retain a portion of the interest, dividends and other distributions received on investment of cash collateral. Collateral is marked-to-market daily. One of the risks in lending portfolio securities, as with other extensions of credit, is the possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although the loan is fully collateralized, if a borrower defaults, a Fund could lose money. There is also the risk that, when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action. Loans are subject to termination by the Funds or the borrower at any time and, therefore, are not considered to be illiquid investments. Huntington National Bank (“Huntington”) serves as the custodian for related collateral and receives an annual securities lending fee for collateral monitoring and recordkeeping services.

Fund	Value of Loaned Securities	Value of Collateral	Average Loan Outstanding During the Period	Securities Lending Income Received by the Funds	Fees Paid by the Funds to Huntington from Securities Lending
Dividend Capture Fund	$9,610,624	$9,634,051	$11,526,306	$58,795	$9,042
Global Select Markets Fund	1,530,738	1,593,389	2,406,213	37,175	6,405
Growth Fund	1,363,693	1,390,967	3,984,835	33,885	5,651
Income Equity Fund	14,749,495	15,044,485	12,398,778	26,687	3,616
International Equity Fund	1,462,448	1,478,160	15,429,422	239,205	41,063
Mid Corp America Fund	6,074,742	6,116,911	5,229,766	152,888	31,268
Real Strategies Fund	20,583,002	20,507,976	14,920,661	851,974	149,933
Rotating Markets Fund	1,840,533	1,839,691	3,264,452	10,409	1,507
Situs Fund	25,938,935	25,978,626	21,323,285	288,144	49,349
Mortgage Securities Fund	692,745	705,024	1,148,687	3,510	564

All cash collateral received is held and administered by the Funds’ custodian for the benefit of the Funds in the applicable custody account or other account established for the purpose of holding collateral. Pursuant to the Funds’ securities lending agreement, and according to normal operating procedures, the custodian segregated an additional $469,469 and $37,653 in collateral the following business day for securities on loan in the Real Strategies Fund and Rotating Markets Fund as of December 31, 2012.

G.	Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Trust’s Pricing Committee. At December 31, 2012, the Real Strategies Fund and Fixed Income Securities Fund held illiquid restricted securities representing 4.74% and 9.34% respectively, of net assets as listed below:

Issuer Description	Acquisition Date	Principal Amount	Cost	Value
Real Strategies Fund:
Discount Retail Portfolio II DST	11/30/11	N/A	$950,000	$884,472
Grocery & Pharmacy DST	8/26/11	N/A	950,000	919,418
New York Power DST	7/21/11	N/A	950,000	862,254
Scotts Gahanna LLC	12/13/11	N/A	1,344,000	1,143,804
Winston-Salem DST	2/22/12	N/A	950,000	859,037

Annual Shareholder Report

Notes to Financial Statements (Continued)

Issuer Description	Acquisition Date	Principal Amount	Cost	Value
Fixed Income Securities Fund:
American Express Co., 4.050%,12/3/42	12/4/12	$2,700,000	$2,563,098	$2,712,123
Bank of Nova Scotia, 1.950%, 1/30/17	2/3/12	5,000,000	5,083,543	5,208,000
Bank of Montreal, 2.500%, 1/11/17	6/19/12	5,000,000	5,148,369	5,241,185
Barrick International Bank Corp., 5.750%, 10/15/16	2/20/09	2,000,000	1,955,387	2,294,262
Canadian Imperial Bank of Commerce, 2.600%, 7/2/15	10/25/11	5,000,000	5,131,140	5,254,000
Royal Bank of Canada, 3.125%, 4/14/15	5/3/11	5,000,000	5,111,351	5,289,000
Toronto-Dominion Bank, 2.200%, 7/29/15	6/29/11	3,000,000	3,038,878	3,126,000

H.	Security Transactions and Related Income

During the period, investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding (if any), are recorded on the ex-dividend date.

I.	Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly for Tax-Free Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund, U.S. Treasury Money Market Fund, Fixed Income Securities Fund, Intermediate Government Income Fund, Ohio Tax-Free Fund and Short/Intermediate Fixed Income Securities Fund. Dividends from net investment income are declared and paid annually for Disciplined Equity Fund, Global Select Markets Fund, International Equity Fund, Mid Corp America Fund, Rotating Markets Fund, Situs Fund and Growth Allocation Fund. Dividends from net investment income are declared and paid quarterly for Growth Fund, Real Strategies Fund and Balanced Allocation Fund. Dividends from net investment income are declared and paid monthly for Dividend Capture Fund, Income Equity Fund, Mortgage Securities Fund and Conservative Allocation Fund.

The amount of dividends from net investment income and net realized gains are determined in accordance with the federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. tax treatment of foreign currency gain/loss, paydowns, expiration of capital loss carryforwards and carryovers of tax attributes due to mergers, distributions and income received from pass through investments and net investment loss adjustments), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Temporary differences are primarily due to market discounts, capital loss carryforwards and losses deferred due to wash sales, straddles and return of capital from investments.

Dividends are declared separately for each class. No class has preferential rights; differences in per share dividend rates are generally due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually.

Certain of the Funds may own shares of real estate investments trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from investments in REITs in excess of income from underlying investments are recorded as realized gain and/or as a reduction to the cost of the individual REIT.

Certain of the Funds may invest in Master Limited Partnerships (“MLPs”), which generally are treated as partnerships for Federal income tax purposes. As a limited partner in the MLPs, the Fund includes its allocable share of the MLPs’ taxable income in computing its own taxable income.

J.	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses specific to a class are charged to that class. Except for the daily dividend Funds, expenses not directly attributable to a Fund are allocated proportionally among various Funds or all Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis. For the daily dividend Funds, expenses not directly attributable to a Fund are allocated pursuant to the “settled shares method.” Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

K.	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Withholding taxes on foreign interest, dividends and capital gains with respect to the Funds have been provided for in accordance with each applicable country’s tax rules and rates.

Annual Shareholder Report

As of December 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)*
Tax-Free Money Market Fund	$74,379,803	$—	$—	$—
Money Market Fund	346,332,439	—	—	—
Ohio Municipal Money Market Fund	131,738,287	—	—	—
U.S. Treasury Money Market Fund	845,845,096	—	—	—
Disciplined Equity Fund	82,129,786	14,665,916	(1,441,922)	13,223,994
Dividend Capture Fund	195,067,243	10,844,376	(4,207,965)	6,636,411
Global Select Markets Fund	39,986,470	3,710,467	(2,404,185)	1,306,282
Growth Fund	115,535,426	19,123,870	(999,348)	18,124,522
Income Equity Fund	141,124,836	14,004,811	(2,630,086)	11,374,725
International Equity Fund	250,161,029	56,662,469	(11,010,130)	45,652,339
Mid Corp America Fund	96,418,285	46,438,777	(2,313,280)	44,125,497
Real Strategies Fund	118,729,881	10,588,854	(10,396,869)	191,985
Rotating Markets Fund	42,491,137	2,642,021	(2,760,165)	(118,144)
Situs Fund	163,499,601	87,477,707	(3,004,110)	84,473,597
Fixed Income Securities Fund	288,311,480	21,003,043	(412,467)	20,590,576
Intermediate Government Income Fund	113,099,665	8,098,361	(63,494)	8,034,867
Mortgage Securities Fund	72,764,370	6,400,206	(28,904)	6,371,302
Ohio Tax-Free Fund	51,864,087	2,298,473	(88,344)	2,210,129
Short/Intermediate Fixed Income Securities Fund	193,646,127	4,349,894	(81,847)	4,268,047
Balanced Allocation Fund	16,795,028	1,469,360	(54,097)	1,415,263
Conservative Allocation Fund	4,535,751	323,196	(19,990)	303,206
Growth Allocation Fund	11,744,657	1,481,012	(45,401)	1,435,611

*	The differences between the book-basis unrealized appreciation/(depreciation) are attributable primarily to: tax deferral of losses on wash sales, the tax treatment of Trust Preferred securities, hybrid securities and Grantor trusts, differences related to partnership investments, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies and the return of capital adjustments from real estate investment trusts.

The tax character of distributions paid during the fiscal year ended December 31, 2012, was as follows:

	Distributions Paid From *
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Tax Return of Capital	Total Distributions Paid
Tax-Free Money Market Fund	$—	$—	$—	$7,882	$—	$7,882
Money Market Fund	40,359	—	40,359	—	—	40,359
Ohio Municipal Money Market Fund	—	—	—	14,267	—	14,267
U.S. Treasury Money Market Fund	28,863	—	28,863	—	—	28,863
Disciplined Equity Fund	950,448	—	950,448	—	—	950,448
Dividend Capture Fund	7,091,056	—	7,091,056	—	—	7,091,056
Global Select Markets Fund	159,999	—	159,999	—	—	159,999
Growth Fund	881,262	6,218,088	7,099,350	—	—	7,099,350
Income Equity Fund	4,533,102	—	4,533,102	—	—	4,533,102
International Equity Fund	4,779,378	—	4,779,378	—	97,049	4,876,427
Mid Corp America Fund	216,660	18,816,596	19,033,256	—	—	19,033,256
Real Strategies Fund	1,310,003	—	1,310,003	—	—	1,310,003
Rotating Markets Fund	797,997	5,160,037	5,958,034	—	—	5,958,034
Situs Fund	1,931,376	5,252,780	7,184,156	—	—	7,184,156
Fixed Income Securities Fund	8,130,390	2,353,712	10,484,102	—	—	10,484,102
Intermediate Government Income Fund	2,771,516	125,367	2,896,883	—	—	2,896,883
Mortgage Securities Fund	2,641,414	523,315	3,164,729	—	—	3,164,729
Ohio Tax-Free Fund	202,643	891,712	1,094,355	1,013,080	—	2,107,435
Short/Intermediate Fixed Income Securities Fund	2,683,509	—	2,683,509	—	—	2,683,509
Balanced Allocation Fund	539,385	1,290,511	1,829,896	—	—	1,829,896
Conservative Allocation Fund	185,980	757,933	943,913	—	—	943,913
Growth Allocation Fund	353,776	1,459,352	1,813,128	—	—	1,813,128

*	The tax character of distributions paid may differ from the character of distributions shown on the statements of changes in net assets due to short-term capital gains being treated as ordinary income for tax purposes.

Annual Shareholder Report

Notes to Financial Statements (Continued)

The tax character of distributions paid during the fiscal year ended December 31, 2011, was as follows:

	Distributions Paid From *
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Tax Return of Capital	Total Distributions Paid
Tax-Free Money Market Fund	$—	$—	$—	$8,164	$—	$8,164
Money Market Fund	42,252	—	42,252	—	—	42,252
Ohio Municipal Money Market Fund	—	—	—	16,680	—	16,680
U.S. Treasury Money Market Fund	41,200	—	41,200	—	—	41,200
Disciplined Equity Fund	287,998	—	287,998	—	—	287,998
Dividend Capture Fund	4,485,605	—	4,485,605	—	—	4,485,605
Global Select Markets Fund	187,427	601,459	788,886	—	—	788,886
Growth Fund	—	474,655	474,655	—	—	474,655
Income Equity Fund	3,865,956	—	3,865,956	—	—	3,865,956
International Equity Fund	3,228,205	—	3,228,205	—	—	3,228,205
Mid Corp America Fund	139,573	12,916,579	13,056,152	—	—	13,056,152
Real Strategies Fund	913,049	—	913,049	—	—	913,049
Rotating Markets Fund	101,065	—	101,065	—	—	101,065
Fixed Income Securities Fund	8,258,591	3,766,042	12,024,633	—	—	12,024,633
Intermediate Government Income Fund	3,409,107	74,875	3,483,982	—	—	3,483,982
Mortgage Securities Fund	3,283,353	—	3,283,353	—	—	3,283,353
Ohio Tax-Free Fund	6,641	365,596	372,237	1,066,669	—	1,438,906
Short/Intermediate Fixed Income Securities Fund	3,081,317	—	3,081,317	—	—	3,081,317
Balanced Allocation Fund	344,465	174,163	518,628	—	—	518,628
Conservative Allocation Fund	237,291	98,709	336,000	—	—	336,000
Growth Allocation Fund	181,796	222,914	404,710	—	—	404,710

*	The tax character of distributions paid may differ from the character of distributions shown on the statements of changes in net assets due to short-term capital gains being treated as ordinary income for tax purposes.

As of December 31, 2012, the components of accumulated earnings (deficit) were as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
Tax-Free Money Market Fund	$—	$849	$—	$849	$(131,697)	$—	$—	$(130,848)
Money Market Fund	70	—	—	70	(177,140)	—	—	(177,070)
Ohio Municipal Money Market Fund	—	129	—	129	(294,657)	—	—	(294,528)
U.S. Treasury Money Market Fund	—	—	—	—	(882)	(105)	—	(987)
Disciplined Equity Fund	442	—	—	442	(10,839,419)	—	13,764,866	2,925,889
Dividend Capture Fund	—	—	—	—	(14,692,340)	—	6,646,386	(8,045,954)
Global Select Markets Fund	399,207	—	—	399,207	(1,777,795)	—	1,304,690	(73,898)
Growth Fund	—	—	834,874	834,874	—	—	18,124,522	18,959,396
Income Equity Fund	62,607	—	—	62,607	(10,183,952)	—	11,374,795	1,253,450
International Equity Fund	—	—	—	—	(13,851,153)	—	45,658,146	31,806,993
Mid Corp America Fund	215,398	—	3,417,740	3,633,138	(2,200,408)	—	44,125,497	45,558,227
Real Strategies Fund	—	—	—	—	(18,722,940)	—	191,985	(18,530,955)
Rotating Markets Fund	—	—	—	—	(66,526)	—	(118,144)	(184,670)
Situs Fund	119,551	—	—	119,551	—	—	84,558,425	84,677,976
Fixed Income Securities Fund	—	—	953,917	953,917	—	(52,126)	20,590,576	21,492,367
Intermediate Government Income Fund	190,993	—	105,093	296,086	—	—	8,034,867	8,330,953
Mortgage Securities Fund	10,258	—	203,073	213,331	—	—	6,371,302	6,584,633
Ohio Tax-Free Fund	39,880	—	309,073	348,953	—	—	2,210,129	2,559,082
Short/Intermediate Fixed Income Securities Fund	—	—	51,757	51,757	—	—	4,268,047	4,319,804
Balanced Allocation Fund	1,699	—	459,073	460,772	(1,013)	—	1,415,263	1,875,022
Conservative Allocation Fund	1,460	—	60,905	62,365	—	—	303,206	365,571
Growth Allocation Fund	3,079	—	427,637	430,716	—	—	1,435,611	1,866,327

Annual Shareholder Report

Certain capital and qualified late year losses incurred after October 31 and within the current taxable year, are deemed to arise on the first business day of the Funds’ following taxable year. For the tax year ended December 31, 2012 the Funds deferred post October capital and late year ordinary losses as follows:

Fund	Capital Losses	Late Year Ordinary Losses
Global Select Markets Fund	$963,110	$—
Income Equity Fund	3,170,369	—
International Equity Fund	—	55,271
Real Strategies Fund	564,260	47,585
Rotating Markets Fund	66,435	91
Balanced Allocation Fund	1,013	—

As of December 31, 2012, for federal income tax purposes, the following Funds had capital loss carryforwards available to offset future gains, if any, to the extent provided by the Treasury regulations:

	Expiration Year
	2013	2014	2015	2016		2017	2018
Tax-Free Money Market Fund	$5,818	$4,861	$1,434	$60,543		$55,252	$—
Money Market Fund	7,224	921	106	—		—	—
Ohio Municipal Money Market Fund	25,291	7,739	12,350	—		193,762	14,231
Dividend Capture Fund	—	—	—	—		14,692,340	—
Income Equity Fund	—	—	—	—		6,937,588	—
International Equity Fund	—	—	—	—		2,956,288	3,821,239
Mid Corp America Fund	—	—	—	2,200,408	*	—	—
Real Strategies Fund	—	—	—	145,084		15,813,875	2,136,294

*	Future utilization of these losses is limited due to merger related capital loss carryover limitations.

During the year ended December 31, 2012, the Dividend Capture Fund, Income Equity Fund, Mid Corp America Fund, Real Strategies Fund, Rotating Markets Fund, Mortgage Securities Fund and Short/Intermediate Fixed Income Securities Fund utilized $8,053,467, $5,669,414, $342,118, $2,593,339, $3,654,675, $1,170,801 and $1,214,105, respectively, in capital loss carryforwards.

At December 31, 2012, the Tax-Free Money Market Fund, Money Market Fund and Ohio Municipal Money Market Fund had capital loss carryforwards expire in the amounts of $1,529, $3,032 and $463, respectively.

During the year ended December 31, 2012, capital loss carryfoward from the New Economy Fund (merged into the Mid Corp America Fund) expired in the amount of $17,781,917.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Losses incurred that will be carried forward under the provisions of the Act are as follows:

	Loss Carryforward Character
Fund	Short Term	Long Term
Tax-Free Money Market Fund	$3,789	$—
Money Market Fund	168,889	—
Ohio Municipal Money Market Fund	41,284	—
U.S. Treasury Money Market Fund	882	—
Disciplined Equity Fund	4,212,722	6,626,697
Global Select Markets Fund	806,135	8,550
International Equity Fund	4,290,312	2,728,043

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

L.	New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2011-11 requires disclosure of both gross and net information related to offsetting and related arrangements, enabling users of financial statements to

Annual Shareholder Report

Notes to Financial Statements (Continued)

understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the financial statements has not yet been determined.

M.	Subsequent Event

Effective February 1, 2013, the Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the U.S. Treasury Money Market Fund to the extent necessary in order to limit the Fund’s total annual operating expenses (after fee waivers and/or expenses reimbursements, and exclusive of brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 0.25% and 0.50% of the Trust Shares and Class A Shares average daily net assets, respectively, through April 30, 2015.

(3)	Investment Advisory Fee and Other Transactions with Affiliates

Investment Advisory Fee—Huntington Asset Advisors, Inc. (the “Advisor”), a subsidiary of The Huntington National Bank (“Huntington”), serves as the Funds’ investment advisor. The Advisor receives a fee for its services, computed daily and paid monthly, based on a percentage of each Fund’s average daily net assets on a tiered basis, according to the table below:

	Tiered Annual Rate:
Fund	Up to $500 million	On the next $500 million	In Excess of $1 billion
Tax-Free Money Market Fund	0.30%	0.25%	0.20%
Money Market Fund	0.30%	0.25%	0.20%
Ohio Municipal Money Market Fund	0.30%	0.25%	0.20%
Disciplined Equity Fund	0.60%	0.55%	0.50%
Dividend Capture Fund	0.75%	0.70%	0.65%
Global Select Markets Fund	1.00%	0.95%	0.90%
Growth Fund	0.60%	0.55%	0.50%
Income Equity Fund	0.60%	0.55%	0.50%
International Equity Fund	1.00%	0.95%	0.90%
Mid Corp America Fund	0.75%	0.70%	0.65%
Real Strategies Fund	0.75%	0.70%	0.65%
Rotating Markets Fund	0.50%	0.45%	0.40%
Situs Fund	0.75%	0.70%	0.65%
Fixed Income Securities Fund	0.50%	0.45%	0.40%
Intermediate Government Income Fund	0.50%	0.45%	0.40%
Mortgage Securities Fund	0.50%	0.45%	0.40%
Ohio Tax-Free Fund	0.50%	0.45%	0.40%
Short/Intermediate Fixed Income Securities Fund	0.50%	0.45%	0.40%

The U.S. Treasury Money Market Fund pays the Advisor a fee of 0.20% of its average daily net assets, computed daily and paid monthly. Each of Balanced Allocation Fund, Conservative Allocation Fund and Growth Allocation Fund pays the Advisor a fee of 0.10% of its average daily net assets, computed daily and paid monthly.

Huntington and the Advisor may also pay out of their reasonable profits and other resources (including those of their affiliates) advertising, marketing, and other expenses for the benefit of the Funds.

The Tax-Free Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund and U.S. Treasury Money Market Fund are subject to a fee waiver and expense reimbursement agreement with the Advisor whereby the Advisor has agreed to waive fees or reimburse expenses in amounts necessary to maintain a minimum yield of 0.01% (0.05% for the Trust Shares and 0.00% for the Class A Shares of the U.S. Treasury Money Market Fund) and in which the Money Market Funds have agreed to repay amounts that were waived or reimbursed by the Adviser for a period up to three years after such waiver or reimbursement was made to the extent that such repayments would not cause the yield of a class to decrease below their applicable minimum yield. Prior to November 15, 2012, the Advisor had agreed to waive fees or reimburse expenses for the U.S. Treasury Money Market Fund in amounts necessary to maintain a minimum yield of 0.00% in both share classes.

The Advisor has agreed to contractually waive all or a portion of its investment advisory fee for Disciplined Equity Fund (based on average daily net assets) to which it is otherwise entitled to receive and/or to reimburse certain operating expenses to not more than 1.20% and 1.45% of Trust Shares and Class A Shares, respectively, through April 30, 2013.

Effective September 28, 2012, the Advisor has agreed to contractually waive all or a portion of its investment advisory fee for Dividend Capture Fund (based on average daily net assets) to which it is otherwise entitled to receive and/or to reimburse certain operating expenses to not more than 0.90% and 1.15% of Trust Shares and Class A Shares, respectively, through April 30, 2015.

The Advisor has agreed to contractually waive all or a portion of its investment advisory fee for Global Select Markets Fund (based on average daily net assets) to which it is otherwise entitled to receive and/or to reimburse certain operating

Annual Shareholder Report

expenses to not more than 1.90% and 2.15% of Trust Shares and Class A Shares, respectively, through April 30, 2013.

The Advisor has agreed to contractually waive all or a portion of its investment advisory fee for Balanced Allocation Fund, Conservative Allocation Fund and Growth Allocation Fund (based on average daily net assets) to which it is otherwise entitled to receive and/or to reimburse certain operating expenses of Balanced Allocation Fund, Conservative Allocation Fund and Growth Allocation Fund in order to limit the total direct net annual operating expenses and acquired (underlying) fund operating expenses to not more than 1.90% of the average daily net assets of each of Balanced Allocation Fund, Conservative Allocation Fund and Growth Allocation Fund through April 30, 2013.

Amounts waived or reimbursed in the contractual period may be recouped by the Advisor within three years of the waiver and/or reimbursement. As of December 31, 2012, the following amounts have been waived or reimbursed by the Adviser and are subject to repayment by the respective Fund:

Fund	Amount Waived or Reimbursed	Expiring Beginning December 31,
Tax-Free Money Market Fund	$474,740	2013
	538,831	2014
	605,012	2015
Money Market Fund	2,696,185	2013
	2,629,761	2014
	2,608,992	2015
Ohio Municipal Money Market Fund	1,357,243	2013
	1,218,010	2014
	1,176,269	2015
U.S. Treasury Money Market Fund	2,375,535	2013
	2,637,763	2014
	2,500,289	2015
Disciplined Equity Fund	32,303	2014
	24,912	2015
Dividend Capture Fund	254,226	2015
Global Select Markets Fund	19,914	2013
Balanced Allocation Fund	28,952	2013
	37,593	2014
	42,051	2015
Conservative Allocation Fund	11,431	2013
	15,227	2014
	15,187	2015
Growth Allocation Fund	40,912	2013
	41,180	2014
	46,866	2015

Administrative Fees— Effective December 1, 2012, Huntington Asset Services, Inc. (“HASI”), a wholly owned subsidiary of Huntington Bancshares, Incorporated, replaced Huntington as Administrator to the Trust. Prior to December 1, 2102 Huntington served as the Administrator and HASI as the Sub-Administrator to the Trust. The fees paid for administrative services are based on the level of average net assets of each Fund for the period.

Maximum Administrative Fee	Average Daily Net Assets of the Trust
0.1822%	On the first $4 billion
0.1650%	On the next $2 billion
0.1575%	On the next $2 billion
0.1450%	On assets in excess of $8 billion

There is no minimum annual fee per fund or class of shares.

Distribution and Shareholder Services Fees—The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the terms of the Plan, the Funds will compensate qualified intermediaries for distribution services in connection with Class A Shares not to exceed 0.25% of the daily net assets of each Fund’s Class A Shares. Trust Shares are not subject to Rule 12b-1 fees. Class A Shares (except for the Asset Allocation Funds) and Trust Shares are also subject to a shareholder services fee not to exceed 0.25% of the daily net assets of such shares. For the year ended December 31, 2012, Huntington and its affiliates received $5,507,486 in shareholder service fees. For the year ended December 31, 2012, Unified Financial Securities, Inc., the Funds’ distributor, received underwriter commissions of $92,117 earned on sales of Class A Shares. For the year ended December 31, 2012, the Funds paid $364,276 to affiliated broker-dealers of the Funds.

Transfer and Dividend Disbursing Agent Fees and Expense—HASI is the transfer and dividend disbursing agent for the Funds. For its services, HASI receives a yearly fixed amount per shareholder account, subject to a yearly minimum fee of $12,000 for each of the Funds. HASI is also entitled to receive additional amounts that may be activity or time-based charges, plus reimbursement for out-of-pocket expenses.

Custodian Fees—Huntington serves as custodian for each of the Funds. Brown Brothers Harriman serves as sub-custodian for each Fund’s foreign assets. Huntington and Brown Brothers Harriman receive fees based on the level of each Fund’s average daily net assets for the period, plus out-of-pocket expenses.

Compliance Services—The Trust has contracted with Huntington to provide a Chief Compliance Officer to the Trust, for which it pays Huntington $135,188 annually.

General—Certain officers of the Trust are Officers, Directors and/or Trustees of the above companies.

Trustees and Officers affiliated with the Advisor are not compensated by the Trust for their services. Each Trustee who is not an “interested person” of the Trust, as such term is defined in the 1940 Act, receives a $25,000 annual retainer plus $2,500 per regular Board meeting. The Independent Chairman of the Board receives a $40,000 annual retainer plus

Annual Shareholder Report

Notes to Financial Statements (Continued)

$2,500 per Board meeting. The Board or a Committee may establish ad hoc committees or sub-committees. Any Committee or sub-committee member may be compensated by the Fund for incremental work outside of the regular meeting process based on the value added to the Fund. In addition, the Fund reimburses Trustees who are not employees of or affiliated with the Advisor for out-of-pocket expenses incurred in conjunction with attendance at meetings. For the year ended December 31, 2012, actual Trustee compensation was $292,000 in aggregate from the Trust.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may invest in certain affiliated money market funds which are managed by the Advisor. Income distributions earned from investments in these funds are recorded as income from affiliates in the accompanying financial statements. A summary of each Fund’s investment in such affiliated money market funds is set forth below:

Money Market Fund	12/31/11 Market Value	Purchases	Sales	12/31/12 Market Value	Income
Disciplined Equity Fund	$5,320,691	$34,772,182	$(40,092,873)	$—	$644
Dividend Capture Fund	1,668,276	53,125,500	(54,793,776)	—	386
Global Select Markets Fund	15,861	30,879,547	(30,895,408)	—	106
Growth Fund	7,003,037	86,039,614	(93,042,651)	—	533
Income Equity Fund	1,958,941	20,734,201	(22,693,142)	—	163
International Equity Fund	8,602,735	59,470,894	(68,073,629)	—	1,156
Mid Corp America Fund	3,584,660	32,782,655	(36,367,315)	—	574
Real Strategies Fund	1,616,330	24,839,407	(26,455,737)	—	298
Rotating Markets Fund	494,529	12,329,877	(12,824,406)	—	61
Situs Fund	2,858,167	42,811,401	(45,669,568)	—	420
Fixed Income Securities Fund	10,236,344	75,943,601	(86,179,945)	—	637
Intermediate Government Income Fund	1,933,516	43,603,192	(45,536,708)	—	322
Mortgage Securities Fund	4,172,889	58,777,967	(62,950,856)	—	382
Short/Intermediate Fixed Income Securities Fund	791,255	92,927,743	(93,718,998)	—	288

U.S. Treasury Money Market Fund	12/31/11 Market Value	Purchases	Sales	12/31/12 Market Value	Income
Disciplined Equity Fund	$—	$11,479,186	$(5,575,480)	$5,903,706	$266
Dividend Capture Fund	—	8,772,881	(5,418,738)	3,354,143	154
Global Select Markets Fund	—	2,964,902	(1,926,786)	1,038,116	33
Growth Fund	—	6,241,760	(4,619,866)	1,621,894	93
Income Equity Fund	—	17,730,506	(16,339,018)	1,391,488	158
International Equity Fund	—	24,742,883	(14,025,209)	10,717,674	748
Mid Corp America Fund	—	17,282,683	(13,751,161)	3,531,522	192
Real Strategies Fund	—	8,692,335	(3,296,703)	5,395,632	220
Rotating Markets Fund	—	4,836,711	(3,451,023)	1,385,688	68
Situs Fund	—	11,100,479	(7,511,551)	3,588,928	280
Fixed Income Securities Fund	—	15,695,923	(10,396,698)	5,299,225	216
Intermediate Government Income Fund	—	9,731,845	(7,124,756)	2,607,089	140
Mortgage Securities Fund	—	14,053,765	(10,113,725)	3,940,040	121
Short/Intermediate Fixed Income Securities Fund	—	6,541,673	(4,390,890)	2,150,783	56

Additionally, Balanced Allocation Fund, Conservative Allocation Fund and Growth Allocation Fund invest in other Funds within the Trust. A summary of these investments in affiliated funds is set forth below:

Balanced Allocation Fund	12/31/11 Market Value	Purchases	Sales	12/31/12 Market Value	Income
Money Market Fund	$392,902	$4,270,476	$(4,663,378)	$—	$21
U.S. Treasury Money Market Fund	—	1,297,801	(1,068,309)	229,492	13
Disciplined Equity Fund	—	1,958,716	(885,893)	1,070,033	10,638
Dividend Capture Fund	1,180,570	99,683	(787,215)	569,908	25,005
Global Select Markets Fund	579,943	1,240,012	(1,487,589)	394,114	1,620
Growth Fund	3,469,274	3,201,289	(4,596,436)	2,160,587	16,829
Income Equity Fund	3,231,359	524,818	(2,017,876)	1,986,378	76,288
International Equity Fund	2,501,390	814,394	(1,588,437)	2,047,158	33,529
Mid Corp America Fund	1,127,411	1,858,642	(2,549,437)	970,450	1,626
Situs Fund	1,984,456	974,950	(2,256,358)	975,336	8,436
Fixed Income Securities Fund	4,252,688	834,927	(2,330,054)	2,772,839	81,809
Intermediate Government Income Fund	1,985,449	387,809	(1,071,202)	1,293,512	29,545
Mortgage Securities Fund	1,137,097	197,149	(595,117)	739,706	20,692
Short/Intermediate Fixed Income Securities Fund	1,967,727	365,828	(1,053,095)	1,291,306	17,909
Huntington US Equity Rotation Strategy ETF	—	1,761,530	(39,923)	1,709,472	4,383

Annual Shareholder Report

Conservative Allocation Fund	12/31/11 Market Value	Purchases	Sales	12/31/12 Market Value	Income
Money Market Fund	$166,086	$2,619,446	$(2,785,532)	$—	$10
U.S. Treasury Money Market Fund	—	189,557	(173,645)	15,912	2
Disciplined Equity Fund	—	394,138	(280,124)	109,900	1,093
Dividend Capture Fund	248,290	30,084	(236,745)	58,540	3,085
Global Select Markets Fund	122,014	19,525	(114,237)	40,486	166
Growth Fund	730,551	140,198	(722,207)	221,908	1,679
Income Equity Fund	679,101	126,937	(655,346)	204,022	9,579
International Equity Fund	525,195	128,400	(506,878)	210,329	3,445
Mid Corp America Fund	237,016	56,148	(255,842)	99,676	168
Situs Fund	417,503	60,247	(440,939)	100,194	883
Fixed Income Securities Fund	5,279,315	682,143	(4,332,967)	1,638,243	67,349
Intermediate Government Income Fund	2,464,781	331,476	(2,021,277)	764,224	24,814
Mortgage Securities Fund	1,411,773	163,512	(1,144,442)	437,018	16,115
Short/Intermediate Fixed Income Securities Fund	2,442,796	304,662	(1,997,841)	762,913	14,943
Huntington US Equity Rotation Strategy ETF	—	193,596	(20,407)	175,592	461

Growth Allocation Fund	12/31/11 Market Value	Purchases	Sales	12/31/12 Market Value	Income
Money Market Fund	$242,736	$3,571,190	$(3,813,926)	$—	$18
U.S. Treasury Money Market Fund	—	1,140,725	(1,009,488)	131,237	14
Disciplined Equity Fund	—	2,196,982	(1,181,072)	1,017,758	10,118
Dividend Capture Fund	1,215,602	120,751	(875,408)	542,030	23,548
Global Select Markets Fund	596,904	146,749	(436,732)	374,815	1,540
Growth Fund	3,571,521	613,702	(2,426,454)	2,055,026	15,649
Income Equity Fund	3,326,710	597,840	(2,289,679)	1,889,296	70,770
International Equity Fund	2,573,980	772,536	(1,729,856)	1,946,752	31,885
Mid Corp America Fund	1,160,455	249,652	(911,618)	923,021	1,540
Situs Fund	2,042,634	235,986	(1,683,639)	927,573	7,935
Fixed Income Securities Fund	1,315,105	372,287	(896,931)	794,425	23,357
Intermediate Government Income Fund	613,972	175,814	(416,567)	370,597	8,460
Mortgage Securities Fund	351,592	94,553	(234,533)	211,931	5,836
Short/Intermediate Fixed Income Securities Fund	608,465	173,979	(415,871)	369,966	5,102
Huntington US Equity Rotation Strategy ETF	608,465	1,657,938	(33,987)	1,625,841	4,111

(4)	Affiliated Issuers

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of each of Real Strategies Fund’s holdings in the securities of such issuers is set forth below:

	12/31/11 Market Value	Change in unrealized appreciation (depreciation)	Purchases	Sales	12/31/12 Market Value	Income
Discount Retail Portfolio II DST	$958,307	$(73,835)	$—	$—	$884,472	$78,439
New York Power DST	949,088	(86,834)	—	—	862,254	69,554
Scotts Gahanna LLC*	1,428,252	(284,448)	—	—	1,143,804	92,136

*	Controlled affiliate in which the Real Stategies Fund owns 25% or more of the outstanding voting securities.

(5)	Balanced Allocation Fund, Conservative Allocation Fund and Growth Allocation Fund Structure

Balanced Allocation Fund, Conservative Allocation Fund and Growth Allocation Fund (“Investing Funds”), in accordance with their prospectus, seek to achieve their investment objectives by investing in other investment companies

(“Underlying Funds”) with similar investment objectives. As a result, investors in the Investing Funds incur expenses of both the Investing Funds and Underlying Funds, including transaction costs related to the purchases and sales of Underlying Fund shares.

Annual Shareholder Report

Notes to Financial Statements (Continued)

(6)	Investment Transactions

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2012, were as follows:

Fund	Purchases	Sales
Disciplined Equity	$22,538,063	$7,411,727
Dividend Capture Fund	219,949,652	184,400,551
Global Select Markets Fund	39,235,326	43,486,780
Growth Fund	177,457,680	175,444,289
Income Equity Fund	265,396,168	254,255,665
International Equity Fund	66,210,894	71,973,005
Mid Corp America Fund*	23,564,144	47,441,220
Real Strategies Fund	27,652,739	30,564,942
Rotating Markets Fund	41,402,152	41,323,257
Situs Fund	21,579,568	31,402,279
Fixed Income Securities Fund	105,096,883	89,723,171
Intermediate Government Income Fund	26,681,792	44,223,637
Mortgage Securities Fund	26,445,829	56,787,272
Ohio Tax-Free Fund	27,676,776	26,128,468
Short/Intermediate Fixed Income Securities Fund	49,525,922	76,956,985
Balanced Allocation Fund	14,786,237	25,645,553
Conservative Allocation Fund	2,709,465	13,661,189
Growth Allocation Fund	7,811,813	17,919,775

*	Excludes $15,657,675 and $3,471,643 purchases and sales, respectively, related to the securities held in the New Economy Fund prior to the merger.

Purchases and sales of long-term U.S. government securities, for the year ended December 31, 2012, were as follows:

Fund	Purchases	Sales
Fixed Income Securities Fund	$31,804,883	$36,309,357
Intermediate Government Income Fund	17,499,272	42,223,637
Mortgage Securities Fund	23,267,017	51,349,740
Short/Intermediate Fixed Income Securities Fund	1,501,245	31,651,076
(7)	Concentration of Credit Risk

Since each of Ohio Municipal Money Market Fund and Ohio Tax-Free Fund invest a substantial portion of their assets in issuers located in the state of Ohio, they will be more susceptible to factors adversely affecting issuers of Ohio than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at December 31, 2012, the securities in the portfolio of investments are backed by letters of credit or bond insurance from various financial institutions and financial guaranty assurance agencies, as indicated on each Fund’s Portfolio of Investments.

(8)	Foreign Investment Risk

Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Foreign governments may expropriate assets, imposed capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have severe effect on security prices and impair the Fund’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to government collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts, and financial reporting standards or regulatory requirements may not be comparable to those applicable to U.S. companies.

Annual Shareholder Report

Notes to Financial Statements (Continued)

(9)	Line of Credit

The Trust participates in a short-term credit agreement (“Line of Credit”) with Citibank, N.A. (“Citi”). Under the terms of the agreement, the Trust may borrow up to $20 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citi receives an annual facility fee of 0.10% on $20 million for providing the Line of Credit. Each fund in the Trust pays a pro-rata portion of this facility fee plus any interest on amounts borrowed. For the year ended December 31, 2012, the following Funds had borrowings under this Line of Credit.

Fund	Average Loan Balance	Weighted Average Interest Rate	Number of Days Outstanding*	Interest Expense Incurred		Maximum Loan Outstanding
Dividend Capture Fund	$105,099	1.41%	2	$4		$105,099
Global Select Markets Fund	20,359	1.41%	2	1		20,359
Growth Fund	4,000,000	1.51%	5	841		4,000,000
International Equity Fund	78,754	1.41%	5	10		195,814
Mid Corp America Fund	3,534,841	1.41%	5	686		5,774,922
Real Strategies Fund	1,447,146	1.41%	2	56		1,447,146
Rotating Markets Fund	128,229	1.41%	5	21		211,302
Situs Fund	2,297,993	1.44%	4	368		3,191,970
Intermediate Government Income Fund	16,373	1.41%	2	1		16,373
Mortgage Securities Fund	38,787	1.41%	2	2		38,787
Ohio Tax-Free Fund	767,086	1.41%	2	30		767,086
Short/Intermediate Fixed Income Securities Fund	690,636	1.41%	2	86		1,190,636
Growth Allocation Fund	694	1.41%	2	—	**	694

*	Number of Days Outstanding represents the total days during the year ended December 31, 2012 that each Fund utilized the Line of Credit.
**	Amount is less than $0.005.

As of December 31, 2012, the Funds had no outstanding borrowings under this Line of Credit.

(10)	Other Tax Information (unaudited)

For the year ended December 31, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2012 Form 1099-DIV.

For the year ended December 31, 2012, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
Disciplined Equity	100.0%
Dividend Capture Fund	62.8%
Global Select Markets Fund	100.0%
Growth Fund	100.0%
Income Equity Fund	79.2%
International Equity Fund	97.3%
Mid Corp America Fund	100.0%
Real Strategies Fund	88.0%
Rotating Markets Fund	88.8%
Situs Fund	100.0%
Mortgage Securities Fund	7.0%
Balanced Allocation Fund	29.1%
Conservative Allocation Fund	9.1%
Growth Allocation Fund	32.9%

For the taxable year ended December 31, 2012, the following percentage of ordinary income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deduction
Disciplined Equity	100.0%
Dividend Capture Fund	93.8%
Global Select Markets Fund	100.0%
Growth Fund	100.0%
Income Equity Fund	91.8%
International Equity Fund	100.0%
Mid Corp America Fund	100.0%
Real Strategies Fund	100.0%
Rotating Markets Fund	89.5%
Situs Fund	100.0%
Fixed Income Securities Fund	3.3%
Mortgage Securities Fund	15.3%
Balanced Allocation Fund	46.0%
Conservative Allocation Fund	27.1%
Growth Allocation Fund	51.2%

Annual Shareholder Report

Notes to Financial Statements (Continued)

For the year ended December 31, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following Funds designated the following percentage of ordinary dividends paid as qualified interest income distribution:

Fund	Qualified Interest Income
Money Market Fund	100.0%
U.S. Treasury Money Market Fund	100.0%
Fixed Income Securities Fund	100.0%
Intermediate Government Income Fund	99.2%
Mortgage Securities Fund	100.0%
Short/Intermediate Fixed Income Securities Fund	100.0%
Balanced Allocation Fund	44.1%
Conservative Allocation Fund	84.9%
Growth Allocation Fund	19.4%

The Funds designate the following amounts as long-term capital gains distributions. The amounts designated may not agree with long term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares.

Fund	Long Term Capital Gains Paid Amount
Growth Fund	$6,218,088
Mid Corp America Fund	18,816,596
Rotating Markets Fund	5,160,037
Situs Fund	5,252,780
Fixed Income Securities Fund	2,353,712
Intermediate Government Income Fund	125,367
Mortgage Securities Fund	523,315
Ohio Tax-Free Fund	891,712
Balanced Allocation Fund	1,290,511
Conservative Allocation Fund	757,933
Growth Allocation Fund	1,459,352

The Funds designated the following amounts as short term capital gain distributions:

Fund	Short Term Capital Gains Paid Amount
Mid Corp America Fund	$66,663
Situs Fund	1,606,375
Fixed Income Securities Fund	546,696
Ohio Tax-Free Fund	202,643
Balanced Allocation Fund	343,506
Conservative Allocation Fund	101,043
Growth Allocation Fund	226,251

The following funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding shares on December 31, 2012 are as follows:

Fund	Foreign Source Income	Foreign Tax Expense
Global Select Markets Fund	0.22	0.01
International Equity Fund	0.29	0.03

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2012. These shareholders will receive more detailed information along with their 2012 Form 1099-DIV.

Annual Shareholder Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of The Huntington Funds:

We have audited the accompanying statements of assets and liabilities of the Huntington Tax-Free Money Fund, Huntington Money Market Fund, Huntington Ohio Municipal Money Market Fund, Huntington U.S. Treasury Money Market Fund, Huntington Disciplined Equity Fund, Huntington Dividend Capture Fund, Huntington Global Select Markets Fund, Huntington Growth Fund, Huntington Income Equity Fund, Huntington International Equity Fund, Huntington Mid Corp America Fund, Huntington Real Strategies Fund, Huntington Rotating Markets Fund, Huntington Situs Fund, Huntington Fixed Income Securities Fund, Huntington Intermediate Government Income Fund, Huntington Mortgage Securities Fund, Huntington Ohio Tax-Free Fund, Huntington Short/Intermediate Fixed Income Securities Fund, Huntington Balanced Allocation Fund, Huntington Conservative Allocation Fund, and Huntington Growth Allocation Fund (twenty-two of the portfolios constituting The Huntington Funds, collectively referred to as the “Funds”), including the portfolios of investments, as of December 31, 2012 and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Huntington Funds referred to above at December 31, 2012, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio

February 28, 2013

Annual Shareholder Report

Board of Trustees and Trust Officers

The following tables give information about Independent Trustees (Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act), Interested Trustees (Trustees who are “interested persons” of the Trust, as defined in the 1940 Act) and the senior officers of the Trust. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term (subject to mandatory retirement provisions). Unless otherwise noted, the business address of each person listed below is 2960 North Meridian Street, Suite 300, Attention: Huntington Trust Officer, Indianapolis, IN 46208. Unless otherwise noted, each officer is elected annually. The Huntington Funds consists of 36 portfolios. Each Trustee serves as Trustee for all portfolios of The Huntington Funds. The Funds’ Statement of Additional Information includes additional information about The Huntington Funds’ Trustees and is available, without charge and upon request, by calling 1-800-253-0412.

Interested Trustees’ Background

Name Age Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Previous Position(s) and Other Directorships Held
B. Randolph Bateman* Age: 63 TRUSTEE Began Serving: February 2008

Principal Occupations: President and Chief Investment Officer, Huntington Asset Advisors, Inc. (May 2001 to present); Chief Investment Officer, The Huntington National Bank (October 2000 to present).

Previous Positions: Senior Vice President, Star Bank (June 1988 to October 2000).

Other Directorships Held: Board Member, The Huntington Strategy Shares.

*	B. Randolph Bateman has been deemed an Interested Trustee due to the positions he holds with The Huntington National Bank and its affiliates.

Independent Trustees’ Background

Name Age Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Previous Position(s) and Other Directorships Held
David S. Schoedinger* Age: 70 CHAIRMAN OF THE BOARD and TRUSTEE Began serving: May 1990

Principal Occupation: Chairman of the Board and Funeral Director, Schoedinger Funeral Service (1965 to present); CEO, Schoedinger Financial Services, Inc. (1987 to present).

Other Directorships Held: Board Member, The Huntington Strategy Shares.

Eddie R. Munson Age: 62 TRUSTEE Began serving: June 2012

Principal Occupation: Retired (September 2006-present).

Previous Positions: Certified Public Accountant, KPMG LLP (June 1972-September 2006)

Other Directorships Held: Board Member, The Huntington Strategy Shares; Board Member, Bearingpoint (2006-2008); Board Member, United American Healthcare (September 2006-June 2008); Board Member, Caraco (June 2011-December 2011).

Tadd C. Seitz Age: 71 TRUSTEE Began serving: June 2006

Principal Occupation: Retired (July 1996-present); Board advisor and private investor (July 1996-present).

Previous Positions: Chairman and Chief Executive Officer, The Scotts-Miracle Gro Company (June 1983-June 1996); Chief Operating Officer The Scotts Company (1982-1983); General Manager W. Atlee Burpee Company (1980-1982).

Other Directorships Held: Board Member, The Huntington Strategy Shares; West Point Products, Shade Tree Systems and Cold Jet (both private companies) and Chairman of Central Benefits, a mutual insurance company.

Mark D. Shary Age: 52 TRUSTEE Began serving: June 2006

Principal Occupations: Private investor (2007 to present).

Previous Position: Chief Executive Officer and President, BestTransport.com, Inc. (2003 to 2007); President, Bostech Corporation (2000 to 2002).

Other Directorships Held: Board Member, The Huntington Strategy Shares.

Thomas J. Westerfield Age: 57 TRUSTEE Began serving: January 2001

Principal Occupation: Of Counsel, Dinsmore & Shohl LLP (law firm)
(August 2005 to present).

Previous Position: Of Counsel, Cors & Bassett LLC (law firm) (1993 – 2005).

Other Directorships Held: Board Member, The Huntington Strategy Shares.

Annual Shareholder Report

Name Age Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Previous Position(s) and Other Directorships Held
William H. Zimmer, III Age: 59 TRUSTEE Began Serving: December 2006

Principal Occupation: Chief Executive Officer, Cintel Federal Credit Union (January 2011 to present).

Previous Positions: Consultant, WHZIII, LLC (March 2009 to December 2010); Assistant Treasurer, Dana Holding Corp. (September 2006 to February 2009) (manufacturing); Vice President and Manager, Global Treasury Management, National City Bank (January 2004 to March 2006); Vice President, Treasury Management Operations, Provident Bank (June 2003 to January 2004); Financial Consultant (April 2001 to June 2003).

Other Directorships Held: Board Member, The Huntington Strategy Shares.

*	David S. Schoedinger became Chairman of the Funds on April 30, 2003.

Officers

Name Age Address Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Positions
Joseph L. Rezabek Age: 44 PRESIDENT Began Serving: February 2013

Principal Occupations: President, HASI (March 2012 to present); Executive Vice President, The Huntington National Bank (March 2012 to present).

Previous Positions: Managing Director, Citi (2006-2012), Chief Operating Officer, State Street Europe (1999-2006)

R. Jeffrey Young Age: 48 CHIEF EXECUTIVE OFFICER Began Serving: February 2010

Principal Occupations: Senior Vice President, HASI (January 2010 to present); Chairman of the Board, Valued Advisers Trust (June 2010 to present); Chief Executive Officer and President, Valued Advisers Trust (January 2010 to present); President and Chief Executive Officer, Dreman Contrarian Funds (March 2011 to present); Chief Executive Officer, The Huntington Strategy Shares (November 2010 to present).

Previous Positions: Independent Chair, Valued Advisers Trust (August 2008-Janaury 2010); Managing Director, Chief Operating Officer, WealthStone (2007 to 2009); Senior Vice President, Operations, BISYS Fund Services (2006 to 2007); Senior Vice President/Vice President, Client Services, BISYS Fund Services (1994 to 2006).

Matthew J. Miller Age: 36 VICE PRESIDENT Began Serving: February 2010	Principal Occupations: Vice President, Relationship Management, HASI (2008 to present). Previous Position: Vice President, Transfer Agency Operations, HASI (2002 to 2008).
David R. Carson Age: 54 CHIEF COMPLIANCE OFFICER and ANTI-MONEY LAUNDERING OFFICER Began Serving: September 2005

Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer of the Huntington Funds (September 2005 to present) and the Huntington Strategy Shares (November 2010 to present).

Previous Positions: Treasurer and Assistant Treasurer of The Huntington Funds, Huntington Asset Advisors, Inc. (February 2002 to February 2005); Vice President and Private Financial Capital Group Marketing Manager, The Huntington National Bank (June 2001 to September 2005); Trust Officer, Firstar Bank (October 1982 to February 2001).

Robert W. Silva Age: 46 TREASURER Began Serving: November 2010

Principal Occupation: Senior Vice President, Financial Administration, HASI; Treasurer, Dreman Contrarian Funds (March 2011 – present); Chief Financial Officer and Treasurer, Unified Series Trust (June 2011 to present); Chief Financial Officer and Treasurer, The Huntington Strategy Shares (November 2010 to present).

Previous Positions: Senior Vice President, Citi Fund Services Ohio, Inc., (September 2007 to September 2010)

Jay S. Fitton Age: 43 SECRETARY Began Serving: February 2012	Principal Occupations: Vice President of Legal Administration for HASI (November 2011 to present). Previous Positions: Vice President and Senior Counsel, J.P. Morgan Chase (February 2007-April 2007).

Annual Shareholder Report

Investment Contract Review Disclosure

BOARD OF TRUSTEES’ CONSIDERATION OF INVESTMENT ADVISORY AGREEMENTS FOR THE HUNTINGTON FUNDS (the “Funds”)

The Board of Trustees is responsible for determining whether to approve the Funds’ investment advisory agreements. At a meeting held on August 9, 2012, the Board unanimously approved the investment advisory agreements between Huntington Asset Advisors, Inc. (the “Advisor”) and the Funds (the “Advisory Agreements”). Pursuant to the Advisory Agreements between the Advisor and the Funds, the Advisor provides advisory services to the Funds.

During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each of the Advisory Agreements, the Board, including a majority of the independent Trustees, considered many factors, the most significant of which were: (1) the nature of the services provided to the Funds by the Advisor in relation to the advisory fees; (2) the individual performance of the Funds; (3) the Advisor’s costs and the profits realized through providing the Funds with advisory services; (4) whether the Advisor has realized or may realize economies of scale in providing services to the Funds and if these economies are shared with the Funds; and (5) a comparison of the fees and performance of comparable funds.

Nature, Extent and Quality of Services in Relation to the Advisory Fees—In considering the nature, extent and quality of the services provided by the Advisor, the Board reviewed information relating to the Advisor’s operations and personnel. Among other things, the Advisor provided descriptions of its organizational and management structure, biographical information on its supervisory and portfolio management staff on a fund-by-fund basis, and financial information. The Advisor also provided a presentation of its past and current initiatives. The Trustees also took into account the financial condition of the Advisor with respect to its ability to provide the services required under the Advisory Agreements. The Board determined that the nature, extent and quality of the services provided by the Advisor, in relation to the advisory fees, were acceptable.

Individual Performance of the Funds—The Board reviewed the Funds’ short-term and long-term performance records and the Advisor’s management styles in relation to comparable funds and appropriate benchmarks. The Board noted that it reviews detailed information about the Funds’ performance on a quarterly basis. The Board also reviewed various comparative data for each of the Funds provided to them in connection with their consideration of the renewal of the Advisory Agreements, including, among other information, each Fund’s performance compared to similar funds based on information provided by Lipper Inc. (“Lipper”) for the one-, three-, and five-year and since-inception periods, as applicable, ending March 31, 2012, as well as each Fund’s performance compared to its benchmark index for the one-, three-, five-, and ten-year and since-inception periods, as applicable, ending June 30, 2012.

Advisor’s Costs and the Profits Realized Through Providing the Funds With Advisory Services— In considering the reasonableness of the advisory fees, the Board reviewed information provided by the Advisor setting forth all revenues and other benefits, both direct and indirect, received by the Advisor and its affiliates attributable to managing each of the Funds individually, the cost of providing such services and the resulting profitability to the Advisor and its affiliates from these relationships. The Board also took into consideration the Advisor’s agreement with the Trust with respect to the Huntington Growth Allocation Fund, the Huntington Balanced Allocation Fund and the Huntington Conservative Allocation Fund (the “Allocation Funds”), whereby the Advisor agreed to waive all or a portion of its advisory fee in order to limit each Allocation Fund’s total annual fund operating expenses for the period ending April 30, 2013. The Board also considered the Advisor’s agreement with the Trust with respect to the Disciplined Equity Fund and the Global Select Markets Fund, whereby the Advisor agreed to waive all or a portion of its advisory fee in order to limit the Fund’s total annual fund operation expenses for the period ending April 30, 2013. In addition, the Board considered the Advisor’s agreement with the four money market funds, whereby the Advisor agreed to waive all or a portion of its investment advisory fee and/or reimburse certain operating expenses of each money market fund to the extent necessary to ensure that each money market fund maintains a positive yield of at least 0.01%. The Trustees determined that the profitability of the Advisor was acceptable in relation to the nature and quality of services provided to the Funds.

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Economies of Scale in Providing Services to the Funds and Whether These Economies Are Shared With the Funds—The Board also considered the effect of the Funds’ growth and size on their performance and fees. The Board noted that, with the exception of the Allocation Funds and the Huntington U.S. Treasury Money Market Fund, all of the Funds’ Advisory Agreements reflect the implementation of investment advisory fee breakpoints for the Funds. The Board further noted that the administration fee charged to all Funds included fee breakpoints, which allowed the Funds to realize economies of scale as the assets of the Funds increased over time.

Comparison of the Fees and Performance of Comparable Funds—With respect to the Funds’ performance and fees, the Board considered comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board used Lipper peer group information provided by Strategic Insight, Inc. with respect to its comparable fee and performance analysis for the Funds. The data for the fee and performance analysis was generated on an aggregate portfolio level since not all Funds offer the same types of share classes. The Board also received information concerning fees charged by the Advisor to other accounts, but did not consider that information to be as relevant in light of the differences in services provided.

Other Considerations—The Board also requests and receives substantial and detailed information about the Funds and the Advisor on a regular basis. The Advisor provides much of this information at each regular meeting of the Board and furnishes additional reports in connection with the Board’s formal review of the Advisory Agreements. The Board may also receive information between regular meetings relating to particular matters as the need arises. The Board’s evaluation of the Advisory Agreements is informed by reports covering such matters as: the Advisor’s investment philosophy, personnel, and processes; operating strategies; the Funds’ short- and long term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitive funds and/or other benchmarks, as appropriate) and comments on reasons for performance. The Board also considered reports concerning the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Funds’ portfolio securities; the nature and extent of the advisory and other services provided to the Funds by the Advisor and its affiliates; compliance and audit reports concerning the Funds (including communications from regulatory agencies), as well as the Advisor’s responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Funds and the Advisor are responding to them. In the course of their deliberations regarding the Advisory Agreements, the Board also evaluated, among other things, the Advisor’s ability to supervise each of the Fund’s other service providers and its compliance program.

The Board based its decision to approve the Advisory Agreements on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to each of the Funds, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board’s decision to approve the Advisory Agreements reflects its determination that the Advisor’s performance and actions provide an acceptable basis to support the decision to continue the existing arrangements.

While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decisions. In each case, the Board concluded that the Funds’ combined advisory fee and administrative fee and total expenses were reasonable in light of the quality and nature of services provided by the Advisor and its affiliates.

I.	HUNTINGTON MONEY MARKET FUNDS

Huntington Tax-Free Money Market Fund

Among other data considered, the Board noted that the Fund’s performance was equal to the median and average of its Lipper peer group for the one-year period ended March 31, 2012, and underperformed the median and

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Investment Contract Review Disclosure (Continued)

average of its Lipper peer group for the three-year and since-inception periods ended March 31, 2012. For the five-year period ended March 31, 2012, the Board noted that the Fund outperformed the average and underperformed the median of its Lipper peer group. The Board took into consideration the Advisor’s agreement to waive all or a portion of its advisory fee and/or reimburse operating expenses of the Fund and noted that the Fund’s combined advisory fee and administrative fee is below the average and median of its Lipper peer group and that the Fund’s total expenses were below the average and median of its Lipper peer group.

Huntington Money Market Fund

Among other data considered, the Board noted that the Fund underperformed the median and average of its Lipper peer group for the one-, three-, and five-year periods ended March 31, 2012. The Board also noted that the Fund outperformed the median and average of its Lipper peer group for the since-inception period ended March 31, 2012. The Board took into consideration the Advisor’s agreement to waive all or a portion of its advisory fee and/or reimburse operating expenses of the Fund and noted that the Fund’s combined advisory fee and administrative fee is below the average and median of its Lipper peer group and that the Fund’s total expenses were above the average and median of its Lipper peer group. The Board took into account management’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance.

Huntington Ohio Municipal Money Market Fund

Among other data considered, the Board noted that the Fund outperformed its Lipper peer group for the since-inception period ended March 31, 2012. The Board also noted that the Fund’s performance was equal to the median and average of its Lipper peer group for the one-year period ended March 31, 2012, and that the Fund underperformed the median and average of its Lipper peer group for the three-year period ended March 31, 2012. For the five-year period ended March 31, 2012, the Board noted that the Fund outperformed the average and underperformed the median of its Lipper peer group. The Board took into consideration the Advisor’s agreement to waive all or a portion of its advisory fee and/or reimburse operating expenses of the Fund and noted that the Fund’s combined advisory fee and administrative fee is below the average and median of its Lipper peer group and that the Fund’s total expenses are below the average and median of its Lipper peer group.

Huntington U.S. Treasury Money Market Fund

Among other data considered, the Board noted that the Fund’s performance was equal to the median and average of its Lipper peer group for the one-year period ended March 31, 2012, and underperformed the median and average of its Lipper peer group for the three- and five-year periods ended March 31, 2012. For the since-inception period ended March 31, 2012, the Board noted that the Fund outperformed the average and median of its Lipper peer group. The Board took into consideration the Advisor’s agreement to waive all or a portion of its advisory fee and/or reimburse operating expenses of the Fund and noted that the Fund’s combined advisory fee and administrative fee is below the average and median of its Lipper peer group and that the Fund’s total expenses were below the average and median of its Lipper peer group.

II.	HUNTINGTON EQUITY FUNDS

Huntington Disciplined Equity Fund

Among other data considered, the Board noted that the Fund underperformed the median and average of its Lipper peer group for the since-inception period ended March 31, 2012. The Board also noted that the Fund underperformed its benchmark index for the since-inception period ended June 30, 2012. The Board noted that the Fund’s combined advisory fee and administrative fee is below the median and average of its Lipper peer group and that the Fund’s total expenses were above the median and average of its Lipper peer group. The Board took into account the advisor’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance and management’s plans with respect to the Fund.

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Huntington Dividend Capture Fund

Among other data considered, the Board noted that the Fund outperformed the median and average of its Lipper peer group for the one-, three- and five-year and since-inception periods ended March 31, 2012. The Board also noted that the Fund outperformed its benchmark index for the five-year and since-inception periods ended June 30, 2012, and underperformed its benchmark index for the one-, three-, and ten-year periods ended June 30, 2012. The Board noted that the Fund’s combined advisory fee and administrative fee and total expenses were above the median and average of its Lipper peer group.

Huntington Global Select Markets Fund

Among other data considered, the Board noted that the Fund underperformed the median and average of its Lipper peer group for the one-year period ended March 31, 2012. The Board also noted that the Fund underperformed the median and outperformed the average of its Lipper peer group for the since-inception period ended March 31, 2012. The Board noted that the Fund underperformed its benchmark index for the one-year and since-inception periods ended June 30, 2012. The Board also noted that the Fund’s combined advisory fee and administrative fee and total expenses were above the median and average of its Lipper peer group. The Board took into account the advisor’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance and management’s plans with respect to the Fund.

Huntington Growth Fund

Among other data considered, the Board noted that the Fund underperformed the median and average of its Lipper peer group for the one-, three- and five-year periods ended March 31, 2012. The Board noted that the Fund underperformed the median and outperformed the average of its Lipper peer group for the since-inception period ended March 31, 2012. The Board also noted that the Fund underperformed its benchmark index for the one-, three-, five-, and ten-year and since-inception periods ended June 30, 2012. The Board noted that the Fund’s combined advisory fee and administrative fee was above the average and below the median of its Lipper peer group, and that the Fund’s total expenses were below the median and average of its Lipper peer group. The Board took into account the advisor’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance and management’s plans with respect to the Fund.

Huntington Income Equity Fund

Among other data considered, the Board noted that the Fund outperformed the median and average of its Lipper peer group for the one- and three-year and since-inception periods ended March 31, 2012. The Board noted that the Fund’s performance was equal to the average and outperformed the median of its Lipper peer group for the five-year period ended March 31, 2012. The Board further noted that the Fund outperformed its benchmark index for the one-, three-, and five-year and since-inception periods ended June 30, 2012. The Board noted that the Fund underperformed its benchmark index for the ten-year period ended June 30, 2012. The Board also noted that the Fund’s combined advisory fee and administrative fee and total expenses were above the average and median of its Lipper peer group.

Huntington International Equity Fund

Among other data considered, the Board noted that the Fund underperformed the median and average of its Lipper peer group for the three-year and since-inception periods ended March 31, 2012. The Board noted that the Fund outperformed the median and average of its Lipper peer group for the one- and five-year periods ended March 31, 2012. The Board further noted that the Fund outperformed its benchmark index for the one-, five-, and ten-year and since-inception periods ended June 30, 2012. The Board noted that the Fund underperformed its benchmark index for the three-year period ended June 30, 2012. The Board noted that the Fund’s combined advisory fee and administrative fee and total expenses were above the average and median of its Lipper peer group.

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Investment Contract Review Disclosure (Continued)

Huntington Macro 100 Fund

Among other data considered, the Board noted that the Fund underperformed the median and average of its Lipper peer group for the one- and five-year and since-inception periods ended March 31, 2012. The Board noted that the Fund’s performance was equal to the median and underperformed the average of its Lipper peer group for the three-year period ended March 31, 2012. The Board further noted that the Fund underperformed its benchmark index for the one-, three-, and five-year and since-inception periods ended June 30, 2012. The Board noted that the Fund’s combined advisory fee and administrative fee and total expenses were above the average and median of its Lipper peer group. The Board took into account the advisor’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance and management’s plans with respect to the Fund.

Huntington Mid Corp America Fund

Among other data considered, the Board noted that the Fund outperformed the median and average of its Lipper peer group for the one- and five-year periods ended March 31, 2012. The Board also noted that the Fund underperformed the median and average of its Lipper peer group for the three-year and since-inception periods ended March 31, 2012. The Board further noted that the Fund outperformed its benchmark index for the one-year period ended June 30, 2012, and underperformed its benchmark index for the three-, five-, and ten-year and since-inception periods ended June 30, 2012. In addition, the Board noted that the Fund’s combined advisory fee and administrative fee and total expenses were above the median and average of its Lipper peer group. The Board took into account the advisor’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance and management’s plans with respect to the Fund.

Huntington Real Strategies Fund

Among other data considered, the Board noted that the Fund outperformed the median and average of its Lipper peer group for the one- and three-year periods ended March 31, 2012. The Board noted that the Fund underperformed the median and average of its Lipper peer group for the since-inception period ended March 31, 2012. The Board also noted that the Fund outperformed its benchmark index for the three-year and since-inception periods ended June 30, 2012, and underperformed its benchmark index for the one- and five-year periods ended June 30, 2012. The Board noted that the Fund’s combined advisory fee and administrative fee and total expenses were above the median and average of its Lipper peer group. The Board took into account the advisor’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance, and management’s plans with respect to the Fund.

Huntington Rotating Markets Fund

Among other data considered, the Board noted that the Fund outperformed the median and average of its Lipper peer group for the one-year period ended March 31, 2012, and underperformed the median and average of its Lipper peer group for the three- and five-year and since-inception periods ended March 31, 2012. The Board also noted that the Fund outperformed its benchmark index for the since-inception period ended June 30, 2012, and underperformed its benchmark index for the one-, three-, five-, and ten-year periods ended June 30, 2012. The Board noted that the Fund’s combined advisory fee and administrative fee and total expenses were below the average and median of its Lipper peer group. The Board took into account the advisor’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance and management’s plans with respect to the Fund.

Huntington Situs Fund

Among other data considered, the Board noted that the Fund outperformed the median and average of its Lipper peer group for the one-, three- and five- year and since-inception periods ended March 31, 2012. The Board also noted that the Fund outperformed its benchmark index for since-inception period ended June 30, 2012, and underperformed its benchmark index for the one-, three-, and five-year periods ended June 30, 2012. The Board

Annual Shareholder Report

also noted that the Fund’s combined advisory fee and administrative fee and total expenses were above the median and average of its Lipper peer group.

III.	HUNTINGTON INCOME FUNDS

Huntington Fixed Income Securities Fund

Among other data considered, the Board noted that the Fund underperformed the average and median of its Lipper peer group for the one- and three-year and since-inception periods ended March 31, 2012. The Board noted that the Fund underperformed the median and outperformed the average of its Lipper peer group for the five-year period ended March 31, 2012. The Board also noted that the Fund underperformed its benchmark index for the one-, three-, five-, and ten-year and since-inception periods ended June 30, 2012. The Board noted that the Fund’s combined advisory fee and administrative fee and total expenses were above the average and median of its Lipper peer group. The Board took into account management’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance, and management’s plans with respect to the Fund.

Huntington Intermediate Government Income Fund

Among other data considered, the Board noted that the Fund outperformed the median and average of its Lipper peer group for the one-, three- and five-year and since-inception periods ended March 31, 2012. The Board also noted that the Fund underperformed its benchmark index for the one-, three-, five-, and ten-year and since-inception periods ended June 30, 2012. The Board noted that the Fund’s combined advisory fee and administrative fee and total expenses were above the average and median of its Lipper peer group.

Huntington Mortgage Securities Fund

Among other data considered, the Board noted that the Fund underperformed the median and average of its Lipper peer group for the one-, three- and five-year periods ended March 31, 2012. The Board noted that the Fund’s performance was equal to the median and outperformed the average of its Lipper peer group for the since-inception period ended March 31, 2012. The Board also noted that the Fund outperformed its benchmark index for the three-year period ended June 30, 2012, and underperformed its benchmark index for the one-, five-, and ten-year and since-inception periods ended June 30, 2012. In addition, the Board noted that the Fund’s combined advisory fee and administrative fee and total expenses were above the average and median of its Lipper peer group. The Board took into account management’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance, and management’s plans with respect to the Fund.

Huntington Ohio Tax-Free Fund

Among other data considered, the Board noted that the Fund underperformed the median and average of its Lipper peer group for the one-, three- and five-year and since-inception periods ended March 31, 2012. The Board also noted that the Fund underperformed its benchmark index for the one-, three-, five-, and ten-year and since-inception periods ended June 30, 2012. The Board noted that the Fund’s combined advisory fee and administrative fee and total expenses were above the average and median of its Lipper peer group. In addition, the Board took into account management’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance, and management’s plans with respect to the Fund.

Huntington Short/Intermediate Fixed Income Securities Fund

Among other data considered, the Board noted that the Fund underperformed the median and average of its Lipper peer group for the one-, three- and five-year and since-inception periods ended March 31, 2012. The Board also noted that the Fund outperformed its benchmark index for the since-inception period ended June 30, 2012, and underperformed its benchmark index for the one-, three-, and five-year periods ended June 30, 2012. The Board noted that the Fund’s combined advisory fee and administrative fee and total expenses are above the aver-

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Investment Contract Review Disclosure (Continued)

age and median of its Lipper peer group. The Board took into account management’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance, and management’s plans with respect to the Fund.

IV.	HUNTINGTON ASSET ALLOCATION FUNDS

Huntington Balanced Allocation Fund

Among other data considered, the Board noted that the Fund underperformed the median and average of its Lipper peer group for the one-year period ended March 31, 2012, and outperformed the median and average of its Lipper peer group for the since-inception period ended March 31, 2012. The Board also noted that the Fund underperformed its benchmark index for the one-year and since-inception periods ended June 30, 2012. The Board took into consideration the Advisor’s agreement to waive all or a portion of its advisory fee for the Fund and noted that the Fund’s combined advisory fee and administrative fee and total expenses were below the median and average of its Lipper peer group.

Huntington Conservative Allocation Fund

Among other data considered, the Board noted that the Fund underperformed the median and average of its Lipper peer group for the one-year period ended March 31, 2012, and outperformed the median and average of its Lipper peer group for the since-inception period ended March 31, 2012. The Board also noted that the Fund underperformed its benchmark index for the one-year and since-inception periods ended June 30, 2012. The Board took into consideration the Advisor’s agreement to waive all or a portion of its advisory fee for the Fund and noted that the Fund’s combined advisory fee and administrative fee was above the average and below the median of its Lipper peer group and that the Fund’s total expenses were below the median and average of its Lipper peer group.

Huntington Growth Allocation Fund

Among other data considered, the Board noted that the Fund underperformed the median and average of its Lipper peer group for the one-year period ended March 31, 2012, and outperformed the median and average of its Lipper peer group for the since-inception period ended March 31, 2012. The Board also noted that the Fund underperformed its benchmark index for the one-year and since-inception periods ended June 30, 2012. The Board took into consideration the Advisor’s agreement to waive all or a portion of its advisory fee for the Fund and noted that the Fund’s combined advisory fee and administrative fee and total expenses were below the median and average of its Lipper peer group.

Annual Shareholder Report

Supplemental Information (Unaudited)

Shareholder Expense Examples

Fund Expenses—As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees, distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six-month period from July 1, 2012 to December 31, 2012.

Actual Expenses—The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value, July 1, 2012	Ending Account Value, December 31, 2012	Expenses Paid During Period(1)	Annualized Expense Ratio

Tax-Free Money Market Fund
Trust Shares	Actual	$1,000.00	$1,000.10	$0.96	0.19%
	Hypothetical (2)	$1,000.00	$1,024.18	$0.97	0.19%
Class A Shares	Actual	$1,000.00	$1,000.10	$0.96	0.19%
	Hypothetical (2)	$1,000.00	$1,024.18	$0.97	0.19%
Money Market Fund
Trust Shares	Actual	$1,000.00	$1,000.10	$1.06	0.21%
	Hypothetical (2)	$1,000.00	$1,024.08	$1.07	0.21%
Class A Shares	Actual	$1,000.00	$1,000.10	$1.05	0.21%
	Hypothetical (2)	$1,000.00	$1,024.08	$1.07	0.21%
Ohio Municipal Money Market Fund
Trust Shares	Actual	$1,000.00	$1,000.10	$0.97	0.19%
	Hypothetical (2)	$1,000.00	$1,024.17	$0.98	0.19%
Class A Shares	Actual	$1,000.00	$1,000.10	$0.96	0.19%
	Hypothetical (2)	$1,000.00	$1,024.17	$0.98	0.19%
U.S. Treasury Money Market Fund
Trust Shares	Actual	$1,000.00	$1,000.10	$0.53	0.11%
	Hypothetical (2)	$1,000.00	$1,024.61	$0.54	0.11%
Class A Shares	Actual	$1,000.00	$1,000.00	$0.61	0.12%
	Hypothetical (2)	$1,000.00	$1,024.52	$0.62	0.12%
Disciplined Equity Fund
Trust Shares	Actual	$1,000.00	$992.90	$6.02	1.20%
	Hypothetical (2)	$1,000.00	$1,019.10	$6.09	1.20%
Class A Shares	Actual	$1,000.00	$991.50	$7.27	1.45%
	Hypothetical (2)	$1,000.00	$1,017.85	$7.35	1.45%

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Supplemental Information (Continued)

		Beginning Account Value, July 1, 2012	Ending Account Value, December 31, 2012	Expenses Paid During Period(1)	Annualized Expense Ratio
Dividend Capture Fund
Trust Shares	Actual	$1,000.00	$1,047.20	$5.65	1.10%
	Hypothetical (2)	$1,000.00	$1,019.62	$5.57	1.10%
Class A Shares	Actual	$1,000.00	$1,045.90	$6.95	1.35%
	Hypothetical (2)	$1,000.00	$1,018.34	$6.85	1.35%
Global Select Markets Fund
Trust Shares	Actual	$1,000.00	$1,110.60	$10.10	1.90%
	Hypothetical (2)	$1,000.00	$1,015.56	$9.65	1.90%
Class A Shares	Actual	$1,000.00	$1,109.00	$11.42	2.15%
	Hypothetical (2)	$1,000.00	$1,014.31	$10.91	2.15%
Growth Fund
Trust Shares	Actual	$1,000.00	$1,018.70	$6.12	1.21%
	Hypothetical (2)	$1,000.00	$1,019.07	$6.12	1.21%
Class A Shares	Actual	$1,000.00	$1,017.60	$7.39	1.46%
	Hypothetical (2)	$1,000.00	$1,017.81	$7.39	1.46%
Income Equity Fund
Trust Shares	Actual	$1,000.00	$1,042.40	$6.20	1.21%
	Hypothetical (2)	$1,000.00	$1,019.06	$6.13	1.21%
Class A Shares	Actual	$1,000.00	$1,041.10	$7.48	1.46%
	Hypothetical (2)	$1,000.00	$1,017.81	$7.39	1.46%
International Equity Fund
Trust Shares	Actual	$1,000.00	$1,109.80	$8.40	1.58%
	Hypothetical (2)	$1,000.00	$1,017.17	$8.03	1.58%
Class A Shares	Actual	$1,000.00	$1,108.00	$9.72	1.83%
	Hypothetical (2)	$1,000.00	$1,015.92	$9.29	1.83%
Mid Corp America Fund
Trust Shares	Actual	$1,000.00	$1,062.80	$7.34	1.42%
	Hypothetical (2)	$1,000.00	$1,018.02	$7.18	1.42%
Class A Shares	Actual	$1,000.00	$1,060.90	$8.63	1.67%
	Hypothetical (2)	$1,000.00	$1,016.76	$8.44	1.67%
Real Strategies Fund
Trust Shares	Actual	$1,000.00	$1,049.00	$7.03	1.36%
	Hypothetical (2)	$1,000.00	$1,018.28	$6.92	1.36%
Class A Shares	Actual	$1,000.00	$1,048.10	$8.31	1.61%
	Hypothetical (2)	$1,000.00	$1,017.02	$8.19	1.61%
Rotating Markets Fund
Trust Shares	Actual	$1,000.00	$1,018.10	$6.13	1.21%
	Hypothetical (2)	$1,000.00	$1,019.06	$6.13	1.21%
Class A Shares	Actual	$1,000.00	$1,015.50	$7.39	1.46%
	Hypothetical (2)	$1,000.00	$1,017.80	$7.40	1.46%
Situs Fund
Trust Shares	Actual	$1,000.00	$1,147.70	$7.29	1.35%
	Hypothetical (2)	$1,000.00	$1,018.34	$6.86	1.35%
Class A Shares	Actual	$1,000.00	$1,146.20	$8.64	1.60%
	Hypothetical (2)	$1,000.00	$1,017.09	$8.12	1.60%

Annual Shareholder Report

		Beginning Account Value, July 1, 2012	Ending Account Value, December 31, 2012	Expenses Paid During Period(1)	Annualized Expense Ratio
Fixed Income Securities Fund
Trust Shares	Actual	$1,000.00	$1,018.10	$5.42	1.07%
	Hypothetical (2)	$1,000.00	$1,019.77	$5.42	1.07%
Class A Shares	Actual	$1,000.00	$1,017.00	$6.69	1.32%
	Hypothetical (2)	$1,000.00	$1,018.50	$6.70	1.32%
Intermediate Government Income Fund
Trust Shares	Actual	$1,000.00	$1,006.10	$5.56	1.10%
	Hypothetical (2)	$1,000.00	$1,019.59	$5.60	1.10%
Class A Shares	Actual	$1,000.00	$1,005.00	$6.82	1.35%
	Hypothetical (2)	$1,000.00	$1,018.33	$6.87	1.35%
Mortgage Securities Fund
Trust Shares	Actual	$1,000.00	$1,003.90	$5.72	1.14%
	Hypothetical (2)	$1,000.00	$1,019.43	$5.76	1.14%
Class A Shares	Actual	$1,000.00	$1,002.60	$6.99	1.39%
	Hypothetical (2)	$1,000.00	$1,018.16	$7.04	1.39%
Ohio Tax-Free Fund
Trust Shares	Actual	$1,000.00	$1,023.20	$6.15	1.21%
	Hypothetical (2)	$1,000.00	$1,019.06	$6.14	1.21%
Class A Shares	Actual	$1,000.00	$1,022.00	$7.42	1.46%
	Hypothetical (2)	$1,000.00	$1,017.79	$7.41	1.46%
Short/Intermediate Fixed Income Securities Fund
Trust Shares	Actual	$1,000.00	$1,007.90	$5.37	1.06%
	Hypothetical (2)	$1,000.00	$1,019.79	$5.40	1.06%
Class A Shares	Actual	$1,000.00	$1,006.20	$6.63	1.31%
	Hypothetical (2)	$1,000.00	$1,018.53	$6.67	1.31%
Balanced Allocation Fund
Class A Shares	Actual	$1,000.00	$1,034.60	$3.55	0.70%
	Hypothetical (2)	$1,000.00	$1,021.64	$3.53	0.70%
Conservative Allocation Fund
Class A Shares	Actual	$1,000.00	$1,017.40	$3.96	0.78%
	Hypothetical (2)	$1,000.00	$1,021.21	$3.96	0.78%
Growth Allocation Fund
Class A Shares	Actual	$1,000.00	$1,043.60	$3.25	0.63%
	Hypothetical (2)	$1,000.00	$1,021.95	$3.22	0.63%

(1)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The annualized expense ratios reflect reimbursement of expenses by the Funds’ Adviser for the period beginning July 1, 2012 through December 31, 2012. The “Financial Highlights” tables in the Funds’ financial statements, included in the report, also show the gross expense ratios, without such reimbursements.
(2)	Hypothetical assumes 5% annual return before expenses.

Annual Shareholder Report

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A copy of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios, as well as a record of how the Funds voted any such proxies during the most recent 12-month period ended June 30, is available without charge and upon request by calling 1-800-253-0412 or at www.huntingtonfunds.com. This information is also available from the EDGAR database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on “Form N-Q.” These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (call 1-202-551-8090 for information on the operation of the Public Reference Room.) You may also access this information at www.huntingtonfunds.com by selecting “Form N-Q”.

The Huntington National Bank, a subsidiary of Huntington Bancshares, Inc., is the Custodian of The Huntington Funds. Huntington Asset Services, Inc. serves as the Administrator and Fund Accountant and is affiliated with the Huntington National Bank. Additionally, Brown Brothers Harriman & Co. is the Sub-Custodian of certain of the Funds. Huntington Asset Advisors, Inc., a subsidiary of the Huntington National Bank, serves as Investment Advisor to the Funds. Unified Financial Securities, Inc. serves as the Distributor of The Huntington Funds and is affiliated with the Huntington National Bank.

Mutual funds, including money market funds, are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus which contains facts concerning the Funds’ objectives and policies, management fees, expenses and other information.

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Huntington Shareholder Services: 800-253-0412

27057 02/13

Annual Shareholder Report

DECEMBER 31, 2012

BALANCED FUND

Huntington VA Balanced Fund

EQUITY FUNDS

Huntington VA Dividend Capture Fund

Huntington VA Growth Fund

Huntington VA Income Equity Fund

Huntington VA International Equity Fund

Huntington VA Macro 100 Fund

Huntington VA Mid Corp America Fund

Huntington VA Real Strategies Fund

Huntington VA Rotating Markets Fund

Huntington VA Situs Fund

INCOME FUNDS

Huntington VA Mortgage Securities Fund

Huntington

VA Balanced Fund

Management’s Discussion of Fund Performance

Investment Advisor: Kristi Abbey

Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/12
1 Year	9.42%
3 Year	7.13%
Start of Performance (11/10/08)	10.04%

Expense Ratios
Gross	1.48%
With Contractual Waivers	0.10%

Huntington Asset Advisors, Inc. (the “Advisor”) has contractually agreed to waive all or a portion of its investment advisory fee (based on average daily net assets) and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 0.10% of the Fund’s daily net assets through April 30, 2013.

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Balanced Fund from November 10, 2008 (inception) to December 31, 2012, compared to the S&P 500 and Balanced Indices Blend.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratios are from the Funds’ prospectus dated April 30, 2012. Additional information pertaining to the Fund’s expense ratio as of December 31, 2012 can be found in the financial highlights. For the fiscal year ended December 31, 2012, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

*	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and Balanced Indices Blend have been adjusted to reflect reinvestment of dividends on securities in the indices.

For the fiscal year ended December 31, 2012, the Huntington VA Balanced Fund produced a total return of 9.42%. This underperformed the total return of 16.00% for the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500)1 for the same period. The Balanced Indices Blend2 returned 11.29% for the same period. Within the equity class arena, small and mid-cap stocks fared the best while other equity asset classes underperformed S&P 500. Additionally, our fixed income holdings underperformed the index.

The VA Balanced Fund is a fund of funds3, which invests solely in the shares of other underlying funds (Huntington VA Funds and Huntington Funds). The Fund’s assets are allocated approximately 60% equities and 40% fixed income.

Relative to the Fund’s benchmark total return of 16.00%, underlying funds contributing positive performance for the year ended December 31, 2012, included the VA Situs Fund 22.63%, VA Mid Corp America Fund 14.59%, VA Dividend Capture Fund 11.47%, VA Income Equity Fund 10.73%, VA International Equity Fund 14.04%, VA Macro 100 Fund 10.61%, VA Growth Fund 10.45%, Huntington Fixed Income Securities Fund Trust Shares 3.98%, and VA Mortgage Securities Fund 3.35%.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

1	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

2	The Balanced Indices Blend is a custom, blended index comprised of 60% S&P 500 and 40% Barclays Capital U.S. Aggregate Bond Index. This custom, blended index and its weightings are reflective of the Fund’s equity/fixed income allocation. The S&P 500 Index is composed of 500 widely held common stocks. The Barclays Capital U.S. Aggregate Bond Index includes U.S. government, corporate and mortgage-backed securities with maturities up to 30 years. It is not possible to invest directly in an index.

3	Because the Fund invests in other funds, the Fund is a shareholder of those underlying funds and indirectly bears its proportionate share of operating expenses, including management fees, of the underlying funds.

The composition of the Fund’s holdings is subject to change.

1

Huntington

VA Dividend Capture Fund

Management’s Discussion of Fund Performance

Portfolio Manager: Kirk Mentzer, MBA,

Director of Research

Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/12
1 Year	11.47%
3 Year	11.17%
5 Year	4.33%
10 Year	6.82%

Expense Ratio
0.99%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Dividend Capture Fund from December 31, 2002 to December 31, 2012, compared to the S&P 500 and DCIB.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratio is from the Funds’ prospectus dated April 30, 2012. Additional information pertaining to the Fund’s expense ratio as of December 31, 2012 can be found in the financial highlights. For the fiscal year ended December 31, 2012, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

*	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and DCIB have been adjusted to reflect reinvestment of dividends on securities in the indices.

For the fiscal year ended December 31, 2012, the Huntington VA Dividend Capture Fund produced a total return of 11.47% based on net asset value. This performance fell below the total return of 16.00% for the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500)1 and the total return of 16.45% for the Dividend Capture Indices Blend (DCIB)2 for the same period.

The Fund is managed using our top-down style and portfolio construction techniques, which are aimed at producing a high level of stable income while managing volatility by investing in three distinct asset classes: common stocks REITs, and preferred stocks.

¢

Value-style common stocks: Despite slowing economic and profit growth, U.S. equity markets produced a +16.00% total return for 2012. Sector performance favored financials, consumer discretion and healthcare areas over utilities, energy and staples. Investors had less preference for high quality, low volatility, dividend-paying stocks that the Fund was focused on for the period. As a result, the common stocks in the Fund underperformed the overall market. The Fund’s common stock total return for 2012 was +13.76% compared to the S&P 500 Value Index of +17.62%.

¢

Real Estate Investment Trusts (REITs)**: REITs were the best performing asset class for the Fund in 2012. The Fund’s REIT holdings produced a total return of +21.96% which compared favorably to the benchmark NAREIT index total return of +19.56%.

¢

Preferred Stocks***: Preferred stocks generally lagged the equity market, but outperformed corporate bonds with a +13.52% total return for 2012. Investors’ search for yield drove prices higher as credit spreads compressed. Performance for the preferred stocks landed between corporate bonds and common stock.

Trading activity was responsible for 4.13% of the performance relative to the benchmark while portfolio structure had a negative impact of -5.30%. Portfolio structure can be explained by adding Security Characteristics: -8.02%, Sector Allocation: -1.84% and Security Selection: 4.57%.

The three holdings that had the largest positive contribution to the Fund’s performance were Waddell & Reed Financial, Inc. (0.8%)*, GAP, Inc. (sold) and Sunoco Logistic Partners LP (0.7%)*. These three holdings added 1.53% to the Fund’s return. The three holdings that had the largest negative contribution to the Fund’s performance were Freeport-McMoRan Copper & Gold, Inc. (0.8%)*, Total SA (sold) and Exelon Corp. (sold). These three holdings subtracted -0.65% from the Fund’s return.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

*	Percentage of holdings based on Fund’s net assets as of 12/31/2012. The composition of the Fund’s holdings is subject to change.

**	REIT returns represented by the NAREIT Index.

***	Preferred returns represented by Merrill Lynch Fixed Rate Preferred Securities Stock Index.

1	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.
2	The DCIB is a custom, blended index comprised of the following three indices with their noted respective weightings: S&P 500 Value Index (40%), Merrill Lynch Fixed Rate Preferred Index (40%) and NAREIT Index (20%). This custom, blended index and its respective weightings are reflective of the Fund’s sector diversification. Indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an Index.

There are no guarantees that dividend paying stocks will continue to pay dividends. In addition, dividend paying stocks may not experience the same capital appreciation potential as non-dividend paying stocks.

2

Huntington

VA Growth Fund

Management’s Discussion of Fund Performance

Portfolio Manager: Herb Chen, MBA

Senior Vice President

Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/12
1 Year	10.45%
3 Year	5.57%
5 Year	(3.26)%
10 Year	2.60%

Expense Ratio
1.00%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Growth Fund from December 31, 2002 to December 31, 2012, compared to the S&P 500 GI and S&P 500.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratio is from the Funds’ prospectus dated April 30, 2012. Additional information pertaining to the Fund’s expense ratio as of December 31, 2012 can be found in the financial highlights. For the fiscal year ended December 31, 2012, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

*	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 GI and S&P 500 have been adjusted to reflect reinvestment of dividends on securities in the indices.

For the fiscal year ended December 31, 2012, the Huntington VA Growth produced a return of 10.45% based on net asset value. This performance was less than the total return of 14.60% for the Fund’s benchmark, the Standard & Poor’s 500 Growth Index (S&P 500 GI)1 for the same period. The Standard & Poor’s 500 Index (S&P 500)2 returned 16.00% for the same period. The Huntington VA Growth Fund underperformed the benchmark by 4.15% for the same period.

The Fund is designed to provide investors with portfolio of medium-to-large sized companies with potential for above-average growth potential. A top-down investment strategy is followed, using qualitative, quantitative, and technical analysis to evaluate the potential growth of companies in each industry. The stock selection process is also based on relative price to earnings growth methodology. While security selection had a positive effect on performance relative to the benchmark, both portfolio structure and trading activity had a negative impact. Portfolio structure consists of three components: security characteristics, sector allocation and security selection.

The three holdings that had the largest positive contribution to the Fund’s performance were Apple, Inc. (5.1%)*, Rackspace Hosting, Inc. (2.2%)* and Whole Foods Market, Inc. (2.9%)*. The three holdings that had the largest negative contribution to the Fund’s performance were Cirrus Logic, Inc. (sold), CARBO Ceramics, Inc. (sold) and Express Scripts Holding Co. (sold).

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance maybe lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

*	Percentage of holdings based on Fund’s net assets as of 12/31/2012. The composition of the Fund’s holdings is subject to change.

1	The S&P 500 GI is a capitalization-weighted index comprised of stocks in the S&P 500 having the highest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

2	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

3

Huntington

VA Income Equity Fund

Management’s Discussion of Fund Performance

Portfolio Manager: Craig J. Hardy, CFA, MBA

Senior Vice President

Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/12
1 Year	10.73%
3 Year	9.84%
5 Year	0.04%
10 Year	4.67%

Expense Ratio
0.99%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Income Equity Fund from December 31, 2002 to December 31, 2012, compared to the S&P 500 VI and the S&P 500.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratio is from the Funds’ prospectus dated April 30, 2012. Additional information pertaining to the Fund’s expense ratio as of December 31, 2012 can be found in the financial highlights. For the fiscal year ended December 31, 2012, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

*	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and S&P 500 VI have been adjusted to reflect reinvestment of all dividends on securities in the indices.

For the fiscal year ended December 31, 2012, the total return for the Huntington VA Income Equity Fund was 10.73% based on net asset value. This return compares with a total return of 17.68% for the Standard & Poor’s 500 Value Index (S&P 500 VI)1, the Fund’s benchmark for the same period. The Standard & Poor’s 500 Index (S&P 500)2 returned 16.00% for the same period.

During the fiscal year, the Fund was positioned relatively conservatively, with an emphasis on stocks with above average dividend yields, reasonable dividend growth prospects and value orientation. Constructing the Fund with those characteristics meant that the Fund’s largest sector exposure during the fiscal year was in the financials sector, followed by the energy sector. This combination of characteristics produced returns for the Fund that were somewhat lower than the return of the S&P 500 VI and the S&P 500 for the reporting period.

The sectors that contributed most positively to the performance of the Fund during the year were financials, health care and consumer staples. Although the financial sector provided the highest total return for the Fund, the performance of the Fund’s financial stocks trailed that of the S&P 500 VI’s financial stocks, thus contributing largely to the relative underperformance of the Fund. The sectors that most negatively impacted the Fund’s performance during the reporting period were telecommunications and utilities. During a year of rather strong stock market returns, these sectors did not enjoy the higher level of growth that characterized the broader market, although they did provide a healthy stream of income for the Fund. The stocks that contributed most positively to the performance of the Fund during the year were Seagate Technology (sold), Time Warner Cable, Inc. (1.2%)* and Lyondellbasell Industries N.V. (1.3%)*. The stocks that most negatively impacted Fund performance during the year were Best Buy (sold), Windstream Corp. (1.2%)* and Banco Santander S.A. (sold). In general, the sale of covered calls as a hedging technique added to the performance of the Fund.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance maybe lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

*	Percentage of holdings based on Fund’s net assets as of 12/31/2012. The composition of the Fund’s holdings is subject to change.

1	The S&P 500 VI is a capitalization-weighted index comprised of the stocks in the S&P 500 having the lowest price to book ratios and consists of approximately half of the S&P 500 on a market capitalization basis. The S&P multifactor methodology is used to score constituents, which are weighted according to market cap and classified as value. The index has a relatively low turnover. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

2	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

There are no guarantees that dividend paying stocks will continue to pay dividends. In addition, dividend paying stocks may not experience the same capital appreciation potential as non-dividend paying stocks.

4

Huntington

VA International Equity Fund

Management’s Discussion of Fund Performance

Portfolio Manager: Paul W. Attwood, CFA

Vice President

Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/12
1 Year	14.04%
3 Year	3.27%
5 Year	(2.66)%
Start of Performance (5/3/04)	5.59%

Expense Ratio
1.08%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA International Equity Fund from May 3, 2004 (inception) to December 31, 2012, compared to the MSCI-EAFE.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratio is from the Funds’ prospectus dated April 30, 2012. Additional information pertaining to the Fund’s expense ratio as of December 31, 2012 can be found in the financial highlights. For the fiscal year ended December 31, 2012, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

*	The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE has been adjusted to reflect reinvestment of all dividends on securities in the index.

For the fiscal year ended December 31, 2012, the Huntington VA International Equity Fund produced a total return of 14.04% based on net asset value. This underperformed the total return of 17.32% for the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI-EAFE)1, the Fund’s benchmark index for the same period.

The underperformance of the Fund was attributable to an overweight in weaker global markets such as Japan and the United Kingdom. Allocation to the telecommunication and energy sector also affected relative performance.

Surprisingly, the top 3 performing countries in the Index were all European: Belgium (+36%), Denmark (+30%) and Germany (+27%). With the almost daily headlines coming out of Europe with regards to the collapse in sovereign debt prices, it is surprising that these markets were able to weather the storm and produce phenomenal returns for the year. On the flipside, as is to be expected, three of the bottom four performers were also European: Greece (-1%), Portugal (-1%) and Spain (-3%). Considering the potentially disastrous outcome from a collapse in both the Euro currency and the related Government debt, the equity markets were able to look through the morass to what appears to be a brighter future.

Within the top five holdings contributing to performance, three of the names were financial: Barclays PLC (0.6%)*, BNP Paribas (0.5%)* and AXA SA (0.5%)*. This is not surprising considering that the financial sector was the best performer in the MSCI-EAFE Index, with a price appreciation of over 28%. The weaker areas in the index were utilities (-1%), energy (-4%) and telecommunication services (-6%). This was reflected in the performance of the stocks in the Fund which were a drag on performance, namely BG Group PLC (0.3%)*.

With the exception of the weak Japanese Yen (-11%), most currencies had a beneficial effect on overall return. Of the G10 countries, only Japan was weaker against the U.S Dollar in 2012.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance maybe lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance maybe lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

*	Percentage of holdings based on Fund’s net assets as 12/31/2012. The composition of the Fund’s holdings is subject to change.

1	The MSCI-EAFE is a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

International investing involves special risks including currency risk, political risk, increased volatility of foreign securities, and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more than the prices of securities in developed countries and currency risk and political risks are accentuated in emerging markets.

5

Huntington

VA Macro 100 Fund

Management’s Discussion of Fund Performance

Portfolio Manager: Andrew Hagedorn,

Vice President and Senior Portfolio Manager

Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/12
1 Year	10.61%
3 Year	7.59%
5 Year	0.06%
Start of Performance (5/3/04)	2.36%

Expense Ratio
1.23%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Macro 100 Fund from May 3, 2004 (inception) to December 31, 2012, compared to the S&P 500.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratio is from the Funds’ prospectus dated April 30, 2012. Additional information pertaining to the Fund’s expense ratio as of December 31, 2012 can be found in the financial highlights. For the fiscal year ended December 31, 2012, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

*	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of all dividends on securities in the index.

For the fiscal year ended December 31, 2012, the Huntington VA Macro 100 Fund produced total return of 10.61%. The Fund underperformed the total return of 16.00% for the Standard & Poor’s 500 Index (S&P 500)1, the Fund’s benchmark index for the same period.

The Fund’s underperformance relative to the S&P 500 was, in large part, due to a low beta, high quality, high dividend approach for the Fund given what was thought to be a very volatile outlook for the market in 2012. The Fund had its largest underperformance in quarters where the stock market accelerated and had strong outperformance in quarters where the stock market decelerated due to the lower beta strategy. In November, the Huntington Funds Board of Trustees approved the reorganization of the VA Macro 100 Fund into the VA Dividend Capture Fund, which is scheduled to occur on March 28, 2013. We believe this will be in the best interest of the VA Macro 100 Fund’s shareholders, as the VA Dividend Capture Fund’s total annual operating expenses are expected to be lower than the respective total annual operating expenses of Huntington VA Macro 100 and equal to the Huntington VA Dividend Capture prior to the Reorganization. Moreover, following the Reorganization, Huntington VA Dividend Capture may achieve operating efficiencies due to the spreading of fixed costs over a larger pool of assets in the surviving Fund.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

1	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

The composition of the Fund’s holdings is subject to change.

Because the Fund invests in a limited number of holdings, an increase or decrease in the value of a single security may have a greater impact on the Fund’s net asset value and total return.

6

Huntington

VA Mid Corp America Fund

Management’s Discussion of Fund Performance

Portfolio Manager: Christopher M. Rowane, CFA, MBA

Senior Vice President

Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/12
1 Year	14.59%
3 Year	11.01%
5 Year	2.35%
10 Year	8.38%

Expense Ratio
1.03%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Mid Corp America Fund from December 31, 2002 to December 31, 2012, compared to the S&P 400 and the LMCC.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratio is from the Funds’ prospectus dated April 30, 2012. Additional information pertaining to the Fund’s expense ratio as of December 31, 2012 can be found in the financial highlights. For the fiscal year ended December 31, 2012, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

*	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 400 and LMCC have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

For the fiscal year ended December 31, 2012, the Huntington VA Mid Corp America Fund produced a total return of 14.59% based on net asset value. In the same period, the Fund’s benchmark, the Standard & Poor’s MidCap 400 Index (S&P 400)1, produced a total return of 17.88%. The Lipper Mid Cap Core Average (LMCC)2 returned 15.59% for the same time period, reflecting Huntington VA Mid Corp America Fund’s close performance against its peer group.

The three holdings that had the largest positive contribution to the Fund’s performance were Timken Co. (1.8%)*, Mylan, Inc. (2.3%)* and Albemarle Corp. (1.5%)*. These three holdings added 0.94% to the Fund’s return. The three holdings that had the largest negative contribution to the Fund’s performance were Teradata Corp. (2.2%)*, Citrix Systems, Inc. (1.8%)* and ITT Educational Services, Inc. (0.2%)*. These three holdings subtracted 1.00% from the Fund’s return. The Fund’s sector strategy benefited from allocations in healthcare, consumer staples and energy. The funds underweight in the consumer discretionary sector as well as the security selections in that sector hampered the performance.

The equity market produced strong returns, especially in the mid-cap space, despite numerous levels of uncertainty from the U.S. Presidential election, European recession and Middle East conflicts. Mid-caps are primarily focused companies that operate and distribute on the domestic economy, which benefited from quantitative easing from the Federal Reserve.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

*	Percentage of holdings based on Fund’s net assets as of 12/31/2012. The composition of the Fund’s holdings is subject to change.

1	The S&P 400 is a capitalization weighted index comprised of common stocks representing all major industries in the mid-cap range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

2	LMCC figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling in the category indicated. They do not reflect sales charges.

Mid-cap investing involves greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

7

Huntington

VA Real Strategies Fund

Management’s Discussion of Fund Performance

Portfolio Manager: Peter Sorrentino, CFA

Vice President

Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/12
1 Year	4.34%
3 Year	4.82%
5 Year	(4.57)%
Start of Performance (8/31/07)	(1.75)%

Expense Ratio
1.62%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Real Strategies Fund from August 31, 2007 (inception) to December 31, 2012, compared to the S&P GSCI and RSIB.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratios are from the Funds’ prospectus dated April 30, 2012. Additional information pertaining to the Fund’s expense ratio as of December 31, 2012 can be found in the financial highlights. For the fiscal year ended December 31, 2012, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

*	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P GSCI and the RSIB have been adjusted to reflect reinvestment of dividends on securities in the indices.

For the fiscal year ended December 31, 2012, the Huntington VA Real Strategies produced a total return (not including the deduction of applicable sales charges) of 4.34%, based upon net asset value. The Fund outperformed its benchmark, the S&P GSCI® Index (S&P GSCI)1, which had a total return of 0.08% for the same period. The Fund underperformed the Real Strategies Indices Blend (RSIB)2, which returned 8.14% for the same period.

The Fund’s performance during the year was driven by a wide range of agricultural holdings. Three of the Fund’s top performing holdings were Agrium, Inc. (2.0%)* in the fertilizer arena, along with Valmont Industries, Inc. (2.5%)* and Lindsay Corp. (2.3%)*, both manufacturers of irrigation systems. Rounding out the Fund’s top five contributors were Dean Foods (sold) and Rayonier, Inc. (3.1%)*, both closely related to the agricultural industry. These investments represent the deliberate shift in emphasis of the portfolio from the areas of energy and industrial minerals to food related opportunities.

After an extended period of higher prices fueled global capacity additions, the Fund witnessed the price impact of those new volumes coming to market. This was particularly evident in 2012 for the prices in the energy and industrial metals markets. Coal producers were among those hard it as witnessed by the performance of the Fund’s holdings in Natural Resource Partners, down 31.6% and Adaro Energy, down 9.7%. The decline in energy prices impacted many of the Fund’s foreign holdings as the U.S. Dollar was stronger relative to resource exporters such as Canada, Brazil and Indonesia. The negative currency impact hurt the Fund’s holding in Canadian Natural Resources Ltd. (1.7%)*, Canadian Oil Sands Ltd. (1.9%)*, Cameco Corp. (1.2%)*, Vale SA (1.2%)*and BHP Billiton Ltd. (1.2%)*.

Following over a decade of strong price advances, gold and silver turned in modest returns for 2012. The Fund’s silver holdings gained just 7.8% followed by the gold positions gain of 7.3%. These modest returns were still far better than the fate of the gold mining stocks as evidenced by the 22.6% decline for shares of Barrick Gold Corp.

These returns bear out the shift in asset emphasis towards food and away from energy and metals.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

*	Percentage of holdings based on Fund’s net assets as of 12/31/2012. The composition of the Fund’s holdings is subject to change.

1

The S&P GSCI® Index measures general price movements and inflation in the world economy. The index is calculated primarily on a world production-weighted basis and is comprised of the principal physical commodities that are the subject of active, liquid futures markets. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

2	The Real Strategies Indices Blend is a custom blended index comprised of the following two indices with their noted respective weightings: Reuters/Jefferies CRB Total Return Index (50%) and NAREIT Index (50%). The Reuters/Jefferies CRB Total Return Index is a commodity index, a basket of exchange-traded futures contract representing long-only positions in underlying commodities. Indices typically include a variety of commodity sectors to provide investors broader exposure to commodities as an asset class and free the investor from the mechanics of future trading (e.g., contract rolling and physical delivery). The index return does not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The index return assumes reinvestment of all distributions and does not reflect the deduction of taxes and fees. Individuals cannot invest directly in the index, however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The NAREIT represents returns for the National Association of Real Estate Investment Trust Equity Index. The indices are unmanaged and, unlike the Fund, are not affected by cashflows.

Investments in real estate investment trusts (“REITs”) and real-estate related securities involve special risks associated with an investment in real estate, such as limited liquidity and interest rate risks and may be more volatile than other securities. In addition, the value of REITs and other real estate-related investments is sensitive to changes in real estate values, extended vacancies of properties and other environmental and economic factors.

Commodities-related investments are subject to the same risks as direct investments in commodities and prices may rise and fall in response to many factors such as economic, political and regulatory developments.

Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified.

8

Huntington

VA Rotating Markets Fund

Management’s Discussion of Fund Performance

Portfolio Manager: Paul Koscik, JD

Vice President

Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/12
1 Year	6.94%
3 year	7.04%
5 Year	(1.06)%
10 Year	6.53%

Expense Ratio
1.17%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Rotating Markets Fund from December 31, 2002 to December 31, 2012, compared to the S&P 500.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or changes and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratio is from the Funds’ prospectus dated April 30, 2012. Additional information pertaining to the Fund’s expense ratio as of December 31, 2012 can be found in the financial highlights. For the fiscal year ended December 31, 2012, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

*	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of all dividends on securities in the index.

For the fiscal year ended December 31, 2012, the Huntington VA Rotating Markets Fund produced a total return of 6.94% based on net asset value. In the same period, the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500) 1, produced a total return of 16.00%.

The Fund began 2012 emulating the Dow Jones Industrial Average (DJIA). By the end of March, the DJIA began to underperform the S&P 500. Based on circumstances at that time, it was determined that the best index to emulate was the NASDAQ-100 Index. The reasoning behind the decision was that mid-caps, small-caps, and international indices were underperforming the S&P 500. The only major index outperforming the S&P 500 was the NASDAQ-100 Index. Initially, the rotation was beneficial, however, the NASDAQ-100 Index began to underperform the S&P 500 in September. The underperformance accelerated as leading stocks such as Apple, Microsoft, Oracle, Intel, and Cisco sold off sharply on fears of a weakening economy. For the last half of the year, the Fund returned only 2.2%.

Although 2012 was a difficult year for the Rotating Markets Fund, a long-term perspective is very important. The Fund has been in existence for over ten years and has rotated seven times since inception. In 2013, we intend to continue to follow our strategy of focusing on cyclical macroeconomic trends to identify the areas that have the potential to offer the best combination of risk/return potential over the next 12 months and rotate to a different market segment should we decide that it the best course of action for the Fund.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

1	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

The composition of the Fund’s holdings is subject to change.

International investing involves special risks, including currency risk, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries and currency risk and political risks are accentuated in emerging markets. Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

9

Huntington

VA Situs Fund

Management’s Discussion of Fund Performance

Portfolio Manager: B. Randolph Bateman, CFA

Chief Investment Officer

Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/12
1 Year	22.63%
3 Year	16.35%
5 Year	4.24%
Start of Performance (5/3/04)	8.42%

Expense Ratio
1.02%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Situs Fund from May 3, 2004 (inception) to December 31, 2012, compared to the S&P 600 and the S&P 400.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or changes and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratio is from the Funds’ prospectus dated April 30, 2012. Additional information pertaining to the Fund’s expense ratio as of December 31, 2012 can be found in the financial highlights. For the fiscal year ended December 31, 2012, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

*	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 600 and the S&P 400 indices have been adjusted to reflect reinvestment of dividends on securities in the indices.

For the fiscal year ended December 31, 2012, the Huntington VA Situs Fund produced a total return of 22.63% based upon net asset value. The Fund significantly over performed its static benchmark, the Standard and Poor’s SmallCap 600 Index (S&P 600)1, which rose 16.32% for the same period. The Standard and Poor’s MidCap 400 Index (S&P 400)2 gained 17.88% for the same period. An attribution evaluation that Huntington Asset Advisors, Inc. conducts on all Huntington Funds, indicates that the Fund’s performance was primarily created by security selection, but also shows significant contribution from sector emphasis or avoidance as well.

The management contribution of performance over the benchmark for the Fund was 3.63%. That contribution was attributed to portfolio structure, of which 1.88% was sector allocation and 8.58% was individual stock selection. Since security selection was the primary contributor to overperformance, the larger holdings seemed to be the major drivers of performance. Geoscience Technologies Corp. added 4.36%, Cabela’s, Inc. contributed 2.21%, Flowserve Corp. rose 1.35% and a takeover, Asia Pacific Brewers Ltd. added 1.3% to the superior performance over the benchmark.

Despite significant uncertainty in the markets due to the economy, the Presidential election, tax uncertainty and international turmoil, investors still found value in the equity markets, which virtually all performed well. Going into 2013, we believe the markets will react to political efforts to reduce and control the budget deficit. The tax questions have been cleared a bit but the freezing of fiscal activities could be of investor concern. In reflection of the passage of the Sarbanes Oxley law earlier this century, the sweeping Healthcare Reform laws and the Dodd Frank regulations could create a spate of merger and acquisition activities. We are looking at ways to take advantage of the potential for smaller cap stocks to seek merger partners, to go private or otherwise seek to develop economies of scale. This scenario could uncover significant value in companies that the Fund holds.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

1	The S&P 600 is a capitalization-weighted index representing all major industries in the small-cap range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

2	The S&P 400 is a capitalization-weighted index comprised of common stocks representing all major industries in the mid-range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

The composition of the Fund’s holdings is subject to change.

International investing involves special risks, including currency risk, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards. Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified. In addition, the Fund may be subject to specific risks of the information technology sector, such as obsolescence.

10

Huntington

VA Mortgage Securities Fund

Management’s Discussion of Fund Performance

Co-Portfolio Managers: William G. Doughty, MBA

Vice President

Gustave J. Seasongood

Vice President

Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/12
1 Year	3.35%
3 Year	4.51%
5 Year	4.22%
Start of Performance (5/3/04)	4.39%

Expense Ratio
1.16%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Mortgage Securities Fund from May 3, 2004 (inception) to December 31, 2012, compared to the BMBSI.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or changes and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratios are from the Funds’ prospectus dated April 30, 2012. Additional information pertaining to the Fund’s expense ratio as of December 31, 2012 can be found in the financial highlights. For the fiscal year ended December 31, 2012, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

*	The Fund’s performance assumes the reinvestment of all dividends and distributions. The BMBSI has been adjusted to reflect reinvestment of dividends on securities in the index.

For the fiscal year ended December 31, 2012, the Huntington VA Mortgage Securities Fund produced a return of 3.35%, based on net asset value. This compared to the total return of 2.59% for the Fund’s benchmark, the Barclays Capital Mortgage Backed Securities Index (BMBSI)1, and the Lipper U.S. Mortgage Funds Average2 return of 4.32% for the same reporting period.

During 2012, the mortgage market outperformed Treasury securities. Mortgage securities had a return of 2.59%, as measured by the BMBSI for the year, compared to a return of 2.16% for Treasuries. The Agency position had no impact on the Fund’s performance. The relative overperformance of the Fund compared to its benchmark was due to its more defensive nature and the concern of pre-payment risk due to lower interest rates, as well as faster prepayments. The 11% exposure to the Real Estate Investment Trust (REITs) market helped the Fund’s return. As measured by the NAREIT Index (NAREIT)3, REITs produced a return of 18.39%.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance maybe lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

1	The BMBSI is composed of all fixed securities mortgage pools by the Government National Mortgage Association (GNMA), Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, including GNMA Graduated Payment Mortgages. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

2	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

3	The NAREIT Index represents returns for the National Association of Real Estate Investment Trust Equity Index. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

The composition of the Fund’s holdings is subject to change.

Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.

Investments in real estate investment trusts (“REITs”) involve special risks associated with an investment in real estate such as limited liquidity and interest rate risk. In addition, the value of REITs and other real estate-related investments is sensitive to changes in real estate values, extended vacancies of properties and other environmental and economic factors.

11

Huntington VA Balanced Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2012

Asset Allocation	Percentage of Market Value
Equity Mutual Funds[1]	60.1%
Fixed Income Mutual Funds[1]	37.9%
Cash[1]	2.0%

Total	100.0%

[1]	Investments in affiliated funds.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2012, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

December 31, 2012

Shares		Value

	Mutual Funds — 97.9% (a)
613,274	Huntington Fixed Income Securities Fund, Trust Shares	$13,927,448
164,477	Huntington VA Dividend Capture Fund	1,773,065
960,720	Huntington VA Growth Fund	7,993,194
552,873	Huntington VA Income Equity Fund	5,307,578
313,456	Huntington VA International Equity Fund	4,460,478
228,464	Huntington VA Macro 100 Fund	2,220,675
192,536	Huntington VA Mid Corp America Fund	3,561,922
240,536	Huntington VA Mortgage Securities Fund	2,876,808
73,657	Huntington VA Situs Fund	1,341,294

	Total Mutual Funds (Cost $38,873,716)	43,462,462

Shares		Value

	Cash Equivalents — 2.1%
901,499	Huntington U.S. Treasury Money Market Fund, Trust Shares, 0.050% (a) (b)	$901,499

	Total Cash Equivalents (Cost $901,499)	901,499

	Total Investments (Cost $39,775,215) — 100.0%	44,363,961

	Other Assets in Excess of Liabilities — 0.0%	18,744

	Net Assets — 100.0%	$44,382,705

(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2012.

See Notes which are an integral part of the Financial Statements.

12

Huntington VA Dividend Capture Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2012

Asset Allocation	Percentage of Market Value
Common Stocks	74.3%
Preferred Stocks	20.2%
Short-Term Securities Held as Collateral for Securities Lending	3.1%
Cash[1]	1.8%
Exchange-Traded Funds	0.6%

Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2012, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2012

Shares		Value

	Common Stocks — 76.7%
	Consumer Discretionary — 3.4%
5,250	Comcast Corp., Class A	$196,245
11,750	D.R. Horton, Inc.	232,415
3,500	Family Dollar Stores, Inc.	221,935
7,250	Genuine Parts Co.	460,955

		1,111,550

	Consumer Staples — 6.2%
4,750	Colgate-Palmolive Co.	496,565
4,250	General Mills, Inc.	171,743
3,250	H.J. Heinz Co.	187,460
2,250	Kimberly-Clark Corp.	189,968
7,500	Kroger Co./The	195,150
2,750	Philip Morris International, Inc.	230,010
11,500	Sysco Corp.	364,090
2,750	Wal-Mart Stores, Inc.	187,633

		2,022,619

	Energy — 16.7%
13,750	BP PLC ADR	572,550
16,500	Cenovus Energy, Inc.	553,410
2,750	Chevron Corp.	297,385
7,250	ConocoPhillips	420,427
26,500	Crosstex Energy LP	385,310
17,250	Enbridge Energy Partners LP (a)	481,275
6,750	Exxon Mobil Corp.	584,212
8,000	Linn Energy LLC	281,920
7,500	Magellan Midstream Partners LP	323,925
10,000	Marathon Oil Corp.	306,600
4,000	Plains All American Pipeline LP	180,960
7,500	Royal Dutch Shell PLC ADR	517,125
7,000	Spectra Energy Corp.	191,660
4,750	Sunoco Logistics Partners LP	236,218
3,000	Williams Partners LP (a)	145,980

		5,478,957

	Financials — 12.3%
10,750	American Financial Group, Inc.	424,840
7,500	Bank of Montreal	459,750

Shares		Value

	Financials — (continued)
9,500	Cullen/Frost Bankers, Inc.	$515,565
2,000	Federated Investors, Inc., Class B (a)	40,460
20,000	Fulton Financial Corp.	192,200
8,000	JPMorgan Chase & Co.	351,760
10,000	Principal Financial Group, Inc.	285,200
10,000	Royal Bank of Canada	603,000
9,500	U.S. Bancorp	303,430
5,250	Unum Group	109,305
8,000	Waddell & Reed Financial, Inc., Class A	278,560
14,000	Wells Fargo & Co.	478,520

		4,042,590

	Health Care — 5.5%
9,500	Abbott Laboratories	622,250
10,000	AstraZeneca PLC ADR	472,700
2,250	Becton, Dickinson & Co.	175,928
10,000	Cardinal Health, Inc.	411,800
3,000	Merck & Co., Inc.	122,820

		1,805,498

	Industrials — 7.1%
4,750	3M Co.	441,037
13,500	CSX Corp.	266,355
9,750	Republic Services, Inc.	285,968
6,250	Rockwell Automation, Inc.	524,937
7,000	Rockwell Collins, Inc.	407,190
11,500	Waste Management, Inc.	388,010

		2,313,497

	Information Technology — 5.6%
20,250	Cisco Systems, Inc.	397,912
1,250	Harris Corp.	61,200
24,500	Intel Corp.	505,435
13,000	Microsoft Corp.	347,490
12,250	Paychex, Inc.	381,465
6,000	Total System Services, Inc.	128,520

		1,822,022

See Notes which are an integral part of the Financial Statements.

13

Huntington VA Dividend Capture Fund

Portfolio of Investments (continued)

December 31, 2012

Shares		Value

	Common Stocks — (continued)
	Materials — 2.3%
7,250	Freeport-McMoRan Copper & Gold, Inc.	$247,950
4,500	Sensient Technologies Corp.	160,020
11,750	Sonoco Products Co.	349,327

		757,297

	Real Estate Investment Trusts — 11.6%
6,500	EastGroup Properties, Inc.	349,765
7,250	EPR Properties (a)	334,297
3,000	HCP, Inc.	135,540
7,000	Highwoods Properties, Inc.	234,150
5,250	Home Properties, Inc.	321,878
19,000	Kimco Realty Corp.	367,080
7,500	Liberty Property Trust	268,275
2,500	LTC Properties, Inc.	87,975
9,500	Mack-Cali Realty Corp.	248,045
5,250	Mid-America Apartment Communities, Inc.	339,937
3,500	National Health Investors, Inc.	197,855
3,250	National Retail Properties, Inc.	101,400
8,500	Omega Healthcare Investors, Inc.	202,725
5,000	ProLogis, Inc.	182,450
874	Simon Property Group, Inc.	138,171
4,500	Ventas, Inc.	291,240

		3,800,783

	Telecommunication Services — 2.6%
15,250	AT&T, Inc.	514,077
8,000	Verizon Communications, Inc.	346,160

		860,237

	Utilities — 3.4%
14,500	CenterPoint Energy, Inc.	279,125
16,750	CMS Energy Corp.	408,365
10,500	PG&E Corp.	421,890

		1,109,380

	Total Common Stocks (Cost $23,634,350)	25,124,430

	Preferred Stocks — 20.9%
	Financials — 14.2%
15,000	Allianz SE, 8.375%	379,500
13,000	American Financial Group, Inc., 7.000%	348,790
6,500	Ameriprise Financial, Inc., 7.750%	178,555
11,500	Axis Capital Holdings Ltd., Series C, 6.875%	307,050
1,000	BB&T Corp., 5.850%	25,980
13,000	Charles Schwab Corp./The, Series B, 6.000%	339,950
14,000	Credit Suisse Guernsey, 7.900%	355,040
17,000	JPMorgan Chase Capital XXIX, 6.700%	434,350
15,000	KKR Financial Holdings LLC, 8.375%, 11/15/41	417,450
12,000	M&T Capital Trust IV, 8.500%	304,200
6,000	PartnerRe Ltd., Series E, 7.250%	162,180
16,000	Prudential Financial, Inc., 9.000%	413,120
14,000	Raymond James Financial, Inc., 6.900%	381,780
9,000	Wells Fargo & Co., Series J, 8.000%	264,150

Shares		Value

	Financials — (continued)
13,000	Wells Fargo Capital Trust XII, 7.875%	$329,290

		4,641,385

	Real Estate Investment Trusts — 2.3%
1,000	Kimco Realty Corp., Series H, 6.900%	26,630
3,000	PS Business Parks, Inc., Series S, 6.450%	79,110
8,000	Realty Income Corp., Series F, 6.625%	212,160
16,000	Vornado Realty LP, 7.875%	433,280

		751,180

	Telecommunication Services — 1.4%
17,000	Qwest Corp., 7.500%	458,490

	Utilities — 3.0%
14,000	Dominion Resources, Inc., Class A, 8.375%	377,020
23,000	NextEra Energy Capital Holdings, Inc., Series F, 8.750%	614,330

		991,350

	Total Preferred Stocks (Cost $6,693,327)	6,842,405

	Exchange-Traded Funds — 0.6%
2,000	iShares S&P 500 Value Index Fund	132,780
2,250	Technology Select Sector SPDR Fund (a)	65,138

	Total Exchange-Traded Funds (Cost $132,821)	197,918

	Cash Equivalents — 1.8%
606,094	Huntington U.S. Treasury Money Market Fund, Trust Shares, 0.050% (b) (c)	606,094

	Total Cash Equivalents (Cost $606,094)	606,094

	Short-Term Securities Held as Collateral for Securities Lending — 3.2%
1,060,536	Fidelity Institutional Money Market Portfolio, Institutional Class, 0.180% (c)	1,060,536

	Total Short-Term Securities Held as Collateral for Securities Lending (Cost $1,060,536)	1,060,536

	Total Investments (Cost $32,127,128) — 103.2%	33,831,383

	Liabilities in Excess of Other Assets — (3.2)%	(1,055,742)

	Net Assets — 100.0%	$32,775,641

(a)	All or a portion of the security was on loan as of December 31, 2012. The total value of securities on loan as of December 31, 2012 was $1,039,741.

(b)	Investment in affiliate.

(c)	Rate disclosed is the seven day yield as of December 31, 2012.

ADR	—American Depositary Receipt

See Notes which are an integral part of the Financial Statements.

14

Huntington VA Growth Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2012

Asset Allocation	Percentage of Market Value
Information Technology	34.0%
Health Care	15.8%
Consumer Discretionary	12.9%
Consumer Staples	11.3%
Industrials	6.0%
Energy	5.5%
Financials	4.5%
Materials	4.5%
Real Estate Investment Trusts	2.5%
Cash[1]	1.3%
Short-Term Securities Held as Collateral for Securities Lending	1.0%
Telecommunication Services	0.5%
Utilities	0.2%

Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2012, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2012

Shares		Value

	Common Stocks — 93.4%
	Consumer Discretionary — 12.3%
4,820	Comcast Corp., Class A	$180,172
8,950	D.R. Horton, Inc.	177,031
3,730	Home Depot, Inc./The	230,700
3,270	Jarden Corp. *	169,059
3,070	Lululemon Athletica, Inc. *	234,026
9,780	Pulte Group, Inc. *	177,605
1,970	Tractor Supply Co.	174,069
3,460	Under Armour, Inc., Class A (a) *	167,914
1,490	VF Corp.	224,945
3,310	Viacom, Inc., Class B	174,569
4,820	Walt Disney Co./The	239,988

		2,150,078

	Consumer Staples — 10.9%
6,450	Church & Dwight Co., Inc.	345,526
3,540	Costco Wholesale Corp.	349,646
7,150	CVS Caremark Corp.	345,702
5,080	Wal-Mart Stores, Inc.	346,608
5,510	Whole Foods Market, Inc.	503,228

		1,890,710

	Energy — 5.2%
3,130	EOG Resources, Inc.	378,073
4,230	Marathon Petroleum Corp.	266,490
7,800	Valero Energy Corp.	266,136

		910,699

	Financials — 4.3%
1,940	Berkshire Hathaway, Inc., Class B *	174,018

Shares		Value

	Financials — (continued)
990	Chubb Corp./The	$74,567
640	Goldman Sachs Group, Inc./The	81,638
3,980	JPMorgan Chase & Co.	175,001
2,390	MetLife, Inc.	78,727
1,580	Prudential Financial, Inc.	84,261
2,540	Wells Fargo & Co.	86,817

		755,029

	Health Care — 15.1%
5,910	Abbott Laboratories	387,105
7,060	Baxter International, Inc.	470,620
6,360	Gilead Sciences, Inc. *	467,142
2,270	Johnson & Johnson	159,127
2,682	Novo-Nordisk A/S ADR	437,729
12,650	Pfizer, Inc.	317,262
4,490	Stryker Corp.	246,142
1,780	Watson Pharmaceutical, Inc. *	153,080

		2,638,207

	Industrials — 5.7%
860	Caterpillar, Inc.	77,039
1,630	Cummins, Inc.	176,611
3,620	Deere & Co.	312,840
3,050	Illinois Tool Works, Inc.	185,471
1,200	W.W. Grainger, Inc.	242,844

		994,805

	Information Technology — 32.5%
4,680	Accenture PLC, Class A	311,220
1,682	Apple, Inc.	896,556

See Notes which are an integral part of the Financial Statements.

15

Huntington VA Growth Fund

Portfolio of Investments (continued)

December 31, 2012

Shares		Value

	Common Stocks — (continued)
	Information Technology — (continued)
10,050	Broadcom Corp., Class A	$333,760
25,410	Cisco Systems, Inc.	499,306
2,560	CommVault Systems, Inc. *	178,458
10,740	eBay, Inc. *	547,955
7,050	EMC Corp. *	178,365
730	Google, Inc., Class A *	517,840
2,070	NeuStar, Inc., Class A *	86,795
13,660	Oracle Corp.	455,151
6,840	QUALCOMM, Inc.	424,217
5,280	Rackspace Hosting, Inc. *	392,146
20,390	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	349,892
2,940	Trimble Navigation Ltd. *	175,753
2,190	Visa, Inc., Class A	331,960

		5,679,374

	Materials — 4.3%
3,890	Ball Corp.	174,078
1,510	Eagle Materials, Inc.	88,335
840	Monsanto Co.	79,506
1,550	Nucor Corp.	66,929
1,570	Praxair, Inc.	171,837
1,110	Sherwin-Williams Co./The	170,740

		751,425

	Real Estate Investment Trusts — 2.4%
990	American Tower Corp.	76,497
1,750	HCP, Inc.	79,065
1,300	Health Care REIT, Inc.	79,677
1,100	Simon Property Group, Inc.	173,899

		409,138

	Telecommunication Services — 0.5%
2,350	BT Group PLC ADR	89,371

	Utilities — 0.2%
490	Sempra Energy	34,761

	Total Common Stocks (Cost $14,781,287)	16,303,597

Shares		Value

	Cash Equivalents — 1.2%
211,690	Huntington U.S. Treasury Money Market Fund, Trust Shares, 0.050% (b) (c)	$211,690

	Total Cash Equivalents (Cost $211,690)	211,690

	Short-Term Securities Held as Collateral for Securities Lending — 0.9%
163,352	Fidelity Institutional Money Market Portfolio, Institutional Class, 0.180% (c)	163,352

	Total Short-Term Securities Held as Collateral for Securities Lending (Cost $163,352)	163,352

	Total Investments (Cost $15,156,329) — 95.5%	16,678,639

	Other Assets in Excess of Liabilities — 4.5%	786,539

	Net Assets — 100.0%	$17,465,178

(a)	All or a portion of the security was on loan as of December 31, 2012. The total value of securities on loan as of December 31, 2012 was $160,149.

(b)	Investment in affiliate.

(c)	Rate disclosed is the seven day yield as of December 31, 2012.

*	Non-income producing security.

ADR	—American Depositary Receipt

See Notes which are an integral part of the Financial Statements.

16

Huntington VA Income Equity Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2012

Asset Allocation	Percentage of Market Value
Energy	15.8%
Financials	14.4%
Industrials	9.2%
Consumer Staples	9.2%
Short-Term Securities Held as Collateral for Securities Lending	8.7%
Information Technology	8.6%
Health Care	6.8%
Consumer Discretionary	6.1%
Real Estate Investment Trusts	6.0%
Utilities	5.1%
Materials	3.5%
Telecommunication Services	3.4%
Cash[1]	3.2%

Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2012, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2012

Shares		Value

	Common Stocks — 96.4%
	Consumer Discretionary — 6.7%
7,300	Comcast Corp., Class A	$272,874
14,600	Gannett Co., Inc.	262,946
11,900	Shaw Communications, Inc., Class B (a)	273,462
10,400	Thomson Reuters Corp. (a)	302,224
2,500	Time Warner Cable, Inc., Class A	242,975

		1,354,481

	Consumer Staples — 10.1%
8,800	Altria Group, Inc.	276,496
8,500	Campbell Soup Co. (a)	296,565
9,900	ConAgra Foods, Inc.	292,050
7,200	General Mills, Inc.	290,952
3,400	Kimberly-Clark Corp.	287,062
9,500	Sysco Corp.	300,770
8,000	Walgreen Co.	296,080

		2,039,975

	Energy — 17.3%
5,700	BP PLC ADR	237,348
2,800	Chevron Corp.	302,792
2,800	China Petroleum & Chemical Corp. ADR	321,776
5,300	ConocoPhillips	307,347
5,400	Eni SpA ADR (a)	265,356
6,200	Enterprise Products Partners LP	310,496
3,500	Exxon Mobil Corp.	302,925
10,100	Marathon Oil Corp.	309,666

Shares		Value

	Energy — (continued)
4,900	Marathon Petroleum Corp.	$308,700
4,000	Royal Dutch Shell PLC ADR	275,800
4,800	Total SA ADR	249,648
9,000	Valero Energy Corp.	307,080

		3,498,934

	Financials — 15.8%
5,100	Bank of Montreal	312,630
4,700	Bank of Nova Scotia (a)	272,036
8,600	BB&T Corp.	250,346
3,700	Canadian Imperial Bank of Commerce (a)	298,257
5,600	HSBC Holdings PLC ADR	297,192
6,500	JPMorgan Chase & Co.	285,805
4,500	Royal Bank of Canada	271,350
18,100	SLM Corp.	310,053
4,200	Travelers Cos., Inc./The	301,644
9,300	U.S. Bancorp	297,042
8,900	Wells Fargo & Co.	304,202

		3,200,557

	Health Care — 7.4%
4,800	Abbott Laboratories	314,400
6,700	AstraZeneca PLC ADR	316,709
5,900	Eli Lilly & Co.	290,988
6,900	Merck & Co., Inc.	282,486
11,800	Pfizer, Inc.	295,944

		1,500,527

See Notes which are an integral part of the Financial Statements.

17

Huntington VA Income Equity Fund

Portfolio of Investments (continued)

December 31, 2012

Shares		Value

	Common Stocks — (continued)
	Industrials — 10.1%
3,300	3M Co.	$306,405
13,200	CSX Corp.	260,436
3,500	Deere & Co.	302,470
5,600	Eaton Corp. PLC	303,520
13,700	General Electric Co.	287,563
11,000	Koninklijke (Royal) Philips Electronics NV	291,940
8,800	Waste Management, Inc.	296,912

		2,049,246

	Information Technology — 9.4%
12,700	CA, Inc.	279,146
15,500	Cisco Systems, Inc.	304,575
6,100	Harris Corp.	298,656
17,500	Hewlett-Packard Co.	249,375
13,100	Intel Corp.	270,253
9,500	Microsoft Corp.	253,935
8,200	Paychex, Inc.	255,348

		1,911,288

	Materials — 3.8%
5,700	Du Pont (E.I.) de Nemours & Co.	256,329
6,500	International Paper Co.	258,960
4,600	Lyondellbasell Industries N.V.	262,614

		777,903

	Real Estate Investment Trusts — 6.6%
6,400	HCP, Inc.	289,152
4,100	Health Care REIT, Inc.	251,289
12,000	Hospitality Properties Trust	281,040
12,500	Kimco Realty Corp.	241,500
10,300	Mack-Cali Realty Corp.	268,933

		1,331,914

	Telecommunication Services — 3.7%
7,600	AT&T, Inc.	256,196
5,900	Verizon Communications, Inc.	255,293
29,000	Windstream Corp. (a)	240,120

		751,609

	Utilities — 5.5%
9,400	Exelon Corp.	279,556
6,900	FirstEnergy Corp.	288,144
6,900	PG&E Corp.	277,242
9,700	PPL Corp.	277,711

		1,122,653

	Total Common Stocks (Cost $17,609,786)	19,539,087

Shares		Value
	Cash Equivalents — 3.5%
712,658	Huntington U.S. Treasury Money Market Fund, Trust Shares, 0.050% (b) (c)	$712,658

	Total Cash Equivalents (Cost $712,658)	712,658

	Short-Term Securities Held as Collateral for Securities Lending — 9.5%
1,923,852	Fidelity Institutional Money Market Portfolio, Institutional Class, 0.180% (c)	1,923,852

	Total Short-Term Securities Held as Collateral for Securities Lending (Cost $1,923,852)	1,923,852

	Total Investments (Cost $20,246,296) — 109.4%	22,175,597

	Liabilities in Excess of Other Assets — (9.4)%	(1,899,558)

	Net Assets — 100.0%	$20,276,039

(a)	All or a portion of the security was on loan as of December 31, 2012. The total value of securities on loan as of December 31, 2012 was $1,886,129.

(b)	Investment in affiliate.

(c)	Rate disclosed is the seven day yield as of December 31, 2012.

ADR—American Depositary Receipt

See Notes which are an integral part of the Financial Statements.

18

Huntington VA International Equity Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2012

Asset Allocation	Percentage of Market Value
United Kingdom	24.0%
Japan	12.4%
France	12.0%
Germany	7.2%
Sweden	5.6%
Switzerland	5.5%
Singapore	5.0%
Short-Term Securities Held as Collateral for Securities Lending	3.9%
Cash[1]	3.6%
Italy	3.5%
Australia	3.3%
Mexico	3.2%
Exchanged-Traded Funds	3.0%
Hong Kong	2.0%
Israel	1.7%
Taiwan	1.5%
Canada	1.5%
United States	1.1%

Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2012, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2012

Shares		Value+

	Common Stocks — 92.8%
	Australia — 3.4%
	Industrials — 1.5%
18,000	Orica Ltd.	$474,113

	Materials — 1.9%
15,200	BHP Billiton Ltd.	594,170

		1,068,283

	Canada — 1.5%
	Energy — 1.5%
14,170	Cenovus Energy, Inc.	475,262

	France — 12.4%
	Consumer Discretionary — 1.9%
6,000	Cie Generale des Etablissements Michelin SCA	574,727

	Energy — 2.3%
2,400	Total SA	124,839
11,100	Total SA ADR (a)	577,311

		702,150

	Financials — 4.5%
38,509	AXA SA ADR	701,634
12,347	BNP Paribas	702,687

		1,404,321

Shares		Value+

	France — (continued)
	Health Care — 2.4%
6,000	Sanofi-Aventis ADR	$284,280
5,000	Sanofi-Aventis	473,996

		758,276

	Utilities — 1.3%
10,600	GDF Suez	218,248
9,323	GDF Suez SA ADR	196,156

		414,404

		3,853,878

	Germany — 7.5%
	Consumer Staples — 2.1%
8,100	Henkel AG & Co. KGaA	666,179

	Energy — 1.6%
5,100	BASF SE	482,099

	Industrials — 3.8%
17,200	GEA Group AG	559,089
2,636	Siemens AG ADR	288,563
3,000	Siemens AG	327,945

		1,175,597

		2,323,875

See Notes which are an integral part of the Financial Statements.

19

Huntington VA International Equity Fund

Portfolio of Investments (continued)

December 31, 2012

Shares		Value+

	Common Stocks — (continued)
	Hong Kong — 2.1%
	Financials — 2.1%
79,800	Wharf (Holdings) Ltd./The	$636,031

	Israel — 1.8%
	Health Care — 1.8%
14,900	Teva Pharmaceutical Industries Ltd. ADR	556,366

	Italy — 3.6%
	Energy — 3.6%
29,200	Eni SpA	715,095
10,600	Saipem SpA	412,768

		1,127,863

	Japan — 12.9%
	Consumer Discretionary — 2.2%
18,110	Honda Motor Co. Ltd. ADR	668,983

	Consumer Staples — 1.0%
6,000	Unicharm Corp.	311,392

	Industrials — 5.6%
3,400	FANUC Ltd.	631,767
46,000	KUBOTA Corp.	528,210
12,500	Makita Corp.	579,943

		1,739,920

	Information Technology — 4.1%
18,000	Hoya Corp.	354,221
1,870	KEYENCE Corp.	517,940
6,800	Murata Manufacturing Co. Ltd.	400,633

		1,272,794

		3,993,089

	Mexico — 3.3%
	Consumer Staples — 2.1%
6,500	Fomento Economico Mexicano SAB de CV ADR	654,550

	Telecommunication Services — 1.2%
15,900	America Movil SA de CV, Series L ADR	367,926

		1,022,476

	Singapore — 5.2%
	Financials — 1.8%
46,600	DBS Group Holdings Ltd.	572,161

	Industrials — 1.8%
60,300	Keppel Corp Ltd.	550,705

	Telecommunication Services — 1.6%
17,805	Singapore Telecommunications Ltd. ADR	485,008

		1,607,874

	Sweden — 5.8%
	Consumer Discretionary — 1.8%
16,600	Hennes & Mauritz AB	575,473

Shares		Value+

	Sweden — (continued)
	Industrials — 2.1%
46,300	Volvo AB	$638,621

	Materials — 1.9%
27,700	Svenska Cellulosa AB (SCA)	602,445

		1,816,539

	Switzerland — 5.7%
	Financials — 1.4%
5,600	ACE Ltd.	446,880

	Health Care — 2.2%
10,590	Novartis AG ADR (a)	670,347

	Materials — 2.1%
8,030	Syngenta AG ADR	648,824

		1,766,051

	Taiwan — 1.6%
	Information Technology — 1.6%
29,077	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	498,961

	United Kingdom — 24.9%
	Consumer Discretionary — 3.8%
68,000	Greene King PLC	697,003
24,750	Pearson PLC ADR	483,615

		1,180,618

	Consumer Staples — 4.0%
118,400	Tesco PLC	652,473
15,300	Unilever PLC	594,960

		1,247,433

	Energy — 1.4%
26,550	BG Group PLC ADR	443,651

	Financials — 6.3%
190,000	Barclays PLC	825,682
10,000	HSBC Holdings PLC ADR	530,700
23,000	Standard Chartered PLC	595,469

		1,951,851

	Health Care — 2.7%
6,200	AstraZeneca PLC ADR	293,074
12,645	GlaxoSmithKline PLC ADR	549,678

		842,752

	Industrials — 1.9%
41,900	Rolls-Royce Holdings PLC *	601,225

	Telecommunication Services — 2.9%
107,000	BT Group PLC	408,388
194,000	Vodafone Group PLC	488,542

		896,930

	Utilities — 1.9%
8,525	SSE PLC ADR	198,292
16,100	SSE PLC	374,700

		572,992

		7,737,452

See Notes which are an integral part of the Financial Statements.

20

Huntington VA International Equity Fund

Portfolio of Investments (continued)

December 31, 2012

Shares		Value+

	Common Stocks — (continued)
	United States — 1.1%
	Energy — 1.1%
5,080	Schlumberger Ltd.	$351,993

	Total Common Stocks (Cost $24,848,825)	28,835,993

	Exchange-Traded Funds — 3.2%

20,000	iShares MSCI Malaysia Index Fund	302,600
6,000	iShares MSCI South Korea Index Fund	380,160
22,100	iShares MSCI Taiwan Index Fund	301,002

	Total Exchange-Traded Funds (Cost $789,815)	983,762

	Cash Equivalents — 3.7%
1,158,404	Huntington U.S. Treasury Money Market Fund, Trust Shares, 0.050% (b) (c)	1,158,404

	Total Cash Equivalents (Cost $1,158,404)	1,158,404

Shares		Value+
	Short-Term Securities Held as Collateral for Securities Lending — 4.0%
1,244,288	Fidelity Institutional Money Market Portfolio, Institutional Class, 0.180% (c)	$1,244,288

	Total Short-Term Securities Held as Collateral for Securities Lending (Cost $1,244,288)	1,244,288

	Total Investments (Cost $28,041,332) — 103.7%	32,222,447

	Liabilities in Excess of Other Assets — (3.7)%	(1,151,647)

	Net Assets — 100.0%	$31,070,800

(a)	All or a portion of the security was on loan as of December 31, 2012. The total value of securities on loan as of December 31, 2012 was $1,230,430.

(b)	Investment in affiliate.

(c)	Rate disclosed is the seven day yield as of December 31, 2012.

*	Non-income producing security.

+	All securities, except those traded on United States (including ADRs) and Canadian exchanges, Cash Equivalents or Short-Term Securities were fair valued at December 31, 2012.

ADR—American DepositaryReceipt

See Notes which are an integral part of the Financial Statements.

21

Huntington VA Macro 100 Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2012

Asset Allocation	Percentage of Market Value
Information Technology	17.7%
Energy	12.0%
Health Care	11.3%
Financials	11.1%
Industrials	10.3%
Consumer Staples	9.4%
Consumer Discretionary	8.7%
Cash[1]	7.2%
Materials	3.5%
Utilities	3.4%
Telecommunication Services	2.9%
Short-Term Securities Held as Collateral for Securities Lending	1.8%
Real Estate Investment Trusts	0.7%

Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2012, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2012

Shares		Value

	Common Stocks — 92.7%
	Consumer Discretionary — 8.8%
4,340	D.R. Horton, Inc.	$85,845
4,500	Goodyear Tire & Rubber Co./The *	62,145
3,700	International Game Technology	52,429
2,330	Leggett & Platt, Inc.	63,423
2,000	Marriott International, Inc., Class A	74,540
4,230	News Corp., Class A	108,034
1,420	Target Corp.	84,021
950	TJX Cos., Inc./The	40,328
210	VF Corp.	31,704
1,325	Viacom, Inc., Class B	69,881

		672,350

	Consumer Staples — 9.6%
3,500	Archer-Daniels-Midland Co.	95,865
950	Clorox Co./The	69,559
650	Colgate-Palmolive Co.	67,951
2,590	ConAgra Foods, Inc.	76,405
3,820	Kroger Co./The	99,396
2,120	Mondelez International, Inc., Class A	53,996
1,160	PepsiCo, Inc.	79,379
2,440	Walgreen Co.	90,304
1,410	Wal-Mart Stores, Inc.	96,204

		729,059

	Energy — 12.3%
630	Anadarko Petroleum Corp.	46,815
430	Apache Corp.	33,755
1,060	Chevron Corp.	114,628
1,300	ConocoPhillips	75,387

Shares		Value

	Energy — (continued)
1,220	Diamond Offshore Drilling, Inc.	$82,911
734	Energy Transfer Partners LP	31,511
2,013	Exxon Mobil Corp.	174,225
1,940	Marathon Oil Corp.	59,480
1,600	Marathon Petroleum Corp.	100,800
1,200	Murphy Oil Corp.	71,460
3,050	Peabody Energy Corp.	81,161
1,350	Tesoro Corp.	59,468

		931,601

	Financials — 11.3%
2,530	Allstate Corp./The	101,630
1,430	American Express Co.	82,196
2,650	BB&T Corp.	77,142
1,080	Berkshire Hathaway, Inc., Class B *	96,876
1,870	Discover Financial Services	72,089
2,400	Federated Investors, Inc., Class B (a)	48,552
1,100	PNC Financial Services Group, Inc.	64,141
1,470	State Street Corp.	69,105
1,050	Torchmark Corp.	54,254
2,010	U.S. Bancorp	64,199
2,120	Unum Group	44,138
2,530	Wells Fargo & Co.	86,475

		860,797

	Health Care — 11.5%
530	Amgen, Inc.	45,750
1,280	Baxter International, Inc.	85,325
860	Becton, Dickinson & Co.	67,243
1,740	Eli Lilly & Co.	85,817

See Notes which are an integral part of the Financial Statements.

22

Huntington VA Macro 100 Fund

Portfolio of Investments (continued)

December 31, 2012

Shares		Value

	Common Stocks — (continued)
	Health Care — (continued)
2,640	Forest Laboratories, Inc. *	$93,245
1,060	Johnson & Johnson	74,306
790	McKesson Corp.	76,598
2,430	Medtronic, Inc.	99,679
2,000	Merck & Co., Inc.	81,880
2,180	Patterson Cos., Inc.	74,621
2,645	Tenet Healthcare Corp. *	85,883

		870,347

	Industrials — 10.5%
780	3M Co.	72,423
310	Caterpillar, Inc.	27,770
850	Deere & Co.	73,457
1,000	Fluor Corp.	58,740
2,500	General Electric Co.	52,475
1,160	Honeywell International, Inc.	73,625
2,292	Iron Mountain, Inc.	71,167
960	L-3 Communications Holdings, Inc.	73,555
540	Pall Corp.	32,540
2,120	Quanta Services, Inc. *	57,855
4,000	R.R. Donnelley & Sons Co. (a)	36,000
580	Stericycle, Inc. *	54,097
500	Union Pacific Corp.	62,860
710	United Parcel Service, Inc., Class B	52,348

		798,912

	Information Technology — 18.0%
6,500	Advanced Micro Devices, Inc. (a) *	15,600
2,280	Analog Devices, Inc.	95,897
440	Apple, Inc.	234,533
5,990	Applied Materials, Inc.	68,526
1,950	Autodesk, Inc. *	68,933
4,960	Cisco Systems, Inc.	97,464
630	Cognizant Technology Solutions Corp., Class A *	46,652
3,390	Corning, Inc.	42,782
140	Google, Inc., Class A *	99,312
3,400	Hewlett-Packard Co.	48,450
3,700	Intel Corp.	76,331
585	International Business Machines Corp.	112,057
1,800	KLA-Tencor Corp.	85,968
3,910	Microsoft Corp.	104,514
4,570	NVIDIA Corp.	56,165
1,100	Oracle Corp.	36,652
7,110	SAIC, Inc.	80,485

		1,370,321

	Materials — 3.6%
1,590	Bemis Co., Inc.	53,201
2,620	Dow Chemical Co./The	84,678
2,420	Freeport-McMoRan Copper & Gold, Inc.	82,764
900	Mosaic Co./The	50,967

		271,610

	Real Estate Investment Trusts — 0.7%
2,700	Kimco Realty Corp.	52,164

Shares		Value
	Telecommunication Services — 3.0%
2,120	AT&T, Inc.	$71,465
850	CenturyLink, Inc.	33,252
5,200	MetroPCS Communications, Inc. *	51,688
1,640	Verizon Communications, Inc.	70,963

		227,368

	Utilities — 3.4%
810	Consolidated Edison, Inc.	44,987
990	Entergy Corp.	63,113
2,120	Pepco Holdings, Inc. (a)	41,573
1,150	Public Service Enterprise Group, Inc.	35,190
700	Southern Co.	29,967
2,640	TECO Energy, Inc.	44,246

		259,076

	Total Common Stocks (Cost $6,245,846)	7,043,605

	Cash Equivalents — 7.3%
556,435	Huntington U.S. Treasury Money Market Fund, Trust Shares, 0.050% (b) (c)	556,435

	Total Cash Equivalents (Cost $556,435)	556,435

	Short-Term Securities Held as Collateral for Securities Lending — 1.8%
136,265	Fidelity Institutional Money Market Portfolio, Institutional Class, 0.180% (c)	136,265

	Total Short-Term Securities Held as Collateral for Securities Lending (Cost $136,265)	136,265

	Total Investments (Cost $6,938,546) — 101.8%	7,736,305

	Liabilities in Excess of Other Assets — (1.8)%	(139,423)

	Net Assets — 100.0%	$7,596,882

(a)	All or a portion of the security was on loan as of December 31, 2012. The total value of securities on loan as of December 31, 2012 was $136,170.

(b)	Investment in affiliate.

(c)	Rate disclosed is the seven day yield as of December 31, 2012.

*	Non-income producing security.

See Notes which are an integral part of the Financial Statements.

23

Huntington VA Mid Corp America Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2012

Asset Allocation	Percentage of Market Value
Information Technology	17.9%
Industrials	15.1%
Health Care	12.7%
Financials	11.8%
Consumer Discretionary	8.5%
Real Estate Investment Trusts	6.9%
Materials	6.7%
Energy	6.4%
Consumer Staples	3.9%
Utilities	3.8%
Cash[1]	3.0%
Short-Term Securities Held as Collateral for Securities Lending	2.9%
Telecommunication Services	0.4%

Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2012, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2012

Shares		Value

	Common Stocks — 97.0%
	Consumer Discretionary — 8.8%
1,210	Advance Auto Parts, Inc.	$87,543
1,950	American Public Education, Inc. (a) *	70,415
4,420	Bob Evans Farms, Inc.	177,684
6,440	D.R. Horton, Inc.	127,383
7,060	Iconix Brand Group, Inc. *	157,579
3,150	ITT Educational Services, Inc. (a) *	54,527
4,530	Kohl’s Corp.	194,699
7,668	Nordstrom, Inc.	410,238
4,320	PetSmart, Inc.	295,229
1,150	Ralph Lauren Corp.	172,408
5,490	Ross Stores, Inc.	297,283
3,170	Vitamin Shoppe, Inc. *	181,831

		2,226,819

	Consumer Staples — 4.0%
4,800	Church & Dwight Co., Inc.	257,136
4,570	Constellation Brands, Inc., Class A*	161,732
8,100	Dr. Pepper Snapple Group, Inc.	357,858
6,230	Harris Teeter Supermarkets, Inc.	240,229

		1,016,955

	Energy — 6.6%
1,500	Baker Hughes, Inc.	61,260
9,328	Chesapeake Energy Corp.	155,031
5,680	Helmerich & Payne, Inc.	318,137
5,000	Murphy Oil Corp.	297,750
3,014	Noble Energy, Inc.	306,644
5,930	Oceaneering International, Inc.	318,975
1,831	Superior Energy Services, Inc. *	37,938

Shares		Value

	Energy — (continued)
1,993	Unit Corp. *	$89,785
6,438	Weatherford International Ltd. *	72,041

		1,657,561

	Financials — 12.1%
14,740	Brown & Brown, Inc.	375,280
4,840	Community Bank System, Inc.	132,422
4,740	Cullen/Frost Bankers, Inc.	257,240
8,950	Discover Financial Services	345,022
780	Everest Re Group Ltd.	85,761
25,920	First Niagara Financial Group, Inc.	205,546
3,800	Invesco Ltd.	99,142
1,700	Jones Lang LaSalle, Inc.	142,698
5,600	Montpelier Re Holdings Ltd.	128,016
7,940	Principal Financial Group, Inc.	226,449
5,930	Prosperity Bancshares, Inc.	249,060
1,950	T. Rowe Price Group, Inc.	127,004
8,060	Torchmark Corp.	416,460
13,228	Unum Group	275,407

		3,065,507

	Health Care — 13.1%
9,920	AmerisourceBergen Corp.	428,346
7,030	Cepheid, Inc. (a) *	237,684
2,540	Computer Programs & Systems, Inc.	127,864
10,856	Life Technologies Corp. *	532,812
21,100	Mylan, Inc. *	579,828
2,800	Quest Diagnostics, Inc.	163,156
9,510	St. Jude Medical, Inc.	343,691
4,983	Thermo Fisher Scientific, Inc.	317,816

See Notes which are an integral part of the Financial Statements.

24

Huntington VA Mid Corp America Fund

Portfolio of Investments (continued)

December 31, 2012

Shares		Value

	Common Stocks — (continued)
	Health Care — (continued)
6,820	Watson Pharmaceutical, Inc. *	$586,520

		3,317,717

	Industrials — 15.6%
1,775	Alliant Techsystems, Inc.	109,979
10,280	Babcock & Wilcox Co.	269,336
3,900	BorgWarner, Inc. *	279,318
5,300	CNH Global NV *	213,537
2,800	Elbit Systems Ltd.	112,140
550	Flowserve Corp.	80,740
11,340	Jacobs Engineering Group, Inc. *	482,744
9,400	John Bean Technologies Corp.	167,038
10,418	Kennametal, Inc.	416,720
4,134	Parker Hannifin Corp.	351,638
3,020	Rockwell Automation, Inc.	253,650
11,270	Rollins, Inc.	248,391
3,700	Ryder System, Inc.	184,741
2,010	Stericycle, Inc. *	187,473
9,640	Timken Co.	461,081
1,800	UniFirst Corp.	131,976

		3,950,502

	Information Technology — 18.5%
1,900	Amdocs Ltd.	64,581
10,920	Autodesk, Inc. *	386,022
3,330	BMC Software, Inc. *	132,068
5,460	Broadcom Corp., Class A	181,327
7,110	Citrix Systems, Inc. *	467,482
9,400	CTS Corp.	99,922
5,805	Fidelity National Information Services, Inc.	202,072
2,500	Fiserv, Inc. *	197,575
1,810	FleetCor Technologies, Inc. *	97,107
12,582	FLIR Systems, Inc.	280,704
5,800	Harris Corp.	283,968
4,830	j2 Global, Inc. (a)	147,701
4,550	Molex, Inc.	124,352
5,448	NCR Corp. *	138,815
3,100	NetApp, Inc. *	104,005
8,700	NVIDIA Corp.	106,923
19,720	ON Semiconductor Corp. *	139,026
7,690	Paychex, Inc.	239,467
4,560	Progress Software Corp. *	95,714
4,700	Seagate Technology PLC	143,256
9,400	Synopsys, Inc. *	299,296
3,600	Syntel, Inc.	192,924
8,868	Teradata Corp. *	548,841

		4,673,148

	Materials — 6.9%
5,950	Albemarle Corp.	369,614
3,200	AptarGroup, Inc.	152,704
2,100	Ball Corp.	93,975
3,160	Cia de Minas Buenaventura SA (a)	113,602
9,500	FMC Corp.	555,940
2,150	PPG Industries, Inc.	291,002
1,700	Silver Wheaton Corp.	61,336

Shares		Value
	Materials — (continued)
3,500	Sonoco Products Co.	$104,055

		1,742,228

	Real Estate Investment Trusts — 7.1%
4,660	EPR Properties (a)	214,873
1,600	Federal Realty Investment Trust	166,432
3,970	Highwoods Properties, Inc.	132,797
2,100	Home Properties, Inc.	128,751
2,100	Liberty Property Trust	75,117
3,820	Mack-Cali Realty Corp.	99,740
18,400	Medical Properties Trust, Inc.	220,064
2,300	Mid-America Apartment Communities, Inc.	148,925
2,940	PS Business Parks, Inc.	191,041
4,000	Rayonier, Inc.	207,320
3,240	Sovran Self Storage, Inc.	201,204

		1,786,264

	Telecommunication Services — 0.4%
1,600	TELUS Corp.	104,224

	Utilities — 3.9%
5,870	Alliant Energy Corp.	257,752
11,240	CMS Energy Corp.	274,031
1,240	DTE Energy Co.	74,462
2,500	New Jersey Resources Corp.	99,050
5,900	Portland General Electric Co.	161,424
4,560	Xcel Energy, Inc.	121,798

		988,517

	Total Common Stocks (Cost $18,115,820)	24,529,442

	Cash Equivalents — 3.1%
782,960	Huntington U.S. Treasury Money Market Fund, Trust Shares, 0.050% (b) (c)	782,960

	Total Cash Equivalents (Cost $782,960)	782,960

	Short-Term Securities Held as Collateral for Securities Lending — 3.0%
754,921	Fidelity Institutional Money Market Portfolio, Institutional Class, 0.180% (c)	754,921

	Total Short-Term Securities Held as Collateral for Securities Lending (Cost $754,921)	754,921

	Total Investments (Cost $19,653,701) — 103.1%	26,067,323

	Liabilities in Excess of Other Assets — (3.1)%	(793,400)

	Net Assets — 100.0%	$25,273,923

(a)	All or a portion of the security was on loan as of December 31, 2012. The total value of securities on loan as of December 31, 2012 was $750,024.

(b)	Investment in affiliate.

(c)	Rate disclosed is the seven day yield as of December 31, 2012.

*	Non-income producing security.

See Notes which are an integral part of the Financial Statements.

25

Huntington VA Real Strategies Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2012

Asset Allocation	Percentage of Market Value
Energy	25.8%
Materials	19.0%
Industrials	13.3%
Short-Term Securities Held as Collateral for Securities Lending	10.1%
Real Estate Investment Trusts	8.3%
Exchange-Traded Funds	6.4%
Real Estate Investments	5.5%
Cash[1]	4.6%
Consurmer Staples	3.9%
Closed-End Fund	2.8%
Warrants	0.2%
Options Purchased	0.1%

Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2012, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2012

Shares		Value

	Common Stocks — 78.2%
	Consumer Staples — 4.3%
1,260	Bunge Ltd.	$91,589
3,320	Smithfield Foods, Inc. *	71,612

		163,201

	Energy — 28.7%
7,400	Adaro Energy Tbk PT	61,420
2,400	Cameco Corp. (a)	47,328
2,300	Canadian Natural Resources Ltd.	66,401
3,500	Canadian Oil Sands Ltd. (a)	71,190
3,000	Cheniere Energy, Inc. *	56,340
3,870	Chesapeake Energy Corp.	64,319
1,770	Enterprise Products Partners LP	88,642
1,389	Kinder Morgan, Inc.	49,073
2,000	Linn Energy LLC	70,480
1,100	National Oilwell Varco, Inc.	75,185
3,000	Natural Resource Partners LP	55,620
1,600	Sasol Ltd. ADR	69,264
2,500	Spectra Energy Corp.	68,450
2,986	Statoil ASA ADR	74,770
1,600	Tenaris SA ADR (a)	67,072
1,100	Transocean Ltd.	49,115
21,300	Uranium Energy Corp. (a) *	54,528

		1,089,197

	Industrials — 14.8%
1,700	AGCO Corp. *	83,504
900	Caterpillar, Inc.	80,622
2,200	Chicago Bridge & Iron Co. NV	101,970
1,320	Deere & Co.	114,074

Shares		Value

	Industrials — (continued)
1,100	Lindsay Corp.	$88,132
700	Valmont Industries, Inc.	95,585

		563,887

	Materials — 21.1%
750	Agrium, Inc. (a)	74,933
2,300	AngloGold Ashanti Ltd. ADR	72,151
1,800	Barrick Gold Corp.	63,018
600	BHP Billiton Ltd. ADR	47,064
1,500	Cliffs Natural Resources, Inc. (a)	57,840
2,000	Molycorp, Inc. (a) *	18,880
1,310	Potash Corporation of Saskatchewan, Inc.	53,304
500	Praxair, Inc.	54,725
1,280	Rio Tinto PLC ADR	74,355
4,100	Stillwater Mining Co. *	52,398
800	Syngenta AG ADR	64,640
300	Terra Nitrogen Co. LP	64,227
2,200	Vale SA ADR	46,112
1,200	Yara International ASA ADR	59,688

		803,335

	Real Estate Investment Trusts — 9.3%
500	AvalonBay Communities, Inc.	67,795
5,100	Duke Realty Corp.	70,737
2,300	Rayonier, Inc.	119,209
3,400	Weyerhaeuser Co.	94,588

		352,329

	Total Common Stocks (Cost $2,841,346)	2,971,949

See Notes which are an integral part of the Financial Statements.

26

Huntington VA Real Strategies Fund

Portfolio of Investments (continued)

December 31, 2012

Shares or Contracts		Value

	Exchange-Traded Funds — 7.2%
3,020	iShares Silver Trust *	$88,637
3,200	Market Vectors Junior Gold Miners Fund ETF	63,360
1,400	Market Vectors Oil Services ETF (a)	54,152
2,400	PowerShares DB Agriculture Fund *	67,080

	Total Exchange-Traded Funds (Cost $318,763)	273,229

	Real Estate Investments (b) (c) (d) — 6.1%
	Discount Retail Portfolio II DST	46,551
	Grocery & Pharmacy DST	48,390
	New York Power DST	45,382
	Scotts Gahanna LLC (e)	47,659
	Winston-Salem DST	45,213

	Total Real Estate Investments (Cost $256,000)	233,195

	Closed-End Fund — 3.1%
5,600	Central Fund of Canada Ltd., Class A (a)	117,768

	Total Closed-End Fund (Cost $98,635)	117,768

	Warrants — 0.2%
1,818	Kinder Morgan, Inc., Expires 5/25/2017	6,871

	Total Warrants (Cost $2,869)	6,871

	Options Purchased — 0.1%
5	Market Vectors Gold Miners ETF, Call @ $42, Expiring January 2013	2,250

	Total Options Purchased (Cost $2,725)	2,250

	Cash Equivalents — 5.1%
194,383	Huntington U.S. Treasury Money Market Fund, Trust Shares, 0.050% (e) (f)	194,383

	Total Cash Equivalents (Cost $194,383)	194,383

Shares		Value
	Short-Term Securities Held as Collateral for Securities Lending — 11.3%
428,558	Fidelity Institutional Money Market Portfolio, Institutional Class, 0.180% (f)	$428,558

	Total Short-Term Securities Held as Collateral for Securities Lending (Cost $428,558)	428,558

	Total Investments (Cost $4,143,279) — 111.3%	4,228,203

	Liabilities in Excess of Other Assets — (11.3)%	(427,752)

	Net Assets — 100.0%	$3,800,451

(a)	All or a portion of the security was on loan as of December 31, 2012. The total value of securities on loan as of December 31, 2012 was $432,496.

(b)	Illiquid security.

(c)	Security is currently being valued according to the fair value procedures approved by the Pricing Committee.

(d)	Investments do not offer shares. Fair value represents direct ownership of Real Estate.

(e)	Investment in affiliate.

(f)	Rate disclosed is the seven day yield as of December 31, 2012.

*	Non-income producing security.

ADR	—American Depositary Receipt
DST	—Delaware Statutory Trust
ETF	—Exchange-Traded Fund

See Notes which are an integral part of the Financial Statements.

27

Huntington VA Rotating Markets Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2012

Asset Allocation	Percentage of Market Value
Information Technology	59.2%
Consumer Discretionary	16.7%
Health Care	12.2%
Exchange-Traded Funds	4.5%
Consumer Staples	2.5%
Industrials	1.9%
Cash[1]	1.4%
Telecommunication Services	0.8%
Materials	0.5%
Short-Term Securities Held as Collateral for Securities Lending	0.3%

Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2012, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2012

Shares		Value

	Common Stocks — 94.2%
	Consumer Discretionary — 16.8%
945	Amazon.com, Inc. *	$237,327
265	Apollo Group, Inc., Class A *	5,544
490	Bed Bath & Beyond, Inc. *	27,396
4,245	Comcast Corp., Class A	158,678
1,430	DIRECTV, Class A *	71,729
495	Dollar Tree, Inc. *	20,077
245	Expedia, Inc.	15,055
130	Fossil, Inc. *	12,103
405	Garmin Ltd. (a)	16,532
1,150	Liberty Interactive, Inc. *	22,632
57	Liberty Ventures Group, Series A *	3,862
690	Mattel, Inc.	25,268
120	Netflix, Inc. *	11,134
3,475	News Corp., Class A	88,751
255	O’Reilly Automotive, Inc. *	22,802
110	Priceline.com, Inc. *	68,332
475	Ross Stores, Inc.	25,721
87	Sears Canada, Inc. *	883
205	Sears Holdings Corp. *	8,479
7,495	Sirius XM Radio, Inc. *	21,661
1,440	Staples, Inc.	16,416
1,490	Starbucks Corp.	79,894
610	Virgin Media, Inc.	22,417
205	Wynn Resorts Ltd.	23,060

		1,005,753

	Consumer Staples — 2.6%
865	Costco Wholesale Corp.	85,436
375	Green Mountain Coffee Roasters, Inc. (a) *	15,510
345	Monster Beverage Corp. *	18,244

Shares		Value

	Consumer Staples — (continued)
375	Whole Foods Market, Inc.	$34,249

		153,439

	Health Care — 12.2%
385	Alexion Pharmaceuticals, Inc. *	36,117
1,795	Amgen, Inc.	154,944
505	Biogen Idec, Inc. *	74,068
895	Celgene Corp. *	70,454
345	Cerner Corp. *	26,786
285	DENTSPLY International, Inc.	11,289
975	Express Scripts Holding Co. *	52,650
1,545	Gilead Sciences, Inc. *	113,480
175	Henry Schein, Inc. *	14,081
80	Intuitive Surgical, Inc. *	39,230
365	Life Technologies Corp. *	17,914
870	Mylan, Inc. *	23,908
185	Perrigo Co.	19,246
1,440	Teva Pharmaceutical Industries Ltd. ADR	53,770
435	Vertex Pharmaceuticals, Inc. *	18,244
520	Warner Chilcott PLC, Class A	6,261

		732,442

	Industrials — 1.9%
335	CH Robinson Worldwide, Inc.	21,179
435	Expeditors International of Washington, Inc.	17,204
600	Fastenal Co.	28,014
730	PACCAR, Inc.	33,003
165	Stericycle, Inc. *	15,390

		114,790

	Information Technology — 59.4%
2,365	Activision Blizzard, Inc.	25,116

See Notes which are an integral part of the Financial Statements.

28

Huntington VA Rotating Markets Fund

Portfolio of Investments (continued)

December 31, 2012

Shares		Value

	Common Stocks — (continued)
	Information Technology — (continued)
985	Adobe Systems, Inc. *	$37,115
365	Akamai Technologies, Inc. *	14,932
650	Altera Corp.	22,386
1,880	Apple, Inc.	1,002,096
2,660	Applied Materials, Inc.	30,430
450	Autodesk, Inc. *	15,907
995	Automatic Data Processing, Inc.	56,725
490	Avago Technologies Ltd.	15,513
540	Baidu, Inc. ADR *	54,157
345	BMC Software, Inc. *	13,683
985	Broadcom Corp., Class A	32,712
1,005	CA, Inc.	22,090
435	Check Point Software Technologies Ltd. *	20,723
10,945	Cisco Systems, Inc.	215,069
385	Citrix Systems, Inc. *	25,314
620	Cognizant Technology Solutions Corp., Class A *	45,911
3,745	Dell, Inc.	37,937
2,610	eBay, Inc. *	133,162
170	F5 Networks, Inc. *	16,515
180	First Solar, Inc. *	5,558
285	Fiserv, Inc. *	22,524
1,450	Flextronics International Ltd. *	9,005
390	Google, Inc., Class A *	276,654
10,345	Intel Corp.	213,417
590	Intuit, Inc.	35,105
335	KLA-Tencor Corp.	16,000
235	Lam Research Corp. *	8,491
475	Linear Technology Corp.	16,292
1,240	Marvell Technology Group Ltd.	9,002
590	Maxim Integrated Products, Inc.	17,346
395	Microchip Technology, Inc.	12,873
1,980	Micron Technology, Inc. *	12,573
9,834	Microsoft Corp.	262,863
740	NetApp, Inc. *	24,827
620	Nuance Communications, Inc. *	13,838
1,250	NVIDIA Corp.	15,362
10,315	Oracle Corp.	343,696
740	Paychex, Inc.	23,044
3,420	QUALCOMM, Inc.	212,108
1,035	Research In Motion Ltd. *	12,296
470	SanDisk Corp. *	20,473
935	Seagate Technology PLC	28,499
1,485	Symantec Corp. *	27,933
325	VeriSign, Inc. *	12,617
530	Xilinx, Inc.	19,027
2,530	Yahoo!, Inc. *	50,347

		3,559,263

	Materials — 0.5%
105	Randgold Resources Ltd. ADR	10,421
235	Sigma-Aldrich Corp.	17,291

		27,712

Shares		Value

	Telecommunication Services — 0.8%
1,910	Vodafone Group PLC ADR	$48,113

	Total Common Stocks (Cost $5,692,939)	5,641,512

	Exchange-Traded Funds — 4.5%
4,142	Powershares QQQ Trust, Series 1	269,686

	Total Exchange-Traded Funds (Cost $282,019)	269,686

	Cash Equivalents — 1.4%
86,329	Huntington U.S. Treasury Money Market Fund, Trust Shares, 0.050% (b) (c)	86,329

	Total Cash Equivalents (Cost $86,329)	86,329

	Short-Term Securities Held as Collateral for Securities Lending — 0.3%
16,391	Fidelity Institutional Money Market Portfolio, Institutional Class, 0.180% (c)	16,391

	Total Short-Term Securities Held as Collateral for Securities Lending (Cost $16,391)	16,391

	Total Investments (Cost $6,077,678) — 100.4%	6,013,918

	Liabilities in Excess of Other Assets — (0.4)%	(22,619)

	Net Assets — 100.0%	$5,991,299

(a)	All or a portion of the security was on loan as of December 31, 2012. The total value of securities on loan as of December 31, 2012 was $16,418.

(b)	Investment in affiliate.

(c)	Rate disclosed is the seven day yield as of December 31, 2012.

*	Non-income producing security.

ADR	—American Depositary Receipt

See Notes which are an integral part of the Financial Statements.

29

Huntington VA Situs Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2012

Asset Allocation	Percentage of Market Value
Information Technology	22.4%
Industrials	15.6%
Health Care	12.6%
Consumer Discretionary	10.7%
Financials	10.6%
Materials	7.9%
Short-Term Securities Held as Collateral for Securities Lending	6.0%
Energy	4.9%
Cash[1]	4.3%
Consumer Staples	2.0%
Utilities	1.2%
Real Estate Investment Trusts	1.2%
Telecommunication Services	0.3%
Exchange-Traded Funds	0.3%

Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2012, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2012

Shares		Value+

	Common Stocks — 94.3%
	Bermuda — 1.7%
	Financials — 1.7%
17,750	Arch Capital Group Ltd. *	$781,355

	Brazil — 0.1%
	Consumer Staples — 0.1%
1,000	Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR (a)	44,390

	Chile — 0.1%
	Materials — 0.1%
800	Sociedad Quimica y Minera de Chile SA ADR	46,112

	Finland — 0.8%
	Industrials — 0.8%
2,000	Cargotec Oyj	53,217
4,200	Kone Oyj	310,530

		363,747

	Germany — 0.3%
	Consumer Discretionary — 0.2%
1,500	Douglas Holding AG	75,371

	Health Care — 0.1%
1,900	Stada Arzneimittel AG	61,469

		136,840

	Hong Kong — 0.2%
	Consumer Discretionary — 0.2%
13,000	Television Broadcasts Ltd.	97,752

Shares		Value+

	Ireland — 0.4%
	Consumer Staples — 0.4%
3,500	Kerry Group PLC	$184,813

	Japan — 0.4%
	Consumer Discretionary — 0.2%
2,000	Honda Motor Co. Ltd. ADR	73,880

	Industrials — 0.1%
3,500	Sato Corp.	56,511

	Information Technology — 0.1%
14,800	Furuno Electric Co. Ltd.	68,427

		198,818

	Sweden — 0.1%
	Consumer Discretionary — 0.1%
4,800	Haldex AB	24,850

	Switzerland — 0.2%
	Consumer Discretionary — 0.2%
2,000	Garmin Ltd. (a)	81,640

	United Kingdom — 0.5%
	Industrials — 0.5%
4,800	Concentric AB	41,426
26,424	HALMA PLC	198,915

		240,341

	United States — 89.5%
	Consumer Discretionary — 10.5%
55,000	Cabela’s, Inc., Class A *	2,296,250
3,000	Jakks Pacific, Inc.	37,560
1,500	Papa John’s International, Inc. *	82,410

See Notes which are an integral part of the Financial Statements.

30

Huntington VA Situs Fund

Portfolio of Investments (continued)

December 31, 2012

Shares		Value+

	Common Stocks — (continued)
	United States — (continued)
	Consumer Discretionary — (continued)
2,000	Rent-A-Center, Inc.	$68,720
25,000	Sonic Corp. *	260,250
17,000	Sturm Ruger & Co., Inc. (a)	771,800
15,000	Tempur-Pedic International, Inc. *	472,350
2,000	Tractor Supply Co.	176,720
15,000	Urban Outfitters, Inc. *	590,400

		4,756,460

	Consumer Staples — 1.6%
700	Darling International, Inc. *	11,228
15,100	Fresh Del Monte Produce, Inc.	397,885
7,000	Sanderson Farms, Inc.	332,850

		741,963

	Energy — 5.2%
7,000	Alliance Resource Partners LP	406,490
4,000	Atwood Oceanics, Inc. *	183,160
9,000	CARBO Ceramics, Inc. (a)	705,060
8,000	Denbury Resources, Inc. *	129,600
700	Dril-Quip, Inc. *	51,135
9,660	Halcon Resources Corp. *	66,847
1,744	Helix Energy Solutions Group, Inc.*	35,996
9,000	Lufkin Industries, Inc. (a)	523,170
5,000	SM Energy Co.	261,050

		2,362,508

	Financials — 9.4%
30,000	Cullen/Frost Bankers, Inc.	1,628,100
2,000	Evercore Partners, Inc.	60,380
1,200	EZCORP, Inc., Class A *	23,832
8,000	International Bancshares Corp.	144,400
15,000	Protective Life Corp.	428,700
45,000	Raymond James Financial, Inc.	1,733,850
5,000	SCBT Financial Corp.	200,900
1,500	WSFS Financial Corp.	63,375

		4,283,537

	Health Care — 13.1%
4,500	AmSurg Corp. *	135,045
13,000	Arena Pharmaceuticals, Inc. (a) *	117,260
650	Bio-Rad Laboratories, Inc., Class A *	68,283
20,000	Cerner Corp. *	1,552,800
15,000	Edwards LifeSciences Corp. (b) *	1,352,550
3,000	Healthways, Inc. *	32,100
3,000	Kindred Healthcare, Inc. *	32,460
5,000	Merit Medical Systems, Inc. *	69,500
22,000	Myriad Genetics, Inc. *	599,500
7,000	Osiris Therapeutics, Inc. (a) *	62,860
1	PharMerica Corp. *	14
1,500	PSS World Medical, Inc. *	43,320
22,000	Watson Pharmaceutical, Inc. *	1,892,000

		5,957,692

Shares		Value+

	United States — (continued)
	Industrials — 15.0%
1,000	American Superconductor Corp. (a) *	$2,620
5,000	BE Aerospace, Inc. *	247,000
20,000	EnPro Industries, Inc. *	818,000
15,000	Flowserve Corp.	2,202,000
20,000	Harsco Corp.	470,000
4,000	Lindsay Corp.	320,480
2,000	Mine Safety Appliances Co.	85,420
15,000	Quanta Services, Inc. *	409,350
1,000	Ryder System, Inc.	49,930
22,000	Southwest Airlines Co.	225,280
40,000	Trinity Industries, Inc.	1,432,800
10,000	Watts Water Technologies, Inc., Class A	429,900
5,000	Werner Enterprises, Inc.	108,350

		6,801,130

	Information Technology — 23.5%
2,500	3D Systems Corp. *	133,375
13,000	ACI Worldwide, Inc. *	567,970
17,000	Anixter International, Inc. *	1,087,660
4,000	Black Box Corp.	97,360
6,000	Cardtronics, Inc. *	142,440
25,000	Diodes, Inc. *	433,750
3,000	Exlservice Holdings, Inc. *	79,500
42,000	Geospace Technologies Corp. *	3,732,540
3,000	Hutchinson Technology, Inc. (a) *	6,000
50,000	Jabil Circuit, Inc.	964,500
20,000	Red Hat, Inc. *	1,059,200
10,000	ScanSource, Inc. *	317,700
10,000	Sigma Designs, Inc. *	51,500
28,000	Trimble Navigation Ltd. *	1,673,840
10,000	TriQuint Semiconductor, Inc. *	48,400
5,500	Tyler Technologies, Inc. *	266,420

		10,662,155

	Materials — 8.3%
5,000	Albemarle Corp.	310,600
12,000	Buckeye Technologies, Inc.	344,520
3,000	Commercial Metals Co.	44,580
2,500	Eagle Materials, Inc.	146,250
7,000	Eastman Chemical Co.	476,350
9,000	Owens-Illinois, Inc. *	191,430
8,000	Quaker Chemical Corp.	430,880
4,000	RTI International Metals, Inc. *	110,240
10,800	Scotts Miracle-Gro Co., Class A (a)	475,740
4,000	Terra Nitrogen Co. LP	856,360
5,000	Texas Industries, Inc. (a) *	255,050
2,500	United States Lime & Minerals, Inc.*	117,800

		3,759,800

	Real Estate Investment Trusts — 1.3%
3,500	Camden Property Trust	238,735
1,064	CBL & Associates Properties, Inc.	22,568
8,500	Equity One, Inc.	178,585
5,000	Weingarten Realty Investors	133,850

		573,738

See Notes which are an integral part of the Financial Statements.

31

Huntington VA Situs Fund

Portfolio of Investments (continued)

December 31, 2012

Shares		Value+

	Common Stocks — (continued)
	United States — (continued)
	Telecommunication Services — 0.3%
15,000	General Communication, Inc., Class A *	$143,850

	Utilities — 1.3%
1,000	AGL Resources, Inc.	39,970
5,000	Hawaiian Electric Industries, Inc.	125,700
6,000	Portland General Electric Co.	164,160
7,500	UGI Corp.	245,325

		575,155

		40,617,988

	Total Common Stocks (Cost $31,619,124)	42,818,646

	Exchange-Traded Funds — 0.3%
3,500	iShares FTSE China 25 Index Fund	141,680

	Total Exchange-Traded Funds (Cost $89,145)	141,680

	Cash Equivalents — 4.6%
2,078,878	Huntington U.S. Treasury Money Market Fund, Trust Shares, 0.050% (c) (d)	2,078,878

	Total Cash Equivalents (Cost $2,078,878)	2,078,878

Shares		Value+
	Short-Term Securities Held as Collateral for Securities Lending — 6.3%
2,856,982	Fidelity Institutional Money Market Portfolio, Institutional Class, 0.180% (d)	$2,856,982

	Total Short-Term Securities Held as Collateral for Securities Lending (Cost $2,856,982)	2,856,982

	Total Investments (Cost $36,644,129) — 105.5%	47,896,186

	Liabilities in Excess of Other Assets — (5.5)%	(2,493,888)

	Net Assets — 100.0%	$45,402,298

(a)	All or a portion of the security was on loan as of December 31, 2012. The total value of securities on loan as of December 31, 2012 was $2,875,020.

(b)	All or a portion of the security is held as collateral for written call options.

(c)	Investment in affiliate.

(d)	Rate disclosed is the seven day yield as of December 31, 2012.

*	Non-income producing security.

+	All securities, except those traded on United States (including ADRs) and Canadian exchanges, Cash Equivalents or Short-Term Securities were fair valued at December 31, 2012.

ADR	—American Depositary Receipt

See Notes which are an integral part of the Financial Statements.

32

Huntington VA Mortgage Securities Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2012

Asset Allocation	Percentage of Market Value
U.S. Government Mortgage Backed Agencies	67.2%
U.S. Government Agencies	16.2%
Common Stocks	11.7%
Cash[1]	2.8%
Collateralized Mortgage Obligations	1.6%
Short-Term Securities Held as Collateral for Securities Lending	0.5%

Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2012, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

December 31, 2012

Principal Amount		Value

	U.S. Government Mortgage Backed Agencies — 67.4%
	Federal Home Loan Mortgage Corporation — 15.6%
$1,798	Pool # M81004, 5.000%, 1/1/13	$1,805
5,136	Pool # B18052, 4.500%, 3/1/15	5,498
12,274	Pool # J03237, 5.500%, 8/1/16	13,118
7,063	Pool # E96459, 5.000%, 5/1/18	7,600
45,592	Pool # J10396, 4.000%, 7/1/19	48,620
7,204	Pool # G18008, 4.500%, 9/1/19	7,681
3,867	Pool # G18015, 4.500%, 10/1/19	4,123
31,942	Pool # G12286, 5.000%, 7/1/21	34,385
27,031	Pool # G12297, 6.000%, 7/1/21	29,723
28,393	Pool # G12425, 5.500%, 10/1/21	30,647
45,531	Pool # E02402, 6.000%, 10/1/22	50,462
22,456	Pool # C90779, 5.000%, 1/1/24	24,171
8,186	Pool # C90837, 5.500%, 6/1/24	8,933
76,806	Pool # G13629, 4.500%, 8/1/24	81,746
73,351	Pool # J11053, 4.500%, 10/1/24	78,069
174,607	Pool # J11829, 4.000%, 3/1/25	187,761
90,576	Pool # E02696, 4.000%, 5/1/25	95,786
17,837	Pool # C91000, 6.000%, 11/1/26	19,473
179,645	Pool # D97248, 5.500%, 4/1/27	194,572
45,651	Pool # C91175, 5.000%, 5/1/28	49,172
99,925	Pool # C91251, 4.500%, 6/1/29	107,744
144,463	Pool # C91284, 4.500%, 1/1/30	155,768
175,975	Pool # C91296, 5.000%, 4/1/30	189,415
238,818	Pool # C91441, 3.000%, 4/1/32	250,919
293,800	Pool # C91484, 3.000%, 8/1/32	308,688
22,524	Pool # 1G0865, 2.825%, 7/1/35 (a)	24,010
48,007	Pool # A55565, 6.000%, 12/1/36	52,327
50,939	Pool # G03498, 5.500%, 11/1/37	55,036
202,690	Pool # A93316, 4.500%, 8/1/40	218,328
185,632	Pool # A93936, 4.500%, 9/1/40	199,954
318,979	Pool # A94008, 4.000%, 9/1/40	340,927
233,549	Pool # G06784, 3.500%, 10/1/41	248,621

		3,125,082

Principal Amount		Value

	Federal National Mortgage Association — 39.5%
$80,479	Pool # 786729, 5.500%, 8/1/19	$87,202
344,809	Pool # MA0670, 3.500%, 3/1/21	365,990
328,096	Pool # MA0740, 3.500%, 5/1/21	348,916
45,253	Pool # 254501, 5.500%, 9/1/22	49,183
163,704	Pool # 962070, 4.000%, 3/1/23	175,499
69,994	Pool # 889255, 5.000%, 3/1/23	75,879
6,807	Pool # 254908, 5.000%, 9/1/23	7,380
4,481	Pool # 255360, 5.000%, 8/1/24	4,926
135,583	Pool # 935763, 4.000%, 11/1/24	148,148
229,558	Pool # 932438, 4.000%, 1/1/25	246,026
20,088	Pool # 255711, 5.500%, 4/1/25	22,008
18,957	Pool # 255745, 5.500%, 5/1/25	20,769
13,878	Pool # 357771, 5.000%, 5/1/25	15,219
17,918	Pool # 255767, 5.500%, 6/1/25	19,630
45,241	Pool # 255834, 4.500%, 6/1/25	49,621
12,946	Pool # 255808, 5.000%, 7/1/25	14,198
43,207	Pool # 255984, 4.500%, 11/1/25	47,391
18,675	Pool # 256116, 6.000%, 2/1/26	20,451
294,872	Pool # AL0238, 3.500%, 3/1/26	313,077
51,575	Pool # 257163, 5.000%, 4/1/28	55,917
125,808	Pool # 257237, 4.500%, 6/1/28	137,202
37,132	Pool # 257238, 5.000%, 6/1/28	40,258
126,255	Pool # MA0022, 4.500%, 4/1/29	136,821
100,749	Pool # MA0115, 4.500%, 7/1/29	109,181
175,321	Pool # AC1219, 4.500%, 8/1/29	193,884
92,504	Pool # MA0171, 4.500%, 9/1/29	100,246
219,984	Pool # MA0443, 5.000%, 5/1/30	238,366
141,947	Pool # MA0563, 4.000%, 11/1/30	152,849
220,127	Pool # MA0776, 4.500%, 6/1/31	239,375
176,336	Pool # MA0804, 4.000%, 7/1/31	189,880
254,600	Pool # MA0976, 3.500%, 2/1/32	272,293
472,404	Pool # AB4713, 3.000%, 3/1/32	497,375
214,413	Pool # MA1084, 3.500%, 6/1/32	229,314
8,967	Pool # 721540, 5.000%, 7/1/33	9,771
58,816	Pool # 746683, 5.500%, 10/1/33	67,426

See Notes which are an integral part of the Financial Statements.

33

Huntington VA Mortgage Securities Fund

Portfolio of Investments (continued)

December 31, 2012

Principal Amount		Value

	Federal National Mortgage Association — (continued)
$13,326	Pool # 786457, 5.355%, 7/1/34 (a)	$14,344
8,015	Pool # 845573, 3.406%, 2/1/36 (a)	8,624
36,337	Pool # 831487, 5.500%, 4/1/36	39,533
57,980	Pool # 745511, 5.000%, 4/1/36	62,816
56,599	Pool # 868935, 5.500%, 5/1/36	61,576
28,516	Pool # 903812, 5.500%, 12/1/36	31,023
16,117	Pool # 907484, 6.000%, 1/1/37	17,647
349,767	Pool # AD7724, 5.000%, 7/1/40	379,813
178,591	Pool # AD7906, 5.000%, 7/1/40	198,956
353,131	Pool # AE4310, 4.000%, 9/1/40	379,040
179,633	Pool # AE0395, 4.500%, 10/1/40	195,507
188,855	Pool # AE7535, 4.000%, 10/1/40	202,711
186,763	Pool # AE4628, 4.500%, 10/1/40	202,451
177,455	Pool # AE8395, 4.000%, 11/1/40	190,475
382,016	Pool # AH6655, 4.000%, 2/1/41	410,045
355,361	Pool # AJ5469, 3.500%, 11/1/41	379,279
414,635	Pool # AB4106, 3.500%, 12/1/41	442,543

		7,918,054

	Government National Mortgage Association — 12.3%
8,058	Pool # 3590, 5.500%, 8/20/19	8,725
20,113	Pool # 3708, 5.500%, 5/20/20	21,815
33,319	Pool # 3741, 4.500%, 8/20/20	36,495
20,729	Pool # 683937, 6.000%, 2/15/23	22,868
117,542	Pool # 666057, 5.000%, 3/15/23	128,418
320,964	Pool # 741854, 4.000%, 5/15/25	346,196
149,468	Pool # 4886, 4.500%, 12/20/25	162,947
457,975	Pool # 5326, 3.000%, 3/20/27	490,057
311,876	Pool # 3457, 4.500%, 10/20/33	344,344
6,459	Pool # 3571, 6.500%, 6/20/34	7,404
76,663	Pool # 605653, 5.500%, 8/15/34	85,504
5,245	Pool # 3637, 5.500%, 11/20/34	5,835
126,111	Pool # 3689, 4.500%, 3/20/35	139,240
18,457	Pool # 3710, 5.000%, 5/20/35	20,355
17,130	Pool # 650348, 5.500%, 11/15/35	18,887
105,571	Pool # 676974, 5.500%, 5/15/38	115,869
185,866	Pool # 733602, 5.000%, 4/15/40	210,946
285,201	Pool # 4978, 4.500%, 3/20/41	313,887

		2,479,792

	Total U.S. Government Mortgage Backed Agencies (Cost $12,996,756)	13,522,928

	U.S. Government Agencies — 16.3%
	Federal Farm Credit Bank — 7.8%
500,000	1.500%, 11/16/15	516,418
500,000	2.580%, 6/8/18	540,125
500,000	1.950%, 7/19/22	502,383

		1,558,926

Shares or Principal Amount		Value

	Federal Home Loan Bank — 4.2%
$500,000	3.125%, 12/8/17	$556,271
250,000	4.125%, 12/13/19	296,719

		852,990

	Federal Home Loan Mortgage Corporation — 3.0%
600,000	0.450%, 11/24/15	600,868

	Federal National Mortgage Association — 1.3%
250,000	1.125%, 9/17/13	251,716

	Total U.S. Government Agencies (Cost $3,104,519)	3,264,500

	Common Stocks — 11.7%
	Real Estate Investment Trusts — 11.7%
1,553	Acadia Realty Trust	38,949
1,300	Alexandria Real Estate Equities, Inc.	90,116
2,500	American Campus Communities, Inc.	115,325
500	Associated Estates Realty Corp.	8,060
500	BioMed Realty Trust, Inc.	9,665
1,000	Boston Properties, Inc.	105,810
300	Brookfield Office Properties, Inc.	5,103
500	Colonial Properties Trust	10,685
1,200	Coresite Realty Corp.	33,192
700	CubeSmart	10,199
100	DDR Corp.	1,566
300	DiamondRock Hospitality Co.	2,700
1,500	Digital Realty Trust, Inc. (b)	101,835
2,400	Douglas Emmett, Inc.	55,920
4,300	Duke Realty Corp.	59,641
900	DuPont Fabros Technology, Inc.	21,744
2,100	EastGroup Properties, Inc.	113,001
1,800	Equity Lifestyle Properties, Inc.	121,122
1,000	Equity Residential	56,670
800	Essex Property Trust, Inc.	117,320
700	Excel Trust, Inc.	8,869
300	Extra Space Storage, Inc.	10,917
300	Federal Realty Investment Trust	31,206
1,400	HCP, Inc.	63,252
1,000	Health Care REIT, Inc.	61,290
1,900	Home Properties, Inc.	116,489
3,614	Host Hotels & Resorts, Inc.	56,631
1,100	Kimco Realty Corp.	21,252
1,500	Kite Realty Group Trust	8,385
2,500	LaSalle Hotel Properties	63,475
1,600	Macerich Co./The	93,280
200	Mack-Cali Realty Corp.	5,222
1,100	National Retail Properties, Inc.	34,320
1,400	Pennsylvania Real Estate Investment Trust	24,696
300	Post Properties, Inc.	14,985
946	ProLogis, Inc.	34,520
500	Public Storage, Inc.	72,480
400	Regency Centers Corp.	18,848

See Notes which are an integral part of the Financial Statements.

34

Huntington VA Mortgage Securities Fund

Portfolio of Investments (continued)

December 31, 2012

Shares or Principal Amount		Value

	Common Stocks — (continued)
	Real Estate Investment Trusts — (continued)
300	Retail Properties of America, Inc.	$3,591
200	Sabra Health Care REIT, Inc.	4,344
1,100	Simon Property Group, Inc.	173,899
400	SL Green Realty Corp.	30,660
200	Sovran Self Storage, Inc.	12,420
1,900	Tanger Factory Outlet Centers, Inc.	64,980
816	UDR, Inc.	19,404
1,986	Ventas, Inc.	128,534
316	Vornado Realty Trust	25,305
2,300	Weingarten Realty Investors	61,571
200	Westfield Group	2,196
200	Westfield Retail Trust	628

	Total Common Stocks (Cost $1,725,591)	2,346,272

	Collateralized Mortgage Obligations — 1.6%
	Federal Home Loan Bank — 0.2%
$13,327	Series Z2-2013, 4.800%, 2/25/13	13,399
18,985	Series SK-2015, 5.140%, 8/18/15	20,245

		33,644

	Federal Home Loan Mortgage Corporation — 1.1%
16,133	Series 2770, 4.000%, 1/15/18	16,330
177,252	Series 2784, 4.000%, 4/15/19	188,238
7,481	Series R010, 5.500%, 12/15/19	7,506
7,288	Series 2672, 5.500%, 8/15/31	7,330

		219,404

	Federal National Mortgage Association — 0.1%
21,894	Series 1999-13, 6.000%, 4/25/29	24,747

	Government National Mortgage Association — 0.2%
45,520	Series 2005-55, 5.000%, 5/20/32	45,873

	Total Collateralized Mortgage Obligations (Cost $308,512)	323,668

Shares		Value

	Cash Equivalents — 2.9%
572,278	Huntington U.S. Treasury Money Market Fund, Trust Shares 0.050% (c) (d)	$572,278

	Total Cash Equivalents (Cost $572,278)	572,278

	Short-Term Securities Held as Collateral for Securities Lending —0.5%
103,566	Fidelity Institutional Money Market Portfolio, Institutional Class, 0.180% (d)	103,566

	Total Short-Term Securities Held as Collateral for Securities Lending (Cost $103,566)	103,566

	Total Investments (Cost $18,811,222) — 100.4%	20,133,212

	Liabilities in Excess of Other Assets —(0.4)%	(70,672)

	Net Assets — 100.0%	$20,062,540

(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2012.

(b)	All or a portion of the security was on loan as of December 31, 2012. The total value of securities on loan as of December 31, 2012 was $101,835.

(c)	Investment in affiliate.

(d)	Rate disclosed is the seven day yield as of December 31, 2012.

See Notes which are an integral part of the Financial Statements.

35

Huntington Funds

Statements of Assets and Liabilities

December 31, 2012

	Huntington VA Balanced Fund	Huntington VA Dividend Capture Fund	Huntington VA Growth Fund	Huntington VA Income Equity Fund
Assets:
Investments, at cost	$39,775,215	$32,127,128	$15,156,329	$20,246,296

Investments, at value	$—	$33,225,289	$16,466,949	$21,462,939
Investments in affiliated securities, at value	44,363,961	606,094	211,690	712,658

Total investments	44,363,961	33,831,383	16,678,639	22,175,597
Cash	—	3,092	—	—
Income receivable	27,425	66,866	11,771	57,010
Receivable for investments sold	—	—	4,322,368	—
Receivable for shares sold	1,720	—	3,889	—
Receivable from Advisor	8,337	—	—	—
Prepaid expenses and other assets	3,482	3,097	2,579	2,679

Total assets	44,404,925	33,904,438	21,019,246	22,235,286
Liabilities:
Payable for return of collateral on loaned securities	—	1,060,536	163,352	1,923,852
Payable for investments purchased	—	—	3,359,195	—
Payable for shares redeemed	3,115	35,277	13,053	14,052
Accrued expenses and other payables:
Investment advisor fees	—	16,558	8,889	10,314
Administration fees	6,823	5,028	2,699	3,132
Custodian fees	420	752	435	491
Professional fees	3,273	2,536	1,316	1,605
Financial administration fees	329	1,720	982	1,372
Printing and postage	5,210	3,780	2,220	2,366
Transfer agent fees	2,510	2,116	1,649	1,766
Compliance service fees	422	324	170	204
Other	118	170	108	93

Total Liabilities	22,220	1,128,797	3,554,068	1,959,247

Net Assets	$44,382,705	$32,775,641	$17,465,178	$20,276,039

Net Assets consist of:
Paid in capital	$39,047,165	$39,036,804	$16,727,439	$22,161,249
Net unrealized appreciation of investments, options and translations of assets and liabilities in foreign currency	4,588,746	1,704,255	1,522,310	1,929,312
Accumulated net realized loss on investments, options and foreign currency transactions	(94,204)	(9,215,960)	(923,702)	(4,612,922)
Accumulated net investment income	840,998	1,250,542	139,131	798,400

Net Assets	$44,382,705	$32,775,641	$17,465,178	$20,276,039

Shares Outstanding (unlimited number of shares authorized, no par value)	3,092,086	3,040,604	2,098,691	2,111,479

Net Asset Value, Redemption Price and Offering Price Per Share:
(Net asset value, offering and redemption price per share)	$14.35	$10.78	$8.32	$9.60

See Notes which are an integral part of the Financial Statements.

36

Huntington Funds

Statements of Assets and Liabilities

December 31, 2012

	Huntington VA International Equity Fund	Huntington VA Macro 100 Fund	Huntington VA Mid Corp America Fund	Huntington VA Real Strategies Fund
Assets:
Investments, at cost	$28,041,332	$6,938,546	$19,653,701	$4,143,279

Investments, at value	$31,064,043	$7,179,870	$25,284,363	$3,986,161
Investments in affiliated securities, at value	1,158,404	556,435	782,960	242,042

Total investments	32,222,447	7,736,305	26,067,323	4,228,203
Cash	2,508	—	—	—
Foreign currencies, at value (Cost $17, $-, $- and $-)	18	—	—	—
Income receivable	53,771	6,465	30,230	4,776
Receivable for investments sold	5,175	—	—	—
Receivable for shares sold	61,875	1,404	—	312
Tax reclaims receivable	11,168	—	—	—
Prepaid expenses and other assets	3,029	2,235	2,441	2,105

Total assets	32,359,991	7,746,409	26,099,994	4,235,396
Liabilities:
Payable for return of collateral on loaned securities	1,244,288	136,265	754,921	428,558
Payable for investments purchased	—	—	—	70
Payable for shares redeemed	10,675	3,041	42,700	433
Accrued expenses and other payables:
Investment advisor fees	15,967	3,845	12,833	1,887
Administration fees	4,849	1,168	3,897	573
Custodian fees	1,511	156	633	92
Professional fees	2,356	569	1,944	282
Financial administration fees	2,503	1,963	3,564	1,260
Printing and postage	3,304	929	3,306	452
Transfer agent fees	2,149	1,419	1,778	1,291
Compliance service fees	299	73	246	37
Other	1,290	99	249	10

Total Liabilities	1,289,191	149,527	826,071	434,945

Net Assets	$31,070,800	$7,596,882	$25,273,923	$3,800,451

Net Assets consist of:
Paid in capital	$30,379,014	$9,019,884	$18,613,628	$3,570,769
Net unrealized appreciation of investments, options and translations of assets and liabilities in foreign currency	4,181,834	797,759	6,413,622	84,924
Accumulated net realized gain (loss) on investments, options and foreign currency transactions	(3,973,856)	(2,315,676)	54,178	118,415
Accumulated net investment income	483,808	94,915	192,495	26,343

Net Assets	$31,070,800	$7,596,882	$25,273,923	$3,800,451

Shares Outstanding (unlimited number of shares authorized, no par value)	2,184,074	781,516	1,366,384	436,992

Net Asset Value, Redemption Price and Offering Price Per Share:
(Net asset value, offering and redemption price per share)	$14.23	$9.72	$18.50	$8.70

See Notes which are an integral part of the Financial Statements.

37

Huntington Funds

Statements of Assets and Liabilities

December 31, 2012

	Huntington VA Rotating Markets Fund	Huntington VA Situs Fund	Huntington VA Mortgage Securities Fund
Assets:
Investments, at cost	$6,077,678	$36,644,129	$18,811,222

Investments, at value	$5,927,589	$45,817,308	$19,560,934
Investments in affiliated securities, at value	86,329	2,078,878	572,278

Total investments	6,013,918	47,896,186	20,133,212
Cash	74	—	36
Income receivable	2,517	23,637	60,334
Receivable for investments sold	—	—	73
Receivable for shares sold	368	443,869	3,536
Tax reclaims receivable	—	1,547	—
Prepaid expenses and other assets	2,183	3,450	2,651

Total assets	6,019,060	48,368,689	20,199,842
Liabilities:
Payable for return of collateral on loaned securities	16,391	2,856,982	103,566
Options written, at value (premium received $-, $56,121 and $-)	—	31,125	—
Payable for shares redeemed	3,444	34,352	3,769
Accrued expenses and other payables:
Investment advisor fees	3,010	21,983	10,155
Administration fees	914	6,675	3,083
Custodian fees	165	1,053	468
Professional fees	432	3,202	1,451
Financial administration fees	1,147	2,319	10,146
Printing and postage	796	5,188	2,674
Transfer agent fees	1,318	2,505	1,712
Compliance service fees	56	399	191
Other	88	608	87

Total Liabilities	27,761	2,966,391	137,302

Net Assets	$5,991,299	$45,402,298	$20,062,540

Net Assets consist of:
Paid in capital	$5,426,568	$34,885,417	$18,682,811
Net unrealized appreciation (depreciation) of investments, options and translations of assets and liabilities in foreign currency	(63,760)	11,277,110	1,321,990
Accumulated net realized gain (loss) on investments, options and foreign currency transactions	581,280	(1,068,006)	(412,605)
Accumulated net investment income	47,211	307,777	470,344

Net Assets	$5,991,299	$45,402,298	$20,062,540

Shares Outstanding (unlimited number of shares authorized, no par value)	481,921	2,492,985	1,677,759

Net Asset Value, Redemption Price and Offering Price Per Share:
(Net asset value, offering and redemption price per share)	$12.43	$18.21	$11.96

See Notes which are an integral part of the Financial Statements.

38

Huntington Funds

Statements of Operations

Year Ended December 31, 2012

	Huntington VA Balanced Fund	Huntington VA Dividend Capture Fund	Huntington VA Growth Fund	Huntington VA Income Equity Fund
Investment Income:
Dividend income	$—	$1,591,307	$354,412	$1,031,442
Dividend income from affiliated securities	885,192	67	62	31
Income from securities lending, net(a)	—	33,135	3,905	3,352
Foreign dividend taxes withheld	—	(22,683)	(2,177)	(23,479)

Total investment income	885,192	1,601,826	356,202	1,011,346

Expenses:
Investment advisor fees	43,365	200,451	109,539	126,017
Administration fees	79,011	60,870	33,263	38,267
Custodian fees	4,902	9,000	4,930	5,637
Transfer and dividend disbursing agent fees and expenses	11,032	9,986	8,607	8,812
Trustees’ fees	3,591	2,781	1,517	1,754
Professional fees	12,075	9,376	5,008	5,916
Financial administration fees	1,038	5,408	3,820	4,147
Printing and postage	12,310	9,220	5,032	5,862
Insurance premiums	3,474	3,245	2,882	2,935
Compliance service fees	1,568	1,348	716	859
Line of credit fees and interest expense	817	643	364	404
Other	4,263	3,627	1,911	2,186

Total expenses	177,446	315,955	177,589	202,796

Investment advisory fees waived	(43,365)	—	—	—
Reimbursement from advisor	(89,886)	—	—	—

Net expenses	44,195	315,955	177,589	202,796

Net investment income	840,997	1,285,871	178,613	808,550

Net Realized/Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized gain on investment transactions	—	1,953,006	1,072,802	775,757
Net realized gain on transactions from affiliates	342,088	—	—	—
Net realized gain on option transactions	—	—	11,472	34,670
Net realized loss on foreign currency transactions	—	—	—	(4,043)

Net realized gain on investments, options and foreign currency transactions	342,088	1,953,006	1,084,274	806,384

Net change in unrealized appreciation of investments, options and translation of assets and liabilities in foreign currency	2,629,042	288,287	582,487	465,841

Net realized and unrealized gain on investments options and foreign currency transactions	2,971,130	2,241,293	1,666,761	1,272,225

Change in net assets resulting from operations	$3,812,127	$3,527,164	$1,845,374	$2,080,775

(a)	Income from securities lending is net of ($—, $7,158, $754 and $564) expenses paid to Huntington Bank.

See Notes which are an integral part of the Financial Statements.

39

Huntington Funds

Statements of Operations

Year Ended December 31, 2012

	Huntington VA International Equity Fund	Huntington VA Macro 100 Fund	Huntington VA Mid Corp America Fund	Huntington VA Real Strategies Fund
Investment Income:
Dividend income	$912,515	$175,095	$425,117	$79,058
Dividend income from affiliated securities	338	67	110	3,883
Income from securities lending, net(a)	11,906	916	24,860	22,569
Foreign dividend taxes withheld	(99,439)	—	(8,945)	(3,229)

Total investment income	825,320	176,078	441,142	102,281

Expenses:
Investment advisor fees	177,581	43,471	139,410	22,549
Administration fees	53,925	13,201	42,334	6,848
Custodian fees	16,448	1,926	6,114	1,011
Transfer and dividend disbursing agent fees and expenses	9,749	7,633	8,709	7,431
Trustees’ fees	2,458	605	1,994	312
Professional fees	8,284	2,080	19,158	1,399
Financial administration fees	6,911	5,791	7,631	3,468
Printing and postage	8,686	2,705	11,450	1,169
Insurance premiums	3,109	2,596	4,449	2,530
Compliance service fees	1,127	299	989	144
Line of credit fees and interest expense	543	130	463	73
Other	6,169	868	2,896	484

Total expenses	294,990	81,305	245,597	47,418

Net investment income	530,330	94,773	195,545	54,863

Net Realized/Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized gain (loss) on investment transactions	(1,029,723)	92,605	1,738,788	84,077
Net realized gain on option transactions	—	—	—	21,781
Net realized loss on foreign currency transactions	(40,909)	—	—	—

Net realized gain (loss) on investments, options and foreign currency transactions	(1,070,632)	92,605	1,738,788	105,858

Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	4,376,541	492,008	472,293	(199)

Net realized and unrealized gain on investments options and foreign currency transactions	3,305,909	584,613	2,211,081	105,659

Change in net assets resulting from operations	$3,836,239	$679,386	$2,406,626	$160,522

(a)	Income from securities lending is net of ($2,261, $187, $6,028 and $4,898) expenses paid to Huntington Bank.

See Notes which are an integral part of the Financial Statements.

40

Huntington Funds

Statements of Operations

Year Ended December 31, 2012

	Huntington VA Rotating Markets Fund	Huntington VA Situs Fund	Huntington VA Mortgage Securities Fund
Investment Income:
Dividend income	$117,418	$582,978	$62,374
Dividend income from affiliated securities	13	276	109
Interest income	—	—	499,011
Income from securities lending, net(a)	995	29,095	689
Foreign dividend taxes withheld	(236)	(1,519)	(23)

Total investment income	118,190	610,830	562,160

Expenses:
Investment advisor fees	38,239	241,439	122,322
Administration fees	11,612	73,316	37,145
Custodian fees	1,732	13,484	5,498
Transfer and dividend disbursing agent fees and expenses	7,491	10,872	8,682
Trustees’ fees	527	3,325	1,693
Professional fees	1,754	11,416	5,714
Financial administration fees	4,005	6,819	30,819
Printing and postage	1,775	16,043	6,046
Insurance premiums	2,596	3,255	2,977
Compliance service fees	258	1,491	789
Line of credit fees and interest expense	134	844	394
Other	833	6,049	2,601

Total expenses	70,956	388,353	224,680

Net investment income	47,234	222,477	337,480

Net Realized/Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized gain (loss) on investment transactions	1,461,412	264,682	25,685
Net realized gain on option transactions	—	128,503	—
Net realized loss on foreign currency transactions	(14)	(559)	(6)

Net realized gain (loss) on investments, options and foreign currency transactions	1,461,398	392,626	25,679

Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	(1,066,523)	7,616,183	300,304

Net realized and unrealized gain on investments options and foreign currency transactions	394,875	8,008,809	325,983

Change in net assets resulting from operations	$442,109	$8,231,286	$663,463

(a)	Income from securities lending is net of ($187, $6,028 and $151) expenses paid to Huntington Bank.

See Notes which are an integral part of the Financial Statements.

41

Huntington Funds

Statements of Changes in Net Assets

	Huntington VA Balanced Fund		Huntington VA Dividend Capture Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations—
Net investment income	$840,997	$657,205	$1,285,871	$1,240,780
Net realized gain (loss) on investments	342,088	(161,106)	1,953,006	2,484,913
Net change in unrealized appreciation/depreciation of investments	2,629,042	(91,120)	288,287	(1,520,449)

Change in net assets resulting from operations	3,812,127	404,979	3,527,164	2,205,244

Distributions to Shareholders—
From net investment income	(657,202)	(355,696)	(1,257,345)	(1,161,458)
From net realized gain on investments	(193,193)	(1,630)	—	—

Change in net assets resulting from distributions to shareholders	(850,395)	(357,326)	(1,257,345)	(1,161,458)

Change in net assets resulting from capital transactions	2,096,820	12,407,778	(1,320,035)	(2,842,867)

Change in net assets	5,058,552	12,455,431	949,784	(1,799,081)
Net Assets:
Beginning of year	39,324,153	26,868,722	31,825,857	33,624,938

End of year	$44,382,705	$39,324,153	$32,775,641	$31,825,857

Accumulated net investment income included in net assets at end of year	$840,998	$657,203	$1,250,542	$1,225,213

Capital Transactions:
Shares Sold	4,527,533	13,389,240	5,180,583	5,148,394
Dividends reinvested	850,395	357,326	1,257,345	1,161,458
Shares redeemed	(3,281,108)	(1,338,788)	(7,757,963)	(9,152,719)

Net change resulting from capital transactions	$2,096,820	$12,407,778	$(1,320,035)	$(2,842,867)

Share Transactions:
Shares Sold	321,702	990,533	481,474	509,850
Dividends reinvested	59,149	26,747	117,729	115,110
Shares redeemed	(230,111)	(101,750)	(721,790)	(911,404)

Net change resulting from share transactions	150,740	915,530	(122,587)	(286,444)

See Notes which are an integral part of the Financial Statements.

42

Huntington Funds

Statements of Changes in Net Assets

	Huntington VA Growth Fund		Huntington VA Income Equity Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations—
Net investment income	$178,613	$73,659	$808,550	$756,346
Net realized gain on investments	1,084,274	442,382	806,384	980,260
Net change in unrealized appreciation/depreciation of investments	582,487	(966,798)	465,841	(304,346)

Change in net assets resulting from operations	1,845,374	(450,757)	2,080,775	1,432,260

Distributions to Shareholders—
From net investment income	(61,447)	(27,515)	(776,185)	(566,505)

Change in net assets resulting from distributions to shareholders	(61,447)	(27,515)	(776,185)	(566,505)

Change in net assets resulting from capital transactions	(1,932,099)	(419,828)	(1,055,762)	(2,636,859)

Change in net assets	(148,172)	(898,100)	248,828	(1,771,104)
Net Assets:
Beginning of year	17,613,350	18,511,450	20,027,211	21,798,315

End of year	$17,465,178	$17,613,350	$20,276,039	$20,027,211

Accumulated net investment income included in net assets at end of year	$139,131	$74,975	$798,400	$770,078

Capital Transactions:
Shares Sold	1,772,989	4,530,067	2,935,290	2,966,234
Dividends reinvested	61,447	27,515	776,185	566,505
Shares redeemed	(3,766,535)	(4,977,410)	(4,767,237)	(6,169,598)

Net change resulting from capital transactions	$(1,932,099)	$(419,828)	$(1,055,762)	$(2,636,859)

Share Transactions:
Shares Sold	215,070	598,210	304,026	333,449
Dividends reinvested	7,503	3,620	81,963	62,666
Shares redeemed	(452,632)	(647,003)	(494,160)	(689,519)

Net change resulting from share transactions	(230,059)	(45,173)	(108,171)	(293,404)

See Notes which are an integral part of the Financial Statements.

43

Huntington Funds

Statements of Changes in Net Assets

	Huntington VA International Equity Fund		Huntington VA Macro 100 Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations—
Net investment income	$530,330	$438,264	$94,773	$38,763
Net realized gain (loss) on investments	(1,070,632)	(75,278)	92,605	304,411
Net change in unrealized appreciation/depreciation of investments	4,376,541	(3,427,524)	492,008	(459,421)

Change in net assets resulting from operations	3,836,239	(3,064,538)	679,386	(116,247)

Distributions to Shareholders—
From net investment income	(380,441)	(323,030)	(44,426)	(34,846)

Change in net assets resulting from distributions to shareholders	(380,441)	(323,030)	(44,426)	(34,846)

Change in net assets resulting from capital transactions	1,530,045	6,824,594	801,234	(303,138)

Change in net assets	4,985,843	3,437,026	1,436,194	(454,231)
Net Assets:
Beginning of year	26,084,957	22,647,931	6,160,688	6,614,919

End of year	$31,070,800	$26,084,957	$7,596,882	$6,160,688

Accumulated net investment income included in net assets at end of year	$483,808	$384,196	$94,915	$44,568

Capital Transactions:
Shares Sold	7,227,331	11,517,948	2,201,625	1,399,148
Dividends reinvested	380,441	323,030	44,426	34,846
Shares redeemed	(6,077,727)	(5,016,384)	(1,444,817)	(1,737,132)

Net change resulting from capital transactions	$1,530,045	$6,824,594	$801,234	$(303,138)

Share Transactions:
Shares Sold	540,031	835,329	232,320	157,913
Dividends reinvested	27,001	25,719	4,642	3,929
Shares redeemed	(448,471)	(362,222)	(152,447)	(199,023)

Net change resulting from share transactions	118,561	498,826	84,515	(37,181)

See Notes which are an integral part of the Financial Statements.

44

Huntington Funds

Statements of Changes in Net Assets

	Huntington VA Mid Corp America Fund		Huntington VA Real Strategies Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations—
Net investment income	$195,545	$61,991	$54,863	$10,726
Net realized gain on investments	1,738,788	2,383,834	105,858	81,142
Net change in unrealized appreciation/depreciation of investments	472,293	(2,887,980)	(199)	(462,169)

Change in net assets resulting from operations	2,406,626	(442,155)	160,522	(370,301)

Distributions to Shareholders—
From net investment income	(63,776)	(78,630)	(8,929)	(5,592)
From net realized gain on investments	(1,305,821)	—	(18,205)	—

Change in net assets resulting from distributions to shareholders	(1,369,597)	(78,630)	(27,134)	(5,592)

Change in net assets resulting from capital transactions	7,765,302	(3,323,703)	126,277	896,349

Change in net assets	8,802,331	(3,844,488)	259,665	520,456
Net Assets:
Beginning of year	16,471,592	20,316,080	3,540,786	3,020,330

End of year	$25,273,923	$16,471,592	$3,800,451	$3,540,786

Accumulated net investment income included in net assets at end of year	$192,495	$60,726	$26,343	$(8,669)

Capital Transactions:
Shares Sold	1,962,153	1,816,414	678,400	1,237,780
Shares issued in connection with merger	11,114,709	—
Dividends reinvested	1,369,597	78,630	27,134	5,592
Shares redeemed	(6,681,157)	(5,218,747)	(579,257)	(347,023)

Net change resulting from capital transactions	$7,765,302	$(3,323,703)	$126,277	$896,349

Share Transactions:
Shares Sold	104,397	104,174	78,869	134,954
Shares issued in connection with merger	577,960	—
Dividends reinvested	74,855	4,582	3,159	668
Shares redeemed	(355,997)	(295,427)	(66,516)	(38,397)

Net change resulting from share transactions	401,215	(186,671)	15,512	97,225

See Notes which are an integral part of the Financial Statements.

45

Huntington Funds

Statements of Changes in Net Assets

	Huntington VA Rotating Markets Fund		Huntington VA Situs Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations—
Net investment income	$47,234	$97,697	$222,477	$950
Net realized gain on investments	1,461,398	104,371	392,626	801,403
Net change in unrealized appreciation/depreciation of investments	(1,066,523)	241,094	7,616,183	(1,158,137)

Change in net assets resulting from operations	442,109	443,162	8,231,286	(355,784)

Distributions to Shareholders—
From net investment income	(97,697)	(21,470)	—	(8,225)

Change in net assets resulting from distributions to shareholders	(97,697)	(21,470)	—	(8,225)

Change in net assets resulting from capital transactions	(815,541)	(916,614)	1,900,338	11,951,894

Change in net assets	(471,129)	(494,922)	10,131,624	11,587,885
Net Assets:
Beginning of year	6,462,428	6,957,350	35,270,674	23,682,789

End of year	$5,991,299	$6,462,428	$45,402,298	$35,270,674

Accumulated net investment income included in net assets at end of year	$47,211	$97,697	$307,777	$36,595

Capital Transactions:
Shares Sold	644,785	655,665	13,584,039	18,928,040
Dividends reinvested	97,697	21,470	—	8,225
Shares redeemed	(1,558,023)	(1,593,749)	(11,683,701)	(6,984,371)

Net change resulting from capital transactions	$(815,541)	$(916,614)	$1,900,338	$11,951,894

Share Transactions:
Shares Sold	51,034	56,901	817,181	1,259,300
Dividends reinvested	8,028	1,807	—	550
Shares redeemed	(124,001)	(138,399)	(698,962)	(465,166)

Net change resulting from share transactions	(64,939)	(79,691)	118,219	794,684

See Notes which are an integral part of the Financial Statements.

46

Huntington Funds

Statements of Changes in Net Assets

	Huntington VA Mortgage Securities Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations—
Net investment income	$337,480	$402,901
Net realized gain (loss) on investments	25,679	4,224
Net change in unrealized appreciation of investments	300,304	595,218

Change in net assets resulting from operations	663,463	1,002,343

Distributions to Shareholders—
From net investment income	(487,131)	(386,232)

Change in net assets resulting from distributions to shareholders	(487,131)	(386,232)

Change in net assets resulting from capital transactions	292,511	1,629,844

Change in net assets	468,843	2,245,955
Net Assets:
Beginning of year	19,593,697	17,347,742

End of year	$20,062,540	$19,593,697

Accumulated net investment income included in net assets at end of year	$470,344	$483,927

Capital Transactions:
Shares Sold	3,252,286	6,290,570
Dividends reinvested	487,131	386,232
Shares redeemed	(3,446,906)	(5,046,958)

Net change resulting from capital transactions	$292,511	$1,629,844

Share Transactions:
Shares Sold	269,096	536,119
Dividends reinvested	40,798	32,566
Shares redeemed	(283,992)	(426,704)

Net change resulting from share transactions	25,902	141,981

See Notes which are an integral part of the Financial Statements.

47

Huntington Funds

Financial Highlights

(For a share outstanding throughout each period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investment Transactions	Distributions from Return of Capital	Total Distributions
Huntington VA Balanced Fund
2008(3)	$10.00	0.18		0.09	0.27	(0.01)	—	—	(0.01)
2009	$10.26	0.13	(7)	1.68	1.81	(0.05)	—	—	(0.05)
2010	$12.02	0.16		1.09	1.25	(0.01)	—	—	(0.01)
2011	$13.26	0.17		0.06	0.23	(0.12)	— (8)	—	(0.12)
2012	$13.37	0.27		0.99	1.26	(0.22)	(0.06)	—	(0.28)
Huntington VA Dividend Capture Fund
2008	$11.77	0.58		(3.57)	(2.99)	(1.05)	(0.58)	(0.06)	(1.69)
2009	$7.09	0.37		1.41	1.78	—	—	—	—
2010	$8.87	0.38		0.91	1.29	(0.41)	—	—	(0.41)
2011	$9.75	0.44		0.25	0.69	(0.38)	—	—	(0.38)
2012	$10.06	0.45		0.70	1.15	(0.43)	—	—	(0.43)

(1)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these were included, the returns would be lower.
(2)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(3)	Reflects operations for the period from November 10, 2008 (commencement of operations) to December 31, 2008.
(4)	Not Annualized.
(5)	Computed on an annualized basis.
(6)	Does not include the effect of expenses of underlying funds.
(7)	Per share net investment income (loss) has been calculated using the average shares method.
(8)	Amount is less than $0.005.

See Notes which are an integral part of the Financial Statements.

48

Net Asset Value, End of Period	Total Return(1)		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(2)		Net Assets, End of Period (000 Omitted)	Portfolio Turnover Rate

$10.26	2.68	%(4)	0.10	%(5)(6)	14.05	%(5)	31.88	%(5)(6)	$234	19	%(4)
$12.02	17.70%		0.10	%(6)	1.11%		0.61	%(6)	$6,810	20%
$13.26	10.43%		0.10	%(6)	2.08%		0.45	%(6)	$26,869	17%
$13.37	1.75%		0.10	%(6)	1.94%		0.46	%(6)	$39,324	27%
$14.35	9.42%		0.10	%(6)	1.94%		0.41	%(6)	$44,383	13%

$7.09	(28.08)%		0.91%		4.88%		0.91%		$29,332	65%
$8.87	25.11%		1.00%		4.81%		1.00%		$33,557	94%
$9.75	15.12%		0.98%		3.54%		0.98%		$33,625	120%
$10.06	7.07%		0.97%		3.74%		0.97%		$31,826	142%
$10.78	11.47%		0.95%		3.85%		0.95%		$32,776	110%

49

Huntington Funds

Financial Highlights

(For a share outstanding throughout each period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investment Transactions	Distributions from Return of Capital	Total Distributions
Huntington VA Growth Fund
2008	$10.86	0.05	(3.84)	(3.79)	(0.10)	(0.83)	—	(0.93)
2009	$6.14	0.01	0.97	0.98	—	—	—	—
2010	$7.12	0.01	0.68	0.69	(0.01)	—	—	(0.01)
2011	$7.80	0.03	(0.26)	(0.23)	(0.01)	—	—	(0.01)
2012	$7.56	0.09	0.70	0.79	(0.03)	—	—	(0.03)
Huntington VA Income Equity Fund
2008	$12.11	0.31	(4.58)	(4.27)	(0.56)	(0.70)	(0.01)	(1.27)
2009	$6.57	0.22	1.20	1.42	—	—	—	—
2010	$7.99	0.24	0.67	0.91	(0.23)	—	—	(0.23)
2011	$8.67	0.38	0.23	0.61	(0.26)	—	—	(0.26)
2012	$9.02	0.42	0.54	0.96	(0.38)	—	—	(0.38)

(1)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these were included, the returns would be lower.
(2)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

See Notes which are an integral part of the Financial Statements.

50

Net Asset Value, End of Period	Total Return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(2)	Net Assets, End of Period (000 Omitted)	Portfolio Turnover Rate

$6.14	(37.91)%	0.87%	0.46%	0.87%	$12,661	84%
$7.12	15.96%	0.99%	0.19%	0.99%	$15,272	118%
$7.80	9.72%	1.02%	0.19%	1.02%	$18,511	331%
$7.56	(2.93)%	1.00%	0.40%	1.00%	$17,613	137%
$8.32	10.45%	0.97%	0.98%	0.97%	$17,465	140%

$6.57	(37.83)%	0.92%	2.85%	0.92%	$18,187	96%
$7.99	21.61%	0.97%	3.28%	0.97%	$20,704	96%
$8.67	11.79%	1.00%	2.81%	1.00%	$21,798	107%
$9.02	7.06%	0.99%	3.57%	0.99%	$20,027	199%
$9.60	10.73%	0.97%	3.85%	0.97%	$20,276	201%

51

Huntington Funds

Financial Highlights

(For a share outstanding throughout each period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investment Transactions	Total Distributions
Huntington VA International Equity Fund
2008	$17.87	0.26	(7.31)	(7.05)	(0.40)	(0.36)	(0.76)
2009	$10.06	0.23	3.14	3.37	(0.01)	—	(0.01)
2010	$13.42	0.14	1.06	1.20	(0.16)	—	(0.16)
2011	$14.46	0.17	(1.84)	(1.67)	(0.16)	—	(0.16)
2012	$12.63	0.23	1.54	1.77	(0.17)	—	(0.17)
Huntington VA Macro 100 Fund
2008	$10.14	0.16	(3.60)	(3.44)	(0.16)	—	(0.16)
2009	$6.54	0.07	1.36	1.43	—	—	—
2010	$7.97	0.05	1.06	1.11	(0.07)	—	(0.07)
2011	$9.01	0.06	(0.18)	(0.12)	(0.05)	—	(0.05)
2012	$8.84	0.12	0.82	0.94	(0.06)	—	(0.06)

(1)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these were included, the returns would be lower.
(2)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

See Notes which are an integral part of the Financial Statements.

52

Net Asset Value, End of Period	Total Return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(2)	Net Assets, End of Period (000 Omitted)	Portfolio Turnover Rate

$10.06	(40.56)%	0.99%	2.02%	1.03%	$9,983	16%
$13.42	33.47%	1.01%	2.17%	1.05%	$16,362	29%
$14.46	9.18%	1.10%	1.42%	1.10%	$22,648	35%
$12.63	(11.55)%	1.03%	1.77%	1.03%	$26,085	36%
$14.23	14.04%	1.00%	1.79%	1.00%	$31,071	25%

$6.54	(33.91)%	0.98%	1.46%	0.98%	$4,464	287%
$7.97	21.87%	1.04%	1.09%	1.06%	$5,590	10%
$9.01	14.12%	1.16%	0.60%	1.20%	$6,615	29%
$8.84	(1.33)%	1.22%	0.60%	1.22%	$6,161	102%
$9.72	10.61%	1.12%	1.31%	1.12%	$7,597	50%

53

Huntington Funds

Financial Highlights

(For a share outstanding throughout each period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investment Transactions	Distributions from Return of Capital	Total Distributions
Huntington VA Mid Corp America Fund
2008	$18.61	0.08		(6.95)	(6.87)	(0.19)	(0.77)	—	(0.96)
2009	$10.78	0.10		3.59	3.69	—	—	—	—
2010	$14.47	0.08		3.19	3.27	(0.10)	—	—	(0.10)
2011	$17.64	0.08		(0.57)	(0.49)	(0.08)	—	—	(0.08)
2012	$17.07	0.13		2.35	2.48	(0.05)	(1.00)	—	(1.05)
Huntington VA Real Strategies Fund
2008	$11.50	0.04	(3)	(5.50)	(5.46)	(0.13)	(0.21)	(0.03)	(0.37)
2009	$5.67	0.03		1.94	1.97	—	—	—	—
2010	$7.64	(0.03)		1.72	1.69	(0.02)	—	—	(0.02)
2011	$9.31	0.03		(0.93)	(0.90)	(0.01)	—	—	(0.01)
2012	$8.40	0.13		0.23	0.36	(0.02)	(0.04)	—	(0.06)

(1)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these were included, the returns would be lower.
(2)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(3)	Per share net investment income (loss) has been calculated using the average shares method.

See Notes which are an integral part of the Financial Statements.

54

Net Asset Value, End of Period	Total Return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(2)	Net Assets, End of Period (000 Omitted)	Portfolio Turnover Rate

$10.78	(38.83)%	0.93%	0.43%	0.93%	$15,413	19%
$14.47	34.23%	0.97%	0.76%	0.97%	$18,673	23%
$17.64	22.80%	1.02%	0.41%	1.02%	$20,316	21%
$17.07	(2.77)%	1.02%	0.33%	1.02%	$16,472	24%
$18.50	14.59%	1.06%	0.84%	1.06%	$25,274	29%

$5.67	(49.00)%	1.00%	0.41%	3.59%	$270	44%
$7.64	34.74%	1.42%	0.75%	1.79%	$1,166	33%
$9.31	22.15%	1.68%	(0.28)%	1.68%	$3,020	23%
$8.40	(9.63)%	1.54%	0.32%	1.54%	$3,541	65%
$8.70	4.34%	1.26%	1.46%	1.26%	$3,800	33%

55

Huntington Funds

Financial Highlights

(For a share outstanding throughout each period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investment Transactions	Distributions from Return of Capital	Total Distributions
Huntington VA Rotating Markets Fund
2008	$15.04	0.15	(6.02)	(5.87)	(0.31)	(1.01)	—	(1.32)
2009	$7.85	0.12	2.50	2.62	—	—	—	—
2010	$10.47	0.03	0.72	0.75	(0.12)	—	—	(0.12)
2011	$11.10	0.18	0.58	0.76	(0.04)	—	—	(0.04)
2012	$11.82	0.13	0.69	0.82	(0.21)	—	—	(0.21)
Huntington VA Situs Fund
2008	$15.15	0.02	(6.18)	(6.16)	(0.03)	(0.22)	—	(0.25)
2009	$8.74	0.07	2.81	2.88	—	—	—	—
2010	$11.62	0.01	3.41	3.42	(0.05)	—	—	(0.05)
2011	$14.99	(0.01)	(0.13)	(0.14)	— (3)	—	—	— (3)
2012	$14.85	0.09	3.27	3.36	—	—	—	—

(1)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these were included, the returns would be lower.
(2)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(3)	Amount is less than $0.005.
(4)	Rounds to less than 0.005%.

See Notes which are an integral part of the Financial Statements.

56

Net Asset Value, End of Period	Total Return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(2)	Net Assets, End of Period (000 Omitted)	Portfolio Turnover Rate

$7.85	(42.03)%	0.93%	1.09%		0.93%	$5,041	221%
$10.47	33.38%	1.01%	1.34%		1.02%	$6,473	229%
$11.10	7.34%	1.14%	0.33%		1.14%	$6,957	254%
$11.82	6.84%	1.15%	1.44%		1.15%	$6,462	2%
$12.43	6.94%	1.11%	0.74%		1.11%	$5,991	113%

$8.74	(41.23)%	0.95%	0.18%		0.95%	$11,510	21%
$11.62	32.95%	1.01%	0.73%		1.01%	$17,035	10%
$14.99	29.61%	1.02%	0.13%		1.02%	$23,683	19%
$14.85	(0.91)%	0.99%	—	%(4)	0.99%	$35,271	14%
$18.21	22.63%	0.96%	0.55%		0.96%	$45,402	10%

57

Huntington Funds

Financial Highlights

(For a share outstanding throughout each period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investment Transactions	Total Distributions
Huntington VA Mortgage Securities Fund
2008	$11.32	0.51	(0.27)	0.24	(0.92)	(0.02)	(0.94)
2009	$10.62	0.32	0.26	0.58	—	—	—
2010	$11.20	0.16	0.39	0.55	(0.26)	—	(0.26)
2011	$11.49	0.23	0.38	0.61	(0.24)	—	(0.24)
2012	$11.86	0.21	0.19	0.40	(0.30)	—	(0.30)

(1)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these were included, the returns would be lower.
(2)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

See Notes which are an integral part of the Financial Statements.

58

Net Asset Value, End of Period	Total Return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(2)	Net Assets, End of Period (000 Omitted)	Portfolio Turnover Rate

$10.62	2.15%	1.00%	3.98%	1.04%	$8,990	23%
$11.20	5.46%	1.05%	3.40%	1.07%	$10,958	29%
$11.49	4.89%	1.11%	2.44%	1.11%	$17,348	3%
$11.86	5.30%	1.15%	2.09%	1.15%	$19,594	27%
$11.96	3.35%	1.10%	1.66%	1.10%	$20,063	27%

59

Huntington Funds

Notes to Financial Statements

December 31, 2012

(1)	Organization

The Huntington Funds (the “Trust”) was originally two separate Massachusetts business trusts: The Huntington Funds, established on February 10, 1987, and Huntington VA Funds, established on June 30, 1999 (together, the “Original Trusts”). On June 23, 2006, the Original Trusts were reorganized into a single Delaware statutory trust that retained the name of The Huntington Funds. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. At December 31, 2012, the Trust operated 35 separate series, or mutual funds, each with its own investment objective and strategy. The Funds’ prospectus provides a description of each Fund’s investment objectives, policies and strategies along with information on the classes of shares currently being offered. The price at which the Funds will offer or redeem shares is the net asset value (“NAV”) per share next determined after the order is considered received. This report contains financial statements and financial highlights of the funds listed below (individually referred to as a “Fund”, or collectively as the “Funds”):

Huntington VA Balanced Fund (“VA Balanced Fund”)

Huntington VA Dividend Capture Fund (“VA Dividend Capture Fund”)

Huntington VA Growth Fund (“VA Growth Fund”)

Huntington VA Income Equity Fund (“VA Income Equity Fund”)

Huntington VA International Equity Fund (“VA International Equity Fund”)

Huntington VA Macro 100 Fund (“VA Macro 100 Fund”)

Huntington VA Mid Corp America Fund (“VA Mid Corp America Fund”)

Huntington VA Real Strategies Fund (“VA Real Strategies Fund”)

Huntington VA Rotating Markets Fund (“VA Rotating Markets Fund”)

Huntington VA Situs Fund (“VA Situs Fund”)

Huntington VA Mortgage Securities Fund (“VA Mortgage Securities Fund”)

The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held.

The Trust accounts for the assets, liabilities and operations of each Fund separately. Shares of the Funds are not offered directly to the public but, pursuant to an exemptive order granted by the Securities and Exchange Commission and procedures adopted by the Trust’s Board of Trustees (the “Trustees”), the Funds were sold during the year only to separate accounts of Hartford Life Insurance Company, Hartford Life and Annuity Insurance Company, Lincoln Insurance Company, Nationwide Insurance Company, Sun Life Assurance Company of Canada (U.S.) and Transamerica Life Insurance Company for use with their respective variable insurance contracts and policies.

On April 27, 2012 the Huntington VA Mid Corp America Fund (“Acquiring Fund”) acquired all of the assets and assumed all of the liabilities of the Huntington VA New Economy Fund (“Acquired Fund”) pursuant to an agreement and plan of reorganization approved by the Board of Trustees on January 17, 2012. The reorganization provides shareholders of the Acquired Fund access to a larger and more diversified portfolio with a similar investment strategy and lower expenses. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Funds or their shareholders.

The acquisition was accomplished by a tax-free exchange of 577,960 shares of the Acquiring Fund (valued at $11,114,709) for 842,598 shares of the Acquired Fund outstanding on April 27, 2012. The investment portfolio of the Acquired Fund, with a fair value of $11,117,120 and identified cost of $10,121,659 was the principal asset acquired by the Acquiring Fund. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the identified cost of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the Acquiring Fund immediately before the acquisition were $17,787,998. The net assets of the Acquired Fund at that date of $11,114,709, including $995,461 of unrealized appreciation, were combined with those of the Acquiring Fund, resulting in combined net assets of $28,902,707.

Assuming the acquisition had been completed on January 1, 2012, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the year ended December 31, 2012, are as follows:

(Unaudited)
Net Investment Income*	$176,464
Net Realized and Unrealized Gain on Investments	$2,155,034
Net Increase in Net Assets Resulting From Operations	$2,331,498

*	Net Investment Income includes $8,000 of pro forma additional merger expenses.

60

Huntington Funds

Notes to Financial Statements (continued)

December 31, 2012

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s accompanying Statement of Operations since April 27, 2012.

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.	Investment Valuations

The Trust calculates the NAV for each of the Funds by valuing securities held based on fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

•Level 1	- quoted prices in active markets for identical assets.

•Level 2	- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•Level 3	- significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust recognizes transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

In computing the NAV of the Funds, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Trustee-approved policies, the Trust relies on certain security pricing services to provide current market value of securities. Those security pricing services value equity securities (including foreign equity securities, exchange-traded funds and closed-end funds) traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ official closing price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Option contracts are generally valued using the closing price based on quote data from the six major U.S. options exchanges on which such options are traded, which are then typically categorized as Level 1 in the fair value hierarchy.

Debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange, except the U.S. government obligations held by the VA Mortgage Securities Fund are valued at the mean between the over-the-counter bid and asked prices furnished by the security pricing service. If there is no reported sale on the principal exchange, and for all other debt securities, debt securities are valued at a bid price estimated by the security pricing service. In valuing debt securities, a security pricing service may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Foreign securities quoted in foreign currencies are translated in U.S.

61

Huntington Funds

Notes to Financial Statements (continued)

December 31, 2012

dollars at the foreign exchange rate in effect as of the close of the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern Time), on the day the value of the foreign security is determined. Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Investments in other open-end investment companies are valued at the NAV. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Under certain circumstances, a good faith determination of the fair value of a security may be used instead of its current market value, even if the security’s market price is readily available. In such circumstances, the Trust’s Administrator may request that the Trust’s Pricing Committee make its own fair value determination.

Securities for which market quotations are not readily available are valued at fair value under Trust procedures approved by the Trustees. In these cases, a Pricing Committee established and appointed by the Trustees determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors including, but not limited to the following: dealer quotes, published analyses by dealers or analysts regarding the security, transactions which provide implicit valuation of the security (such as a merger or tender offer transaction), the value of other securities or contracts which derive their value from the security at issue, and the implications of any other circumstances which have caused trading in the security to halt. With respect to certain narrow categories of securities, the procedures utilized by the Pricing Committee detail specific valuation methodologies to be applied in lieu of considering the aforementioned list of factors. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

Fair valuation procedures are also used when a significant event affecting the value of a portfolio security is determined to have occurred between the time when the price of the portfolio security is determined and the close of trading on the NYSE, which is when each Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant securities market movements occurring between the time the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Examples of potentially significant events include announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of good faith fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Good faith fair valuations generally remain unchanged until new information becomes available. Consequently, changes in good faith fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations.

The Funds’ Trustees have authorized the use of an independent fair valuation service to monitor changes in a designated U.S. market index after foreign markets close, and to implement a fair valuation methodology to adjust the closing prices of foreign securities if the movement in the index is significant. In the event of an increase or decrease greater than predetermined levels, the Funds may use a systematic valuation model provided by an independent third party to fair value its international equity securities, which are then typically categorized as Level 2 in the fair value hierarchy.

In accordance with the valuation procedures adopted by the Trustees, real estate investments are fair valued using discounted cash flow models, which the Trustees deem indicative of the estimated fair value of the real estate investments.

62

Huntington Funds

Notes to Financial Statements (continued)

December 31, 2012

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2012 based on the three levels defined above:

	LEVEL 1	LEVEL 2	LEVEL 3	Total
VA Balanced Fund
Investment Securities:
Mutual Funds	$43,462,462	$—	$—	$43,462,462
Cash Equivalents	901,499	—	—	901,499

Total Investment Securities	44,363,961	—	—	44,363,961

VA Dividend Capture Fund
Investment Securities:
Common Stocks
Consumer Discretionary	1,111,550	—	—	1,111,550
Consumer Staples	2,022,619	—	—	2,022,619
Energy	5,478,957	—	—	5,478,957
Financials	4,042,590	—	—	4,042,590
Health Care	1,805,498	—	—	1,805,498
Industrials	2,313,497	—	—	2,313,497
Information Technology	1,822,022	—	—	1,822,022
Materials	757,297	—	—	757,297
Real Estate Investment Trusts	3,800,783	—	—	3,800,783
Telecommunication Services	860,237	—	—	860,237
Utilities	1,109,380	—	—	1,109,380
Preferred Stocks
Financials	4,261,885	379,500	—	4,641,385
Real Estate Investment Trusts	751,180	—	—	751,180
Telecommunication Services	458,490	—	—	458,490
Utilities	991,350	—	—	991,350
Exchange-Traded Funds	197,918	—	—	197,918
Cash Equivalents	606,094	—	—	606,094
Short-Term Securities Held as Collateral for Securities Lending	1,060,536	—	—	1,060,536

Total Investment Securities	33,451,883	379,500	—	33,831,383

VA Growth Fund
Investment Securities:
Common Stocks
Consumer Discretionary	2,150,078	—	—	2,150,078
Consumer Staples	1,890,710	—	—	1,890,710
Energy	910,699	—	—	910,699
Financials	755,029	—	—	755,029
Health Care	2,638,207	—	—	2,638,207
Industrials	994,805	—	—	994,805
Information Technology	5,679,374	—	—	5,679,374
Materials	751,425	—	—	751,425
Real Estate Investment Trusts	409,138	—	—	409,138
Telecommunication Services	89,371	—	—	89,371
Utilities	34,761	—	—	34,761
Cash Equivalents	211,690	—	—	211,690
Short-Term Securities Held as Collateral for Securities Lending	163,352	—	—	163,352

Total Investment Securities	16,678,639	—	—	16,678,639

63

Huntington Funds

Notes to Financial Statements (continued)

December 31, 2012

	LEVEL 1	LEVEL 2	LEVEL 3	Total
VA Income Equity Fund
Investment Securities:
Common Stocks
Consumer Discretionary	$1,354,481	$—	$—	$1,354,481
Consumer Staples	2,039,975	—	—	2,039,975
Energy	3,498,934	—	—	3,498,934
Financials	3,200,557	—	—	3,200,557
Health Care	1,500,527	—	—	1,500,527
Industrials	2,049,246	—	—	2,049,246
Information Technology	1,911,288	—	—	1,911,288
Materials	777,903	—	—	777,903
Real Estate Investment Trusts	1,331,914	—	—	1,331,914
Telecommunication Services	751,609	—	—	751,609
Utilities	1,122,653	—	—	1,122,653
Cash Equivalents	712,658	—	—	712,658
Short-Term Securities Held as Collateral for Securities Lending	1,923,852	—	—	1,923,852

Total Investment Securities	22,175,597	—	—	22,175,597

VA International Equity Fund
Investment Securities:
Common Stocks
Consumer Discretionary	1,152,598	1,847,203	—	2,999,801
Consumer Staples	654,550	2,225,004	—	2,879,554
Energy	1,848,217	1,734,801	—	3,583,018
Financials	1,679,214	3,332,030	—	5,011,244
Health Care	2,353,745	473,996	—	2,827,741
Industrials	288,563	4,891,618	—	5,180,181
Information Technology	498,961	1,272,794	—	1,771,755
Materials	648,824	1,196,615	—	1,845,439
Telecommunication Services	852,934	896,930	—	1,749,864
Utilities	394,448	592,948	—	987,396
Exchange-Traded Funds	983,762	—	—	983,762
Cash Equivalents	1,158,404	—	—	1,158,404
Short-Term Securities Held as Collateral for Securities Lending	1,244,288	—	—	1,244,288

Total Investment Securities	13,758,508	18,463,939	—	32,222,447

VA Macro 100 Fund
Investment Securities:
Common Stocks
Consumer Discretionary	672,350	—	—	672,350
Consumer Staples	729,059	—	—	729,059
Energy	931,601	—	—	931,601
Financials	860,797	—	—	860,797
Health Care	870,347	—	—	870,347
Industrials	798,912	—	—	798,912
Information Technology	1,370,321	—	—	1,370,321
Materials	271,610	—	—	271,610
Real Estate Investment Trusts	52,164	—	—	52,164
Telecommunication Services	227,368	—	—	227,368
Utilities	259,076	—	—	259,076
Cash Equivalents	556,435	—	—	556,435
Short-Term Securities Held as Collateral for Securities Lending	136,265	—	—	136,265

Total Investment Securities	7,736,305	—	—	7,736,305

64

Huntington Funds

Notes to Financial Statements (continued)

December 31, 2012

	LEVEL 1	LEVEL 2	LEVEL 3	Total
VA Mid Corp America Fund
Investment Securities:
Common Stocks
Consumer Discretionary	$2,226,819	$—	$—	$2,226,819
Consumer Staples	1,016,955	—	—	1,016,955
Energy	1,657,561	—	—	1,657,561
Financials	3,065,507	—	—	3,065,507
Health Care	3,317,717	—	—	3,317,717
Industrials	3,950,502	—	—	3,950,502
Information Technology	4,673,148	—	—	4,673,148
Materials	1,742,228	—	—	1,742,228
Real Estate Investment Trusts	1,786,264	—	—	1,786,264
Telecommunication Services	104,224	—	—	104,224
Utilities	988,517	—	—	988,517
Cash Equivalents	782,960	—	—	782,960
Short-Term Securities Held as Collateral for Securities Lending	754,921	—	—	754,921

Total Investment Securities	26,067,323	—	—	26,067,323

VA Real Strategies Fund
Investment Securities:
Common Stocks
Consumer Staples	163,201	—	—	163,201
Energy	1,089,197	—	—	1,089,197
Industrials	563,887	—	—	563,887
Materials	803,335	—	—	803,335
Real Estate Investment Trusts	352,329	—	—	352,329
Exchange-Traded Funds	273,229	—	—	273,229
Real Estate Investments	—	—	233,195	233,195
Closed-End Fund	117,768	—	—	117,768
Warrants	6,871	—	—	6,871
Options Purchased	2,250	—	—	2,250
Cash Equivalents	194,383	—	—	194,383
Short-Term Securities Held as Collateral for Securities Lending	428,558	—	—	428,558

Total Investment Securities	3,995,008	—	233,195	4,228,203

VA Rotating Markets Fund
Investment Securities:
Common Stocks
Consumer Discretionary	1,005,753	—	—	1,005,753
Consumer Staples	153,439	—	—	153,439
Health Care	732,442	—	—	732,442
Industrials	114,790	—	—	114,790
Information Technology	3,559,263	—	—	3,559,263
Materials	27,712	—	—	27,712
Telecommunication Services	48,113	—	—	48,113
Exchange-Traded Funds	269,686	—	—	269,686
Cash Equivalents	86,329	—	—	86,329
Short-Term Securities Held as Collateral for Securities Lending	16,391	—	—	16,391

Total Investment Securities	6,013,918	—	—	6,013,918

65

Huntington Funds

Notes to Financial Statements (continued)

December 31, 2012

	LEVEL 1	LEVEL 2	LEVEL 3	Total
VA Situs Fund
Investment Securities:
Common Stocks
Consumer Discretionary	$4,911,980	$197,973	$—	$5,109,953
Consumer Staples	786,353	184,813	—	971,166
Energy	2,362,508	—	—	2,362,508
Financials	5,064,892	—	—	5,064,892
Health Care	5,957,692	61,469	—	6,019,161
Industrials	6,801,130	660,599	—	7,461,729
Information Technology	10,662,155	68,427	—	10,730,582
Materials	3,805,912	—	—	3,805,912
Real Estate Investment Trusts	573,738	—	—	573,738
Telecommunication Services	143,850	—	—	143,850
Utilities	575,155	—	—	575,155
Exchange-Traded Funds	141,680	—	—	141,680
Cash Equivalents	2,078,878	—	—	2,078,878
Short-Term Securities Held as Collateral for Securities Lending	2,856,982	—	—	2,856,982

Total Investment Securities	46,722,905	1,173,281	—	47,896,186
Other Financial Instruments:*
Written Options	(31,125)	—	—	(31,125)

Total Investments	46,691,780	1,173,281	—	47,865,061

VA Mortgage Securities Fund
Investment Securities:
U.S. Government Mortgage Backed Agencies
Federal Home Loan Mortgage Corporation	—	3,125,082	—	3,125,082
Federal National Mortgage Association	—	7,918,054	—	7,918,054
Government National Mortgage Association	—	2,479,792	—	2,479,792
U.S. Government Agencies
Federal Farm Credit Bank	—	1,558,926	—	1,558,926
Federal Home Loan Bank	—	852,990		852,990
Federal Home Loan Mortgage Corporation	—	600,868		600,868
Federal National Mortgage Association	—	251,716	—	251,716
Common Stocks
Real Estate Investment Trusts	2,346,272	—	—	2,346,272
Collateralized Mortgage Obligations
Federal Home Loan Bank	—	33,644	—	33,644
Federal Home Loan Mortgage Corporation	—	219,404		219,404
Federal National Mortgage Association	—	24,747	—	24,747
Government National Mortgage Association	—	45,873	—	45,873
Cash Equivalents	572,278	—	—	572,278
Short-Term Securities Held as Collateral for Securities Lending	103,566	—	—	103,566

Total Investment Securities	3,022,116	17,111,096	—	20,133,212

*	Other Financial Instruments are derivative instruments not reflected on the Portfolio of Investments, such as written option contracts.

66

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Notes to Financial Statements (continued)

December 31, 2012

The following is a summary of the transfers between Level 1 and Level 2 of the fair value hierarchy for the year ended December 31, 2012:

	Transfers from Level 1 to Level 2	Transfers from Level 2 to Level 1
VA International Equity Fund
Common Stocks
Consumer Discretionary	$1,847,203	$—
Consumer Staples	2,225,004	—
Energy	1,734,801	—
Financials	3,332,030	—
Health Care	473,996	—
Industrials	4,891,618	—
Information Technology	1,272,794	—
Materials	1,196,615	—
Telecommunication Services	896,930	—
Utilities	592,948	—

Total	$18,463,939	$—

VA Situs Fund
Common Stocks
Consumer Discretionary	197,973	—
Consumer Staples	184,813	—
Health Care	61,469	—
Industrials	660,599	—
Information Technology	68,427	—

Total	$1,173,281	$—

Transfers from Level 1 to Level 2 are due to significant movement of a designated U.S. market index, triggering a systematic valuation model provided by an independent third party to fair value the international equity securities at reporting period end.

Quantitative Information about Level 3 Fair Value Measurements
Type of Assets	Fair Value At December 31, 2012	Valuation Techniques	Unobservable Input(s)	Range (weighted average)
VA Real Strategies Fund
Real Estate Investments	$233,195	Discounted cash flow	Discount Rate Market Cap Rate	3.0%-14.8% (9.6%) 7.0%-12.0% (8.7%)

The significant unobservable inputs used in the fair value measurement of VA Real Strategies Fund’s investments in real estate investments were cash flows and discount and market cap rates. An increase in the cash flows and/or market cap rate or decreases in the discount rate used would increase the value of the investment. A decrease in the cash flows and/or market cap rate or increases in the discount rate used would decrease the value of the investment. Although the changes in the unobservable inputs may significantly change the security’s value, significant and reasonable changes to any of these inputs would not significantly impact the net assets of the VA Real Strategies Fund.

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Real Estate Investments
VA Real Strategies Fund
Balance as of December 31, 2011	$209,051
Transfers into Level 3	—
Transfers out of Level 3	—
Purchases	50,000
Sales	—
Realized Gain	—
Realized Loss	—
Change in unrealized appreciation (depreciation)	(25,856)

Ending Balance as of December 31, 2012	$233,195

67

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Notes to Financial Statements (continued)

December 31, 2012

B.	Repurchase Agreements

The Funds may enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by Huntington Asset Advisors, Inc., a subsidiary of The Huntington National Bank, to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. It is the policy of the Funds to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds did not own any repurchase agreements at December 31, 2012.

C.	When-Issued and Delayed Transactions

The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract. The Funds did not own any when-issued securities at December 31, 2012.

D.	Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions.

E.	Derivative Instruments

Certain of the Funds may be subject to equity price risk and foreign currency exchange risk in the normal course of pursuing their investment objectives. Certain of the Funds may invest in various financial instruments including positions in foreign currency contracts and written option contracts to gain exposure to or hedge against changes in the value of equities or foreign currencies. The following is a description of the derivative instruments utilized by the Funds, including the primary underlying risk exposure related to each instrument type.

Foreign Exchange Contracts—VA International Equity Fund, VA Real Strategies Fund and VA Situs Fund may enter into forward foreign exchange contracts. A forward foreign exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Such contracts are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to provide the desired currency exposure. The contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When a forward foreign currency contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These unrealized and realized gains and losses are reported on the Statement of Operations. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. At December 31, 2012, VA International Equity Fund, VA Real Strategies Fund and VA Situs Fund did not have any forward foreign exchange contracts outstanding.

Written Options Contracts—Certain of the Funds may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes a Fund to equity price risk.

68

Huntington Funds

Notes to Financial Statements (continued)

December 31, 2012

The following is a summary of VA Growth Fund’s written option activity for the year ended December 31, 2012:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2011	—	$—
Options written	16	11,472
Options expired	(16)	(11,472)
Options closed	—	—
Options exercised	—	—

Outstanding at 12/31/2012	—	$—

The following is a summary of VA Income Equity Fund’s written option activity for the year ended December 31, 2012:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2011	—	$—
Options written	722	44,970
Options expired	(532)	(37,448)
Options closed	(130)	(6,502)
Options exercised	(60)	(1,020)

Outstanding at 12/31/2012	—	$—

The following is a summary of VA Real Strategies Fund’s written option activity for the year ended December 31, 2012:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2011	66	$32,207
Options written	110	42,785
Options expired	(72)	(23,142)
Options closed	(104)	(51,850)
Options exercised	—	—

Outstanding at 12/31/2012	—	$—

The following is a summary of VA Situs Fund’s written option activity for the year ended December 31, 2012:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2011	—	$—
Options written	1,296	505,393
Options expired	(256)	(56,633)
Options closed	(720)	(337,951)
Options exercised	(170)	(54,688)

Outstanding at 12/31/2012	150	$56,121

At December 31, 2012, VA Situs Fund had the following outstanding written option contracts:

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)
Edwards LifeSciences Corp.	Call	February 2013	$95	150	$31,125	$24,996
NET UNREALIZED APPRECIATION ON WRITTEN OPTION CONTRACTS						$24,996

69

Huntington Funds

Notes to Financial Statements (continued)

December 31, 2012

The following tables provide a summary of the fair value of derivative instruments, not accounted for as hedging instruments as of December 31, 2012, and the effect of derivative instruments on the Statements of Operations for the year ended December 31, 2012.

The fair value of Derivative Instruments as of December 31, 2012 is as follows:

	Asset Derivatives	Liability Derivatives
Primary Risk Exposure	Statements of Assets and Liabilities Location	Statements of Assets and Liabilities Location	Fund	Fair Value
Option Contracts		Options Written, at value	VA Situs Fund	$31,125
	Investments (purchased options), at value		VA Real Strategies Fund	2,250

The effect of Derivative Instruments on the Statements of Operations for the year ended December 31, 2012 is as follows:

Primary Risk Exposure	Location of Gain (Loss) on Derivatives Recognized in Income	Fund	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Option Contracts	Net realized gain (loss) on	VA Growth Fund	$11,472	$—
	option transactions/net	VA Income Equity Fund	34,670	—
	change in unrealized	VA Real Strategies Fund	21,780	6,632
	appreciation(depreciation) of investments and options	VA Situs Fund	128,502	24,996

The notional value of the written options contracts outstanding at December 31, 2012 and the month-end average notional amount for the year ended December 31, 2012 are detailed in the table below:

Fund	Average Month-End Notional Amount	December 31, 2012 Notional Amount
VA Growth Fund	$80,000	$—
VA Income Equity Fund	284,346	—
VA Real Strategies Fund	88,762	—
VA Situs Fund	1,606,308	31,125

Derivative positions during the period and at period end are reflected for each Fund in the tables presented above. The volume of these positions relative to each Fund’s net assets at the close of the reporting period is generally higher than the volume of such positions at the beginning of the reporting period. The Funds value derivative instruments at fair value and recognize changes in fair value currently in the results on operations.

F.	Securities Lending

To generate additional income, the Funds may lend a certain percentage of their total assets, to the extent permitted by the 1940 Act or the rules or regulations thereunder, on a short-term basis to certain brokers, dealers or other financial institutions pursuant to a securities lending agreement with Morgan Stanley & Co. LLC and MS Securities Services, Inc. In determining whether to lend to a particular broker, dealer or financial institution, Huntington Asset Advisors, Inc. (the “Advisor”) will consider all relevant facts and circumstances, including the size, creditworthiness and reputation of the borrower. Any loans made will be continuously secured by collateral in cash at least equal to 100% of the value of the securities on loan for the Funds, based on the prior day’s closing price. When the collateral falls below specified amounts the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Funds receive payments from the borrowers equivalent to the dividends and interest that would have been earned on securities on loan. In addition, the Funds lending securities receive an annual minimum securities lending fee and retain a portion of the interest, dividends and other distributions received on investment of cash collateral. Collateral is marked-to-market daily. One of the risks in lending portfolio securities, as with other extensions of credit, is the possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although the loan is fully collateralized, if a borrower defaults, a Fund could lose money. There is also the risk that, when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending

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December 31, 2012

court action. Loans are subject to termination by the Funds or the borrower at any time and, therefore, are not considered to be illiquid investments. Huntington National Bank (“Huntington”) serves as the custodian for related collateral and receives an annual securities lending fee for collateral monitoring and recordkeeping services.

As of December 31, 2012, the following Funds had securities with the following market values on loan and related activity:

Fund	Value of Loaned Securities	Value of Collateral	Average Loan Outstanding During the Period	Securities Lending Income Received by the Funds	Fees Paid by the Funds to Huntington from Securities Lending
VA Dividend Capture Fund	$1,039,741	$1,060,536	$1,661,392	$40,293	$7,158
VA Growth Fund	160,149	163,352	443,365	4,659	754
VA Income Equity Fund	1,886,129	1,923,852	1,743,627	3,916	564
VA International Equity Fund	1,230,430	1,244,288	1,544,392	14,167	2,261
VA Macro 100 Fund	136,170	136,265	217,787	1,103	187
VA Mid Corp America Fund	750,024	754,921	556,997	30,888	6,028
VA Real Strategies Fund	432,496	428,558	361,251	27,467	4,898
VA Rotating Markets Fund	16,418	16,391	127,351	1,182	187
VA Situs Fund	2,875,020	2,856,982	2,266,466	35,123	6,028
VA Mortgage Securities Fund	101,835	103,566	120,746	840	151

All cash collateral received is held and administered by the Funds’ custodian for the benefit of the Funds in the applicable custody account or other account established for the purpose of holding collateral. Pursuant to the Funds’ securities lending agreement, and according to normal operating procedures, the custodian segregated an additional $22,981, $355 and $75,538 in collateral the following business day for securities on loan in the VA Real Strategies Fund, VA Rotating Markets Fund and VA Situs Fund as of December 31, 2012.

G.	Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Trust’s Pricing Committee. At December 31, 2012, the VA Real Strategies Fund held illiquid restricted securities representing 6.14% respectively, of net assets as listed below:

Issuer Description	Acquisition Date	Cost	Value
VA Real Strategies Fund:
Discount Retail Portfolio II DST	11/30/11	$50,000	$46,551
Grocery & Pharmacy DST	8/26/11	50,000	48,390
New York Power DST	7/21/11	50,000	45,382
Scotts Gahanna LLC	12/13/11	56,000	47,659
Winston-Salem DST	2/22/12	50,000	45,213

H.	Security Transactions and Related Income

During the period, investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding (if any), are recorded on the ex-dividend date.

I.	Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and paid annually for the Funds. Net realized capital gains, if any, are distributed at least annually. The amount of dividends from net investment income and net realized gains are determined in accordance with the federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either

71

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Notes to Financial Statements (continued)

December 31, 2012

considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. tax treatment of foreign currency gain/loss, non-deductible stock issuance costs, paydowns, distributions and income received from pass through investments and net investment loss adjustments), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Temporary differences are primarily due to market discounts, capital loss carryforwards and losses deferred due to wash sales, straddles and return of capital from investments.

Certain of the Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from investments in REITs in excess of income from underlying investments are recorded as realized gain and/or as a reduction to the cost of the individual REIT.

Certain of the Funds may invest in Master Limited Partnerships (“MLPs”), which generally are treated as partnerships for Federal income tax purposes. As a limited partner in the MLPs, the Fund includes its allocable share of the MLPs’ taxable income in computing its own taxable income.

J.	Expenses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various Funds or all Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis.

K.	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. In addition to complying with the federal tax requirements applicable to regulated investment companies, the Funds also plan to comply with certain diversification standards applicable to underlying assets of variable annuity contracts in order to avoid taxation on the variable contract owners with respect to earnings allocable to the contract from investments in the Funds.

Withholding taxes on foreign interest, dividends and capital gains with respect to the Funds have been provided for in accordance with each applicable country’s tax rules and rates.

As of December 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)*
VA Balanced Fund	$40,265,170	$4,588,746	$(489,955)	$4,098,791
VA Dividend Capture Fund	32,196,857	2,216,456	(581,930)	1,634,526
VA Growth Fund	15,207,582	1,510,973	(39,916)	1,471,057
VA Income Equity Fund	20,461,603	2,102,485	(388,491)	1,713,994
VA International Equity Fund	28,041,661	6,541,896	(2,361,130)	4,180,766
VA Macro 100 Fund	6,976,682	988,037	(228,414)	759,623
VA Mid Corp America Fund	19,656,783	6,725,167	(314,627)	6,410,540
VA Real Strategies Fund	4,148,898	339,762	(260,457)	79,305
VA Rotating Markets Fund	6,077,262	387,917	(451,261)	(63,344)
VA Situs Fund	36,620,669	13,425,997	(2,150,480)	11,275,517
VA Mortgage Securities Fund	18,813,939	1,333,960	(14,687)	1,319,273

*	The differences between the book-basis unrealized appreciation/(depreciation) are attributable primarily to: tax deferral of losses on wash sales, the tax treatment of Trust Preferred securities, hybrid securities and Grantor trusts, differences related to partnership investments, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies and the return of capital adjustments from real estate investment trusts.

72

Huntington Funds

Notes to Financial Statements (continued)

December 31, 2012

The tax character of distributions paid during the fiscal year ended December 31, 2012, was as follows:

	Distributions Paid From*
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
VA Balanced Fund	$689,697	$160,698	$850,395	$—	$850,395
VA Dividend Capture Fund	1,257,345	—	1,257,345	—	1,257,345
VA Growth Fund	61,447	—	61,447	—	61,447
VA Income Equity Fund	776,186	—	776,186	—	776,186
VA International Equity Fund	380,441	—	380,441	—	380,441
VA Macro 100 Fund	44,426	—	44,426	—	44,426
VA Mid Corp America Fund	63,776	1,305,821	1,369,597	—	1,369,597
VA Real Strategies Fund	8,929	18,205	27,134	—	27,134
VA Rotating Markets Fund	97,697	—	97,697	—	97,697
VA Mortgage Securities Fund	487,131	—	487,131	—	487,131

*	The tax character of distributions paid may differ from the character of distributions shown on the statements of changes in net assets due to short-term capital gains being treated as ordinary income for tax purposes.

The tax character of distributions paid during the fiscal year ended December 31, 2011, was as follows:

	Distributions Paid From*
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
VA Balanced Fund	$355,696	$1,631	$357,327	$—	$357,327
VA Dividend Capture Fund	1,161,458	—	1,161,458	—	1,161,458
VA Growth Fund	27,515	—	27,515	—	27,515
VA Income Equity Fund	566,505	—	566,505	—	566,505
VA International Equity Fund	323,030	—	323,030	—	323,030
VA Macro 100 Fund	34,846	—	34,846	—	34,846
VA Mid Corp America Fund	78,630	—	78,630	—	78,630
VA Real Strategies Fund	5,592	—	5,592	—	5,592
VA Rotating Markets Fund	21,470	—	21,470	—	21,470
VA Situs Fund	8,225	—	8,225	—	8,225
VA Mortgage Securities Fund	386,232	—	386,232	—	386,232

*	The tax character of distributions paid may differ from the character of distributions shown on the statements of changes in net assets due to short-term capital gains being treated as ordinary income for tax purposes.

As of December 31, 2012, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
VA Balanced Fund	$919,511	$317,237	$1,236,748	$—	$—	$4,098,791	$5,335,539
VA Dividend Capture Fund	1,294,812	—	1,294,812	(9,190,501)	—	1,634,526	(6,261,163)
VA Growth Fund	139,137	—	139,137	(872,453)	—	1,471,057	737,741
VA Income Equity Fund	798,401	—	798,401	(4,397,616)	—	1,714,004	(1,885,211)
VA International Equity Fund	485,949	—	485,949	(3,973,807)	(2,441)	4,182,085	691,786
VA Macro 100 Fund	94,915	—	94,915	(2,277,540)	—	759,623	(1,423,002)
VA Mid Corp America Fund	807,542	881,931	1,689,473	(1,439,721)	—	6,410,540	6,660,291
VA Real Strategies Fund	67,039	83,339	150,378	—	—	79,305	229,683
VA Rotating Markets Fund	46,795	581,280	628,075	—	—	(63,344)	564,731
VA Situs Fund	220,517	—	220,517	(1,004,206)	—	11,300,570	10,516,881
VA Mortgage Securities Fund	472,061	—	472,061	(411,605)	—	1,319,273	1,379,729

73

Huntington Funds

Notes to Financial Statements (continued)

December 31, 2012

Certain capital and qualified late year losses incurred after October 31 and within the current taxable year, are deemed to arise on the first business day of the Funds’ following taxable year. For the tax year ended December 31, 2012 the Funds deferred post October capital and qualified late year losses as follows:

Fund	Capital Losses	Qualified Late Year Losses
VA Growth Fund	$149,243	—
VA Income Equity Fund	473,823	—
VA Mortgage Securities Fund	22,224	—

As of December 31, 2012, for federal income tax purposes, the following Funds had capital loss carryforwards available to offset future gains, if any, to the extent provided by the Treasury regulations:

	Expiration Year
Fund	2013	2014	2015	2016		2017	2018
VA Dividend Capture Fund	$—	$—	$—	$—		$9,190,501	$—
VA Growth Fund	—	—	—	—		723,206	—
VA Income Equity Fund	—	—	—	—		3,923,793	—
VA International Equity Fund	—	—	—	—		1,812,920	567,263
VA Macro 100 Fund	—	—	—	1,345,904		436,650	494,985
VA Mid Corp America Fund	—	—	—	1,439,721	*	—	—
VA Situs Fund	—	—	—	—		910,379	93,827
VA Mortgage Securities Fund	—	—	—	100,360		90,146	21,805

*	Future utilization of these losses is limited due to merger related capital loss carryover limitations.

During the year ended December 31, 2012 VA Dividend Capture Fund, VA Growth Fund, VA Income Equity Fund, VA Macro 100, VA Mid Corp America Fund, VA Rotating Markets Fund and VA Situs Fund utilized $1,903,006, $1,226,192, $1,075,779, $62,759, $176,757, $879,923 and $394,829, respectively, in capital loss carryforwards.
On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Losses incurred that will be carried forward under the provisions of the Act are as follows:

	Loss Carryforward Character
Fund	Short Term	Long Term
VA International Equity Fund	$653,181	$940,443
VA Mortgage Securities Fund	68,437	108,633

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

L.	New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2011-11 requires disclosure of both gross and net information related to offsetting and related arrangements, enabling users of financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the financial statements has not yet been determined.

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December 31, 2012

M.	Subsequent Event

On November 8, 2012, the Board of Trustees (the “Trustees”) of the Huntington Funds approved a proposal to reorganize the VA Macro 100 Fund into the VA Dividend Capture Fund. Pursuant to the reorganization, the VA Macro 100 Fund will liquidate by transferring substantially all of its assets to the Huntington VA Dividend Capture Fund. The reorganization is scheduled to take place at the close of business on or about March 28, 2013.

(3)	Investment Advisory Fee and Other Transactions with Affiliates

Investment Advisory Fee—Huntington Asset Advisors, Inc. (the “Advisor”), a subsidiary of The Huntington National Bank (“Huntington”), serves as the Funds’ investment advisor. The Advisor receives a fee for its services, computed daily and paid monthly, at an annual rate of 0.60% of the average daily net assets of each Fund, except for VA Balanced Fund, for which the Advisor receives a fee, computed daily and paid monthly, at an annual rate of 0.10% of the average daily net assets of the VA Balanced Fund.

The Advisor has agreed to contractually waive all or a portion of its investment advisory fee for VA Balanced Fund (based on average daily net assets) to which it is otherwise entitled and/or to reimburse certain operating expenses of VA Balanced Fund in order to limit the total direct net annual operating expenses to not more than 0.10% of the average daily net assets of VA Balanced Fund through April 30, 2013. Huntington and the Advisor may also pay out of their reasonable profits and other resources (including those of their affiliates) advertising, marketing, and other expenses for the benefit of the Funds.

Consulting Fee—Laffer Investments, Inc. acts as a consultant (the “Consultant”) to the Advisor for VA Macro 100 Fund. The Advisor pays the Consultant a fee for its services. Neither the Trust nor VA Macro 100 Fund is liable for payment of this fee.

Administrative Fees— Effective December 1, 2012, Huntington Asset Services, Inc. (“HASI”), a wholly owned subsidiary of Huntington Bancshares, Incorporated, replaced Huntington as Administrator to the Trust. The fees paid for administrative services are based on the level of average net assets of each Fund for the period.

HASI provides administrative and accounting services at the following annual rate on a tiered basis:

Maximum Administrative Fee	Average Daily Net Assets of the Trust
0.1822%	On the first $4 billion
0.1650%	On the next $2 billion
0.1575%	On the next $2 billion
0.1450%	On assets in excess of $8 billion

There is no minimum annual fee per fund or class of shares.

Transfer and Dividend Disbursing Agent Fees and Expenses—HASI is the transfer and dividend disbursing agent for the Funds. For its services, HASI receives a yearly fixed amount per shareholder account, subject to a yearly minimum of $6,000 for each of the Funds. HASI is also entitled to receive additional amounts that may be activity or time-based charges, plus reimbursement for out-of-pocket expenses.

Custodian Fees—Huntington serves as custodian for each of the Funds. Brown Brothers Harriman serves as sub-custodian for VA International Equity Fund’s, VA Real Strategies Fund’s and VA Situs Fund’s foreign assets. Huntington and Brown Brothers Harriman receive fees based on the level of a Fund’s average daily net assets for the period, plus out-of-pocket expenses.

Compliance Services—The Trust has contracted with Huntington to provide a Chief Compliance Officer to the Trust, for which it pays Huntington $135,188 annually.

General—Certain officers of the Trust are Officers and/or Directors or Trustees of the above companies.

Trustees and Officers affiliated with the Advisor are not compensated by the Trust for their services. Each Trustee who is not an “interested person” of the Trust, as such term is defined in the 1940 Act, receives a $25,000 annual retainer plus $2,500 per regular Board meeting. The Independent Chairman of the Board receives a $40,000 annual retainer plus $2,500 per Board meeting. The Board or a Committee may establish ad hoc committees or sub-committees. Any Committee or sub-committee member may be compensated by the Fund for incremental work outside of the regular meeting process based on the value added to the Fund. In addition, the Fund reimburses Trustees who are not employees of or affiliated with the Advisor for out-of-pocket expenses incurred in conjunction with attendance at meetings. For the year ended December 31, 2012, actual Trustee compensation was $292,000 in aggregate from the Trust.

75

Huntington Funds

Notes to Financial Statements (continued)

December 31, 2012

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may invest in certain affiliated money market funds which are managed by the Advisor. Income distributions earned from investments in these funds are recorded as income from affiliates in the accompanying financial statements. A summary of each Fund’s investment in such affiliated money market funds is set forth below:

Fund	12/31/11 Market Value	Purchases	Sales	12/31/12 Market Value	Income
Money Market Fund
VA Dividend Capture Fund	$586,341	$8,619,358	$(9,205,699)	$—	$50
VA Growth Fund	1,057,957	12,274,030	(13,331,987)	—	59
VA Income Equity Fund	208,178	4,393,589	(4,601,767)	—	26
VA International Equity Fund	2,788,095	8,026,990	(10,815,085)	—	246
VA Macro 100 Fund	277,908	2,029,402	(2,307,310)	—	43
VA Mid Corp America Fund	1,329,367	6,667,887	(7,997,254)	—	82
VA Real Strategies Fund	433,113	1,062,526	(1,495,639)	—	37
VA Rotating Markets Fund	151,793	1,237,310	(1,389,103)	—	12
VA Situs Fund	4,985,370	9,142,988	(14,128,358)	—	212
VA Mortgage Securities Fund	724,088	6,935,791	(7,659,879)	—	70

U.S. Treasury Money Market Fund
VA Dividend Capture Fund	$—	$1,238,606	$(632,512)	$606,094	$17
VA Growth Fund	—	447,848	(236,157)	211,691	3
VA Income Equity Fund	—	1,002,724	(290,066)	712,658	5
VA International Equity Fund	—	2,533,612	(1,375,208)	1,158,404	92
VA Macro 100 Fund	—	652,495	(96,060)	556,435	24
VA Mid Corp America Fund	—	1,498,677	(715,717)	782,960	28
VA Real Strategies Fund	—	273,154	(78,771)	194,383	7
VA Rotating Markets Fund	—	131,680	(45,351)	86,329	1
VA Situs Fund	—	2,476,434	(397,556)	2,078,878	64
VA Mortgage Securities Fund	—	1,851,324	(1,279,046)	572,278	39

Additionally, VA Balanced Fund invests in other funds within the Trust. A summary of the VA Balanced Fund’s investments in these affiliated funds is set forth below:

VA Balanced Fund	12/31/11 Market Value	Purchases	Sales	12/31/12 Market Value	Income
Huntington Money Market Fund	$795,945	$4,732,904	$(5,528,849)	$—	$83
Huntington U.S. Treasury Money Market Fund	—	1,740,248	(838,749)	901,499	35
Huntington Fixed Income Securities Fund	12,447,187	3,129,073	(1,828,743)	13,927,448	440,870
VA Dividend Capture Fund	1,565,519	229,042	(139,256)	1,773,065	67,837
VA Growth Fund	7,039,619	1,066,864	(853,623)	7,993,194	28,251
VA Income Equity Fund	4,709,579	856,134	(584,661)	5,307,578	203,699
VA International Equity Fund	3,933,982	726,311	(729,027)	4,460,478	52,836
VA Macro 100 Fund	1,958,316	281,448	(223,290)	2,220,675	13,038
VA Mid Corp America Fund	1,554,602	541,786	(814,593)	3,561,922	8,971
VA New Economy Fund	1,749,481	84,373	(146,433)	—	—
VA Situs Fund	975,502	381,214	(274,966)	1,341,294	—
VA Mortgage Securities Fund	2,551,075	524,898	(220,081)	2,876,808	69,572

(4)	Affiliated Issuers

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. The Huntington Real Strategies Fund owns a 96% interest in Scotts Gahanna LLC. The VA Real Strategies Fund is an affiliate of the Huntington Real Strategies Fund, and together they own 100% of Scotts Gahanna LLC.

(5)	VA Balanced Fund Structure

The VA Balanced Fund (“Investing Fund”), in accordance with its prospectus, seeks to achieve its investment objectives by investing in other investment companies (“Underlying Funds”) with similar investment objectives. As a result, investors in the Investing Fund incur expenses of both the Investing Fund and Underlying Funds, including transaction costs related to the purchases and sales of Underlying Fund shares.

76

Huntington Funds

Notes to Financial Statements (continued)

December 31, 2012

(6)	Investment Transactions

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2012, were as follows:

Fund	Purchases	Sales
VA Balanced Fund	$7,821,144	$5,524,643
VA Dividend Capture Fund	35,918,709	37,154,694
VA Growth Fund	24,353,968	25,739,796
VA Income Equity Fund	41,303,739	42,740,888
VA International Equity Fund	10,013,559	6,757,859
VA Macro 100 Fund	3,997,692	3,393,929
VA Mid Corp America Fund*	11,834,085	6,592,678
VA Real Strategies Fund	1,545,268	1,131,619
VA Rotating Markets Fund	7,047,775	7,841,089
VA Situs Fund	7,408,495	3,908,691
VA Mortgage Securities Fund	5,760,763	5,294,178

*	Excludes $9,155,554 and $8,197,080 purchases and sales, respectively, related to the securities held in the VA New Economy Fund prior to the merger.

Purchases and sales of long-term U.S. government securities for the year ended December 31, 2012 were as follows:

Fund	Purchases	Sales
VA Mortgage Securities Fund	$5,484,885	$4,962,288

(7)	Foreign Investment Risk

Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a sever effect on security prices and impair the Fund’s ability to bring its capital or income back to the U.S. Exchange rate. Fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to government collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies.

(8)	Line of Credit

The Trust participates in a short-term credit agreement (“Line of Credit”) with Citibank, N.A. (“Citi”). Under the terms of the agreement, the Trust may borrow up to $20 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citi receives an annual facility fee of 0.10% on $20 million for providing the Line of Credit. Each fund in the Trust pays a pro-rata portion of this facility fee plus any interest on amounts borrowed. For the year ended December 31, 2012, the following Funds had borrowings under this Line of Credit.

Fund	Average Loan Balance	Weighted Average Interest Rate	Number of Days Outstanding*	Interest Expense Incurred	Maximum Loan Outstanding
VA Dividend Capture Fund	$86,605	1.41%	2	$3	$86,605
VA Growth Fund	3,178	1.41%	5	2	3,266
VA International Equity Fund	9,771	1.41%	2	8	9,771
VA Mid Corp America Fund	51,527	1.41%	2	2	51,527
VA Real Strategies Fund	58,062	1.41%	2	2	58,062
VA Rotating Markets Fund	9,943	1.41%	3	2	9,943
VA Situs Fund	1,096,652	1.41%	2	101	1,596,652

*	Number of Days Outstanding represents the total days during the year ended December 31, 2012 that each Fund utilized the Line of Credit.

As of December 31, 2012, the Funds had no outstanding borrowings under this Line of Credit.

77

Huntington Funds

Notes to Financial Statements (continued)

December 31, 2012

(9)	Other Tax Information (unaudited)

For the year ended December 31, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2012 Form 1099-DIV.

For the year ended December 31, 2012, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
VA Dividend Capture Fund	60.6%
VA Growth Fund	100.0%
VA Income Equity Fund	75.0%
VA International Equity Fund	97.4%
VA Macro 100 Fund	100.0%
VA Mid Corp America Fund	100.0%
VA Real Strategies Fund	100.0%
VA Rotating Markets Fund	100.0%
VA Mortgage Securities Fund	8.0%

For the taxable year ended December 31, 2012, the following percentage of ordinary income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deduction
VA Balanced Fund	50.8%
VA Dividend Capture Fund	100.0%
VA Growth Fund	100.0%
VA Income Equity Fund	89.6%
VA International Equity Fund	100.0%
VA Macro 100 Fund	100.0%
VA Mid Corp America Fund	100.0%
VA Real Strategies Fund	100.0%
VA Rotating Markets Fund	100.0%
VA Mortgage Securities Fund	16.4%

The VA International Equity Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding shares on December 31, 2012 are as follows:

Fund	Foreign Source Income	Foreign Tax Expense
VA International Equity Fund	$0.36	$0.04

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2012. These shareholders will receive more detailed information along with their 2012, Form 1099-DIV.

78

Huntington Funds

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of the Huntington Funds:

We have audited the accompanying statements of assets and liabilities of the Huntington VA Balanced Fund, Huntington VA Dividend Capture Fund, Huntington VA Growth Fund, Huntington VA Income Equity Fund, Huntington VA International Equity Fund, Huntington VA Macro 100 Fund, Huntington VA Mid Corp America Fund, Huntington VA Real Strategies Fund, Huntington VA Rotating Markets Fund, Huntington VA Situs Fund, and Huntington VA Mortgage Securities Fund, (eleven of the portfolios constituting The Huntington Funds, collectively referred to as the “Funds”), including the portfolios of investments, as of December 31, 2012 and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Huntington Funds referred to above at December 31, 2012, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio

February 14, 2013

79

Huntington Funds

Board of Trustees and Trust Officers

The following tables give information about Independent Trustees (Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act), Interested Trustees (Trustees who are “interested persons” of the Trust, as defined in the 1940 Act) and the senior officers of the Trust. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term (subject to mandatory retirement provisions). Unless otherwise noted, the business address of each person listed below is 2960 North Meridian Street, Suite 300, Attention: Huntington Trust Officer, Indianapolis, IN 46208. Unless otherwise noted, each officer is elected annually. The Huntington Funds consists of 36 portfolios. Each Trustee serves as Trustee for all portfolios of The Huntington Funds. The Funds’ Statement of Additional Information includes additional information about The Huntington Funds’ Trustees and is available, without charge and upon request, by calling 1-800-253-0412.

INTERESTED TRUSTEES’ BACKGROUND

Name Age Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Previous Position(s) and Other Directorships Held
B. Randolph Bateman* Age: 63 TRUSTEE Began Serving: February 2008

Principal Occupations: President and Chief Investment Officer, Huntington Asset Advisors, Inc. (May 2001 to present); Chief Investment Officer, The Huntington National Bank (October 2000 to present).

Previous Positions: Senior Vice President, Star Bank (June 1988 to October 2000).

Other Directorships Held: Board Member, The Huntington Strategy Shares.

*	B. Randolph Bateman has been deemed an Interested Trustee due to the positions he holds with The Huntington National Bank and its affiliates.

INDEPENDENT TRUSTEES’ BACKGROUND

Name Age Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Previous Position(s) and Other Directorships Held
David S. Schoedinger* Age: 70 CHAIRMAN OF THE BOARD AND TRUSTEE Began serving: May 1990

Principal Occupation: Chairman of the Board and Funeral Director, Schoedinger Funeral Service (1965 to present); CEO, Schoedinger Financial Services, Inc. (1987 to present).

Other Directorships Held: Board Member, The Huntington Strategy Shares.

Eddie R. Munson Age: 62 TRUSTEE Began serving: June 2012

Principal Occupation: Retired (September 2006-present).

Previous Positions: Certified Public Accountant, KPMG LLP (June 1972-September 2006)

Other Directorships Held: Board Member, The Huntington Strategy Shares; Board Member, Bearingpoint (2006-2008); Board Member, United American Healthcare (September 2006-June 2008); Board Member, Caraco (June 2011-December 2011).

Tadd C. Seitz Age: 71 TRUSTEE Began serving: June 2006

Principal Occupation: Retired (July 1996-present); Board advisor and private investor (July 1996-present).

Previous Positions: Chairman and Chief Executive Officer, The Scotts-Miracle Gro Company (June 1983-June 1996); Chief Operating Officer The Scotts Company (1982-1983); General Manager W. Atlee Burpee Company (1980-1982).

Other Directorships Held: Board Member, The Huntington Strategy Shares; West Point Products, Shade Tree Systems and Cold Jet (both private companies) and Chairman of Central Benefits, a mutual insurance company.

80

Huntington Funds

Board of Trustees and Trust Officers (continued)

Name Age Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Previous Position(s) and Other Directorships Held
Mark D. Shary Age: 52 TRUSTEE Began serving: June 2006

Principal Occupations: Private investor (2007 to present).

Previous Position: Chief Executive Officer and President, BestTransport.com, Inc. (2003 to 2007); President, Bostech Corporation (2000 to 2002).

Other Directorships Held: Board Member, The Huntington Strategy Shares.

Thomas J. Westerfield Age: 57 TRUSTEE Began serving: January 2001

Principal Occupation: Of Counsel, Dinsmore & Shohl LLP (law firm)

(August 2005 to present).

Previous Position: Of Counsel, Cors & Bassett LLC (law firm) (1993-2005).

Other Directorships Held: Board Member, The Huntington Strategy Shares.

William H. Zimmer, III Age: 59 TRUSTEE Began Serving: December 2006

Principal Occupation: Chief Executive Officer, Cintel Federal Credit Union (January 2011 to present).

Previous Positions: Consultant, WHZIII, LLC (March 2009 to December 2010); Assistant Treasurer, Dana Holding Corp. (September 2006 to February 2009) (manufacturing); Vice President and Manager, Global Treasury Management, National City Bank (January 2004 to March 2006); Vice President, Treasury Management Operations, Provident Bank (June 2003 to January 2004); Financial Consultant (April 2001 to June 2003).

Other Directorships Held: Board Member, The Huntington Strategy Shares.

*	David S. Schoedinger became Chairman of the Funds on April 30, 2003.

Officers

Name Age Address Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Positions
Joseph L. Rezabek Age: 44 PRESIDENT Began Serving: February 2013

Principal Occupations: President, Huntington Asset Services, Inc. (March 2012 to present); Executive Vice President, The Huntington National Bank (March 2012 to present).

Previous Positions: Managing Director, Citi (2006-2012), Chief Operating Officer, State Street Europe (1999-2006)

R. Jeffrey Young Age: 48 CHIEF EXECUTIVE OFFICER Began Serving: February 2010

Principal Occupations: Senior Vice President, HASI (formerly, Unified Fund Services, Inc.) (January 2010 to present); Chairman of the Board, Valued Advisers Trust (June 2010 to present); Chief Executive Officer and President, Valued Advisers Trust (January 2010 to present); President and Chief Executive Officer, Dreman Contrarian Funds (March 2011 to present); Chief Executive Officer, The Huntington Strategy Shares (November 2010 to present).

Previous Positions: Independent Chair, Valued Advisers Trust (August 2008-Janaury 2010); Managing Director, Chief Operating Officer, WealthStone (2007 to 2009); Senior Vice President, Operations, BISYS Fund Services (2006 to 2007); Senior Vice President/Vice President, Client Services, BISYS Fund Services (1994 to 2006).

Matthew J. Miller Age: 36 VICE PRESIDENT Began Serving: February 2010

Principal Occupations: Vice President, Relationship Management, HASI (formerly, Unified Fund Services, Inc.) (2008 to present).

Previous Position: Vice President, Transfer Agency Operations, HASI (formerly, Unified Fund Services, Inc.) (2002 to 2008).

David R. Carson Age: 54 CHIEF COMPLIANCE OFFICER AND ANTI-MONEY LAUNDERING OFFICER Began Serving: September 2005

Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer of the Huntington Funds (September 2005 to present) and the Huntington Strategy Shares (November 2010 to present).

Previous Positions: Treasurer and Assistant Treasurer of The Huntington Funds, Huntington Asset Advisors, Inc. (February 2002 to February 2005); Vice President and Private Financial Capital Group Marketing Manager, The Huntington National Bank (June 2001 to September 2005); Trust Officer, Firstar Bank (October 1982 to February 2001).

81

Huntington Funds

Board of Trustees and Trust Officers (continued)

Name Age Address Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Positions
Robert W. Silva Age: 46 TREASURER Began Serving: November 2010

Principal Occupation: Senior Vice President, Financial Administration, HASI; Treasurer, Dreman Contrarian Funds (March 2011 – present); Chief Financial Officer and Treasurer, Unified Series Trust (June 2011 to present); Chief Financial Officer and Treasurer, The Huntington Strategy Shares (November 2010 to present).

Previous Positions: Senior Vice President, Citi Fund Services Ohio, Inc., (September 2007 to September 2010)

Jay S. Fitton Age: 43 SECRETARY Began Serving: February 2012

Principal Occupations: Vice President of Legal Administration for HASI (formerly, Unified Fund Services, Inc.) (November 2011 to present).

Previous Positions: Vice President and Senior Counsel, J.P. Morgan Chase (February 2007-April 2007).

82

Huntington Funds

Board of Trustees’ Consideration of Investment Advisory Agreement for

The Huntington VA Funds (the “Funds”)

The Board of Trustees is responsible for determining whether to approve the Funds’ investment advisory agreements. At a meeting held on August 9, 2012, the Board, including a majority of the independent Trustees, approved the investment advisory agreements (the “Advisory Agreements”) between Huntington Asset Advisors, Inc. (the “Advisor”) and the Funds. Pursuant to the Advisory Agreements between the Advisor and the Funds, the Advisor provides advisory services to the Funds.

During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each of the Advisory Agreements, the Board, including a majority of the independent Trustees, considered many factors, among the most significant of which are: (1) the nature of the services provided to the Funds by the Advisor in relation to the advisory fees; (2) the individual performance of the Funds; (3) the Advisor’s costs and the profits realized through providing the Funds with advisory services; (4) whether the Advisor has realized or may realize economies of scale in providing services to the Funds and if these economies are shared with the Funds; and (5) a comparison of the fees and performance of comparable funds.

Nature, Extent and Quality of Services in Relation to the Advisory Fee. In considering the nature, extent and quality of the services provided by the Advisor, the Board reviewed information relating to the Advisor’s operations and personnel. Among other things, the Advisor provided descriptions of its organizational and management structure, biographical information on its supervisory and portfolio management staff on a fund-by-fund basis, and financial information. The Trustees also took into account the financial condition of the Advisor with respect to its ability to provide the services required under the Advisory Agreements. The Board determined that the nature, extent and quality of the services provided by the Advisor in relation to the advisory fees were acceptable.

Individual Performance of the Funds. The Board reviewed the Funds’ performance record and the Advisor’s management styles in relation to comparable funds and appropriate benchmarks. The Board noted that the Board reviews on a quarterly basis detailed information about the Funds’ performance. The Board also reviewed various comparative data for each of the Funds provided to them in connection with their consideration of the renewal of the Advisory Agreements, including, among other information, each Fund’s performance compared to similar funds based on information provided by Lipper Inc. (“Lipper”) for the one-, three- and five-year and since-inception periods ending April 30, 2012, as applicable, as well as each Fund’s performance compared to its benchmark index for the one-, three- and five-year, and since-inception periods ending April 30, 2012, as applicable.

Advisor’s Costs and the Profits Realized Through Providing the Funds With Advisory Services. In considering the reasonableness of the advisory fees, the Board reviewed information provided by the Advisor setting forth all revenues and other benefits, both direct and indirect, received by the Advisor and its affiliates attributable to managing each of the Funds individually, the cost of providing such services and the resulting profitability to the Advisor and its affiliates from these relationships. The Board also took into account the Advisor’s agreement to limit the total direct net annual operating expenses of the VA Balanced Fund to not more than 0.10% of its average daily net assets through April 30, 2013. The Trustees determined that the profitability of the Advisor was acceptable in relation to the nature and quality of services provided to the Funds.

Economies of Scale in Providing Services to the Funds and Whether These Economies are Shared With the Funds. The Board also considered the effect of the Funds’ growth and size on their performance and fees. The Board considered the fees under the Advisory Agreements for each Fund and possible economies of scale that may be realized as the assets of the Funds grow. The Board noted that none of the Funds was currently large enough to have realized economies of scale. However, the Board noted that the administrative fee charged to all of the Funds included fee breakpoints, which allowed the Funds to realize economies of scale as the assets of the Funds increased over time.

Comparison of the Fees and Performance of Comparable Funds. With respect to the Funds’ performance and fees, the Board considered comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board used Lipper peer group information provided by Strategic Insight, Inc. with respect to its comparable fee and performance analysis for the Funds. The Board also received information concerning fees charged by the Advisor to other accounts but did not consider that information to be as relevant in light of the differences in services provided.

Other Considerations. The Board also requests and receives substantial and detailed information about the Funds and the Advisor on a regular basis. The Advisor provides much of this information at each regular meeting of the Board and furnishes additional reports in connection with the Board’s formal review of the Advisory Agreements. The Board may also receive information between regular meetings relating to particular matters as the need arises. The Board’s evaluation of the Advisory Agreements is informed by reports covering such matters as the Advisor’s investment philosophy, personnel, and processes; operating strategies; each Fund’s short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitive funds and/or other benchmarks, as appropriate) and comments on reasons for performance; the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Funds’ portfolio securities; the nature and extent of the advisory and other services provided to

83

Huntington Funds

Board of Trustees’ Consideration of Investment Advisory Agreement for

The Huntington VA Funds (the “Funds”)

the Funds by the Advisor and its affiliates; compliance and audit reports concerning the Funds (including communications from regulatory agencies), as well as the Advisor’s responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Funds and the Advisor are responding to them. In the course of their deliberations regarding the Advisory Agreements, the Board also evaluated, among other things, the Advisor’s ability to supervise each of the Fund’s other service providers and their compliance programs.

The Board based its decision to approve the Advisory Agreements on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to each of the Funds, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board’s decision to approve the Advisory Agreements reflects its determination that the Advisor’s performance and actions provide an acceptable basis to support the decision to continue the existing arrangements.

While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decisions. In each case, the Board concluded that the Funds’ performance was acceptable and that the Funds’ advisory fee and total expenses, which included the administrative fee, were reasonable in light of the quality and nature of services provided by the Advisor and its affiliates.

Huntington VA Balanced Fund

Among other data considered, the Board noted that the Fund outperformed the median and average of its Lipper peer group for the one-year and since-inception periods ended April 30, 2012, and underperformed the median and average of its Lipper peer group for the three-year period ended April 30, 2012. The Board also noted that the Fund underperformed its benchmark index for the one- and three-year and since-inception periods ended April 30, 2012. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board noted that the Fund’s advisory fee and total expenses were each below the median and average of its Lipper peer group, respectively.

Huntington VA Dividend Capture Fund

Among other data considered, the Board noted that the Fund outperformed the median and average of its Lipper peer group for the one-, three- and five-year and since-inception periods ended April 30, 2012. The Board also noted that the Fund outperformed its benchmark index for the one-, three- and five-year and since-inception periods ended April 30, 2012. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board noted that the Fund’s advisory fee was equal to the median and below the average of its Lipper peer group and total expenses were equal to the median and below the average of its Lipper peer group.

Huntington VA Growth Fund

Among other data considered, the Board noted that the Fund underperformed the median and average of its Lipper peer group for the one-, three- and five-year and since-inception periods ended April 30, 2012. The Board also noted that the Fund underperformed its benchmark index for the one-, three- and five-year and since-inception periods ended April 30, 2012. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board noted that the Fund’s advisory fee was below the average and median of its Lipper peer group and total expenses were above the average and median of its Lipper peer group.

Huntington VA Income Equity Fund

Among other data considered, the Board noted that the Fund outperformed the median and average of its Lipper peer group for the one- and three-year periods but underperformed the median and average of its Lipper peer group for the five-year and since-inception periods ended April 30, 2012. The Board also noted that the Fund outperformed its benchmark index for the one-, three-, and five-year periods ended April 30, 2012, and underperformed its benchmark index for the since-inception periods ended April 30, 2012. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board noted that the Fund’s advisory fee was equal to the median and below the average of its Lipper peer group and total expenses were above the average and median of its Lipper peer group.

Huntington VA International Equity Fund

Among other data considered, the Board noted that the Fund outperformed the median and average of its Lipper peer group for the five-year and since-inception periods ended April 30, 2012, and underperformed the median and average of its Lipper peer group for

84

Huntington Funds

Board of Trustees’ Consideration of Investment Advisory Agreement for

The Huntington VA Funds (the “Funds”)

the one- and three-year periods ended April 30, 2012. The Board also noted that the Fund outperformed its benchmark index for the one- and five-year and since-inception periods ended April 30, 2012, and underperformed its benchmark index for the three-year period ended April 30, 2012. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board noted that the Fund’s advisory fee was above the average and below the median of its Lipper peer group and total expenses were below the average and median of its Lipper peer group.

Huntington VA Macro 100 Fund

Among other data considered, the Board noted that the Fund underperformed the median and average of its Lipper peer group for the three- and five-year and since-inception periods ended April 30, 2012, and outperformed the median and average of its Lipper peer group for the one-year period ended April 30, 2012. The Board also noted that the Fund underperformed its benchmark index for the one-, three- and five-year and since-inception periods ended April 30, 2012. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board noted that the Fund’s advisory fee was equal to the median and above the average of its Lipper peer group and total expenses were above the average and median of its Lipper peer group.

Huntington VA Mid Corp America Fund

Among other data considered, the Board noted that the Fund outperformed the median and average of its Lipper peer group for the one- and five-year and since-inception periods ended April 30, 2012, and underperformed the median and average of its Lipper peer group for the three-year period ended April 30, 2012. The Board also noted that the Fund underperformed its benchmark index for the one-, three- and five-year and since-inception periods ended April 30, 2012. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board noted that the Fund’s advisory fee was below the median and average of its Lipper peer group and total expenses were below the average and above the median of its Lipper peer group.

Huntington VA Real Strategies Fund

Among other data considered, the Board noted that the Fund outperformed the median and average of its Lipper peer group for the three-year period ended April 30, 2012, and underperformed the median and average of its Lipper peer group for the one-year and since-inception periods ended April 30, 2012. The Board also noted that the Fund outperformed its benchmark index for the three-year and since-inception periods ended April 30, 2012, and underperformed its benchmark index for the one-year period ended April 30, 2012. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board noted that the Fund’s advisory fee was below the average and median of its Lipper peer group and total expenses were equal to the median and above the average of its Lipper peer group.

Huntington VA Rotating Markets Fund

Among other data considered, the Board noted that the Fund outperformed the median and average of its Lipper peer group for the one- and three-year and since-inception periods ended April 30, 2012. The Board noted that the Fund underperformed the median and average of its Lipper peer group for the five-year period ended April 30, 2012. The Board also noted that the Fund underperformed its benchmark index for the one-, three- and five-year periods ended April 30, 2012, and outperformed its benchmark index for the since-inception period ended April 30, 2012. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board noted that the Fund’s advisory fee and total expenses were each above the median and average of its Lipper peer group, respectively.

Huntington VA Situs Fund

Among other data considered, the Board noted that the Fund outperformed the median and average of its Lipper peer group for the one-, three- and five-year and since-inception periods ended April 30, 2012. The Board also noted that the Fund outperformed its benchmark index for the one- and three-year periods ended April 30, 2012, and underperformed its benchmark index for the five-year and since-inception periods ended April 30, 2012. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board noted that the Fund’s advisory fee was above the median and average of its Lipper peer group and total expenses were below the average and above the median of its Lipper peer group.

Huntington VA Mortgage Securities Fund

Among other data considered, the Board noted that the Fund underperformed the median and average of its Lipper peer group for the one-, three- and five-year and since-inception periods ended April 30, 2012. The Board also noted that the Fund underperformed its

85

Huntington Funds

Board of Trustees’ Consideration of Investment Advisory Agreement for

The Huntington VA Funds (the “Funds”)

benchmark index for the one- and five-year and since-inception periods ended April 30, 2012, and outperformed its benchmark index for the three-year period ended April 30, 2012. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board noted that the Fund’s advisory fee and total expenses were above the average and median of its Lipper peer group, respectively.

86

Huntington Funds

Supplemental Information (Unaudited)

Shareholder Expense Examples

Fund Expenses. As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six-month period from July 1, 2012 to December 31, 2012.

Actual Expenses. The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information on this line together with the amount you invested to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as withdrawal charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the separate accounts, variable annuity contracts or variable life insurance policies. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value, July 1, 2012	Ending Account Value, December 31, 2012	Expenses Paid During Period(1)	Annualized Expense Ratio
VA Balanced Fund
Actual	$1,000.00	$1,040.50	$0.52	0.10%
Hypothetical(2)	$1,000.00	$1,024.62	$0.52	0.10%
VA Dividend Capture Fund
Actual	$1,000.00	$1,050.00	$4.92	0.95%
Hypothetical(2)	$1,000.00	$1,020.34	$4.85	0.95%
VA Growth Fund
Actual	$1,000.00	$1,019.50	$4.98	0.98%
Hypothetical(2)	$1,000.00	$1,020.20	$4.98	0.98%
VA Income Equity Fund
Actual	$1,000.00	$1,044.80	$5.02	0.98%
Hypothetical(2)	$1,000.00	$1,020.23	$4.96	0.98%
VA International Equity Fund
Actual	$1,000.00	$1,107.00	$5.35	1.01%
Hypothetical(2)	$1,000.00	$1,020.06	$5.12	1.01%
VA Macro 100 Fund
Actual	$1,000.00	$1,042.50	$5.90	1.15%
Hypothetical(2)	$1,000.00	$1,019.36	$5.83	1.15%
VA Mid Corp America Fund
Actual	$1,000.00	$1,064.80	$5.83	1.12%
Hypothetical(2)	$1,000.00	$1,019.49	$5.71	1.12%
VA Real Strategies Fund
Actual	$1,000.00	$1,040.90	$6.49	1.27%
Hypothetical(2)	$1,000.00	$1,018.77	$6.42	1.27%
VA Rotating Markets Fund
Actual	$1,000.00	$1,021.80	$5.89	1.16%
Hypothetical(2)	$1,000.00	$1,019.31	$5.89	1.16%

87

Huntington Funds

	Beginning Account Value, July 1, 2012	Ending Account Value, December 31, 2012	Expenses Paid During Period(1)	Annualized Expense Ratio
VA Situs Fund
Actual	$1,000.00	$1,143.80	$5.35	0.99%
Hypothetical(2)	$1,000.00	$1,020.14	$5.04	0.99%
VA Mortgage Securities Fund
Actual	$1,000.00	$1,006.40	$5.65	1.12%
Hypothetical(2)	$1,000.00	$1,019.50	$5.69	1.12%

(1)

Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The annualized expense ratios reflect reimbursement of expenses by the Funds’ Adviser for the period beginning July 1, 2012 through December 31, 2012. The “Financial Highlights” tables in the Funds’ financial statements, included in the report, also show the gross expense ratios, without such reimbursements.

(2)	Hypothetical assumes 5% annual return before expenses.

88

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus, which contains facts concerning each Fund’s objective and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A copy of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios, as well as a record of how the Funds voted any such proxies during the most recent 12-month period ended June 30, is available without charge and upon request by calling 1-800-253-0412 or at www.huntingtonvafunds.com. This information is also available from the EDGAR database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the first and third quarters of their fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-551-8090 for information on the operation of the Public Reference Room.) You may also access this information at www.huntingtonvafunds.com by selecting “Form N-Q.”

The Huntington National Bank, a subsidiary of Huntington Bancshares, Inc., is the Custodian of The Huntington Funds. Huntington Asset Services, Inc. serves as the Administrator and Fund Accountant and is affiliated with the Huntington National Bank. Additionally, Brown Brothers Harriman & Co. is the Sub-Custodian of certain of the Funds. Huntington Asset Advisors, Inc., a subsidiary of the Huntington National Bank, serves as Investment Advisor to the Funds. Unified Financial Securities, Inc. serves as the Distributor of The Huntington Funds and is affiliated with the Huntington National Bank.

CUSIP 446327165

CUSIP 446771305

CUSIP 446771206

CUSIP 446771107

CUSIP 446771800

CUSIP 446771875

CUSIP 446771503

CUSIP 446327215

CUSIP 446771701

CUSIP 446771883

CUSIP 446771867

Huntington Shareholder Services: 800-253-0412	27057 02/13

Item 2. Code of Ethics.

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b) Not applicable.

(c) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(d) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no waivers granted from a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(e) Not applicable.

(f) The registrant has included a copy of the code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer. This code of ethics is included as an Exhibit on this Form N-CSR.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is William H. Zimmer III, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2012: $468,050

Fiscal year ended 2011: $480,527

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2012: $26,500

Fiscal year ended 2011: $21,625

Fees for 2012 and 2011 related to the agreed-upon review of items within the Management’s Discussion of Fund Performance sections of the Funds’ Form N-CSR filing. 2011 fees also include the review of Form N-1A for 2011. Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $21,625 respectively.

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2012: $276,050

Fiscal year ended 2011: $212,568

Fees for 2012 and 2011 related to the review of the registrant’s tax returns. Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2012: $0

Fiscal year ended 2011: $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit and Non-Audit Services Pre-Approval Policies and Procedures

I. Purpose

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees of The Huntington Funds (the “Fund”) is responsible for the appointment, compensation and oversight of the work of the Fund’s independent auditor. As part of this responsibility, the Audit Committee is required to grant approval for audit and non-audit services performed by the independent auditor for the Fund in order assure that they do not impair the auditor’s independence from the Fund. In addition, the Audit Committee also must pre-approve its independent auditor’s engagement for non-audit services with the Fund’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and/or financial reporting of the Fund.

To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that the Fund’s independent auditor may not provide to the Fund, as well as the Audit Committee’s administration of the engagement of the independent auditor. Under these rules, the SEC has provided that a permissible approval of audit and non-audit services can take the form of either (i) a general pre-approval, or (ii) a specific pre-approval (where a specific type of service is authorized, generally subject to a fee maximum). General pre-approvals are authorized by SEC rules only subject to detailed policies and procedures. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Accordingly, the Audit Committee has adopted these Audit and Non-Audit Services Pre-Approval Policies and Procedures, which set forth the procedures and the conditions pursuant to which services for the Fund may be performed by the independent auditor under pre-approvals.

II. General Pre-Approval Policies

It is the policy of the Audit Committee that audit and non-audit services to be performed by the Fund’s independent auditor be pre-approved only when in the best interests of the Fund’s shareholders and fully consistent with applicable law and, particularly, the maintenance of the auditor’s independence. In granting any pre-approval, consideration shall be given to:

1. the qualifications of the auditor to perform the services involved;

2. the proposed costs (which may be presented as an estimate or based on professional time charges subject to a ceiling) of the services and the reasonableness thereof;

3. the permissibility of the services under applicable rules and guidance of the SEC;

4. the effect, if any, of the performance of the proposed services on the auditor’s independence;

5. the effect of the compensation for the proposed services on the auditor’s independence; and

6. the effect, if any, of the proposed services on the Fund’s ability to manage or control risk or to improve audit quality.

In accordance with SEC rules, non-audit services performed by the Fund’s independent auditor may not include the following:

1. Bookkeeping or other services related to the accounting records or financial statements of the audit client;

2. Financial information systems design and implementation;

3. Appraisal or valuation services, fairness opinions or contribution-in-kind reports;

4. Actuarial services;

5. Internal audit outsourcing services;

6. Management functions or human resources;

7. Broker-dealer, investment adviser or investment banking services; and

8. Legal services and expert services unrelated to the audit.

III. Procedures for Pre-Approval by the Audit Committee

1. Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Fund.

2. All requests for pre-approval shall be made to the full Audit Committee at regularly scheduled meetings thereof (or at a special meeting of the Audit Committee set to coincide with regular meetings of the Fund’s Board of Trustees) whenever practicable.

3. Under normal circumstances, requests for pre-approval should be presented at least 7 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4. If consideration of a request for pre-approval on the dates identified in Section III (2) would not be timely, the requesting party shall notify the Chairman of the Audit Committee. The Chairman of the Audit Committee shall then determine whether to schedule a special meeting of the Audit Committee (which may be conducted telephonically) on an alternative date or whether the request may appropriately be presented to a delegate of the Audit Committee under procedures set forth in Section IV below.

5. Requests for pre-approval may include, but are not limited to, the following services:

a. audit engagement, particularly for interim periods;

b. tax compliance, tax planning, and tax advice;

c. review and consents with respect to use of reports in post-effective amendments to the registration statements of the Fund;

d. review of IRS shareholder materials;

e. review and validation of fund procedures (e.g., valuation, interfund lending, etc.), and

f. market research and strategic insights.

6. Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

In accordance with PCAOB Rule 3524, requests for pre-approval of permissible tax services by the independent auditor must have the following items described in writing for the audit committee:

a. the scope of the proposed tax service,

b. the fee structure for the engagement,

c. any side letters, amendments to the engagement letter or any other agreements, whether oral, written, or otherwise, relating to the service between the audit firm and the Funds, and

d. any compensation arrangements or other agreements between the audit firm and any third party with respect to promoting, marketing, or recommending a transaction covered by the proposed tax service.

The audit firm should discuss with the Audit Committee, the potential effect of the proposed tax service(s) on the audit firm’s independence.

7. Requests for pre-approval must include an assessment by the independent auditor of its independence should the request be granted and the proposed services rendered.

8. The Audit Committee’s action on a request for pre-approval shall be recorded in the Audit Committee’s minutes.

9. The Audit Committee’s action on a request for pre-approval shall be communicated in writing to the independent auditor and, under normal circumstances, a copy of this communication shall be provided to the Fund’s management.

10. The Audit Committee’s action on a request for pre-approval shall be reported to the full Board of Trustees.

11. Pre-approvals will be granted for a period of no more than one year.

IV. Procedures for Pre-Approval by a Delegate of the Audit Committee

1. Where it has been determined by the Chairman of the Audit Committee that consideration of a request for pre-approval by the full Audit Committee would not be timely, the Chairman may determine that the request be presented to a member(s) of the Audit Committee appointed by the Audit Committee as its delegate (the “Delegate”) for this purpose. (As of the date of the adoption of these guidelines and procedures, the Chairman of the Audit Committee has been so appointed, and such appointment may be revoked or modified by the Audit Committee at any time.)

2. Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Fund.

3. Under normal circumstances, requests for pre-approval should be presented at least 7 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4. Requests for pre-approval may include, but are not limited to, the following services:

a. audit engagement, particularly for interim periods;

b. tax compliance, tax planning, and tax advice;

c. review and consents with respect to use of reports in post-effective amendments to the registration statements of the Fund;

d. review of IRS shareholder materials;

e. review and validation of fund procedures (e.g., valuation, interfund lending, etc.); and

f. market research and strategic insights.

5. Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

6. Requests for pre-approval must include an assessment by the independent auditor of its independence should the request be granted and the proposed services rendered.

7. The Delegate’s action on a request for pre-approval shall be communicated in writing to the independent auditor, with a copy to each other member of the Audit Committee and, under normal circumstances, to the Fund’s management.

8. Pre-approvals by the Delegate shall be reviewed by the Audit Committee at a meeting held no later than the next scheduled meeting of the Board of Trustees or the Audit Committee, whichever occurs sooner. An earlier review shall be conducted upon the written request of one or more Audit Committee members addressed to the Chairman of the Audit Committee.

9. Pre-approvals by the Delegate may be modified or revoked by the Audit Committee, but will not absolve the Fund of its responsibility to compensate the independent auditor for services rendered prior to such modification or revocation.

10. The results of the Audit Committee’s review of the Delegate’s action on a request for pre-approval shall be recorded in the Audit Committee’s minutes and reported to the full Board of Trustees.

11. Pre-approvals will be granted by the Delegate for a period of no more than one year.

V. Procedures for Monitoring Engagements Authorized Under Pre-Approval Procedures

The independent auditor shall inform the Audit Committee in writing upon the commencement of services rendered under a pre-approval. The independent auditor shall thereafter provide the Audit Committee with written quarterly progress reports within one month of the close of each calendar quarter detailing the work done and fees and other charges incurred during said calendar quarter. Should fees and expenses exceed those specified in a pre-approval (or appear likely to do so prior to completion of the work), the independent auditor or management shall so apprise the Audit Committee and an additional express approval or pre-approval must be obtained.

VI. Amendment

These Policies and Procedures may be amended or revoked at any time by the Audit Committee and shall be reviewed at least annually in conjunction with review of the Audit Committee Charter.

Adopted May 4, 2006 and revised February 14, 2007 and October 23, 2007

(e)(2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (C)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Fiscal year ended 2012 - 0%

Fiscal year ended 2011 - 0%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s audit committee pursuant to paragraph (C)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Ernst and Young LLP for the Funds and certain entities (including the adviser (excluding sub-adviser) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (Funds)), totaled $260,550 and $212,568 in 2012 and 2011, respectively, which includes the Funds’ tax fees above in Section I and tax fees for Huntington’s Trust Department related to settlement funds where Huntington National Bank is the executor.

(h) The registrant’s Audit Committee has considered whether the provision of non audit services that were rendered to registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provide ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Huntington Funds

By (Signature and Title)*	/s/ R. Jeffrey Young
R. Jeffrey Young, Chief Executive Officer and Principal Executive Officer

Date 3/1/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ R. Jeffrey Young
R. Jeffrey Young, Chief Executive Officer and Principal Executive Officer

Date 3/1/2013

By (Signature and Title)*	/s/ Robert Silva
Robert Silva, Treasurer and Principal Financial Officer

Date 3/1/2013